                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

================================================================================

                AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT
                           dated as of April 20, 2007
                                      among

                       THE GOODYEAR TIRE & RUBBER COMPANY,
                                  as Borrower,

                            The LENDERS Party Hereto,
                         The ISSUING BANKS Party Hereto,

                               CITICORP USA, INC.,
                              as Syndication Agent,

                             BANK OF AMERICA, N.A.,
                                  BNP PARIBAS,
                      THE CIT GROUP/BUSINESS CREDIT, INC.,
                      GENERAL ELECTRIC CAPITAL CORPORATION,
                          GMAC COMMERCIAL FINANCE LLC,
                              WELLS FARGO FOOTHILL
                             as Documentation Agents
                                       and

                           JPMORGAN CHASE BANK, N.A.,
                  as Administrative Agent and Collateral Agent

J.P. MORGAN SECURITIES INC.,                      CITIGROUP GLOBAL MARKETS INC.,
   as Joint Lead Arranger                             as Joint Lead Arranger
    and Joint Bookrunner                               and Joint Bookrunner

================================================================================

                                                                 [CS&M 6701-315]

                                 IMPORTANT NOTE:

EACH PARTY HERETO MUST EXECUTE THIS CREDIT AGREEMENT OUTSIDE THE REPUBLIC OF AUSTRIA AND EACH LENDER MUST BOOK ITS LOAN AND RECEIVE ALL PAYMENTS OUTSIDE THE REPUBLIC OF AUSTRIA. TRANSPORTING OR SENDING THE ORIGINAL OR ANY CERTIFIED COPY OF THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR ANY NOTICE OR OTHER COMMUNICATION (INCLUDING BY EMAIL OR OTHER ELECTRONIC TRANSMISSION) INTO OR FROM THE REPUBLIC OF AUSTRIA MAY RESULT IN THE IMPOSITION OF AN AUSTRIAN STAMP DUTY ON THE CREDIT FACILITY PROVIDED FOR HEREIN, WHICH MAY BE FOR THE ACCOUNT OF THE PARTY WHOSE ACTIONS RESULT IN SUCH IMPOSITION. COMMUNICATIONS REFERENCING THIS CREDIT AGREEMENT SHOULD NOT BE ADDRESSED TO RECIPIENTS IN, OR SENT BY PERSONS LOCATED IN, THE REPUBLIC OF AUSTRIA AND PAYMENTS SHOULD NOT BE MADE TO BANK ACCOUNTS IN THE REPUBLIC OF AUSTRIA. SEE ALSO SECTION 9.18 AND A MEMORANDUM FROM AUSTRIAN COUNSEL FOR THE GOODYEAR TIRE & RUBBER COMPANY WHICH IS AVAILABLE UPON REQUEST FROM THE ADMINISTRATIVE AGENT.

                                Table of Contents

                                                                            Page
                                                                            ----
                                    ARTICLE I

                                   Definitions

SECTION 1.01. Defined Terms .............................................      1
SECTION 1.02. Classification of Loans and Borrowings ....................     56
SECTION 1.03. Foreign Currency Translation ..............................     56
SECTION 1.04. Terms Generally ...........................................     56
SECTION 1.05. Accounting Terms; GAAP ....................................     57

                                   ARTICLE II

                                   The Credits

SECTION 2.01. Loans and Borrowings ......................................     57
SECTION 2.02. Requests for Borrowing ....................................     58
SECTION 2.03. Letters of Credit .........................................     58
SECTION 2.04. Funding of Borrowings .....................................     65
SECTION 2.05. Interest Elections ........................................     66
SECTION 2.06. Reductions of Commitments .................................     67
SECTION 2.07. Repayment of Loans; Evidence of Debt ......................     68
SECTION 2.08. Prepayment of Loans .......................................     68
SECTION 2.09. Fees ......................................................     70
SECTION 2.10. Interest ..................................................     71
SECTION 2.11. Alternate Rate of Interest ................................     72
SECTION 2.12. Increased Costs ...........................................     72
SECTION 2.13. Break Funding Payments ....................................     73
SECTION 2.14. Taxes .....................................................     74
SECTION 2.15. Payments Generally; Pro Rata Treatment; Sharing of
              Setoffs ...................................................     75
SECTION 2.16. Mitigation Obligations; Replacement of Lenders ............     77

                                   ARTICLE III

                         Representations and Warranties

SECTION 3.01. Organization; Powers ......................................     78
SECTION 3.02. Authorization; Enforceability .............................     78
SECTION 3.03. Governmental Approvals; No Conflicts ......................     78
SECTION 3.04. Financial Statements; No Material Adverse Change ..........     79
SECTION 3.05. Litigation and Environmental Matters ......................     79

SECTION 3.06. Compliance with Laws and Agreements .......................     80
SECTION 3.07. Investment Company Status .................................     80
SECTION 3.08. ERISA and Canadian Pension Plans ..........................     80
SECTION 3.09. Disclosure ................................................     80
SECTION 3.10. Security Interests ........................................     80
SECTION 3.11. Use of Proceeds and Letters of Credit .....................     82

                                   ARTICLE IV

                                   Conditions

SECTION 4.01. Restatement Date ..........................................     82
SECTION 4.02. Each Credit Event .........................................     85

                                    ARTICLE V

                              Affirmative Covenants

SECTION 5.01. Financial Statements and Other Information ................     86
SECTION 5.02. Notices of Defaults .......................................     88
SECTION 5.03. Existence; Conduct of Business ............................     88
SECTION 5.04. Maintenance of Properties .................................     89
SECTION 5.05. Books and Records; Inspection and Audit Rights ............     89
SECTION 5.06. Compliance with Laws ......................................     90
SECTION 5.07. Insurance .................................................     90
SECTION 5.08. Guarantees and Collateral .................................     90
SECTION 5.09. Borrowing Base Certificate ................................     92

                                   ARTICLE VI

                               Negative Covenants

SECTION 6.01. Limitation on Indebtedness ................................     93
SECTION 6.02. Limitation on Restricted Payments .........................     97
SECTION 6.03. Limitation on Restrictions on Distributions from
              Restricted Subsidiaries ...................................    101
SECTION 6.04. Limitation on Sales of Assets and Subsidiary Stock ........    103
SECTION 6.05. Limitation on Transactions with Affiliates ................    104
SECTION 6.06. Limitation on Liens .......................................    106
SECTION 6.07. Limitation on Sale/Leaseback Transactions .................    109
SECTION 6.08. Fundamental Changes .......................................    110
SECTION 6.09. Consolidated Coverage Ratio ...............................    110

                                   ARTICLE VII

                                Events of Default

SECTION 7.01. Events of Default .........................................    110

                                  ARTICLE VIII

                                   The Agents

                                   ARTICLE IX

                                  Miscellaneous

SECTION 9.01. Notices ...................................................    116
SECTION 9.02. Waivers; Amendments .......................................    117
SECTION 9.03. Expenses; Indemnity; Damage Waiver ........................    119
SECTION 9.04. Successors and Assigns ....................................    121
SECTION 9.05. Survival ..................................................    124
SECTION 9.06. Counterparts; Integration; Effectiveness; Issuing Banks ...    125
SECTION 9.07. Severability ..............................................    125
SECTION 9.08. Right of Setoff ...........................................    126
SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of
              Process ...................................................    126
SECTION 9.10. WAIVER OF JURY TRIAL ......................................    126
SECTION 9.11. Headings ..................................................    127
SECTION 9.12. Confidentiality ...........................................    127
SECTION 9.13. Interest Rate Limitation ..................................    127
SECTION 9.14. Security Documents ........................................    128
SECTION 9.15. Additional Financial Covenants ............................    128
SECTION 9.16. Effect of Restatement .....................................    129
SECTION 9.17. USA Patriot Act Notice ....................................    129
SECTION 9.18. Austrian Matters ..........................................    129

SCHEDULES:

Schedule 1.01A   -- Consent Subsidiaries
Schedule 1.01B   -- Mortgaged Properties
Schedule 1.01C   -- Senior Subordinated-Lien Indebtedness
Schedule 1.01D   -- Specified Account Debtor
Schedule 2.01    -- Commitments
Schedule 2.03    -- Existing Letters of Credit
Schedule 3.10(b) -- Mortgaged Properties
Schedule 3.10(c) -- Material Intellectual Property
Schedule 4.01    -- Post Restatement Date Delivery Requirements
Schedule 6.06    -- Existing Liens on the Restatement Date

EXHIBITS:

Exhibit A   -- Form of Borrowing Request
Exhibit B   -- Form of Interest Election Request
Exhibit C   -- Form of Promissory Note
Exhibit D   -- Form of Assignment and Assumption
Exhibit E-1 -- Form of Opinion of Borrower's Outside Counsel
Exhibit E-2 -- Form of Opinion of the General Counsel, the Associate General
               Counsel or an Assistant General Counsel of the Borrower
Exhibit F   -- Form of Borrowing Base Certificate
Exhibit G   -- Form of Restatement Date Perfection Certificate
Exhibit H   -- Form of Reaffirmation Agreement

                    AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT dated as of
               April 20, 2007 (this "Agreement"), among THE GOODYEAR TIRE & RUBBER COMPANY; the LENDERS party hereto; the ISSUING BANKS party hereto; CITICORP USA, INC., as Syndication Agent; BANK OF AMERICA, N.A., as Documentation Agent; BNP PARIBAS, as Documentation Agent; THE CIT GROUP/BUSINESS CREDIT, INC., as Documentation Agent; GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent; GMAC COMMERCIAL FINANCE LLC, as Documentation Agent, WELLS FARGO FOOTHILL, as Documentation Agent, and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent.

          The Borrower has requested that the Lenders agree to amend and restate the Existing Credit Agreement (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in Article I) in order to continue the revolving credit facility provided for therein and to extend credit in the form of revolving Loans and Letters of Credit in an aggregate principal or stated amount not in excess of $1,500,000,000 at any time outstanding. The Lenders are willing to continue such revolving credit facility, and to amend and restate the Existing Credit Agreement in the form hereof, upon the terms and subject to the conditions set forth herein. The proceeds of Borrowings hereunder will be used for working capital and general corporate purposes of the Borrower and the Subsidiaries. Letters of Credit will be used for general corporate purposes of the Borrower and the Subsidiaries.

          Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

          SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

          "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

          "Access Agreement" means a written agreement granting access rights with respect to any Accounts or Inventory of the Borrower or any of the other Grantors located at any third party location, in form and substance reasonably satisfactory to the Administrative Agent.

          "Account" has the meaning specified in the UCC.

          "Account Debtor" means the Person who is primarily obligated under, with respect to or on account of an Account.

          "Accounts Receivable Reserves" means, on any date, an amount (calculated in accordance with the current and historical accounting practices of the Borrower) equal to the sum of reserves for volume rebates, cash discounts, Federal excise taxes and warranties maintained on the Borrower's general ledger with respect to Eligible Accounts Receivable, in each case without duplication of any amounts that are included in the Dilution Factors for such period or excluded from the value of Eligible Accounts Receivable pursuant to the definition thereof, and each such reserve to be subject to adjustment by the Administrative Agent or the Majority Lenders in their discretion (not to be exercised unreasonably) based on the results of collateral and borrowing base evaluations and monitoring conducted by the Administrative Agent and its designated representatives. Any such adjustment by the Administrative Agent or the Majority Lenders shall be made by written notice to the Borrower setting forth in reasonable detail the basis for such adjustment, and shall become effective for purposes of the first Borrowing Base Certificate that is delivered pursuant to Section 5.09 at least five Business Days after the date of receipt by the Borrower of such written notice.

          "Additional Assets" means:

          (a) any property or assets (other than Indebtedness and Capital Stock) to be used by the Borrower or a Restricted Subsidiary;

          (b) the Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Borrower or another Restricted Subsidiary; or

          (c) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary;

provided, however, that any such Restricted Subsidiary described in clauses (b) or (c) above is primarily engaged in a Permitted Business.

          "Additional Inventory Reserves" means, on any date, an amount equal to the sum of the following reserves established by the Administrative Agent with respect to Eligible Inventory, without duplication of any deductions made pursuant to the definitions of "Eligible Inventory", "Inventory Reserves" and "Inventory Value":

          (a) a reserve for "slow moving" Eligible Inventory equal to 75% of the amount in excess of a 12 month supply on hand;

          (b) a reserve for (i) private label Eligible Inventory relating to the North America Tire Division and (ii) private label Eligible Inventory relating to the Engineered Products Division;

          (c) a reserve for freight, duties and insurance for Eligible Inventory representing in transit Inventory equal to $5,000,000;

          (d) a reserve for shrink or discrepancies that arise pertaining to Eligible Inventory quantities on hand between the Borrower's perpetual accounting system and physical counts of the Eligible Inventory which will be equal to the amount of any such discrepancy, if any, that is in excess of 2.0%; and

          (e) any other reserve as deemed appropriate by the Administrative Agent or the Majority Lenders in their discretion (not to be exercised unreasonably) based on the results of collateral and borrowing base evaluations and monitoring conducted by the Administrative Agent and its designated representatives.

          The reserves described in clauses (a), (b), (c), (d) and (e) above shall be subject to adjustment (and, in the case of clause (e), establishment) by the Administrative Agent or the Majority Lenders in their discretion (not to be exercised unreasonably) based on the results of collateral and borrowing base evaluations and monitoring conducted by the Administrative Agent and its designated representatives. Any such adjustment or the establishment of a reserve pursuant to clause (e) by the Administrative Agent or the Majority Lenders shall be made by written notice to the Borrower setting forth in reasonable detail the basis for such adjustment or reserve, and shall become effective for purposes of the first Borrowing Base Certificate that is delivered pursuant to Section 5.09 at least five Business Days after the date of receipt by the Borrower of such written notice.

          "Adjusted Eligible Accounts Receivable" means, on any date, an amount equal to (a) Eligible Accounts Receivable minus (b) the sum of, without duplication, (i) the Dilution Reserve and (ii) the Accounts Receivable Reserves.

          "Adjusted Eligible Finished Goods" means, on any date and with respect to any division of the Borrower, an amount equal to (a) Eligible Finished Goods relating to such division minus (b) the Inventory Reserves with respect to the Eligible Inventory included in such Eligible Finished Goods minus (c) the Additional Inventory Reserves with respect to the Eligible Inventory included in such Eligible Finished Goods.

          "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

          "Administrative Agent" means JPMCB, in its capacity as administrative agent for the Lenders hereunder, and its successors in such capacity.

          "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

          "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Affiliate Transaction" has the meaning set forth in Section 6.05(a).

          "Agents" means the Administrative Agent and the Collateral Agent.

          "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Applicable Percentage" means, with respect to any Lender, the percentage of the Total Commitment represented by such Lender's Commitment. If the Commitments have been reduced to zero, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

          "Applicable Rate" shall mean, for any day, with respect to (a) any Loan or (b) the Commitments, the applicable rate per annum set forth under the appropriate caption in the table below, in each case based upon the Reference Availability (as defined below) then in effect, except (x) on or prior to the date that is 270 days after the Restatement Date, the Applicable Rate for any Loan shall be determined by reference to Category 1 and (y) that, notwithstanding clause (x), if an Event of Default shall have occurred under clause (a), (b), (h) or (i) of Section 7.01 or as a result of a breach of
Section 5.09(a) (for so long as a new Borrowing Base Certificate has not been delivered), or 6.09 and shall then be continuing, the Applicable Rate shall be determined by reference to Category 2 in the table below:

                          EURODOLLAR     ABR
REFERENCE AVAILABILITY:     SPREAD     SPREAD   COMMITMENT FEE
-----------------------   ----------   ------   --------------
       CATEGORY 1
        >$400,000,000       1.250%     0.250%       0.375%

       CATEGORY 2
   < or =$400,000,000       1.500%     0.500%       0.250%

The "Reference Availability" for each day shall be the amount determined by the Administrative Agent as of the second Business Day (the "Applicable Delivery Date") following the then most recent delivery of a Borrowing Base Certificate to be the average of the Available Commitments as of the end of each of the 30 consecutive days immediately preceding the Applicable Delivery Date. Solely for purposes of determining the Reference Availability, Available Cash for any day during any applicable period shall be the Available Cash specified on the most recent certificate delivered under Section 5.09(a) or (b) specifying Available Cash.

          "Approved Fund" means (a) with respect to any Lender, a CLO managed by such Lender or by an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "Arrangers" means J.P. Morgan Securities Inc., as Joint Lead Arranger and Joint Bookrunner, and Citigroup Global Markets Inc., as Joint Lead Arranger and Joint Bookrunner, for the credit facilities established by this Agreement.

          "Asset Disposition" means any sale, lease, transfer or other disposition (or series of sales, leases, transfers or dispositions that are part of a common plan) by the Borrower or any Restricted Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of:

          (a) any shares of Capital Stock of a Restricted Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Borrower or a Restricted Subsidiary);

          (b) all or substantially all the assets of any division or line of business of the Borrower or any Restricted Subsidiary; or

          (c) any other assets of the Borrower or any Restricted Subsidiary outside of the ordinary course of business of the Borrower or such Restricted Subsidiary;

other than, in the case of clauses (a), (b) and (c) above,

               (1) a disposition by a Restricted Subsidiary to the Borrower or by the Borrower or a Restricted Subsidiary to a Restricted Subsidiary;

               (2) for purposes of Section 6.04 only, a disposition subject to
          Section 6.02;

               (3) a disposition of assets with a Fair Market Value of less than $10,000,000;

               (4) a sale of accounts receivable and related assets of the type specified in the definition of "Qualified Receivables Transaction" to a Receivables Entity;

               (5) a transfer of accounts receivable and related assets of the type specified in the definition of "Qualified Receivables Transaction" (or a fractional undivided interest therein) by a Receivables Entity in a Qualified Receivables Transaction; and

               (6) any Specified Asset Sale.

          "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit D or any other form approved by the Administrative Agent.

          "Attributable Debt" means, with respect to any Sale/Leaseback Transaction that does not result in a Capitalized Lease Obligation, the present value (computed in accordance with GAAP) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended). In the case of any lease which is terminable by the lessee upon payment of a penalty, the Attributable Debt shall be the lesser of (i) the Attributable Debt determined assuming termination upon the first date such lease may be terminated (in which case the Attributable Debt shall also include the amount of the penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) and (ii) the Attributable Debt determined assuming no such termination.

          "Availability Period" means the period from and including the Restatement Date to but excluding the earlier of (a) the Commitment Termination Date and (b) any other date on which the Commitments have been reduced to zero.

          "Available Cash" means, with respect to any date, the aggregate amount of cash and Temporary Cash Investments held on such date by the Borrower and the Subsidiary Guarantors, other than cash and Temporary Cash Investments (a) held in accounts outside the United States of America or (b) to the extent subject to any Lien (other than Liens permitted pursuant to Section 6.06(t)) securing Indebtedness or other obligations or to any other restriction on availability.

          "Available Commitments" means, at the time of any determination, an amount equal to Available Cash plus the difference between (a) the lesser of (i) the Borrowing Base and (ii) the aggregate amount of the Commitments in effect at such time minus (b) the aggregate amount of the Credit Exposures at such time.

          "Average Life" means, as of the date of determination, with respect to any Indebtedness or Preferred Stock, the quotient obtained by dividing (a) the sum of the products of the number of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or scheduled redemption or similar payment with respect to such Preferred Stock multiplied by the amount of such payment by (b) the sum of all such payments.

          "Bank Indebtedness" means all obligations under the U.S. Bank Indebtedness and European Bank Indebtedness.

          "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

          "Board of Directors" means the board of directors of the Borrower or any committee thereof duly authorized to act on behalf of the board of directors of the Borrower.

          "Borrower" means The Goodyear Tire & Rubber Company, an Ohio corporation.

          "Borrowing" means Loans of the same Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

          "Borrowing Base" means, at the time of any determination, an amount equal to the sum of, without duplication, (a) 85% of Adjusted Eligible Accounts Receivable and (b) (i) if the Effective Advance Rate is equal to or greater than the percentage equal to 85% of the Recovery Rate, 85% multiplied by the Recovery Rate multiplied by the Inventory Value of all Inventory of the Borrower and each other Grantor or (ii) if the Effective Advance Rate is less than the percentage equal to 85% of the Recovery Rate, (A) the sum of (x) 40% of Eligible Raw Materials plus (y) 70% of Adjusted Eligible Finished Goods relating to the North American Tire Division, the Retail Division, the Engineered Products Division and Wingfoot, respectively, plus (z) 40% of Eligible Work in Process minus (B) the Rent Reserve, minus (C) the Priority Payables Reserve (the amount in clause
(ii) collectively, the "Inventory Advance Amount"). The Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent on the Restatement Date or pursuant to Section 5.09, as applicable. Subject to the provisions of Section 9.02(b)(viii), standards of eligibility and reserves relating to the components of the Borrowing Base may be revised and adjusted from time to time by the Administrative Agent or the Majority Lenders in their discretion (not to be exercised unreasonably) based on the results of collateral and borrowing base evaluations and monitoring conducted by the Administrative Agent and its designated representatives. Any such revision or adjustment by the Administrative Agent or the Majority Lenders shall be made by written notice to the Borrower setting forth in reasonable detail the basis for such revision or adjustment, and shall become effective for purposes of the first Borrowing Base Certificate that is delivered pursuant to Section 5.09 at least five Business Days after the date of receipt by the Borrower of such written notice.

          "Borrowing Base Availability" means, at the time of any determination, an amount equal to the lesser of the Borrowing Base at such time and the aggregate amount of the Commitments at such time.

          "Borrowing Base Certificate" means a certificate substantially in the form of Exhibit F hereto (with such changes therein as may be reasonably requested by the Administrative Agent from time to time to reflect the components of and reserves against the Borrowing Base as provided for hereunder from time to time), executed and certified on behalf of the Borrower as accurate and complete in all material respects by a Financial Officer of the Borrower, which shall include appropriate exhibits, schedules, supporting documentation and additional reports as (a) outlined in Exhibit F hereto, (b) reasonably requested by the Administrative Agent and (c) provided for in Section 5.09.

          "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.02 in substantially the form of Exhibit A hereto.

          "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

          "Canadian Benefit Plans" means all material employee benefit plans of any nature or kind whatsoever that are not Canadian Pension Plans and are maintained or contributed to by any Credit Party having employees in Canada.

          "Canadian Dollars" refers to lawful money of Canada.

          "Canadian Pension Plans" means each plan which is a registered pension plan within the meaning of the Income Tax Act (Canada).

          "Canadian Security Agreements" has the meaning assigned to such term in the Guarantee and Collateral Agreement.

          "Capitalized Lease Obligations" means an obligation that is required to be classified and accounted for as a capitalized lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP.

          "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such entity.

          "Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules of the United States Securities and Exchange Commission thereunder as in effect on the date hereof), of Capital Stock representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Borrower; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) directors on the date hereof or nominated by the board of directors of the Borrower nor (ii) appointed by directors so nominated.

          "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this

Agreement or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.12(b), by any lending office of such Lender or by such Lender's or such Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

          "CLO" means any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course and is administered or managed by a Lender or an Affiliate of such Lender.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Collateral" means all the assets and rights that secure any of the Obligations pursuant to the Security Documents.

          "Collateral Agent" means JPMCB, in its capacity as collateral agent for the Lenders under the Guarantee and Collateral Agreement and the other Security Documents.

          "Commitment" means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum permitted aggregate amount of such Lender's Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 or increased from time to time pursuant to Section 9.02(c) and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Commitment is set forth on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders' Commitments is $1,500,000,000.

          "Commitment Termination Date" means April 30, 2013.

          "Consent Subsidiary" means (a) any Subsidiary listed on Schedule 1.01A and (b) any Subsidiary not on Schedule 1.01A or formed or acquired after the Restatement Date, in respect of which (A) the consent of any Person other than the Borrower or any Wholly Owned Subsidiary is required by applicable law or the terms of any organizational document of such Subsidiary or other agreement of such Subsidiary or any Affiliate of such Subsidiary in order for such Subsidiary to execute the Guarantee and Collateral Agreement as a Grantor or a Subsidiary Guarantor and perform its obligations thereunder, or in order for Capital Stock of such Subsidiary to be pledged under the Security Documents, as the case may be, and (B) the Borrower endeavored in good faith to obtain such consents, and such consents shall not have been obtained. Notwithstanding the foregoing, no Subsidiary shall be a Consent Subsidiary at any time that it is a guarantor of, or has provided any collateral to secure, Indebtedness for borrowed money of the Borrower, and any Consent Subsidiary (including a Consent

Subsidiary listed in Schedule 1.01A) that at any time ceases to meet the test set forth in clause (A) shall cease to be a Consent Subsidiary. No Subsidiary shall be a Consent Subsidiary if it is a Guarantor or a Grantor under the Second Lien Guarantee and Collateral Agreement or the Third Lien Collateral Agreement, a US Guarantor under the European Guarantee and Collateral Agreement or a Subsidiary Guarantor or Grantor Subsidiary Guarantor under the Junior Lien Indenture or the 2006 Indenture.

          "Consolidated Coverage Ratio" as of any date of determination means the ratio of:

               (1) the aggregate amount of EBITDA for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination for which financial statements have been filed with the SEC to

               (2) Consolidated Interest Expense for such four fiscal quarters;

          provided, however, that:

                    (A) if the Borrower or any Restricted Subsidiary has
               Incurred any Indebtedness since the beginning of such period that remains outstanding on such date of determination or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio is an Incurrence of Indebtedness, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period and the discharge of any other Indebtedness repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Indebtedness as if such discharge had occurred on the first day of such period,

                    (B) if the Borrower or any Restricted Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of such period or if any Indebtedness is to be repaid, repurchased, defeased or otherwise discharged (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and has not been replaced) on the date of the transaction giving rise to the need to calculate the Consolidated Coverage Ratio, EBITDA and Consolidated Interest Expense for such period shall be calculated on a pro forma basis as if such discharge had occurred on the first day of such period and as if the Borrower or such Restricted Subsidiary had not earned the interest income actually earned during such period in respect of cash or Temporary Cash Investments used to repay, repurchase, defease or otherwise discharge such Indebtedness,

                    (C) if since the beginning of such period the Borrower or
               any Restricted Subsidiary shall have made any Asset Disposition, the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) directly attributable to the assets that are the subject of such Asset Disposition for such period or increased by an amount equal to the EBITDA (if negative) directly attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Borrower or any Restricted Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Borrower and its Restricted Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any Restricted Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Restricted Subsidiary to the extent the Borrower and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such sale),

                    (D) if since the beginning of such period the Borrower or
               any Restricted Subsidiary (by merger or otherwise) shall have made an Investment in any Restricted Subsidiary (or any Person that becomes a Restricted Subsidiary) or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction causing a calculation to be made hereunder, which constitutes all or substantially all of an operating unit, division or line of a business, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such Investment or acquisition occurred on the first day of such period, and

                    (E) if since the beginning of such period any Person that
               subsequently became a Restricted Subsidiary or was merged with or into the Borrower or any Restricted Subsidiary since the beginning of such period shall have made any Asset Disposition or any Investment or acquisition of assets that would have required an adjustment pursuant to clause (C) or (D) above if made by the Borrower or a Restricted Subsidiary during such period, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition, Investment or acquisition of assets occurred on the first day of such period.

          For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, Asset Disposition or other Investment, the amount of income, EBITDA or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible Financial Officer of the

Borrower and shall comply with the requirements of Rule 11-02 of Regulation S-X, as it may be amended or replaced from time to time, promulgated by the SEC.

          If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate Agreement has a remaining term as at the date of determination in excess of 12 months). If any Indebtedness is Incurred or repaid under a revolving credit facility and is being given pro forma effect, the interest on such Indebtedness shall be calculated based on the average daily balance of such Indebtedness for the four fiscal quarters subject to the pro forma calculation.

          "Consolidated Interest Expense" means, for any period, the total interest expense of the Borrower and its Consolidated Restricted Subsidiaries, plus, to the extent Incurred by the Borrower and its Consolidated Restricted Subsidiaries in such period but not included in such interest expense, without duplication:

               (1) interest expense attributable to Capitalized Lease Obligations and the interest expense attributable to leases constituting part of a Sale/Leaseback Transaction that does not result in a Capitalized Lease Obligation;

               (2) amortization of debt discount and debt issuance costs;

               (3) capitalized interest;

               (4) noncash interest expense;

               (5) commissions, discounts and other fees and charges attributable to letters of credit and bankers' acceptance financing,

               (6) interest accruing on any Indebtedness of any other Person to the extent such Indebtedness is Guaranteed by (or secured by the assets of) the Borrower or any Restricted Subsidiary and such Indebtedness is in default under its terms or any payment is actually made in respect of such Guarantee;

               (7) net payments made pursuant to Hedging Obligations (including amortization of fees);

               (8) dividends paid in cash or Disqualified Stock in respect of
          (A) all Preferred Stock of Restricted Subsidiaries and (B) all Disqualified Stock of the Borrower, in each case held by Persons other than the Borrower or a Restricted Subsidiary;

               (9) interest Incurred in connection with investments in discontinued operations; and

               (10) the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Borrower) in connection with Indebtedness Incurred by such plan or trust;

and less, to the extent included in such total interest expense, (A) any breakage costs of Hedging Obligations terminated in connection with the Incurrence of Indebtedness on the 2006 Indenture Closing Date and the application of the net proceeds therefrom and (B) the amortization during such period of capitalized financing costs; provided, however, that for any financing consummated after the Restatement Date, the aggregate amount of amortization relating to any such capitalized financing costs deducted in calculating Consolidated Interest Expense shall not exceed 5% of the aggregate amount of the financing giving rise to such capitalized financing costs.

          "Consolidated Net Income" means, for any period, the net income of the Borrower and its Consolidated Subsidiaries for such period; provided, however, that there shall not be included in such Consolidated Net Income:

          (a) any net income of any Person (other than the Borrower) if such Person is not a Restricted Subsidiary, except that:

               (1) subject to the limitations contained in clause (d) below, the Borrower's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Borrower or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution made to a Restricted Subsidiary, to the limitations contained in clause (c) below);

               (2) the Borrower's equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income to the extent such loss has been funded with cash from the Borrower or a Restricted Subsidiary;

          (b) any net income (or loss) of any Person acquired by the Borrower or a Subsidiary of the Borrower in a pooling of interests transaction for any period prior to the date of such acquisition;

          (c) any net income of any Restricted Subsidiary if such Restricted Subsidiary is subject to restrictions on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Borrower (but, in the case of any Foreign Restricted Subsidiary, only to the extent cash equal to such net income (or a portion thereof) for such period is not readily procurable by the Borrower from such Foreign Restricted Subsidiary (with the amount of cash readily procurable from such Foreign Restricted Subsidiary being determined in good faith by a Financial Officer of the Borrower) pursuant to intercompany loans, repurchases of Capital Stock or otherwise), except that:

               (1) subject to the limitations contained in clause (d) below, the Borrower's equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Restricted Subsidiary during such period to the Borrower or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution made to another Restricted Subsidiary, to the limitation contained in this clause); and

               (2) the net loss of any such Restricted Subsidiary for such period shall not be excluded in determining such Consolidated Net Income;

          (d) any gain (or loss) realized upon the sale or other disposition of any asset of the Borrower or its Consolidated Subsidiaries (including pursuant to any Sale/Leaseback Transaction) that is not sold or otherwise disposed of in the ordinary course of business and any gain (or loss) realized upon the sale or other disposition of any Capital Stock of any Person;

          (e) any extraordinary gain or loss;

          (f) the effect of the 2006 strike, as disclosed in the Borrower's filings with the SEC, which for purposes of determining Consolidated Net Income shall be deemed to be (i) for the fiscal quarter ended December 31, 2006, a loss of operating income of $363,000,000, and (ii) for each fiscal quarter thereafter, a loss of operating income in an amount determined by the Borrower, provided that the aggregate amount of all such losses of operating income for such fiscal quarters ended after December 31, 2006, shall not exceed $250,000,000; and

          (g) the cumulative effect of a change in accounting principles.

          Notwithstanding the foregoing, for the purpose of Section 6.02 only, there shall be excluded from Consolidated Net Income any dividends, repayments of loans or advances or other transfers of assets from Unrestricted Subsidiaries to the Borrower or a Restricted Subsidiary to the extent such dividends, repayments or transfers increase the amount of Restricted Payments permitted under Section 6.02(a)(3)(iv).

          "Consolidated Revenue" means, for any period, the revenues for such period, determined in accordance with GAAP, of the Borrower and the Subsidiaries the accounts of which would be consolidated with those of the Borrower in the Borrower's consolidated financial statements in accordance with GAAP.

          "Consolidated Total Assets" means, at any date, the total assets, determined in accordance with GAAP, of the Borrower and the Subsidiaries the accounts of which would be consolidated with those of the Borrower in the Borrower's consolidated financial statements in accordance with GAAP.

          "Consolidation" means, unless the context otherwise requires, the consolidation of (1) in the case of the Borrower, the accounts of each of the Restricted

Subsidiaries with those of the Borrower and (2) in the case of a Restricted Subsidiary, the accounts of each Subsidiary of such Restricted Subsidiary that is a Restricted Subsidiary with those of such Restricted Subsidiary, in each case in accordance with GAAP consistently applied; provided, however, that "Consolidation" will not include consolidation of the accounts of any Unrestricted Subsidiary, but the interest of the Borrower or any Restricted Subsidiary in an Unrestricted Subsidiary will be accounted for as an investment. The term "Consolidated" has a correlative meaning.

          "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

          "Credit Documents" means this Agreement, the Issuing Bank Agreements, any letter of credit applications referred to in Section 2.03(a), any promissory notes delivered pursuant to Section 2.07(e), the Security Documents, the Lenders Lien Subordination and Intercreditor Agreement and the Lien Subordination and Intercreditor Agreement.

          "Credit Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Loans and such Lender's LC Exposure at such time.

          "Credit Facilities Agreements" means this Agreement, the Second Lien Agreement and the European Facilities Agreement.

          "Credit Party" means the Borrower, each Subsidiary Guarantor and each Grantor.

          "Currency Agreement" means with respect to any Person any foreign exchange contract, currency swap agreement or other similar agreement or arrangement to which such Person is a party or of which it is a beneficiary.

          "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

          "Designated Noncash Consideration" means noncash consideration received by the Borrower or one of its Restricted Subsidiaries in connection with an Asset Disposition that is designated by the Borrower as Designated Noncash Consideration, less the amount of cash or cash equivalents received in connection with a subsequent sale of such Designated Noncash Consideration, which cash and cash equivalents shall be considered Net Available Cash received as of such date and shall be applied pursuant to Section 6.04.

          "Dilution Factors" means, with respect to any period, the aggregate amount recorded (in a manner consistent with current and historical accounting practices of the Borrower) to reduce Eligible Accounts Receivable on account of deductions, credit memos (net of related re-bills), returns, incorrect billings, adjustments, allowances, bad debt write-offs and other non-cash credits, in each case without duplication of any amounts relating to reserves for volume rebates or cash discounts or any other items that are included in the Accounts Receivable Reserves for such period or excluded from the value of Eligible Accounts Receivable pursuant to the definition thereof.

          "Dilution Ratio" means, on any date, the amount (expressed as a percentage) equal to (a) the aggregate amount of the applicable Dilution Factors for the 12 most recently ended fiscal months divided by (b) total gross sales for the 12 most recently ended fiscal months.

          "Dilution Reserve" means, on any date, (a) the applicable Dilution Ratio on such date minus 5% multiplied by (b) (i) Eligible Accounts Receivable on such date minus (ii) the Accounts Receivable Reserves on such date.

          "Disclosure Documents" means reports of the Borrower on Forms 10-K, 10-Q and 8-K, and any amendments thereto, that shall have been (i) filed with the SEC on or prior to April 5, 2007, or (ii) filed with the SEC after such date and prior to the Restatement Date and delivered to the Administrative Agent prior to the date hereof.

          "Disqualified Stock" means, with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable) or upon the happening of any event:

          (a) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise;

          (b) is convertible or exchangeable for Indebtedness or Disqualified Stock (excluding Capital Stock convertible or exchangeable solely at the option of the Borrower or a Restricted Subsidiary; provided, however, that any such conversion or exchange shall be deemed an Incurrence of Indebtedness or Disqualified Stock, as applicable); or

          (c) is redeemable at the option of the holder thereof, in whole or in part;

in the case of each of clauses (a), (b) and (c), on or prior to 180 days after the Commitment Termination Date; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the first anniversary of the Commitment Termination Date shall not constitute Disqualified Stock if the "asset sale" or "change of control" provisions applicable to such Capital Stock are not more favorable in any material respect to the holders of such Capital Stock than the provisions of
Section 4.06 and Section 4.08 of the 2006 Indenture; provided further, however, that if such Capital Stock is issued to any employee or to any plan for the benefit of employees of the Borrower or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower in order to satisfy applicable statutory or regulatory obligations or as a result of such employee's termination, death or disability.

          The amount of any Disqualified Stock that does not have a fixed redemption, repayment or repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were redeemed, repaid or repurchased on any date on which the amount of such Disqualified Stock is to be determined pursuant to this Agreement; provided, however, that if such Disqualified Stock could not be required to be redeemed, repaid or repurchased at the time of such determination, the redemption, repayment or repurchase price will be the book value of such Disqualified Stock as reflected in the most recent financial statements of such Person.

          "Documentation Agent" means each of Bank of America, N.A., BNP Paribas, The CIT Group/Business Credit, Inc., General Electric Capital Corporation, GMAC Commercial Finance LLC and Wells Fargo Foothill, in its capacity as documentation agent hereunder.

          "Dollar Equivalent" means, on any date of determination, (a) with respect to any amount in dollars, such amount, and (b) with respect to any amount in Canadian Dollars, Euros or Pounds Sterling, the equivalent in dollars of such amount, determined by the Administrative Agent using the Exchange Rate or the LC Exchange Rate, as applicable, with respect to Canadian Dollars, Euros or Pounds Sterling, as the case may be, in effect for such amount on such date. The Dollar Equivalent amount at any time of any Letter of Credit or LC Disbursement denominated in Canadian Dollars, Euros or Pounds Sterling shall be the amount most recently determined as provided in Section 1.03.

          "dollars" or "$" refers to lawful money of the United States of America.

          "Domestic Subsidiary" means any Subsidiary that is not a Foreign Subsidiary.

          "EBITDA" means, for any period, the Consolidated Net Income for such period, plus, without duplication, the following, to the extent deducted in calculating such Consolidated Net Income:

          (a) income tax expense of the Borrower and its Consolidated Restricted Subsidiaries;

          (b) Consolidated Interest Expense;

          (c) depreciation expense of the Borrower and its Consolidated Restricted Subsidiaries;

          (d) amortization expense of the Borrower and its Consolidated Restricted Subsidiaries (excluding amortization expense attributable to a prepaid cash item that was paid in a prior period);

          (e) cash restructuring charges; provided that the aggregate amount of such cash restructuring charges incurred on or after the Restatement Date that may be added back in determining EBITDA pursuant to this clause (e) for all periods reported on during the term of this Agreement shall not exceed $120,000,000; and

          (f) all other noncash charges of the Borrower and its Consolidated Restricted Subsidiaries (excluding any such noncash charge to the extent it represents an accrual of or reserve for cash expenditures in any future period) less all noncash items of income of the Borrower and its Restricted Subsidiaries in each case for such period (other than normal accruals in the ordinary course of business).

Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization and noncash charges of, a Restricted Subsidiary of the Borrower shall be added to Consolidated Net Income to compute EBITDA only to the extent (and in the same proportion) that the net income of such Restricted Subsidiary was included in calculating Consolidated Net Income and only if (A) a corresponding amount would be permitted at the date of determination to be dividended to the Borrower by such Restricted Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Restricted Subsidiary or its shareholders or (B) in the case of any Foreign Restricted Subsidiary, a corresponding amount of cash is readily procurable by the Borrower from such Foreign Restricted Subsidiary (as determined in good faith by a Financial Officer of the Borrower) pursuant to intercompany loans, repurchases of Capital Stock or otherwise, provided that to the extent cash of such Foreign Restricted Subsidiary provided the basis for including the net income of such Foreign Subsidiary in Consolidated Net Income pursuant to clause (c) of the definition of "Consolidated Net Income," such cash shall not be taken into account for the purposes of determining readily procurable cash under this clause (B).

          "EEMEA Subsidiary" means a Subsidiary (other than any Subsidiary of the European JV) organized under the laws of any jurisdiction in Africa, Eastern Europe (including each of Albania, Belarus, Bosnia and Herzegovina, Bulgaria, Croatia, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Macedonia, Moldova, Poland, Romania, Russia, Serbia and Montenegro, Slovakia, Slovenia, and Ukraine) and the Middle East (including each of Bahrain, Egypt, Iran, Iraq, Israel, Jordan, Kuwait, Lebanon, Palestine, Oman, Qatar, Saudi Arabia, Syria, Turkey, the United Arab Emirates, and Yemen).

          "Effective Advance Rate" means, on any date, the percentage equal to the Inventory Advance Amount (as defined in the definition of "Borrowing Base") on such date divided by the Inventory Value of all Inventory of the Borrower and each other Grantor on such date.

          "Effective Date" means April 8, 2005.

          "Eligible Accounts Receivable" means, at the time of any determination, each Account that satisfies the following criteria at the time of such determination: such

Account (a) has been invoiced to, and represents the bona fide amounts due to the Borrower or another Grantor from, the purchaser of goods or services, in each case originated in the ordinary course of business of the Borrower or such Grantor and (b) is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (i) through (xxii) below or otherwise deemed by the Administrative Agent or the Majority Lenders in their discretion (not to be exercised unreasonably) to be ineligible for inclusion in the calculation of the Borrowing Base based on the results of collateral and borrowing base evaluations and monitoring conducted by the Administrative Agent and its designated representatives; any such decision by the Administrative Agent or the Majority Lenders shall be made by written notice to the Borrower setting forth in reasonable detail the basis for such decision, and shall become effective for purposes of the first Borrowing Base Certificate that is delivered pursuant to Section 5.09 at least five Business Days after the date of receipt by the Borrower of such written notice. Without limiting the generality of the foregoing, to qualify as Eligible Accounts Receivable an Account shall indicate no Person other than the Borrower or another Grantor as payee or remittance party. In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (a) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that the Borrower or another Grantor could reasonably be expected to be obligated to rebate to a customer pursuant to the terms of any agreement or understanding (written or oral)), in each case without duplication of any amounts that are included in the Accounts Receivable Reserves or the Dilution Factors for such period, (b) the aggregate amount of all limits and deductions provided for in this definition and (c) the aggregate amount of all cash received in respect of such Account but not yet applied by the Borrower or another Grantor to reduce the amount of such Account. Standards of eligibility may be fixed from time to time by the Administrative Agent or the Majority Lenders in their discretion (not to be exercised unreasonably) based on the results of collateral and borrowing base evaluations and monitoring conducted by the Administrative Agent and its designated representatives. Any changes to such standards by the Administrative Agent or the Majority Lenders shall be made by written notice to the Borrower setting forth in reasonable detail the basis for such change, and shall become effective for purposes of the first Borrowing Base Certificate that is delivered pursuant to Section 5.09 at least five Business Days after the date of receipt by the Borrower of such written notice. Unless otherwise approved from time to time in writing by the Administrative Agent, an Account shall not be an Eligible Account Receivable (or, in the case of clauses (vii) and (xv) below, the affected portion of such Account shall be deemed not to be an Eligible Account Receivable) if, without duplication:

          (i) the Borrower or another Grantor does not have good and valid title to such Account; or

          (ii) such Account (x) is unpaid more than 60 days from the original due date or (y) has been written off the books of the Borrower or another Grantor or has been otherwise designated on such books as uncollectible; or

          (iii) more than 50% in face amount of all Accounts of the same Account Debtor (x) are unpaid more than 60 days from the original due date or (y) have been written off the books of the Borrower or another Grantor or have been otherwise designated on such books as uncollectible; or

          (iv) the Account Debtor is insolvent or the subject of any bankruptcy case or insolvency proceeding of any kind; or

          (v) such Account is not payable in dollars and/or Canadian Dollars, the Account Debtor is not located (or, for purposes of the Quebec Civil Code, if applicable, its principal place of business or domicile is not located) inside the United States or Canada, the Account Debtor does not have significant assets inside the United States or Canada or the enforceability of such Account is not governed by the laws of the United States or Canada or any of their respective states, provinces, territories or possessions or any political subdivision of any thereof; or

          (vi) the Account Debtor is the United States of America or Canada or any department, agency or instrumentality thereof, unless the Borrower or the other applicable Grantor duly assigns its rights to payment of such Account to the Administrative Agent pursuant to the Assignment of Claims Act of 1940, as amended, or the Financial Administration Act (Canada), as amended, as applicable, which assignment and related documents and filings shall be in form and substance satisfactory to the Administrative Agent; or

          (vii) to the extent of any security deposit, progress payment, retainage or other similar advance made by or for the benefit of the applicable Account Debtor to which such Account is subject; or

          (viii) such Account (x) is not subject to a valid and perfected first priority Lien in favor of the Administrative Agent for the benefit of the Secured Parties to the extent that such a Lien may be perfected by filing UCC financing statements or making such other personal property security filings or registrations as may be required under the laws of the applicable jurisdiction in which such Account Debtor is located or has its principal place of business or domicile (for the purposes of the Quebec Civil Code, if applicable), subject to no other Liens other than Permitted Encumbrances or (y) does not otherwise conform in all material respects to the applicable representations and warranties contained in the Credit Documents; or

          (ix) (x) such Account was invoiced or payment was received thereon (A) in advance of goods or services provided or (B) more than once or (y) the associated income has not been earned; or

          (x) such Account is a note receivable or non-trade Account or relates to payments for rent or interest; or

          (xi) the sale to the Account Debtor is on a bill-and-hold, sale on approval or consignment (it being understood and agreed that an Account that arises in connection with a sale of such goods by the consignee thereof shall not be deemed to be ineligible by reason of this clause (xi)) or other similar basis or made pursuant to any other agreement (other than an ordinary course customer warranty) providing for repurchases or return of any merchandise which has been claimed to be defective or otherwise unsatisfactory; or

          (xii) the goods giving rise to such Account have not been shipped and title has not been transferred to the Account Debtor or such Account represents a progress-billing; for purposes hereof, progress-billing means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon the Borrower's or the other applicable Grantor's completion of any further performance under such contract or agreement; or

          (xiii) such Account arises out of a sale made by the Borrower or another Grantor to an Affiliate (other than an Eligible Affiliate) of the Borrower or such Grantor; or

          (xiv) such Account was created by the Borrower or another Grantor as a new receivable for the unpaid portion of an outstanding Account; or

          (xv) the Account Debtor (x) is a creditor, (y) has or has asserted a right of set-off against the Borrower or another Grantor with respect to such Account (unless such Account Debtor has entered into a written agreement reasonably acceptable to the Administrative Agent to waive such set-off rights) or (z) has disputed its liability (whether by chargeback, dispute or otherwise) or made any asserted or unasserted claim with respect to such Account or any other Account of the Borrower or such other Grantor (as applicable) which has not been resolved, in each case, without duplication, to the extent of the amount owed by the Borrower or such other Grantor (as applicable) to the Account Debtor, the amount of such actual or asserted right of set-off or the amount of such dispute or claim, as the case may be; or

          (xvi) such Account does not comply in all material respects with the requirements of all applicable laws and regulations, whether Federal, State, provincial, territorial or local, including the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the Board and applicable Canadian provincial consumer protection/cost of credit disclosure legislation; or

          (xvii) such Account is for goods that have been sold under a purchase order or pursuant to the terms of a contract or other agreement or understanding (written or oral) that indicates that any Person other than the Borrower or another Grantor has or has had or has purported to have or have had an ownership interest in such goods and in the Account resulting from the sale of such goods; or

          (xviii) such Account is an extended terms account, which is not due and payable within 180 days from the original date of invoice; or

          (xix) such Account is created on cash on delivery terms or is payment for freight claims; or

          (xx) to the extent that such Account has been reclassified, as a result of a workout or other similar situation relating to the credit worthiness of the applicable Account Debtor, from an account receivable to a note receivable; or

          (xxi) the Account Debtor has not been instructed by the Borrower or any of the other Grantors to pay such Account directly into a Lockbox Deposit Account in the Lockbox System; or

          (xxii) such Account relates to the Retail Division, unless such Account meets certain criteria and is deemed eligible by the Administrative Agent in its sole discretion.

          Notwithstanding the foregoing, at the time of any determination of Eligible Accounts Receivable, an amount equal to all Eligible Accounts Receivable of any single Account Debtor and its Affiliates which in the aggregate exceed (a) 20% in respect of an Account Debtor that is rated Investment Grade by either Moody's or Standard & Poor's or (b) 12% (15% in the case of the company identified on Schedule 1.01D) in respect of any other Account Debtor, in each case of the total amount of all Eligible Accounts Receivable at such time of determination shall be deemed not to be Eligible Accounts Receivable to the extent of such excess. In determining the aggregate amount of Accounts from all Account Debtors that are unpaid more than 60 days from the due date pursuant to clause (ii) above, any net credit balances relating to Accounts of any Account Debtor that are unpaid for more than 60 days from the due date shall not be included, to the extent such net credit balances do not exceed the total Accounts (excluding any Accounts that are included in the calculation of such net credit balances) that are unpaid from such Account Debtor.

          "Eligible Affiliate" means any Affiliate of the Borrower, provided that (a) the Borrower or any of its other Affiliates does not Control such Affiliate, (b) the Borrower and the Subsidiaries do not own, control or hold, directly or indirectly, individually or in the aggregate, Capital Stock of such Affiliate representing 50% or more of the equity or 50% or more of the voting power or, in the case of a partnership, 50% or more of the general partnership interests of such Affiliate, (c) the accounts of such Affiliate are not consolidated with those of the Borrower in the Borrower's consolidated financial statements (and are not required to be so consolidated in accordance with GAAP),
(d) each Account due to the Borrower or another Grantor from such Affiliate requires payment for the goods sold or leased or the services rendered to such Affiliate in cash and on terms that are no less favorable to the Borrower or such Grantor, as the case may be, than those that could be obtained at such time in arm's-length dealings with a Person who is not such an Affiliate and (e) such Affiliate meets any other eligibility standard or requirement that is imposed by the Administrative Agent or the Majority

Lenders in their discretion (not to be exercised unreasonably) based on the results of collateral and borrowing base evaluations and monitoring conducted by the Administrative Agent and its designated representatives; any changes to such standards or requirements or the imposition of any additional standard or requirement by the Administrative Agent or the Majority Lenders shall be made by written notice to the Borrower setting forth in reasonable detail the basis for such change or addition, and shall become effective for purposes of the first Borrowing Base Certificate that is delivered pursuant to Section 5.09 at least five Business Days after the date of receipt by the Borrower of such written notice.

          "Eligible Finished Goods" means, on any date, the Inventory Value of all Eligible Inventory of the Borrower and each other Grantor defined as Finished Goods by the Borrower on such date as shown on the Borrower's perpetual inventory records in accordance with its current and historical accounting practices.

          "Eligible Inventory" means, at the time of any determination thereof, without duplication, the Inventory Value of the Inventory of the Borrower and each other Grantor at the time of such determination that is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses
(a) through (n) below or otherwise deemed by the Administrative Agent or the Majority Lenders in their discretion (not to be exercised unreasonably) to be ineligible for inclusion in the calculation of the Borrowing Base based on the results of collateral and borrowing base evaluations and monitoring conducted by the Administrative Agent and its designated representatives; any such decision by the Administrative Agent or the Majority Lenders shall be made by written notice to the Borrower setting forth in reasonable detail the basis for such decision, and shall become effective for purposes of the first Borrowing Base Certificate that is delivered pursuant to Section 5.09 at least five Business Days after the date of receipt by the Borrower of such written notice. Without limiting the generality of the foregoing, to qualify as "Eligible Inventory" no Person other than the Borrower or another Grantor shall have any direct or indirect ownership, interest or title to such Inventory and no Person other than the Borrower or another Grantor shall be indicated on any purchase order or invoice with respect to such Inventory as having or purporting to have an interest therein. Unless otherwise approved from time to time in writing by the Administrative Agent, no Inventory shall be deemed Eligible Inventory to the extent that such Inventory is accounted for in the Borrower's perpetual inventory balance and, without duplication:

          (a) it is not owned solely by the Borrower or another Grantor or the Borrower or another Grantor does not have good and valid title thereto; or

          (b) it is not located in the United States or Canada; or

          (c) it (i) is not either (x) located on a Permitted Inventory Location or (y) in transit from a Permitted Inventory Location to another Permitted Inventory Location or (ii) is located at a dormant facility that is no longer operated by the Borrower or another Grantor; or

          (d) it is (i) goods returned or rejected by the Borrower's or another Grantor's customers and is not saleable in the ordinary course of business of the Borrower or another Grantor, (ii) Inventory in transit on the water via ship or other marine vessel to the Borrower or another Grantor (outside the United States or Canada), (iii) goods in transit from the Borrower or another Grantor to customers of the Borrower or another Grantor, or (iv) Inventory in transit to the Borrower or another Grantor from a third party vendor; or

          (e) it is Inventory (other than Raw Materials or Work in Process) not sold in the ordinary course of business of the Borrower or another Grantor, including engineering stores, miscellaneous supplies, packaging or shipping materials, cartons, repair parts, fuel, labels, miscellaneous spare parts, samples, prototypes, displays or display items; or

          (f) it is not subject to a valid and perfected first priority Lien in favor of the Administrative Agent for the benefit of the Secured Parties to the extent that such a Lien may be perfected by filing UCC financing statements or such other personal property security filings or registrations as may be required under the laws of the applicable jurisdiction in which such Inventory is located, subject to no other Liens other than Permitted Encumbrances; or

          (g) it is Work in Process, other than steel cord, that will be reclassified as Raw Material prior to becoming Finished Goods; or

          (h) it is consigned or at a customer location (other than Inventory consigned to original equipment manufacturers at no more than 20 locations in total, each of which has Inventory of the Borrower and the other Grantors with an Inventory Value in excess of $300,000 and with respect to which an Access Agreement has been obtained); or

          (i) it is (i) being processed offsite at a third party processor at premises neither reflected in the Rent Reserve nor subject to a Lien Waiver or (ii) in transit to or from any such third party processor; or

          (j) it is classified by the Borrower or another Grantor as "obsolete", "unmerchantable" or "off spec without a ready market", or does not otherwise conform in all material respects to the applicable representations and warranties contained in the Credit Documents; or

          (k) it is marked for return by the Borrower or another Grantor to the vendor of such Inventory; or

          (l) it does not meet in all material respects all materials standards imposed by any Governmental Authority having regulatory authority over it; or

          (m) it is classified by the Borrower or another Grantor as casings used for the retreading of commercial truck tires; or

          (n) it is classified by the Borrower or another Grantor as "shipped but not billed".

          "Eligible Raw Materials" means, on any date, the Inventory Value of all Eligible Inventory of the Borrower and each Grantor defined as Raw Materials on such date as shown on the Borrower's perpetual inventory records in accordance with its current and historical accounting practices.

          "Eligible Work in Process" means, on any date, the Inventory Value of all Eligible Inventory of the Borrower and each Grantor defined as Work in Process on such date as shown on the Borrower's perpetual inventory records in accordance with its current and historical accounting practices.

          "Engineered Products Division" means those standard business units of the Borrower and the other Grantors classified as "Engineered Products Division" on the Borrower's perpetual inventory records.

          "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the presence, the management or release of, or exposure to, any Hazardous Materials or to health and safety matters.

          "Environmental Liability" means all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower or any Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

          "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to any Plan (other than an event for which the 30-day notice period is waived or an event described in Section 4043.33 of Title 29 of the Code of Federal Regulations);
(b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA) as to which a waiver has not been obtained;
(c) the incurrence by the Borrower, a Subsidiary or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan;
(d) the treatment of a Plan amendment as a termination under Section 4041 of ERISA; (e) any event or condition, other than the Transactions, that would be materially likely to result in the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan under Section 4042 of ERISA; (f) the receipt by the Borrower, a Subsidiary or any ERISA Affiliate from the PBGC or a plan administrator of any notice of an intention to terminate any Plan or to appoint a trustee to administer any Plan; (g) the incurrence by the Borrower, any Subsidiary or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (h) the receipt by the Borrower, any Subsidiary or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower, any Subsidiary or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "Euro" or "E" means the lawful currency of the member states of the European Union that have adopted a single currency in accordance with applicable law or treaty.

          "Euro Equivalent" means with respect to any monetary amount in a currency other than Euros, at any time of determination thereof, the amount of Euros obtained by converting such foreign currency involved in such computation into Euros at the spot rate for the purchase of Euros with the applicable foreign currency as published in The Wall Street Journal in the "Exchange Rates" column under the heading "Currency Trading" on the date two Business Days prior to such determination.

          "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

          "European Bank Indebtedness" means any and all amounts payable under or in respect of the European Facilities Agreement and any Refinancing Indebtedness with respect thereto or with respect to such Refinancing Indebtedness, as amended from time to time, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower, whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations and all other amounts payable thereunder or in respect thereof.

          "European Facilities Agreement" means the Amended and Restated Term Loan and Revolving Credit Agreement dated as of the date hereof, among the European JV, the other borrowers thereunder, certain lenders, certain issuing banks, J.P. Morgan Europe Limited, as administrative agent, and JPMCB, as collateral agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), refinanced, restructured or otherwise modified from time to time (except to the extent that any such amendment, restatement, supplement, waiver, replacement, refinancing, restructuring or other modification thereto would be prohibited by the terms of this Agreement, unless otherwise agreed to by the Majority Lenders).

          "European Guarantee and Collateral Agreement" means the amended and restated Master Guarantee and Collateral Agreement among the Borrower, the Subsidiaries party thereto and JPMCB, in its capacity as collateral agent under the credit agreements described therein, dated as of April 8, 2005, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

          "European JV" means Goodyear Dunlop Tires Europe B.V.

          "Event of Default" has the meaning assigned to such term in Article
VII.

          "Exchange Rate" means, on any day, with respect to Canadian Dollars, Euros or Pounds Sterling in relation to dollars, the rate at which such currency may be exchanged into dollars, as set forth at approximately 12:00 noon, New York City time, on such day on the Reuters World Currency Page for Canadian Dollars, Euros or Pounds Sterling, as applicable. In the event that any such rate does not appear on the applicable Reuters World Currency Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower or, in the absence of such agreement, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent, at or about 11:00 a.m., New York City time, on such date for the purchase of dollars with Canadian Dollars, Euros or Pounds Sterling, as the case may be, for delivery two Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent, after consultation with the Borrower, may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

          "Excluded Subsidiary" means any Subsidiary with only nominal assets and no operations. No Subsidiary shall be an Excluded Subsidiary if it is a Guarantor or a Grantor under the Second Lien Guarantee and Collateral Agreement or the Third Lien Collateral Agreement or a US Guarantor under the European Guarantee and Collateral Agreement or a Subsidiary Guarantor or Grantor Subsidiary Guarantor under the Junior Lien Indenture or the 2006 Indenture.

          "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) (i) any withholding tax that is imposed by the United States on amounts payable to a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.16(b)) at the time such Foreign Lender first becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.14(a) or
(ii) any withholding tax that is imposed by the United States on amounts payable to a Foreign Lender that is attributable to such Foreign Lender's failure to comply with Section 2.14(e).

          "Existing Credit Agreement" means the First Lien Credit Agreement dated as of April 8, 2005, among the Borrower, the lenders party thereto, the issuing banks party thereto, the documentation agents party thereto, Citicorp USA, Inc., as syndication agent, and JPMCB, as administrative agent and collateral agent.

          "Existing Letters of Credit" means each letter of credit outstanding as a "Letter of Credit" as of the Restatement Date under the Existing Credit Agreement, each of which is set forth on Schedule 2.03.

          "Fair Market Value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction, as such price is, unless specified otherwise in this Agreement, determined in good faith by a Financial Officer of the Borrower or by the Board of Directors. Fair Market Value (other than of any asset with a public trading market) of any asset or property (or group of assets or property subject to an event giving rise to a requirement under this Agreement that "Fair Market Value" be determined) in excess of $25,000,000 shall be determined by the Board of Directors or a duly authorized committee thereof.

          "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or any assistant treasurer of the Borrower, or any senior vice president or higher ranking executive to whom any of the foregoing report.

          "Finished Goods" means completed goods that require no additional processing or manufacturing to be sold by the Borrower or another Grantor in the ordinary course of business.

          "First Lien Agreement" means this Agreement, the Amended and Restated First Lien Credit Agreement dated as of the date hereof, among the Borrower, certain lenders, certain issuing banks, Citicorp USA, Inc., as syndication agent, and JPMCB, as administrative agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), refinanced, restructured or otherwise modified from time to time.

          "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

          "Foreign Pledge Agreement" means a pledge agreement securing the Obligations or any of them that is governed by the law of a jurisdiction other than the United States and reasonably satisfactory in form and substance to the Collateral Agent.

          "Foreign Restricted Subsidiary" means any Restricted Subsidiary that is not organized under the laws of the United States or any State thereof or the District of Columbia, other than Goodyear Canada.

          "Foreign Subsidiary" means any Subsidiary organized under the laws of a jurisdiction other than the United States or any of its territories or possessions or any political subdivision thereof.

          "GAAP" means generally accepted accounting principles in the United States.

          "Goodyear Canada" means Goodyear Canada Inc., an Ontario corporation, and its successors and permitted assigns.

          "Governmental Authority" means the government of the United States, Canada, any other nation or any political subdivision thereof, whether state, provincial, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Grantors" means the Borrower and each North American Subsidiary that is, or is required pursuant to Section 5.08 to become, a Grantor (as defined in the Guarantee and Collateral Agreement) and, if applicable, a party to any Canadian Security Agreement.

          "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person:

               (1) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or

               (2) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The term "Guarantor" shall mean any Person Guaranteeing any obligation.

          "Guarantee and Collateral Agreement" means the Guarantee and Collateral Agreement among the Borrower, the Subsidiary Guarantors, the Grantors, certain other Subsidiaries and the Collateral Agent, dated as of April 8, 2005, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

          "Hazardous Materials" means (a) petroleum products and byproducts, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, radon gas, chlorofluorocarbons and all other ozone-depleting substances; and (b) any pollutant or contaminant or any hazardous, toxic, radioactive or otherwise regulated chemical, material, substance or waste that is prohibited, limited or regulated pursuant to any applicable Environmental Law.

          "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Interest Rate Agreement, Currency Agreement or raw materials hedge agreement.

          "Incur" means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Subsidiary. The term "Incurrence" when used as a noun shall have a correlative meaning. The accretion of principal of a non-interest bearing or other discount security shall not be deemed the Incurrence of Indebtedness.

          "Indebtedness" means, with respect to any Person on any date of determination, without duplication:

               (1) the principal of and premium (if any) in respect of indebtedness of such Person for borrowed money;

               (2) the principal of and premium (if any) in respect of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

               (3) all obligations of such Person for the reimbursement of any obligor on any letter of credit, bankers' acceptance, bank guarantee or similar credit transaction (other than obligations with respect to letters of credit or bank guarantees securing obligations (other than obligations described in clauses (1), (2) and (5)) entered into in the ordinary course of business of such Person to the extent such letters of credit or bank guarantees are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following payment on the letter of credit or bank guarantee);

               (4) all obligations of such Person to pay the deferred and unpaid purchase price of property or services (except Trade Payables), which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services;

               (5) all Capitalized Lease Obligations and all Attributable Debt of such Person;

               (6) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock or, with respect to any Subsidiary of such Person, any Preferred Stock (but excluding, in each case, any accrued and unpaid dividends);

               (7) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided, however, that the amount of Indebtedness of such Person shall be the lesser of:

                    (A) the Fair Market Value of such asset at such date of
               determination and

                    (B) the amount of such Indebtedness of such other Persons;

               (8) Hedging Obligations of such Person; and

               (9) all obligations of the type referred to in clauses (1) through (8) of other Persons for the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee.

          Notwithstanding the foregoing, in connection with the purchase by the Borrower or any Restricted Subsidiary of any business, the term "Indebtedness" shall exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 30 days thereafter.

          The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above; provided, however, that in the case of Indebtedness sold at a discount, the amount of such Indebtedness at any time will be the accreted value thereof at such time.

          "Indemnified Taxes" means Taxes other than Excluded Taxes.

          "Indemnitee" has the meaning set forth in Section 9.03.

          "Information" has the meaning set forth in Section 9.12.

          "Intellectual Property" has the meaning set forth in the Guarantee and Collateral Agreement.

          "Intercompany Items" means obligations owed by the Borrower or any Subsidiary to the Borrower or any other Subsidiary.

          "Interest Election Request" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.05 in substantially the form of Exhibit B hereto.

          "Interest Payment Date" means (a) with respect to any ABR Loan, the last day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

          "Interest Period" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter or ending on the same day of the week that is one, two or three weeks thereafter, as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

          "Interest Rate Agreement" means, with respect to any Person, any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement to which such Person is a party or of which it is a beneficiary.

          "Inventory" has the meaning specified in the UCC.

          "Inventory Reserves" means, on any date, an amount equal to the sum of the following reserves maintained on the Borrower's general ledger (calculated in each case in accordance with the current and historical accounting practices of the Borrower) with respect to Eligible Inventory, without duplication of any deductions made pursuant to the definitions of "Additional Inventory Reserves," "Eligible Inventory" and "Inventory Value":

          (a) a reserve for Inventory that is damaged;

          (b) a revaluation reserve to reflect capitalized manufacturing variances whereby aggregate net variances (if favorable) shall be deducted from Eligible Inventory and aggregate net variances (if unfavorable) shall not be added to Eligible Inventory;

          (c) a reserve equal to the aggregate Inventory Value of Eligible Inventory attributable to intercompany or intracompany profit among the Borrower and its Affiliates (other than Eligible Affiliates); and

          (d) a lower of cost or market reserve for any differences between the Borrower's actual cost to produce versus the Borrower's sale price to third parties, determined on a product line basis.

          "Inventory Value" means, with respect to any Inventory of the Borrower or any other Grantor at the time of any determination thereof, an amount equal to such Inventory carried on the perpetual inventory records of the Borrower stated on a basis consistent with its current and historical accounting practices, in dollars, determined in accordance with the standard cost method of accounting, which shall be, in the case of Inventory imported by the Borrower or another Grantor into the United States of America or Canada, the acquisition cost thereof plus transportation and freight charges plus import duties.

          "Investment" in any Person means any direct or indirect advance, loan or other extension of credit (including by way of Guarantee or similar arrangement) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by, such Person. For purposes of the definition of "Unrestricted Subsidiary" and Section 6.02:

               (1) "Investment" shall include the portion (proportionate to the Borrower's equity interest in such Subsidiary) of the Fair Market Value of the net assets of any Subsidiary of the Borrower at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Borrower shall be deemed to continue to have a permanent "Investment" in an Unrestricted Subsidiary in an amount (if positive) equal to:

                    (A) the Borrower's "Investment" in such Subsidiary at the
               time of such redesignation less

                    (B) the portion (proportionate to the Borrower's equity
               interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary at the time of such redesignation; and

               (2) any property transferred to or from an Unrestricted Subsidiary shall be valued at its Fair Market Value at the time of such transfer.

          In the event that the Borrower sells Capital Stock of a Restricted Subsidiary such that after giving effect to such sale, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary, any Investment in such Person remaining after giving effect to such sale shall be deemed to constitute an Investment made on the date of such sale of Capital Stock.

          "Investment Grade" means, in the case of Moody's, a credit rating of Baa3 or better and, in the case of Standard & Poor's, a credit rating of BBB- or better.

          "Issuing Bank" means JPMCB, Bank of America, BNP Paribas, Citicorp USA, Inc., Deutsche Bank AG, New York Branch, and any other financial institution that has entered into an Issuing Bank Agreement, each in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.03(i). Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates or branches of such Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate or branch with respect to Letters of Credit issued by such Affiliate or branch.

          "Issuing Bank Agreement" means an agreement in form reasonably satisfactory to the Borrower, the Administrative Agent and a financial institution pursuant to which such financial institution agrees to act as an Issuing Bank hereunder.

          "JPMCB" means JPMorgan Chase Bank, N.A., and its successors.

          "Junior Lien Indenture" means the Indenture dated as of March 12, 2004, among the Borrower, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

          "LC Commitment" means, as to any Issuing Bank, the maximum permitted amount of the LC Exposure that may be attributable to Letters of Credit issued by such Issuing Bank, as set forth in such Issuing Bank's Issuing Bank Agreement.

          "LC Disbursement" means a payment made by any Issuing Bank pursuant to a Letter of Credit. The amount of any LC Disbursement made by an Issuing Bank in Canadian Dollars, Euros or Pounds Sterling and not reimbursed by the Borrower shall be determined as set forth in paragraph (e) or (l) of Section 2.03, as applicable.

          "LC Exchange Rate" means, on any day, with respect to dollars in relation to Canadian Dollars, Euros or Pounds Sterling, the rate at which dollars may be exchanged into such currency, as set forth at approximately 12:00 noon, New York City time, on such day on the applicable Reuters World Currency Page. In the event that any such rate does not appear on the applicable Reuters World Currency Page, the LC Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower or, in the absence of such agreement, such LC Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent, at or about 11:00 a.m., New York City time, on such date for the purchase of Canadian Dollars, Euros or Pounds Sterling, as the case may be, with dollars for delivery two Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent, after consultation with the Borrower, may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

          "LC Exposure" means, at any time, the sum of (a) the aggregate amount of the Dollar Equivalents of the undrawn amounts of all outstanding Letters of Credit at such time plus (b) the aggregate amount of the Dollar Equivalents of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time (by the borrowing of Loans or otherwise). The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

          "LC Participation Calculation Date" means, with respect to any LC Disbursement made in a currency other than dollars, (a) the date on which the Issuing Bank shall advise the Administrative Agent that it purchased with dollars the currency used to make such LC Disbursement, or (b) if the Issuing Bank shall not advise the Administrative Agent that it made such a purchase, the date on which such LC Disbursement is made.

          "Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

          "Lenders Lien Subordination and Intercreditor Agreement" means the Lenders Lien Subordination and Intercreditor Agreement between the Collateral Agent and the collateral agent under the Second Lien Agreement, dated as of April 8, 2005, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

          "Letter of Credit" means each Existing Letter of Credit and any letter of credit issued pursuant to this Agreement.

          "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason with respect to any Eurodollar Borrowing, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate (rounded upwards, if necessary, to the next 1/100 of 1%) at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, French delegation of claims, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

          "Lien Subordination and Intercreditor Agreement" means the Lien Subordination and Intercreditor Agreement dated as of March 12, 2004, among the Collateral Agent, Wilmington Trust Company, the Borrower and the Subsidiary Guarantors.

          "Lien Waiver" means a written waiver of statutory or contractual Liens on Inventory for unpaid rent or charges of a warehouseman or bailee in form and substance reasonably satisfactory to the Administrative Agent.

          "Loan" means a Loan made pursuant to Section 2.01(a).

          "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement.

          "Lockbox Agreements" has the meaning assigned to such term in the Guarantee and Collateral Agreement.

          "Lockbox Deposit Account" has the meaning assigned to such term in the Guarantee and Collateral Agreement.

          "Lockbox Deposit Account Institution" has the meaning assigned to such term in the Guarantee and Collateral Agreement.

          "Lockbox System" has the meaning assigned to such term in the Guarantee and Collateral Agreement.

          "Majority Lenders" means, at any time, Lenders having aggregate Credit Exposures and unused Commitments representing at least a majority of the sum of the total Credit Exposures and unused Commitments at such time.

          "Material Adverse Change" means a material adverse change in or effect on (a) the business, operations, properties, assets or financial condition (including as a result of the effects of any contingent liabilities thereon) of the Borrower and the Subsidiaries, taken as a whole, (b) the ability of the Credit Parties, taken as a whole, to perform obligations under this Agreement and the other Credit Documents that are material to the rights or interests of the Lenders or (c) the rights of or benefits available to the Lenders or the Issuing Banks under this Agreement and the other Credit Documents that are material to the interests of the Lenders or the Issuing Banks.

          "Material Foreign Subsidiary" means, at any time, each Foreign Subsidiary that had Total Assets with an aggregate book value in excess of $50,000,000 as of December 31, 2006, or if later, as of the end of the most recent fiscal quarter for which financial statements have been delivered (or deemed delivered) pursuant to Section 5.01(a) or (b).

          "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and the Subsidiaries in an aggregate principal amount exceeding $100,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time, calculated in accordance with the terms of such Swap Agreement.

          "Material Intellectual Property" means all Intellectual Property of the Borrower and the Grantors, other than Intellectual Property that in the aggregate is not material to the business of the Borrower and the Subsidiaries, taken as a whole.

          "Material Subsidiary" means, at any time, each Subsidiary other than Subsidiaries that do not represent more than 5% for any such individual Subsidiary, or more than 10% in the aggregate for all such Subsidiaries, of either (a) Consolidated Total Assets or (b) Consolidated Revenue for the period of four fiscal quarters most recently ended.

          "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

          "Mortgage" means a mortgage or deed of trust, assignment of leases and rents, or other security documents reasonably satisfactory in form and substance to the Collateral Agent granting a Lien on any Mortgaged Property to secure the Obligations, and shall include each amendment and restatement of any existing Mortgage in connection with the amendment and restatement of the Existing Credit Agreement.

          "Mortgaged Property" means, at any time, each parcel of real property listed in Schedule 1.01B and the improvements thereto.

          "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "NAIC" means the National Association of Insurance Commissioners.

          "Net Available Cash" from an Asset Disposition means cash payments received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise and proceeds from the sale or other disposition of any securities received as consideration, in each case only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to the properties or assets that are the subject of such Asset Disposition or received in any other noncash form) therefrom, in each case net of:

               (1) all legal, accounting, investment banking, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be paid or accrued as a liability under GAAP, as a consequence of such Asset Disposition;

               (2) all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law be repaid out of the proceeds from such Asset Disposition;

               (3) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition; and

               (4) appropriate amounts to be provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the property or other assets disposed of in such Asset Disposition and retained by the Borrower or any Restricted Subsidiary after such Asset Disposition (but only for so long as such reserve is maintained).

          "Net Cash Proceeds" means, with respect to any issuance or sale of Capital Stock, the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, listing fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

          "Net Intercompany Items" means, in the case of any Subsidiary, (a) the aggregate amount of the Intercompany Items owed by the Borrower or any other Subsidiary to such Subsidiary minus (b) the aggregate amount of the Intercompany Items owed by such Subsidiary to the Borrower or any other Subsidiary.

          "North American Subsidiary" means any Subsidiary organized under the laws of the United States or Canada or any of their respective states, provinces, territories or possessions or any political subdivision of any thereof.

          "North American Tire Division" means those standard business units of the Borrower and the other Grantors classified as "North American Tire Division" on the Borrower's perpetual inventory records.

          "Obligations" means (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursements of LC Disbursements and interest thereon and (iii) all other monetary obligations of the Credit Parties to any of the Secured Parties under this Agreement and each of the other Credit Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), and
(b) the due and punctual performance of all other obligations of the Credit Parties to any of the Secured Parties under this Agreement and the other Credit Documents.

          "Other Taxes" means any and all present or future stamp, documentary, excise, recording, transfer, sales, property or similar taxes, charges or levies arising from any payment made under any Credit Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Credit Document.

          "Participant" has the meaning assigned to such term in Section 9.04.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

          "Permitted Business" means any business engaged in by the Borrower or any Restricted Subsidiary on the Restatement Date and any Related Business.

          "Permitted Encumbrances" means:

          (a) (i) Liens imposed by law for taxes that are not yet due or are being contested and (ii) deemed trusts and Liens to which the Priority Payables Reserve relates for taxes, assessments or other charges or levies that are not yet due and payable;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days (or any longer grace period available under the terms of the applicable underlying obligation) or are being contested;

          (c) Liens created and pledges and deposits made (including cash deposits to secure obligations in respect of letters of credit provided) in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

          (d) Liens created and deposits made to secure the performance of bids, trade contracts, leases, statutory obligations, appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business, and Liens created and deposits made prior to March 31, 2003 in the ordinary course of business to secure the performance of surety bonds;

          (e) judgment liens; and

          (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property and other Liens incidental to the conduct of business or ownership of property that arise automatically by operation of law or arise in the ordinary course of business and that do not materially detract from the value of the property of the Borrower and the Subsidiaries or of the Collateral, in each case taken as a whole, or materially interfere with the ordinary conduct of business of the Borrower and the Subsidiaries, taken as a whole, or otherwise adversely affect in any material respect the rights or interests of the Lenders;

provided that (except as provided in clause (d) above) the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness for borrowed money.

          "Permitted Inventory Location" means (a) property owned or leased by the Borrower or a Grantor in the United States of America or Canada or (b) a third party warehouse or dock in the United States of America or Canada where Inventory of the Borrower or any Grantor is stored.

          "Permitted Investment" means an Investment by the Borrower or any Restricted Subsidiary in:

               (1) the Borrower, a Restricted Subsidiary or a Person that will, upon the making of such Investment, become a Restricted Subsidiary;

               (2) another Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Borrower or a Restricted Subsidiary;

               (3) Temporary Cash Investments;

               (4) receivables owing to the Borrower or any Restricted Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Borrower or any such Restricted Subsidiary deems reasonable under the circumstances;

               (5) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;

               (6) loans or advances to employees made in the ordinary course of business of the Borrower or such Restricted Subsidiary;

               (7) stock, obligations or securities received in settlement of disputes with customers or suppliers or debts (including pursuant to any plan of reorganization or similar arrangement upon insolvency of a debtor) created in the ordinary course of business and owing to the Borrower or any Restricted Subsidiary or in satisfaction of judgments;

               (8) any Person to the extent such Investment represents the non cash portion of the consideration received for an Asset Disposition that was made pursuant to and in compliance with Section 6.04;

               (9) a Receivables Entity or any Investment by a Receivables Entity in any other Person in connection with a Qualified Receivables Transaction, including Investments of funds held in accounts permitted or required by the arrangements governing such Qualified Receivables Transaction or any related Indebtedness; provided, however, that any Investment in a Receivables Entity is in the form of a Purchase Money Note, contribution of additional receivables or an equity interest;

               (10) any Person to the extent such Investments consist of prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits made in the ordinary course of business by the Borrower or any Restricted Subsidiary;

               (11) any Person to the extent such Investments consist of Hedging Obligations otherwise permitted under Section 6.01;

               (12) any Person to the extent such Investment in such Person existed on the Restatement Date and any Investment that replaces, refinances or refunds such an Investment, provided that the new Investment is in an amount that does not exceed that amount replaced, refinanced or refunded and is made in the same Person as the Investment replaced, refinanced or refunded;

               (13) advances to, and Guarantees for the benefit of, customers, dealers or suppliers made in the ordinary course of business and consistent with past practice; and

               (14) any Person to the extent such Investment, when taken together with all other Investments made pursuant to this clause (14) and then outstanding on the date such Investment is made, does not exceed the greater of (A) the sum of (i) $500,000,000 and (ii) any amounts under Section 6.02(a)(3)(iv)(x) that were excluded by operation of the proviso in Section 6.02(a)(3)(iv) and which excluded amounts are not otherwise included in Consolidated Net Income or intended to be permitted under any of clauses (1) through (13) of this definition and (B) 5.0% of Consolidated assets of the Borrower as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been filed with the SEC.

          "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV or Section 302 of ERISA or Section 412 of the Code, and in respect of which the Borrower, any Subsidiary or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pounds Sterling" or "L" means the lawful currency of the United Kingdom.

          "Preferred Stock," as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) that is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

          "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMCB (or any successor Administrative Agent appointed or chosen pursuant to Article VIII hereof) as its prime rate in effect at its principal office in New York City. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Principal Issuing Bank" means JPMCB and any other Issuing Bank whom the Borrower and JPMCB agree will be a Principal Issuing Bank (or any of their Affiliates that shall act as Issuing Banks hereunder).

          "Priority Payables Reserve" means, at any time, the sum of, without duplication of any deductions made pursuant to the definitions of "Additional Inventory Reserves", "Inventory Reserves", "Eligible Inventory" and "Inventory Value", and the full amount of the liabilities at such time which have a trust imposed to provide for payment thereof or a security interest, Lien or charge ranking or capable of ranking, in each case senior to or pari passu with the Liens created under the Security Documents under Canadian federal, provincial, territorial, county, municipal or local law with respect to claims for goods and services taxes, sales tax, income tax, workers' compensation obligations, vacation pay or pension fund obligations.

          "Purchase Money Indebtedness" means Indebtedness:

               (1) consisting of the deferred purchase price of property, plant and equipment, conditional sale obligations, obligations under any title retention agreement and other obligations Incurred in connection with the acquisition, construction or improvement of such asset, in each case where the amount of such Indebtedness does not exceed the greater of (A) the cost of the asset being financed and (B) the Fair Market Value of such asset; and

               (2) Incurred to finance such acquisition, construction or improvement by the Borrower or a Restricted Subsidiary of such asset;

provided, however, that such Indebtedness is Incurred within 180 days after such acquisition or the completion of such construction or improvement.

          "Purchase Money Note" means a promissory note of a Receivables Entity evidencing a line of credit, which may be irrevocable, from the Borrower or any Subsidiary of the Borrower to a Receivables Entity in connection with a Qualified Receivables Transaction, which note:

               (1) shall be repaid from cash available to the Receivables Entity, other than:

                    (A) amounts required to be established as reserves;

                    (B) amounts paid to investors in respect of interest;

                    (C) principal and other amounts owing to such investors; and

                    (D) amounts paid in connection with the purchase of newly
               generated receivables; and

               (2) may be subordinated to the payments described in clause (A).

          "Qualified Receivables Transaction" means any transaction or series of transactions that may be entered into by the Borrower or any of its Subsidiaries pursuant to which the Borrower or any of its Subsidiaries may sell, convey or otherwise transfer to:

               (1) a Receivables Entity (in the case of a transfer by the Borrower or any of its Subsidiaries); or

               (2) any other Person (in the case of a transfer by a Receivables Entity);

or may grant a security interest in, any accounts receivable (whether now existing or arising in the future) of the Borrower or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all Guarantees or other obligations in respect of such accounts receivable, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable; provided, however, that the financing terms, covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by a Financial Officer of the Borrower); and provided further, however, that no such transaction or series of transactions shall be a Qualified Receivables Transaction if any of the accounts receivable subject thereto is or would absent such transaction or series of transactions otherwise be subject to a Lien securing any U.S. Bank Indebtedness.

          The grant of a security interest in any accounts receivable of the Borrower or any of its Restricted Subsidiaries to secure Bank Indebtedness shall not be deemed a Qualified Receivables Transaction.

          "Raw Material" means Inventory used or consumed in the manufacturing or processing of goods to be sold by the Borrower or another Grantor in the ordinary course of business that is not yet included in Work in Process.

          "Reaffirmation Agreement" shall mean the Reaffirmation of Guarantee and Security Documents substantially in the form of Exhibit H, among the Credit Parties and the Collateral Agent, pursuant to which the Credit Parties shall reaffirm their obligations under the Guarantee and Collateral Agreement and the Security Documents to which they are a party.

          "Receivables Entity" means a (a) Wholly Owned Subsidiary of the Borrower which is a Restricted Subsidiary and which is designated by the Board of Directors (as provided below) as a Receivables Entity or (b) another Person engaging in a Qualified Receivables Transaction with the Borrower which Person engages in the business of the financing of accounts receivable, and in either of clause (a) or (b):

               (1) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which

                    (A) is Guaranteed by the Borrower or any Subsidiary of the
               Borrower (excluding Guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings);

                    (B) is recourse to or obligates the Borrower or any
               Subsidiary of the Borrower in any way other than pursuant to Standard Securitization Undertakings; or

                    (C) subjects any property or asset of the Borrower or any
               Subsidiary of the Borrower, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings;

               (2) which is not an Affiliate of the Borrower or with which neither the Borrower nor any Subsidiary of the Borrower has any material contract, agreement, arrangement or understanding other than on terms which the Borrower reasonably believes to be no less favorable to the Borrower or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Borrower; and

               (3) to which neither the Borrower nor any Subsidiary of the Borrower has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results.

          Any such designation by the Board of Directors shall be evidenced to the Administrative Agent by filing with the Administrative Agent a certified copy of the resolution of the Board of Directors giving effect to such designation and a certificate of a Financial Officer certifying that such designation complied with the foregoing conditions.

          "Recovery Rate" means (a) the estimated net recovery of all Inventory of the Borrower and the other Grantors stated in dollars as determined on a net orderly liquidation basis by the most recent analysis conducted by outside inventory consultants/appraisers retained or approved by the Administrative Agent and disclosed to the Borrower divided by (b) the Inventory Value of all Inventory of the Borrower and each other Grantor as of the date of such most recent analysis.

          "Reference Date" means March 12, 2004.

          "Refinance" means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness, including, in any such case from time to time, after the discharge of the Indebtedness being Refinanced. "Refinanced" and "Refinancing" shall have correlative meanings.

          "Refinancing Indebtedness" means Indebtedness that is Incurred to Refinance (including pursuant to any defeasance or discharge mechanism) any

Indebtedness of the Borrower or any Restricted Subsidiary existing on the Restatement Date or Incurred in compliance with this Agreement (including Indebtedness of the Borrower that Refinances Refinancing Indebtedness); provided, however, that:

               (1) the Refinancing Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being Refinanced;

               (2) the Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being refinanced;

               (3) such Refinancing Indebtedness is Incurred in an aggregate principal amount (or if Incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount of the Indebtedness being refinanced (or if issued with original issue discount, the aggregate accreted value) then outstanding (or that would be outstanding if the entire committed amount of any credit facility being Refinanced were fully drawn (other than any such amount that would have been prohibited from being drawn pursuant to Section 6.01) (plus fees and expenses, including any premium and defeasance costs);

               (4) if the Indebtedness being Refinanced is subordinated in right of payment to the Obligations, such Refinancing Indebtedness is subordinated in right of payment to the Obligations at least to the same extent as the Indebtedness being Refinanced; and

               (5) if Incurred by the Borrower or any Domestic Subsidiary, the Refinancing Indebtedness is not secured by Liens on any assets other than the assets that secured the Indebtedness being refinanced, and any such Liens have no greater priority than the Liens securing the Indebtedness being refinanced;

          provided further, however, that Refinancing Indebtedness shall not include:

                    (A) Indebtedness of a Restricted Subsidiary that is not a
               Subsidiary Guarantor that Refinances Indebtedness of the Borrower; or

                    (B) Indebtedness of the Borrower or a Restricted Subsidiary
               that Refinances Indebtedness of an Unrestricted Subsidiary.

          "Register" has the meaning set forth in Section 9.04.

          "Related Business" means any business reasonably related, ancillary or complementary to the business of the Borrower and its Restricted Subsidiaries on the Restatement Date.

          "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents, counsel, trustees and other advisors of such Person and such Person's Affiliates.

          "Rent Reserve" means, on any date, with respect to any retail store, distribution center, warehouse, manufacturing facility or other Permitted Inventory Location where any Eligible Inventory that is subject to Liens arising by operation of law is located and with respect to which no Lien Waiver is in effect, a reserve equal to three months' rent and charges at such retail store, distribution center, warehouse, manufacturing facility or other Permitted Inventory Location.

          "Restatement Date" means the date on which the conditions specified in
Section 4.01 are satisfied (or waived in accordance with Section 9.02).

          "Restatement Date Perfection Certificate" means a certificate in the form of Exhibit G or any other form approved by the Collateral Agent.

          "Restricted Payment" in respect of any Person means:

               (1) the declaration or payment of any dividend, any distribution on or in respect of its Capital Stock or any similar payment (including any payment in connection with any merger or consolidation involving the Borrower or any Restricted Subsidiary) to the direct or indirect holders of its Capital Stock in their capacity as such, except (A) dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock or, in the case of a Restricted Subsidiary, Preferred Stock) and (B) dividends or distributions payable to the Borrower or a Restricted Subsidiary (and, if such Restricted Subsidiary has Capital Stock held by Persons other than the Borrower or other Restricted Subsidiaries, to such other Persons on no more than a pro rata basis);

               (2) the purchase, repurchase, redemption, retirement or other acquisition ("Purchase") for value of any Capital Stock of the Borrower held by any Person (other than the Borrower or a Restricted Subsidiary) or any Capital Stock of a Restricted Subsidiary held by any affiliate of such Person (other than by a Restricted Subsidiary) (other than in exchange for Capital Stock of the Borrower that is not Disqualified Stock);

               (3) the Purchase for value, prior to scheduled maturity, any scheduled repayment or any scheduled sinking fund payment, of any Subordinated Obligations (other than the Purchase for value of Subordinated Obligations acquired in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such Purchase); or

               (4) any Investment (other than a Permitted Investment) in any Person.

          "Restricted Subsidiary" means any Subsidiary of the Borrower other than an Unrestricted Subsidiary.

          "Retail Division" means those standard business units of the Borrower and the other Grantors classified as "Retail Division" on the Borrower's perpetual inventory records.

          "Sale/Leaseback Transaction" means an arrangement relating to property, plant and equipment now owned or hereafter acquired by the Borrower or a Restricted Subsidiary whereby the Borrower or a Restricted Subsidiary transfers such property to a Person and the Borrower or such Restricted Subsidiary leases it from such Person, other than (i) leases between the Borrower and a Restricted Subsidiary or between Restricted Subsidiaries or (ii) any such transaction entered into with respect to any property, plant and equipment or any improvements thereto at the time of, or within 180 days after, the acquisition or completion of construction of such property, plant and equipment or such improvements (or, if later, the commencement of commercial operation of any such property, plant and equipment), as the case may be, to finance the cost of such property, plant and equipment or such improvements, as the case may be.

          "SEC" means the Securities and Exchange Commission.

          "Second Lien Agreement" means the Amended and Restated Second Lien Credit Agreement dated as of the date hereof, among the Borrower, certain lenders and JPMCB, as administrative agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), refinanced, restructured or otherwise modified from time to time (except to the extent that any such amendment, restatement, supplement, waiver, replacement, refinancing, restructuring or other modification thereto would be prohibited by the terms of this Agreement, unless otherwise agreed to by the Majority Lenders).

          "Second Lien Guarantee and Collateral Agreement" means the Guarantee and Collateral Agreement among the Borrower, the Subsidiary Guarantors, the Grantors, certain other Subsidiaries and the collateral agent under the Second Lien Agreement, dated as of April 8, 2005, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

          "Second Lien Indebtedness" means any and all amounts payable under or in respect of the Second Lien Agreement and any Refinancing Indebtedness with respect thereto or with respect to such Refinancing Indebtedness, as amended from time to time, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations and all other amounts payable thereunder or in respect thereof.

          "Secured Indebtedness" means any Indebtedness of the Borrower secured by a Lien. "Secured Indebtedness" of a Subsidiary has a correlative meaning.

          "Secured Parties" means the Administrative Agent, each Issuing Bank, the Collateral Agent and each Lender.

          "Security Documents" means the Reaffirmation Agreement, the Guarantee and Collateral Agreement, the Foreign Pledge Agreements, the Canadian Security Agreements, the Mortgages and each other instrument or document delivered in connection with the cash collateralization of Letters of Credit or pursuant to
Section 5.08, in each case to secure any of the Obligations.

          "Senior Indebtedness" of the Borrower or any Subsidiary Guarantor, as the case may be, means the principal of, premium (if any) and accrued and unpaid interest on (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization of the Borrower or any Subsidiary Guarantor, as applicable, regardless of whether or not a claim for post-filing interest is allowed in such proceedings), and fees and other amounts owing in respect of Bank Indebtedness, Indebtedness under the 2006 Indenture (in the case of the Borrower) and Guarantees thereof (in the case of the Subsidiary Guarantors) and all other Indebtedness of the Borrower or any Subsidiary Guarantor, as applicable, whether outstanding on the 2006 Indenture Closing Date or thereafter Incurred, unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is provided that such obligations are subordinated in right of payment to the Indebtedness under the 2006 Indenture or such Subsidiary Guarantor's Guarantee thereof, as applicable; provided, however, that Senior Indebtedness of the Borrower or any Subsidiary Guarantor shall not include: (a) any obligation of the Borrower to any Subsidiary of the Borrower or of such Subsidiary Guarantor to the Borrower or any other Subsidiary of the Borrower; (b) any liability for Federal, state, local or other taxes owed or owing by the Borrower or such Subsidiary Guarantor, as applicable; (c) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including Guarantees thereof or instruments evidencing such liabilities); (d) any Indebtedness or obligation of the Borrower (and any accrued and unpaid interest in respect thereof) that by its terms is subordinate or junior in right of payment to any other Indebtedness or obligation of the Borrower or such Subsidiary Guarantor, as applicable, including any Subordinated Obligations (as defined in the 2006 Indenture) of the Borrower or such Subsidiary Guarantor, as applicable; (e) any obligations with respect to Capital Stock; or (f) any Indebtedness Incurred in violation of this Agreement.

          "Senior Subordinated-Lien Collateral Agent" means, as to any Senior Subordinated-Lien Indebtedness, the collateral agent under the applicable Senior Subordinated-Lien Indebtedness Security Documents.

          "Senior Subordinated-Lien Governing Documents" means each Indenture or other agreement or instrument providing for the issuance or setting forth the terms of any Senior Subordinated-Lien Indebtedness.

          "Senior Subordinated-Lien Indebtedness" means Indebtedness of the Borrower that (a) is secured by Liens permitted under Section 6.06(b), but that is not secured by Liens on any additional assets, (b) constitutes Initial Junior Indebtedness or Designated Junior Obligations under and as defined in the Lien Subordination and Intercreditor Agreement, and the Liens securing which are subordinated under the Lien Subordination and Intercreditor Agreement to the Liens securing the Obligations and (c) does not contain provisions inconsistent with the restrictions of Schedule 1.01C. Each of the Borrower's 11% Senior Secured Notes due 2011 and its Senior Secured Floating Rate Notes due 2011 issued on March 12, 2004, and the Indebtedness under the Third Lien Agreement are Senior Subordinated-Lien Indebtedness.

          "Senior Subordinated-Lien Indebtedness Security Documents" means, as to any Senior Subordinated-Lien Indebtedness, the security agreements, pledge agreements, mortgages and other documents creating Liens on assets of the Borrower and the Subsidiary Guarantors to secure the applicable Senior Subordinated-Lien Obligations.

          "Senior Subordinated-Lien Obligations" means, as to any Senior Subordinated-Lien Indebtedness, (a) the principal of and all premium or make-whole amounts, if any, and interest payable in respect of such Senior Subordinated-Lien Indebtedness, (b) any amounts payable under Guarantees of such Senior Subordinated-Lien Indebtedness by Subsidiaries and (c) all other amounts payable by the Borrower or any Subsidiary under such Senior Subordinated-Lien Indebtedness, the applicable Senior Subordinated-Lien Indebtedness Security Documents (to the extent such amounts relate to such Senior Subordinated-Lien Indebtedness) or the applicable Senior Subordinated-Lien Governing Documents.

          "Specified Asset Sale" means (i) the sale of all or a substantial portion of the assets and liabilities of the Borrower's Engineered Products Division or (ii) the sale of all or a portion of the Borrower's properties in Akron, Summit County, Ohio.

          "Specified Jurisdiction" means The United States of America and
Canada.

          "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

          "Standard Securitization Undertakings" means representations, warranties, covenants and indemnities entered into by the Borrower or any Subsidiary of the Borrower which, taken as a whole, are customary in an accounts receivable transaction.

          "Stated Maturity" means, with respect to any Indebtedness, the date specified in the documentation governing such Indebtedness as the fixed date on which the final payment of principal of such Indebtedness is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such Indebtedness at the option of the holder thereof upon the happening of any contingency beyond the control of the Borrower unless such contingency has occurred). The "Stated Maturity" of the Obligations means the Commitment Termination Date.

          "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject, with respect to the Adjusted LIBO Rate, for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Subordinated Obligation" means any Indebtedness of the Borrower (whether outstanding on the Restatement Date or thereafter Incurred) (a) that by its terms is subordinate or junior in right of payment to the Obligations or (b) that is not Secured Indebtedness or (c) that is secured subject to an agreement subordinating its Liens to those securing the Obligations. For the avoidance of doubt, "Subordinated Obligations" shall include the Second Lien Indebtedness, the Senior Subordinated-Lien Obligations and any unsecured Indebtedness of the Borrower and the Subsidiary Guarantors (including the Borrower's 4% Convertible Senior Notes due 2034 and Floating Rate Notes due 2009). "Subordinated Obligation" of a Subsidiary Guarantor has a correlative meaning.

          "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which are consolidated with those of the parent in the parent's consolidated financial statements in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Subsidiary" means any subsidiary of the Borrower (other than Tire & Wheel Assemblies, Inc. at any time when not more than 50% of the Capital Stock or 50% of the voting power are, as of such date, owned or Controlled by the Borrower).

          "Subsidiary Guarantor" means any Subsidiary that is, or is required pursuant to Section 5.08 to become, a Guarantor (as defined in the Guarantee and Collateral Agreement).

          "Swap Agreement" means any agreement in respect of any Hedging Obligations.

          "Syndication Agent" means Citicorp USA, Inc., in its capacity as syndication agent hereunder.

          "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

          "Temporary Cash Investments" means any of the following:

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof, and having, at such date of acquisition, ratings of A2 or higher from Standard & Poor's and P2 or higher from Moody's;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof and issued or guaranteed by or placed with, and money market deposit accounts issued or offered by any commercial bank organized under the laws of the United States of America or any state thereof which has a short-term deposit rating of A1 from Standard & Poor's and P1 from Moody's and has a combined capital and surplus and undivided profits of not less than $500,000,000;

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution described in clause (c) above;

          (e) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by Standard & Poor's and Aaa by Moody's and (iii) have portfolio assets of at least $3,000,000,000;

          (f) investments of the type and maturity described in clauses (b) through (e) of foreign obligors, which investments or obligor have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies (and with respect to clause (e), are not required to comply with the Rule 2a-7 criteria);

          (g) investments of the type and maturity described in clause (c) in any obligor organized under the laws of a jurisdiction other than the United States that (A) is a branch or subsidiary of a Lender or the ultimate parent company of a Lender under any of the Credit Facilities Agreements (but only if such Lender meets the ratings and capital, surplus and undivided profits requirements of such clause (c)) or (B) carries a rating at least equivalent to the rating of the sovereign nation in which it is located; and

          (h) in the case of any Foreign Subsidiary, (i) marketable direct obligations issued or unconditionally guaranteed by the sovereign nation in which such Foreign Subsidiary is organized and is conducting business or issued by an agency of such sovereign nation and backed by the full faith and credit of such sovereign nation, in each case maturing within one year from the date of acquisition, so long as the indebtedness of such sovereign nation is rated at least A by Standard & Poor's or A2 by Moody's or carries an equivalent rating from a comparable foreign rating agency, and (ii) other investments of the type and maturity described in clause (c) in obligors organized under the laws of a jurisdiction other than the United States in any country in which such Subsidiary is located, provided, however, that the investments permitted under this subclause (ii) shall be made in amounts and jurisdictions consistent with the Borrower's policies governing short-term investments.

          "Third Lien Agreement" means the Third Lien Credit Agreement dated as of April 8, 2005, among the Borrower, certain Subsidiaries of the Borrower party thereto, certain lenders and JPMCB, as administrative agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), refinanced, restructured or otherwise modified from time to time (except to the extent that any such amendment, restatement, supplement, waiver, replacement, refinancing, restructuring or other modification thereto would be prohibited by the terms of this Agreement, unless otherwise agreed to by the Majority Lenders).

          "Third Lien Collateral Agreement" means the Collateral Agreement dated as of March 12, 2004, among the Borrower, the Subsidiaries of the Borrower identified therein and Wilmington Trust Company, as collateral agent, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

          "Total Assets" of any Subsidiary means (a) in the case of any Subsidiary organized in a Specified Jurisdiction, (i) the total assets of such Subsidiary, excluding Intercompany Items, plus (ii) if the Net Intercompany Items of such Subsidiary shall be positive, the amount of such Net Intercompany Items; and (b) in the case of any other Subsidiary, the total assets of such Subsidiary, excluding Intercompany Items.

          "Total Commitment" means, at any time, the aggregate amount of all the Commitments at such time.

          "Trade Payables" means, with respect to any Person, any accounts payable or any indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by such Person arising in the ordinary course of business in connection with the acquisition of goods or services.

          "Transactions" means the execution, delivery and performance by the Borrower of this Agreement and by the Borrower, the Subsidiary Guarantors and the Grantors, as applicable, of the Reaffirmation Agreement and the other Credit Documents, the borrowing of the Loans, the obtaining and use of the Letters of Credit, the creation

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and the continuation of the Liens and Guarantees provided for in the Security
Documents and the other transactions contemplated hereby.

          "2003 MGCA" means the Master Guarantee and Collateral Agreement dated as of March 31, 2003, among the Borrower, the subsidiary guarantors thereunder, the subsidiary grantors thereunder, certain other Subsidiaries, certain financial institutions, and the Collateral Agent thereunder.

          "2006 Indenture Closing Date" means November 21, 2006.

          "2006 Indenture" means the Indenture dated as of November 21, 2006, between the Borrower and Wells Fargo Bank, N.A., as Trustee.

          "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

          "UCC" means Article 9 of the Uniform Commercial Code as from time to time in effect in the State of New York.

          "Unrestricted Subsidiary" means:

          (a) any Subsidiary of the Borrower that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and

          (b) any Subsidiary of an Unrestricted Subsidiary.

          The Board of Directors may designate any Subsidiary of the Borrower (including any newly acquired or newly formed Subsidiary of the Borrower) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or owns or holds any Lien on any property of, the Borrower or any other Subsidiary of the Borrower that is not a Subsidiary of the Subsidiary to be so designated; provided, however, that either:

               (A) the Subsidiary to be so designated has total Consolidated assets of $1,000 or less; or

               (B) if such Subsidiary has total Consolidated assets greater than $1,000, then such designation would be permitted under Section 6.02.

The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that immediately after giving effect to such designation:

          (x) (1) the Borrower could Incur $1.00 of additional Indebtedness under Section 6.01(a) or (2) the Consolidated Coverage Ratio for the Borrower and its Restricted Subsidiaries would be greater after giving effect to such designation than before such designation and

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                                                                              55


          (2) no Default shall have occurred and be continuing.

Any such designation of a Subsidiary as a Restricted Subsidiary or Unrestricted Subsidiary by the Board of Directors shall be evidenced to the Administrative Agent by promptly filing the Administrative Agent a copy of the resolution of the Board of Directors giving effect to such designation and a certificate of a Financial Officer certifying that such designation complied with the foregoing provisions.

          "U.S. Bank Indebtedness" means any and all amounts payable under or in respect of the U.S. Credit Agreements and any Refinancing Indebtedness with respect thereto or with respect to such Refinancing Indebtedness, as amended from time to time, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations and all other amounts payable thereunder or in respect thereof.

          "U.S. Credit Agreements" means (i) the First Lien Agreement and (ii) the Second Lien Agreement, each as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), refinanced, restructured or otherwise modified from time to time (except to the extent that any such amendment, restatement, supplement, waiver, replacement, refinancing, restructuring or other modification thereto would be prohibited by the terms of this Agreement, unless otherwise agreed to by the Majority Lenders).

          "U.S. Dollar Equivalent" means with respect to any monetary amount in a currency other than dollars, at any time for determination thereof, the amount of dollars obtained by converting such foreign currency involved in such computation into dollars at the spot rate for the purchase of dollars with the applicable foreign currency as published in The Wall Street Journal in the "Exchange Rates" column under the heading "Currency Trading" on the date two Business Days prior to such determination.

          "Wholly Owned Subsidiary" of any Person shall mean a subsidiary of such Person of which securities (except for directors' qualifying shares) or other ownership interests representing 100% of the Capital Stock are, at the time any determination is being made, owned, controlled or held by such Person or one or more wholly owned Subsidiaries of such Person or by such Person and one or more wholly owned Subsidiaries of such Person.

          "Wingfoot" means Wingfoot Commercial Systems LLC.

          "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          "Work in Process" means Inventory used or consumed in the manufacturing or processing of goods to be sold by the Borrower or another Grantor in the ordinary course of business consisting of parts and subassemblies in the process of

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                                                                              56


becoming completed assembly components that are no longer included in Raw Materials but are not yet included in Finished Goods.

          SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a "Eurodollar Loan"). Borrowings also may be classified and referred to by Type (e.g., a "Eurodollar Borrowing").

          SECTION 1.03. Foreign Currency Translation. The Administrative Agent shall determine the Dollar Equivalent of any Letter of Credit denominated in Canadian Dollars, Euros or Pounds Sterling (i) as of the date of the issuance thereof, (ii) as of each subsequent date on which such Letter of Credit shall be renewed or extended or the stated amount of such Letter of Credit shall be increased, (iii) as of the last Business day of each calendar month and (iv) as of each date on which any Issuing Bank shall have requested such determination due to fluctuations in applicable currency exchange rates (which shall not be requested by an Issuing Bank unreasonably), in each case using the Exchange Rate for the applicable currency in relation to dollars in effect on the date of determination, and each such amount shall be the Dollar Equivalent of such Letter of Credit until the next required calculation thereof. The Dollar Equivalent of any LC Disbursement made by any Issuing Bank in Canadian Dollars, Euros or Pounds Sterling and not reimbursed by the Borrower shall be determined as set forth in paragraphs (e) or (l) of Section 2.03, as applicable. In addition, the Dollar Equivalent of the LC Exposures shall be determined as set forth in paragraph (j) of Section 2.03, at the time and in the circumstances specified therein. The Administrative Agent shall notify the Borrower, the applicable Lenders and the applicable Issuing Bank of each calculation of the Dollar Equivalent of each Letter of Credit and LC Disbursement.

          SECTION 1.04. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

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                                                                              57


          SECTION 1.05. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Majority Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II

                                   The Credits

          SECTION 2.01. Loans and Borrowings. (a) Subject to the terms and conditions set forth herein, each Lender agrees to make Loans to the Borrower from time to time during the Availability Period in dollars in an aggregate principal amount that will not result in (x) such Lender's Credit Exposure exceeding such Lender's Commitment or (y) the aggregate Credit Exposure exceeding the Borrowing Base Availability then in effect. Each Loan shall be part of a Borrowing consisting of Loans of the same Type held by the Lenders ratably in accordance with their respective Applicable Percentages. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Loans.

          (b) Subject to Section 2.11, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make, convert or continue any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make, convert or continue such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

          (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Total Commitment, or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.03(e). Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of 30 Eurodollar Borrowings outstanding.

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                                                                              58


          (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Commitment Termination Date.

          SECTION 2.02. Requests for Borrowing. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 3:00 p.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 10:30 a.m., New York City time, on the day of the proposed Borrowing; provided that if at any time an LC Disbursement denominated in dollars shall be made in an amount at least equal to the applicable minimum borrowing amount, a notice of an ABR Borrowing to finance the reimbursement of such LC Disbursement shall be deemed to have been timely given as contemplated by Section 2.03(e) unless the Borrower shall have given notice to the contrary to the Administrative Agent not later than 10:00 a.m., New York City time, on the Business Day next following the date on which the Borrower shall have been notified of such LC Disbursement. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.01:

               (1) the aggregate amount of the requested Borrowing;

               (2) the date of such Borrowing, which shall be a Business Day;

               (3) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

               (4) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

               (5) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
          Section 2.04.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

          SECTION 2.03. Letters of Credit. (a) General.

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                                                                              59


               (i) Subject to the terms and conditions set forth herein, the Borrower may request the issuance (or the amendment, renewal or extension) of Letters of Credit denominated in dollars, Canadian Dollars, Euros or Pounds Sterling for its own account, in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, any Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

               (ii) On the Restatement Date, each Issuing Bank that has issued an Existing Letter of Credit shall be deemed, without further action by any party hereto, to have granted in accordance with paragraph (d) below to each Lender, and each Lender shall be deemed to have purchased from such Issuing Bank, a participation in each such Letter of Credit. The Issuing Banks and Lenders that are also party to the Existing Credit Agreement agree that, concurrently with such grant, the participations in the Existing Letters of Credit granted to the lenders under the Existing Credit Agreement shall be automatically canceled without further action by any of the parties thereto. On and after the Restatement Date each Existing Letter of Credit shall constitute a Letter of Credit for all purposes hereof. Any Lender that issued an Existing Letter of Credit but shall not have entered into an Issuing Bank Agreement shall have the rights of an Issuing Bank as to such Letter of Credit for purposes of this Section 2.03.

          (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to an Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount and currency of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by any Issuing Bank, the Borrower also shall submit a letter of credit application on such Issuing Bank's standard form in connection with any request for a Letter of Credit; provided that any provisions in any such letter of credit application that create Liens securing the obligations of the Borrower thereunder or that are inconsistent with the provisions of this Agreement shall be of no force or effect. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment,

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                                                                              60


renewal or extension, (i) the aggregate amount of the Credit Exposures shall not exceed the Total Commitment, (ii) the aggregate amount of the LC Exposures shall not exceed $800,000,000, (iii) the aggregate Credit Exposure shall not exceed the Borrowing Base Availability then in effect and (iv) the portion of the LC Exposure attributable to Letters of Credit issued by any Issuing Bank shall not exceed the LC Commitment of such Issuing Bank. Each Issuing Bank shall be entitled to rely on such representation and warranty. The Administrative Agent agrees, at the request of any Issuing Bank, to provide information to such Issuing Bank as to the aggregate amount of the Credit Exposures, the Credit Exposures, the LC Exposures, the Total Commitment and the Borrowing Base Availability.

          (c) Expiration Date. Each Letter of Credit shall have an expiration date at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and
(ii) the date that is five Business Days prior to the Commitment Termination Date. Any Letter of Credit may provide by its terms that it may be extended for additional successive one-year periods on terms reasonably acceptable to the applicable Issuing Bank (but subject to the proviso in the next sentence). Any Letter of Credit providing for automatic extension shall be extended upon the then current expiration date without any further action by any Person unless the applicable Issuing Bank shall have given notice to the applicable beneficiary (with a copy to the applicable Borrower) of the election by such Issuing Bank not to extend such Letter of Credit, such notice to be given not fewer than 60 days prior to the then current expiration date of such Letter of Credit; provided that no Letter of Credit may be extended automatically or otherwise beyond the date that is five Business Days prior to the Commitment Termination Date.

          (d) Participations. Effective with respect to the Existing Letters of Credit upon the occurrence of the Restatement Date, and effective with respect to each other Letter of Credit (and each amendment to a Letter of Credit increasing the amount thereof) upon the issuance (or increase) thereof, and without any further action on the part of the applicable Issuing Bank or the Lenders, each Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from such Issuing Bank, a participation in each Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or such Lender's Applicable Percentage of any reimbursement payment in respect of an LC Disbursement required to be refunded to the Borrower for any reason (or if such LC Disbursement or reimbursement payment was made in Canadian Dollars, Euros or Pounds Sterling, the Dollar Equivalent thereof using the LC Exchange Rate in effect on the applicable LC Participation Calculation
Date). Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter

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                                                                              61


of Credit or the occurrence and continuance of a Default or any reduction of its Commitment, or the Total Commitment.

          (e) Reimbursement. If any Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement, in the currency in which such LC Disbursement is made, not later than 1:30 p.m., New York City time, on the second Business Day following the date on which the Borrower shall have received notice of such LC Disbursement (or, in the case of an LC Disbursement denominated in a currency other than dollars, on the third Business Day following such date if the Borrower shall not have received notice of such LC Disbursement until after 10:00 a.m., New York City time, on such date); provided that, if such LC Disbursement is denominated in dollars and is at least equal to the applicable minimum borrowing amount, unless the Borrower shall have notified the Administrative Agent to the contrary not later than 10:00 a.m., New York City time, on the Business Day next following the date on which the Borrower shall have been notified of such LC Disbursement, the Borrower will be deemed to have requested in accordance with
Section 2.02 that such payment be financed with an ABR Borrowing on such Business Day in an equivalent amount and, to the extent the Borrower satisfies the condition precedent to such ABR Borrowing set forth in Section 4.02(b), the Borrower's obligation to make such payment shall be discharged with the proceeds of the requested ABR Borrowing. If the Borrower fails to make such payment when due and the Borrower is not entitled to make a Borrowing in the amount of such payment, (A) if such payment relates to a Letter of Credit denominated in Canadian Dollars, Euros or Pounds Sterling, automatically and with no further action required, the obligation of the Borrower to reimburse the applicable LC Disbursement shall be permanently converted into an obligation to reimburse the Dollar Equivalent, calculated using the LC Exchange Rates on the applicable LC Participation Calculation Date, of such LC Disbursement and (B) in the case of each LC Disbursement, the Administrative Agent shall notify each Lender of such LC Disbursement, the Dollar Equivalent of the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof, and each Lender shall pay to the Administrative Agent on the date such notice is received, its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.04 with respect to Loans made by such Lender (and Section 2.04 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. No payment made by a Lender pursuant to this paragraph to reimburse any Issuing Bank for any LC Disbursement (other than the funding of ABR Loans as contemplated above) shall constitute a Loan or relieve the Borrower of its obligation to reimburse such LC Disbursement. If the reimbursement by the Borrower of, or obligation to reimburse, any amounts in Canadian Dollars, Euros or Pounds Sterling would subject the Administrative Agent, the applicable Issuing Bank or any Lender to any stamp duty, ad valorem charge or similar tax that would not be payable if such reimbursement were made or required to be made in dollars, the Borrower shall, at its option, either (x) pay the amount of any such tax requested by the Administrative Agent, the applicable Issuing Bank or Lender or (y) reimburse in dollars each LC Disbursement made in Canadian Dollars, Euros or Pounds Sterling, in an amount equal to the Dollar Equivalent, calculated using the applicable LC Exchange Rate on the date such LC Disbursement is reimbursed (or on the applicable LC Participation Calculation Date, if such date shall have occurred), of such LC Disbursement.

          (f) Obligations Absolute. The Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by any Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, (iv) any claim or defense against the beneficiary of any Letter of Credit, any transferee of any Letter of Credit, the Administrative Agent, any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated hereby or any unrelated transactions (including the underlying transaction between the Borrower or any Subsidiary and the beneficiary of any Letter of Credit), (v) the occurrence of any Default or (vi) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of or defense against, or provide a right of setoff against, the Borrower's obligations hereunder. None of the Administrative Agent, the Lenders or the Issuing Banks, or any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Banks; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the Borrower to the extent of any damages suffered by the Borrower or any Lender that are caused by such Issuing Bank's gross negligence or willful misconduct. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable Issuing Bank may, acting in good faith, either accept and make payment upon such documents without responsibility for further investigation or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

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                                                                              63


          (g) Disbursement Procedures. Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Each Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not (i) relieve the Borrower of its obligation to reimburse such Issuing Bank and the Lenders with respect to any such LC Disbursement or (ii) relieve any Lender's obligation to acquire participations as required pursuant to paragraph (d) of this Section 2.03.

          (h) Interim Interest. If any Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, (i) in the case of any LC Disbursement denominated in dollars, and at all times following the conversion to dollars of an LC Disbursement made in Canadian Dollars, Euros or Pounds Sterling pursuant to paragraph (e) or (l) of this Section, at the rate per annum then applicable to ABR Loans, and (ii) in the case of any LC Disbursement denominated in Canadian Dollars, Euros or Pounds Sterling, at all times prior to its conversion to dollars pursuant to paragraph
(e) or (l) of this Section, a rate per annum reasonably determined by the applicable Issuing Bank (which determination will be conclusive absent manifest error) to represent its cost of funds plus the Applicable Rate used to determine interest applicable to Eurodollar Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.10(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of such Issuing Bank, except that interest accrued on and after the date of payment pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be for the account of the Lenders to the extent of such payment.

          (i) Replacement of the Issuing Bank. Each Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of such Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to
Section 2.09(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of such Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of any Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

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                                                                              64


          (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the earlier of (i) the third Business Day after the Borrower shall receive notice from the Administrative Agent or the Majority Lenders demanding the deposit of cash collateral pursuant to this paragraph and (ii) the date on which the maturity of the Loans shall be accelerated or the Total Commitment reduced to zero, the Borrower shall deposit in an account or accounts with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the sum of (i) the aggregate undrawn amount of all outstanding Letters of Credit and (ii) the aggregate amount of all unreimbursed LC Disbursements and all interest accrued and unpaid thereon. Amounts payable under the preceding sentence in respect of any Letter of Credit or LC Disbursement shall be payable in the currency of such Letter of Credit or LC Disbursement, except that LC Disbursements in Canadian Dollars, Euros or Pounds Sterling in respect of which the Borrower's reimbursement obligations have been converted to obligations in dollars as provided in paragraph (e) above, and interest accrued thereon, shall be payable in dollars. The obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of
Article VII. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account or accounts. Other than any interest earned on the investment of such deposits, which investment shall be in Temporary Cash Investments and shall be made in the discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account or accounts. Moneys in such account or accounts shall be applied by the Administrative Agent to reimburse each Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposures representing more than 50% of the LC Exposures and the Issuing Banks with outstanding Letters of Credit), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral under this paragraph, then (1) if the maturity of the Loans has not been accelerated and the LC Exposure shall be reduced to an amount below the amount so deposited, the Administrative Agent will return to the Borrower any excess of the amount so deposited over the LC Exposure and (2) such amount (to the extent not applied as provided above in this paragraph) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

          (k) Issuing Bank Reports. Unless otherwise agreed by the Administrative Agent, each Issuing Bank shall report in writing to the Administrative Agent (i) on or prior to each Business Day on which such Issuing Bank issues, amends, renews or extends any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the currency and aggregate face amount of the Letters of Credit issued, amended, renewed or extended by it and outstanding after giving effect to such issuance,

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                                                                              65


amendment, renewal or extension (and whether the amount thereof shall have changed), it being understood that such Issuing Bank shall not effect any issuance, renewal, extension or amendment resulting in an increase in the amount of any Letter of Credit without first obtaining written confirmation from the Administrative Agent that such increase is then permitted under this Agreement,
(ii) on each Business Day on which such Issuing Bank makes any LC Disbursement, the date, currency and amount of such LC Disbursement, (iii) on any Business Day on which the Borrower fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and the currency and amount of such LC Disbursement and (iv) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank.

          (l) Conversion. In the event that the Loans become immediately due and payable on any date pursuant to Article VII, all amounts (i) that the Borrower is at the time or becomes thereafter required to reimburse or otherwise pay to the Administrative Agent in respect of LC Disbursements made under any Letter of Credit denominated in Canadian Dollars, Euros or Pounds Sterling (other than amounts in respect of which the Borrower has deposited cash collateral, if such cash collateral was deposited in the applicable currency), (ii) that the Lenders are at the time or become thereafter required to pay to the Administrative Agent (and the Administrative Agent is at the time or becomes thereafter required to distribute to the applicable Issuing Bank) pursuant to paragraph (e) of this
Section in respect of unreimbursed LC Disbursements made under any Letter of Credit denominated in Canadian Dollars, Euros or Pounds Sterling and (iii) of each Lender's participation in any Letter of Credit denominated in Canadian Dollars, Euros or Pounds Sterling under which an LC Disbursement has been made shall, automatically and with no further action required, be converted into the Dollar Equivalent, calculated using the LC Exchange Rates on such date (or in the case of any LC Disbursement made after such date, on the date such LC Disbursement is made), of such amounts. On and after such conversion, all amounts accruing and owed to the Administrative Agent, any Issuing Bank or any Lender in respect of the obligations described in this paragraph shall accrue and be payable in dollars at the rates otherwise applicable hereunder.

          SECTION 2.04. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:30 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account designated by the Borrower in the applicable Borrowing Request; provided that ABR Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.03(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank.

          (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such

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                                                                              66


assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing. It is agreed that no payment by the Borrower under this paragraph will be subject to any break-funding payment under Section 2.13.

          SECTION 2.05. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

          (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.02 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request signed by the Borrower.

          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.01:

               (1) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (3) and (4) below shall be specified for each resulting Borrowing);

               (2) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

               (3) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

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                                                                              67


               (4) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Majority Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

          SECTION 2.06. Reductions of Commitments. (a) Unless previously reduced to zero, the Total Commitment and each LC Commitment shall be reduced to zero on the Commitment Termination Date.

          (b) The Borrower may at any time or from time to time reduce the Total Commitment; provided that (i) each reduction of the Total Commitment (other than a reduction of the Total Commitment to zero) shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Borrower shall not reduce the Total Commitment if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.08, the aggregate Credit Exposures would exceed the Total Commitment.

          (c) The Borrower shall notify the Administrative Agent of any election to reduce the Total Commitment under paragraph (b) of this Section at least three Business Days prior to the effective date of such reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of reduction of the Total Commitment to zero delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or financings, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any reduction of

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                                                                              68


the Total Commitment shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

          SECTION 2.07. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay on the Commitment Termination Date to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan of such Lender.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made or held by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (d) The entries made in the accounts maintained pursuant to paragraph
(b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein (including any failure to record the making or repayment of any Loan) shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement or prevent the Borrower's obligations in respect of Loans from being discharged to the extent of amounts actually paid in respect thereof.

          (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in substantially the form set forth in Exhibit C hereto. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

          SECTION 2.08. Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to paragraph (c) of this Section.

          (b) The Borrower shall in the event and on each occasion that (i) the aggregate Credit Exposures exceed the Total Commitments or (ii) the aggregate Credit Exposures exceed the Borrowing Base then in effect, not later than the next Business Day, prepay Borrowings in an aggregate amount equal to such excess, and in the event

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                                                                              69


that after such prepayment of Borrowings any such excess shall remain, the Borrower shall deposit cash in an amount equal to such excess as collateral for the reimbursement obligations of the Borrower in respect of Letters of Credit; provided that in the case of any such excess that results from any determination under Section 1.03 of the Dollar Equivalent of any Letter of Credit denominated in Canadian Dollars, Euros or Pounds Sterling (i) no prepayment or redesignation shall be required until the Business Day next succeeding the day on which the Borrower shall have received notice of such determination under Section 1.03 from the Administrative Agent, and (ii) any such prepayment required in respect of any excess of the aggregate Credit Exposures over the Borrowing Base then in effect may, if such excess is in an amount less than $10,000,000, be deferred until last day of the nearest maturing Interest Period(s) then in effect with respect to Loan(s) required to be so repaid except to the extent of any excess of the Credit Exposures over the Total Commitments. Any cash so deposited (and any cash previously deposited pursuant to this paragraph) with the Administrative Agent shall be held in an account over which the Administrative Agent shall have dominion and control to the exclusion of the Borrower and its Subsidiaries, including the exclusive right of withdrawal. Other than any interest earned on the investment of such deposits, which investment shall be in Temporary Cash Investments and shall be made in the discretion of the Administrative Agent (or, at any time when no Default or Event of Default has occurred and is continuing, shall be made at the direction of the Borrower) and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse each Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of the Majority Lenders), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower has provided cash collateral to secure the reimbursement obligations of the Borrower in respect of Letters of Credit hereunder, then, so long as no Event of Default shall exist, such cash collateral shall be released to the Borrower if so requested by the Borrower at any time if and to the extent that, after giving effect to such release, the aggregate amount of the Credit Exposures would not exceed the Total Commitment and the aggregate Credit Exposures would not exceed the Borrowing Base then in effect.

          (c) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 3:00 p.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment; provided that if the Borrower shall be required to make any prepayment hereunder by reason of Section 2.08(b), such notice shall be delivered not later than the time at which such prepayment is made. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of reduction of the Total Commitment to zero as contemplated by Section 2.06(c), then such notice of prepayment may be revoked if such notice of

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                                                                              70


termination is revoked in accordance with Section 2.06(c). Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing (other than pursuant to Section 2.08(b)) shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.01. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.10.

          SECTION 2.09. Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, accruing at the Applicable Rate on the daily unused amount of the Commitment of such Lender during the period from and including the date hereof to but excluding the date on which such Commitment is reduced to zero. Commitment fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such date and on the date on which the Commitments are reduced to zero, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (b) The Borrower agrees to pay (i) to the Administrative Agent, for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the Applicable Rate for Eurodollar Borrowings on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Restatement Date to but excluding the later of the date on which such Lender's Commitment is reduced to zero and the date on which such Lender ceases to have any LC Exposure, and (ii) to each Issuing Bank a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between the Borrower and the applicable Issuing Bank (on the date hereof or any later date on which such Issuing Bank shall have become an Issuing Bank), on the daily amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Restatement Date to but excluding the later of the date each LC Commitment of such Issuing Bank is reduced to zero and the date on which there ceases to be any LC Exposure attributable to Letters of Credit issued by such Issuing Bank, as well as such Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Restatement Date; provided that all such accrued fees shall be payable in respect of LC Exposures on the date on which the Total Commitment is reduced to zero and any such fees accruing in respect of LC Exposures after the date on which the Total Commitment is reduced to zero shall be payable on demand. Any other fees payable to the Issuing Banks pursuant to this paragraph shall be payable within 10 days after demand. All participation and fronting fees shall be computed on the basis

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                                                                              71


of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

          (d) All fees and other amounts payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Banks, in the case of fees payable to them) for distribution, where applicable, to the Lenders. Fees paid shall not be refundable under any circumstances.

          SECTION 2.10. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

          (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

          (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2.00% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

          (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and shall be payable for each Loan upon reduction of the Total Commitment to zero; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

          (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          SECTION 2.11. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

          (b) the Administrative Agent is advised by the Majority Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or any Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

          SECTION 2.12. Increased Costs. (a) If any Change in Law shall:

               (1) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or any Issuing Bank; or

               (2) impose on any Lender or any Issuing Bank or the London interbank market any other condition (other than Taxes) affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining the Commitment of such Lender) or to increase the cost to such Lender or such Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder (whether of principal, interest or otherwise), in each case by an amount deemed by such Lender or Issuing Bank, as the case may be, to be material, then the Borrower will pay to such Lender or such Issuing Bank such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

          (b) If any Lender or any Issuing Bank determines that any Change in Law regarding capital requirements has had or would have the effect of reducing the rate of return on such Lender's or such Issuing Bank's capital or on the capital of such Lender's or such Issuing Bank's holding company, if any, in each case by an amount deemed by

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such Lender or such Issuing Bank to be material, as a consequence of this
Agreement or the Commitment of such Lender or the Loans or participations in Letters of Credit held by such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company would have achieved but for such Change in Law (taking into consideration such Lender's or such Issuing Bank's policies and the policies of such Lender's or such Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company for any such reduction suffered.

          (c) A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower. The Borrower shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof, unless such amount is being contested by the Borrower in good faith.

          (d) Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or such Issuing Bank's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or such Issuing Bank notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or such Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 2.13. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, continue or prepay any Eurodollar Loan, or to convert any Loan to a Eurodollar Loan, on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.08(c) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.16, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that

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                                                                              74


would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof, unless such amount is being contested by the Borrower in good faith.

          SECTION 2.14. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower or any other Credit Party hereunder or under any other Credit Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower or any other Credit Party shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions of such Taxes (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Issuing Bank or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made (and the Borrower shall pay or cause such Credit Party to pay such increased amount),
(ii) the Borrower or such other Credit Party shall make such deductions and
(iii) the Borrower or such other Credit Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) The Borrower shall indemnify the Administrative Agent, each Issuing Bank and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Issuing Bank or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower or any other Credit Party hereunder or under any other Credit Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or the applicable Issuing Bank or by the Administrative Agent on its own behalf or on behalf of the applicable Issuing Bank or a Lender, shall be conclusive absent manifest error.

          (c) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower or any other Credit Party to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

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                                                                              75


          (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time such Foreign Lender first becomes a party to this Agreement and at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate; provided that such Foreign Lender has received written notice from the Borrower advising it of the availability of such exemption or reduction and supplying all applicable documentation; and provided further that no such written notice shall be required with respect to the applicable IRS Form W-8 a Foreign Lender is required to deliver to the Borrower to permit payments to be made without withholding of U.S. Federal income tax (or at a reduced rate of U.S. withholding tax).

          SECTION 2.15. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) Except as required or permitted under Section 2.02, 2.03, 2.12, 2.13, 2.14, 2.16 or 9.03, each Borrowing, each payment or prepayment of principal of any Borrowing or of any LC Disbursement, each payment of interest on the Loans or the LC Disbursements, each payment of fees (other than fees payable to the Issuing Banks), each reduction of the Total Commitment and each refinancing of any Borrowing with a Borrowing of any Type, shall be allocated pro rata among the Lenders in accordance with their respective Commitments (or, if such Commitments shall have expired or been reduced to zero, in accordance with the respective principal amounts of their outstanding Loans or LC Exposures, as applicable). Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's percentage of such Borrowing to the next higher or lower whole dollar amount.

          (b) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.12, 2.13 or 2.14 or otherwise) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without setoff, counterclaim or other deduction. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to the applicable account specified by the Administrative Agent for the account of the applicable Lenders or, in any such case, to such other account as the Administrative Agent shall from time to time specify in a notice delivered to the Borrower, except payments to be made directly to an Issuing Bank as expressly provided herein and except that payments pursuant to Sections 2.12, 2.13, 2.14, 2.16 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person in appropriate ratable shares to the appropriate recipient or recipients promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest

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                                                                              76


thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars, except as otherwise expressly provided. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment.

          (c) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied
(i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

          (d) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans, participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements. If any participations are purchased pursuant to the preceding sentence and all or any portion of the payments giving rise thereto are recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest. The provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in its Commitment or any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law and under this Agreement, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

          (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Banks, as the case may be the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Banks, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank, and to pay interest thereon for each day from and including the date such amount shall have been distributed to it to but excluding the date of payment to or recovery by the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

          (f) If any Lender shall fail to make any payment required to be made by it hereunder for the account of the Administrative Agent, any Issuing Bank or any Lender, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations in respect of such payment until all such unsatisfied obligations are fully paid.

          SECTION 2.16. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.12 or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or 2.14, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          (b) If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, or if any Lender shall become the subject of any insolvency or similar proceeding or filing or default in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee or the Borrower, as the case may be, and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be

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                                                                              78


made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments. If any Lender shall become the subject of any insolvency or similar proceeding or filing, then the Borrower, if requested to do so by any Issuing Bank, shall use commercially reasonable efforts (which shall not include the payment of any compensation) to identify an assignee willing to purchase and assume the interests, rights and obligations of such Lender under this Agreement and to require such Lender to assign and delegate all such interests, rights and obligations to such assignee in accordance with the preceding sentence.

                                  ARTICLE III

                         Representations and Warranties

          The Borrower represents and warrants to the Administrative Agent, the Lenders and the Issuing Banks that:

          SECTION 3.01. Organization; Powers. The Borrower and each of the other Credit Parties is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, would not be reasonably likely to result in a Material Adverse Change, is qualified to do business, and is in good standing, in every jurisdiction where such qualification is required. Each Subsidiary of the Borrower other than the Credit Parties is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and is qualified to do business, and is in good standing, in every jurisdiction where such qualification is required, except for failures that, individually or in the aggregate, would not be materially likely to result in a Material Adverse Change.

          SECTION 3.02. Authorization; Enforceability. The Transactions to be entered into by each Credit Party are within such Credit Party's powers and have been duly authorized. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Credit Document to which any Credit Party is or is to be a party constitutes or, when executed and delivered by such Credit Party, will constitute, a legal, valid and binding obligation of the Borrower or such Credit Party, as the case may be, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 3.03. Governmental Approvals; No Conflicts. (a) Except to the extent that no Material Adverse Change would be materially likely to result, the Transactions (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as are required to perfect Liens created under the Security Documents and such as have been obtained or made and are in full force and effect, (ii) do not and will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or

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                                                                              79


any of the Subsidiaries or any order of any Governmental Authority, (iii) do not and will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of the Subsidiaries or any of their assets, and (iv) do not and will not result in the creation or imposition of any Lien on any asset of the Borrower or any of the Subsidiaries, except Liens created under the Credit Documents.

          (b) The incurrence of each Loan, Letter of Credit and LC Disbursement, each Guarantee thereof under the Credit Documents and each Lien securing any of the Obligations, is permitted under the Junior Lien Indenture and each other indenture or other agreement governing any Senior Subordinated-Lien Indebtedness in effect at the time of such incurrence, and the Loans, Letters of Credit, LC Disbursements and Guarantees thereof under the Credit Documents constitute Designated Senior Obligations under the Lien Subordination and Intercreditor Agreement.

          SECTION 3.04. Financial Statements; No Material Adverse Change. (a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders' equity and cash flows as of and for the fiscal year ended December 31, 2006. Such financial statements present fairly, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of the Borrower and its Consolidated Subsidiaries as of such date and for such fiscal year in accordance with GAAP.

          (b) Except as disclosed in the Disclosure Documents, since December 31, 2006, there has been no event or condition that constitutes or would be materially likely to result in a Material Adverse Change, it being agreed that a reduction in any rating relating to the Borrower issued by any rating agency shall not, in and of itself, be an event or condition that constitutes or would be materially likely to result in a Material Adverse Change (but that events or conditions underlying or resulting from any such reduction may constitute or be materially likely to result in a Material Adverse Change).

          SECTION 3.05. Litigation and Environmental Matters. (a) Except as set forth in the Disclosure Documents, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of the Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that if adversely determined would be materially likely, individually or in the aggregate, to result in a Material Adverse Change or (ii) as of the Restatement Date, that involve the Credit Documents or the Transactions.

          (b) Except as set forth in the Disclosure Documents, and except with respect to matters that, individually or in the aggregate, would not be materially likely to result in a Material Adverse Change, neither the Borrower nor any of the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

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          SECTION 3.06. Compliance with Laws and Agreements. The Borrower and each of the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to be in compliance, individually or in the aggregate, would not be materially likely to result in a Material Adverse Change. No Event of Default has occurred and is continuing.

          SECTION 3.07. Investment Company Status. Neither the Borrower nor any of the Subsidiaries is an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

          SECTION 3.08. ERISA and Canadian Pension Plans. (a) Except as disclosed in the Disclosure Documents, no ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other ERISA Events that have occurred or are reasonably expected to occur, would be materially likely to result in a Material Adverse Change.

          (b) Except as would not be materially likely to result in a Material Adverse Change, (i) the Canadian Pension Plans are duly registered under the Income Tax Act (Canada) and all other applicable laws which require registration and no event has occurred which is reasonably likely to cause the loss of such registered status; (ii) all material obligations of each Credit Party (including fiduciary, funding, investment and administration obligations) required to be performed in connection with the Canadian Pension Plans and the funding agreements therefor have been performed in a timely fashion; (iii) to the knowledge of the Credit Parties there have been no improper withdrawals of the assets of the Canadian Pension Plans or the Canadian Benefit Plans; (iv) there are no outstanding material disputes concerning the assets of the Canadian Pension Plans or the Canadian Benefit Plans; and (v) each of the Canadian Pension Plans is being funded in accordance with the actuarial valuation reports last filed with the applicable Governmental Authorities and which are consistent with generally accepted actuarial principles.

          SECTION 3.09. Disclosure. None of the reports, financial statements, certificates or other written information referred to in Section 3.04 or delivered after the date hereof by or on behalf of any Credit Party to the Administrative Agent, the Collateral Agent or any Lender pursuant to Section
5.01 (taken together with all other information so furnished and as modified or supplemented by other information so furnished) contained or will contain, in each case as of the date delivered, any material misstatement of fact or omitted or will omit to state, in each case as of the date delivered, any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information or other forward looking information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          SECTION 3.10. Security Interests. (a) Each of the Guarantee and Collateral Agreement, the Reaffirmation Agreement and the Canadian Security

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                                                                              81


Agreements is or, when executed and delivered, will be, effective to create or continue in favor of the Collateral Agent for the benefit of the Secured Parties a valid and enforceable security interest in the Collateral, to the extent contemplated by the Guarantee and Collateral Agreement, the Reaffirmation Agreement or the Canadian Security Agreements, as the case may be, and (i) when the Collateral constituting certificated securities (as defined in the applicable Uniform Commercial Code) was or is delivered to the Collateral Agent thereunder, together with instruments of transfer duly endorsed in blank, the Guarantee and Collateral Agreement created or will create, to the extent contemplated by the Guarantee and Collateral Agreement, a perfected security interest in all right, title and interest of the Grantors in such certificated securities to the extent perfection is governed by the applicable Uniform Commercial Code as in effect in any applicable jurisdiction, subject to no other Lien other than Liens permitted under Section 6.06 that take priority over security interests in certificated securities perfected by the possession of such securities under the Uniform Commercial Code as in effect in the applicable jurisdiction, and (ii) when financing statements in appropriate form were or are filed, and any other applicable registrations were or are made, in the offices specified in the Restatement Date Perfection Certificate, the Guarantee and Collateral Agreement, the Reaffirmation Agreement and the Canadian Security Agreements created or will create or continue a perfected security interest (or hypothec, as applicable) in all right, title and interest of the Grantors in the remaining Collateral to the extent perfection can be obtained by filing Uniform Commercial Code financing statements and making such other applicable filings and registrations in such jurisdictions, subject to no other Lien other than Liens permitted under Section 6.06. The exclusion of the Consent Assets (as defined in the Guarantee and Collateral Agreement) from the Collateral does not materially reduce the aggregate value of the Collateral.

          (b) Each Mortgage creates or, upon execution and delivery by the parties thereto, will create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable Lien on all the applicable mortgagor's right, title and interest in and to the Mortgaged Properties subject thereto and the proceeds thereof, and the Mortgages create or, when the Mortgages have been filed or registered in the counties specified in Schedule 3.10(b), will create perfected Liens on all right, title and interest of the mortgagors in the Mortgaged Properties and the proceeds thereof, prior and superior in right to Liens in favor of any other Person (other than Liens or other encumbrances for which exceptions are taken in the policies of title insurance delivered in respect of the Mortgaged Properties on or prior to the Restatement Date and Liens permitted under Section 6.06).

          (c) The Guarantee and Collateral Agreement currently on file with the United States Patent and Trademark Office and the Canadian Security Agreements currently on file with the Canadian Intellectual Property Office, create in favor of the Collateral Agent, for the benefit of the Secured Parties, a perfected Lien on all right, title and interest of the Grantors in the Material Intellectual Property in which a security interest may be perfected by such recordation in the United States Patent and Trademark Office or the Canadian Intellectual Property Office, as the case may be, in each case (i) prior and superior in right to any other Person and (ii) subject to no other Lien other than, in the case of (i) and (ii), Liens permitted under Section 6.06 (it being understood

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that subsequent recordings in the United States Patent and Trademark Office or
the Canadian Intellectual Property Office, as the case may be, may be necessary to perfect a Lien on registered trademarks and trademark applications acquired by the Grantors after the Restatement Date). As of the Restatement Date,
Schedule 3.10(c) sets forth all the Material Intellectual Property.

          (d) The Guarantee and Collateral Agreement currently on file with the Federal Aviation Administration creates in favor of the Collateral Agent, for the benefit of the Secured Parties, a perfected Lien on all right, title and interest of the Grantors in the Aircraft Collateral (as defined in the Guarantee and Collateral Agreement) in which a security interest may be perfected by such recordation with the Federal Aviation Administration, in each case prior and superior in right to any other Person, subject to no other Lien other than Liens permitted under Section 6.06.

          (e) None of the Restatement Date Perfection Certificate or any other written information relating to the Collateral delivered after the date hereof by or on behalf of any Credit Party to the Administrative Agent, the Collateral Agent or any Lender pursuant to any provision of any Credit Document is or will be incorrect when delivered in any respect material to the rights or interests of the Lenders under the Credit Documents.

          SECTION 3.11. Use of Proceeds and Letters of Credit. The proceeds of the Loans and the Letters of Credit will be used only for the purposes referred to in the preamble to this Agreement. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

                                   ARTICLE IV

                                   Conditions

          SECTION 4.01. Restatement Date. This Agreement shall not become effective until the date on which each of the following conditions is satisfied (or waived or deferred in accordance with Section 9.02 or the penultimate paragraph of this Section 4.01):

          (a) The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent, the Lenders and the Issuing Banks and dated the Restatement Date) of (i) Covington & Burling LLP, counsel for the Borrower, substantially in the form of Exhibit E-1, and (ii) the General Counsel, the Associate General Counsel or an Assistant General Counsel of the Borrower, substantially in the form of Exhibit E-2, and covering such other matters relating to the Credit Parties, the Credit Documents or the Transactions as the Administrative Agent or the Majority Lenders shall reasonably request.

          (b) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization by the Credit Parties of the Transactions and any other legal matters relating to the Borrower, the other Credit Parties, the Credit Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

          (c) The DF Commitments (as defined in the Existing Credit Agreement) shall have terminated, all DF Loans (as defined in the Existing Credit Agreement) shall have been repaid, all other amounts outstanding or accrued for the accounts of or owing to the DF Lenders (as defined in the Existing Credit Agreement), including their Deposits (as defined in the Existing Credit Agreement) shall have been paid and all DF Letters of Credit (as defined in the Existing Credit Agreement) shall have been canceled or returned or continued hereunder as Existing Letters of Credit.

          (d) The Obligations shall have been designated by the Borrower as, and shall be, "Designated Senior Obligations" under the Lien Subordination and Intercreditor Agreement.

          (e) The amendment and restatement of the Second Lien Agreement shall have become effective or shall concurrently become effective in substantially the form thereof most recently posted to IntraLinks prior to the date hereof with only such changes thereto as shall not be adverse to the Lenders in any material respect and shall have been approved by the Administrative Agent. All conditions to the effectiveness of the amendment and restatement of the Second Lien Agreement shall have been satisfied. The Collateral Agent and the collateral agent for the Second Lien Agreement shall have reaffirmed application of the Lenders Lien Subordination Agreement in respect of the Obligations and the obligations under the amended and restated Second Lien Agreement.

          (f) The representations and warranties set forth in Article III shall be true and correct in all material respects on the Restatement Date and the Administrative Agent shall have received a certificate signed by a Financial Officer to that effect.

          (g) The Borrower and the other Credit Parties shall be in compliance with all the terms and provisions set forth herein and in the other Credit Documents in all material respects on their part to be observed or performed, and at the time of and immediately after the Restatement Date, no Default shall have occurred and be continuing, and the Administrative Agent shall have received a certificate signed by a Financial Officer to that effect.

          (h) The Administrative Agent shall have received all fees and other amounts due and payable or accrued on or prior to the Restatement Date hereunder or under the Existing Credit Agreement, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

          (i) The Administrative Agent shall have received (i) a completed Restatement Date Perfection Certificate dated the Restatement Date and signed by a Financial Officer, together with all attachments contemplated thereby, and (ii) the results of a search of the Uniform Commercial Code (or equivalent) filings or registrations made with respect to the Credit Parties in the jurisdictions referred to in paragraph 1 of the Restatement Date Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search.

          (j) The Administrative Agent shall have received from the Borrower and each Subsidiary Guarantor (other than the Excluded Subsidiaries and the Consent Subsidiaries) a counterpart of the Reaffirmation Agreement duly executed and delivered on behalf of the Borrower or such Subsidiary as a Guarantor and (in the case of each Subsidiary that is a Grantor under the Guarantee and Collateral Agreement or a Canadian Grantor under any Canadian Security Agreement) a Grantor.

          (k) The Collateral Agent shall have received certificates representing all Capital Stock (other than any uncertificated Capital Stock) pledged pursuant to the Guarantee and Collateral Agreement, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank.

          (l) All Uniform Commercial Code financing statements or other personal property security filings and recordations with the United States Patent and Trademark Office, the Canadian Intellectual Property Office and the Federal Aviation Administration required by law or reasonably requested by the Collateral Agent to be filed or recorded to perfect or continue the Liens intended to be created on the Collateral (to the extent such Liens may be perfected or continued by filings under the Uniform Commercial Code as in effect in any applicable jurisdiction or by filings or registrations under applicable Canadian personal property security legislation or by filings with the United States Patent and Trademark Office or the Federal Aviation Administration) shall have been filed or recorded or delivered to the Collateral Agent for filing or recording.

          (m) The Collateral Agent shall have received (i) counterparts of an amended and restated Mortgage with respect to each Mortgaged Property, duly executed and delivered by the record owner of such Mortgaged Property, (ii) endorsements issued by the applicable nationally recognized title insurance company to each applicable policy of title insurance insuring the Lien of each such Mortgage as amended and restated as a valid first Lien on the Mortgaged Property described therein, free of any other Liens (other than Liens referred to in such policies of title insurance and acceptable to the Administrative Agent and Liens permitted by Section 6.06), together with such other endorsements as the Collateral Agent or the Majority Lenders may reasonably request, and (iii) such legal opinions and other documents as shall reasonably have been requested by the Collateral Agent with respect to any such amended and restated Mortgage or Mortgaged Property.

          (n) The Administrative Agent shall have received from each "Deposit Account Institution" that is required to be party to a "Lockbox Agreement" (as such terms are defined in the Guarantee and Collateral Agreement) evidence that such agreement has been duly executed by all requisite parties and has become effective.

          (o) The Administrative Agent shall have received a Borrowing Base Certificate and the related certificate of a Financial Officer in accordance with the provisions of Section 5.09 of this Agreement after giving effect to the amendment and restatement hereof on the Restatement Date in replacement of the last monthly Borrowing Base Certificate delivered prior to the Restatement Date.

          The Collateral Agent may enter into agreements with the Borrower to grant extensions of time for the perfection of security interests in or the delivery of surveys, title insurance, legal opinions or other documents with respect to particular assets where it determines that perfection cannot be accomplished or such documents cannot be delivered without undue effort or expense by the Restatement Date or any later date on which they are required to be accomplished or delivered under this Agreement or the Security Documents. Any failure of the Borrower to satisfy a requirement of any such agreement by the date specified therein (or any later date to which the Collateral Agent may agree) shall constitute a breach of the provision of this Agreement or the Security Document under which the original requirement was applicable. Without limiting the foregoing, it is anticipated that the actions listed on Schedule
4.01 will not have been completed by the Restatement Date, and the Borrower covenants and agrees that each of such actions will be completed by the date specified for such action in such Schedule 4.01 (or any later date to which the Collateral Agent may agree) and that the Borrower will comply with all of the undertakings set forth in Schedule 4.01.

          The Administrative Agent shall notify the Borrower and the Lenders of the Restatement Date in writing, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and the Issuing Banks to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions shall have been satisfied (or waived pursuant to Section 9.02) at or prior to 5:00 p.m., New York City time, on April 30, 2007 (and, in the event such conditions are not so satisfied or waived, the Total Commitment shall be reduced to zero at such time).

          SECTION 4.02. Each Credit Event. (a) The obligation of each Lender to make a Loan on the occasion of any Borrowing (other than a conversion or continuation of an outstanding Borrowing and other than a Borrowing to reimburse an LC Disbursement made pursuant to Section 2.03(e)) and of each Issuing Bank to issue, amend, renew or extend any Letter of Credit, shall be subject to the satisfaction of the following conditions:

               (1) The representations and warranties of the Borrower set forth in this Agreement and in the other Credit Documents (insofar as the representations and warranties in such other Credit Documents relate to the transactions provided for herein or to the Collateral securing the Obligations) shall be true and correct in all respects material to the rights or interests of the Lenders or the Issuing Banks under the Credit Documents on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

               (2) After giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, the aggregate Credit Exposure shall not exceed the Borrowing Base Availability then in effect.

               (3) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default or Event of Default shall have occurred and be continuing and no breach of the delivery requirements of Section 5.01(a) or (b) shall have occurred and be continuing.

          (b) The obligation of each Lender to make a Loan on the occasion of any Borrowing deemed to have been requested by the Borrower to reimburse an LC Disbursement pursuant to Section 2.03(e) shall be subject to the satisfaction of the conditions that (i) at the time of and immediately after giving effect to such Borrowing, no Event of Default shall have occurred and be continuing, and
(ii) after giving effect to such Borrowing, the aggregate Credit Exposure shall not exceed the Borrowing Base Availability then in effect.

          (c) Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in clauses (1), (2) and (3) of paragraph (a) above or in paragraph (b) above, as the case may be.

                                   ARTICLE V

                              Affirmative Covenants

          Until the Commitments shall have been reduced to zero and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Administrative Agent, the Lenders and the Issuing Banks that:

          SECTION 5.01. Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent and each Lender and Issuing Bank:

          (a) as soon as available and in any event within 110 days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related statements of income, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by PricewaterhouseCoopers or other independent public accountants of recognized national standing (without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries in accordance with GAAP consistently applied;

          (b) as soon as available and in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of income, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) other than in connection with the delivery of financial statements for the fiscal period ended March 31, 2007, not later than one Business Day after each delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) demonstrating compliance with Section 6.09 at the end of the period to which such financial statements relate and for each applicable period then ended, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the most recent audited financial statements delivered under clause (a) above (or, prior to the delivery of any such financial statements, since December 31, 2006) and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

          (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be;

          (e) other than in connection with the delivery of financial statements for the fiscal period ended March 31, 2007, not later than one Business Day after each delivery of financial statements under clause (a) or (b) above, and at such other times as the Borrower may determine, a certificate of a Financial Officer identifying each Domestic Subsidiary formed or acquired after the Restatement

     Date and not previously identified in a certificate delivered pursuant to this paragraph, stating whether each such Domestic Subsidiary is a Consent Subsidiary and describing the factors that shall have led to the identification of any such Domestic Subsidiary as a Consent Subsidiary;

          (f) from time to time, all information and documentation required to be delivered under Section 4.04 of the Guarantee and Collateral Agreement;

          (g) other than in connection with the delivery of financial statements for the fiscal period ended March 31, 2007, not later than one Business Day after each delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower certifying that the requirements of Section 5.08 have been satisfied in all material respects; and

          (h) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of this Agreement or the other Credit Documents, or the perfection of the security interests created by the Security Documents, as the Administrative Agent or any Lender may reasonably request.

          Information required to be delivered pursuant to this Section 5.01 shall be deemed to have been delivered if such information, or one or more annual or quarterly reports containing such information, shall have been posted by the Administrative Agent on an IntraLinks or similar site to which the Lenders have been granted access or shall be available on the website of the SEC at http://www.sec.gov; provided that the Borrower shall deliver paper copies of such information to any Lender that requests such delivery. Information required to be delivered pursuant to this Section 5.01 may also be delivered by electronic communications pursuant to procedures approved by the Administrative Agent.

          SECTION 5.02. Notices of Defaults. The Borrower will furnish to the Administrative Agent, each Issuing Bank and each Lender prompt written notice of the occurrence of any Default, together with a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 5.03. Existence; Conduct of Business. The Borrower will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business, except to the extent that failures to keep in effect such rights, licenses, permits, privileges and franchises would not be materially likely, individually or in the aggregate for all such failures, to result in a Material Adverse Change; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under
Section 6.08.

          SECTION 5.04. Maintenance of Properties. The Borrower will, and will cause each of the Subsidiaries to, keep and maintain all its property in good working order and condition, ordinary wear and tear excepted, except to the extent any failure to do so would not, individually or in the aggregate, be materially likely to result in a Material Adverse Change (it being understood that the foregoing shall not prohibit any sale of any assets permitted by
Section 6.04).

          SECTION 5.05. Books and Records; Inspection and Audit Rights. (a) The Borrower will, and will cause each of the Subsidiaries to, keep books of record and account sufficient to enable the Borrower to prepare the financial statements and other information required to be delivered under Section 5.01. The Borrower will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent (or by any Lender acting through the Administrative Agent), upon reasonable prior notice, to visit and inspect its properties (accompanied by a representative of the Borrower) and to discuss its affairs, finances and condition with its officers, all at such reasonable times and as often as reasonably requested.

          (b) The Borrower will, and will cause each of the other Grantors to, permit any representatives designated by the Administrative Agent (including any consultants, accountants, lawyers and appraisers retained by the Administrative Agent) (or by any Lender acting through the Administrative Agent) to conduct one evaluation and one appraisal in any fiscal year of the Borrower's computation of the Borrowing Base and the assets included in the Borrowing Base and such other assets and properties of the Borrower or the Subsidiaries as the Administrative Agent or Majority Lenders may reasonably require, all at reasonable times and upon reasonable advance notice to the Borrower and, if reasonably requested at any time when Available Commitments shall be less than $150,000,000 or when a Default or Event of Default shall have occurred and shall be continuing, up to one additional evaluation and up to one additional appraisal in any fiscal year. The Borrower shall pay the reasonable fees (including reasonable and customary internally allocated fees and expenses of employees of the Administrative Agent as to which invoices have been furnished) and expenses of any third party representatives retained by the Administrative Agent as to which invoices have been furnished to conduct any such evaluation or appraisal, including the reasonable fees and expenses associated with collateral monitoring services performed by the IB ABL Portfolio Management Group of the Administrative Agent to the extent not otherwise agreed in writing by the Borrower and the Administrative Agent. Upon the request of any Lender, the Administrative Agent shall share the results of any such evaluation or appraisal with such Lender. To the extent required by the Administrative Agent or the Majority Lenders in their discretion (not to be exercised unreasonably) as a result of any such evaluation, appraisal or monitoring, the Borrower also agrees to modify or adjust the computation of the Borrowing Base (which may include maintaining additional reserves or modifying the eligibility criteria for the components of the Borrowing Base, but not modifying the specifically enumerated advance rates specified in the definition of the "Borrowing Base"). Any such modification or adjustment required by the Administrative Agent or the Majority Lenders shall be made by written notice to the Borrower setting forth in reasonable detail the basis for such modification or adjustment, and shall become effective for purposes of the first Borrowing Base Certificate that is delivered pursuant to

Section 5.09 at least five Business Days after the date of receipt by the Borrower of such written notice.

          (c) In the event that historical accounting practices, systems or reserves relating to the components of the Borrowing Base are modified in a manner that is adverse to the Lenders in any material respect, the Borrower will agree to maintain such additional reserves (for purposes of computing the Borrowing Base) in respect of the components of the Borrowing Base and make such other adjustments to its parameters for including the components of the Borrowing Base as the Administrative Agent or the Majority Lenders in their discretion (not to be exercised unreasonably) shall reasonably require based upon such modifications.

          SECTION 5.06. Compliance with Laws. The Borrower will, and will cause each of the Subsidiaries to, comply with all laws, including Environmental Laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not be materially likely to result in a Material Adverse Change.

          SECTION 5.07. Insurance. The Borrower will, and will cause each of the Subsidiaries to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customary among companies of established reputation engaged in the same or similar businesses and operating in the same or similar locations, except to the extent the failure to do so would not be materially likely to result in a Material Adverse Change. The Borrower will furnish to the Administrative Agent or any Lender, upon request, information in reasonable detail as to the insurance so maintained.

          SECTION 5.08. Guarantees and Collateral. (a) In the event that there shall at any time exist any North American Subsidiary (other than an Excluded Subsidiary or Consent Subsidiary) that shall not be a party to the Guarantee and Collateral Agreement or the Canadian Security Agreements, as the case may be, the Borrower will promptly notify the Collateral Agent (including in such notice the information that would have been required to be set forth with respect to such Subsidiary in the Restatement Date Perfection Certificate if such Subsidiary had been one of the Grantors listed therein) and will, within 30 days (or such longer period as may be reasonable under the circumstances) after such notification, deliver to the Collateral Agent a supplement to the Guarantee and Collateral Agreement or the Canadian Security Agreements, as the case may be, in substantially the form specified therein, duly executed and delivered on behalf of such North American Subsidiary, pursuant to which such North American Subsidiary will become a party to the Guarantee and Collateral Agreement and a Subsidiary Guarantor and, if it elects to become a Grantor or if its Total Assets are greater than $10,000,000 as of December 31, 2006, or if later, as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b), a Grantor, in each case as defined in the Guarantee and Collateral Agreement.

          (b) In the event that the Borrower or any other Grantor shall at any time directly own any Capital Stock of any Subsidiary (other than (i) Capital Stock in any Subsidiary with Total Assets not greater than $10,000,000 as of December 31, 2006, or if later, as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b), (ii) Capital Stock in any Excluded Subsidiary or Consent Subsidiary and
(iii) Capital Stock already pledged in accordance with this paragraph or Section 4.01(k)), the Borrower will promptly notify the Collateral Agent and will, within 30 days (or such longer period as may be reasonable under the circumstances) after such notification, cause such Capital Stock to be pledged under the Guarantee and Collateral Agreement and cause to be delivered to the Collateral Agent any certificates representing such Capital Stock, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank; provided, that (A) no Grantor shall be required to pledge more than 65% of outstanding voting Capital Stock of any Foreign Subsidiary and
(B) no Grantor shall be required to pledge any Capital Stock in any Foreign Subsidiary if a Financial Officer shall have delivered a certificate to the Administrative Agent certifying that the Borrower has determined, on the basis of reasonable inquiries in the jurisdiction of such Person, that such pledge would affect materially and adversely the ability of such Person to conduct its business in such jurisdiction.

          (c) In the event that the Borrower or any other Grantor shall at any time directly own any Capital Stock of any Material Foreign Subsidiary (other than Capital Stock already pledged in accordance with this paragraph and Capital Stock in any Consent Subsidiary), the Borrower will promptly notify the Collateral Agent and will take all such actions as the Collateral Agent shall reasonably request and as shall be available under applicable law to cause such Capital Stock to be pledged under a Foreign Pledge Agreement and cause to be delivered to the Collateral Agent any certificates representing such Capital Stock, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank; provided, that (A) no Grantor shall be required to pledge more than 65% of outstanding voting Capital Stock of any Foreign Subsidiary and (B) no Grantor shall be required to pledge any Capital Stock in any Person if a Financial Officer shall have delivered a certificate to the Administrative Agent certifying that the Borrower has determined, on the basis of reasonable inquiries in the jurisdiction of such Person, that such pledge would affect materially and adversely the ability of such Person to conduct its business in such jurisdiction.

          (d) In the event that the Borrower or any other Grantor shall at any time own any Material Intellectual Property (other than Material Intellectual Property as to which the actions required by this paragraph have already been taken), the Borrower will promptly notify the Collateral Agent and will file all Uniform Commercial Code financing statements or other applicable personal property security law filings and recordations with the Patent and Trademark Office or the Canadian Intellectual Property Office as shall be required by law or reasonably requested by the Collateral Agent to be filed or recorded to perfect the Liens intended to be created on the Collateral (to the extent such Liens may be perfected by filings under the Uniform Commercial Code or other personal property security legislation as in effect in any applicable jurisdiction or by filings with the United States Patent and Trademark Office or the Canadian

Intellectual Property Office); provided, that if the consents of Persons other than the Borrower and the Wholly Owned Subsidiaries would be required under applicable law or the terms of any agreement in order for a security interest to be created in any Material Intellectual Property under the Guarantee and Collateral Agreement or the Canadian Security Agreements, as the case may be, a security interest shall not be required to be created in such Material Intellectual Property prior to the obtaining of such consents. The Borrower will endeavor in good faith to obtain any consents required to permit any security interest in Material Intellectual Property to be created under the Guarantee and Collateral Agreement or the Canadian Security Agreements, as the case may be.

          (e) The Borrower will, and will cause each Subsidiary to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions, as may be reasonably requested by the Collateral Agent in order to cause the security interests purported to be created by the Security Documents or required to be created under the terms of this Agreement to constitute valid security interests, perfected in accordance with this Agreement.

          SECTION 5.09. Borrowing Base Certificate. (a) The Borrower will furnish to the Administrative Agent, no later than (i) 15 days following the end of each fiscal month (or, if such day is not a Business Day, the next succeeding Business Day), a completed Borrowing Base Certificate showing the Borrowing Base as of the close of business on the last day of such immediately preceding fiscal month as outlined in Exhibit F, (ii) if Available Commitments shall be $150,000,000 or less for each of five consecutive Business Days, on the Wednesday (or if such Wednesday is not a Business Day, on the next succeeding Business Day) of the next succeeding week following the last day of such five consecutive Business Day period a Borrowing Base Certificate calculating "Available accounts receivable" and Available Cash as of Saturday of the immediately preceding week and showing "Available inventory" as of the most recently delivered month-end Borrowing Base Certificate, and (iii) if requested by the Administrative Agent, at any other time when the Administrative Agent reasonably believes that the then existing Borrowing Base Certificate is materially inaccurate, as soon as reasonably practicable but in no event later than five Business Days after such request, a completed Borrowing Base Certificate showing the Borrowing Base and Available Cash as of the date so requested, in each case with such supporting documentation and additional reports with respect to the Borrowing Base as the Administrative Agent may reasonably request.

          (b) The Borrower will furnish to the Administrative Agent at the time of each delivery of the Borrowing Base Certificate under clause (a) above (and in any event not later than 15 days following the end of each fiscal month (or, if such day is not a Business Day, the next succeeding Business day)), a certificate of a Financial Officer in the form attached as Annex I to Exhibit F hereto specifying, to the best of such Financial Officer's knowledge, as of the date of the information reported in such Borrowing Base Certificate (i) the aggregate cash and cash equivalents of the Borrower and its Subsidiaries held in the United States, (ii) the aggregate cash and cash equivalents of the Borrower and its Subsidiaries held other than in the United States, (iii) for each of this Agreement and the European Facilities Agreement, the undrawn amount available to be

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drawn hereunder and thereunder, respectively, (iv) the aggregate accounts payable position of the Borrower and the Domestic Subsidiaries and (v) Available Cash.

                                   ARTICLE VI

                               Negative Covenants

          Until the Commitments shall have been reduced to zero and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Administrative Agent, the Lenders and the Issuing Banks that:

          SECTION 6.01. Limitation on Indebtedness. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, Incur, directly or indirectly, any Indebtedness; provided, however, that the Borrower or any Subsidiary Guarantor may Incur Indebtedness if on the date of such Incurrence and after giving effect thereto and the application of the proceeds therefrom the Consolidated Coverage Ratio would be greater than 2.0:1.0.

          (b) Notwithstanding the foregoing paragraph (a), the Borrower and its Restricted Subsidiaries may Incur the following Indebtedness:

               (1) (x) U.S. Bank Indebtedness in an aggregate principal amount not to exceed the greater of (A) $3,000,000,000, less the aggregate amount of all prepayments of principal applied to permanently reduce any such Indebtedness in satisfaction of the Borrower's obligations under Section 6.04 of the Second Lien Agreement (as in effect on the date hereof), and (B) the sum of (i) 60% of the book value of the inventory of the Borrower and its Restricted Subsidiaries plus (ii) 80% of the book value of the accounts receivable of the Borrower and its Restricted Subsidiaries (other than any accounts receivable pledged, sold or otherwise transferred or encumbered by the Borrower or any Restricted Subsidiary in connection with a Qualified Receivables Transaction), in each case, as of the end of the most recent fiscal quarter for which financial statements have been filed with the SEC; provided that not more than $1,750,000,000 of the Indebtedness outstanding at any time under this clause (x) shall benefit from first priority security interests in the Collateral, and
          (y) European Bank Indebtedness in an aggregate principal amount not to exceed E525,000,000; provided, however, that the amount of Indebtedness that may be Incurred pursuant to this clause (1) shall be reduced by any amount of Indebtedness Incurred and then outstanding pursuant to the election provision of clause (10)(A)(ii) below;

               (2) Indebtedness of the Borrower owed to and held by any Restricted Subsidiary or Indebtedness of a Restricted Subsidiary owed to and held by the Borrower or any Restricted Subsidiary; provided,

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                                                                              94


          however, that any subsequent event that results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of any such Indebtedness (except to the Borrower or a Restricted Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by the issuer thereof;

               (3) Indebtedness (A) outstanding on the Restatement Date (other than the Indebtedness described in clauses (1) and (2) above and clause (12) below), and (B) consisting of Refinancing Indebtedness Incurred in respect of any Indebtedness described in this clause (3) (including Indebtedness that is Refinancing Indebtedness) or the foregoing paragraph (a);

               (4) (A) Indebtedness of a Restricted Subsidiary Incurred and outstanding on or prior to the date on which such Restricted Subsidiary was acquired by the Borrower or a Restricted Subsidiary (other than Indebtedness Incurred in contemplation of, in connection with, as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Subsidiary of or was otherwise acquired by the Borrower); provided, however, that on the date that such Restricted Subsidiary is acquired by the Borrower, (i) the Borrower would have been able to Incur $1.00 of additional Indebtedness pursuant to the foregoing paragraph (a) after giving effect to the Incurrence of such Indebtedness pursuant to this clause (4) or (ii) the Consolidated Coverage Ratio immediately after giving effect to such Incurrence and acquisition would be greater than such ratio immediately prior to such transaction and (B) Refinancing Indebtedness Incurred by a Restricted Subsidiary in respect of Indebtedness Incurred by such Restricted Subsidiary pursuant to this clause (4);

               (5) Indebtedness (A) in respect of performance bonds, bankers' acceptances, letters of credit and surety or appeal bonds entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business, and (B) Hedging Obligations entered into in the ordinary course of business to hedge risks with respect to the Borrower's or a Restricted Subsidiary's interest rate, currency or raw materials pricing exposure and not entered into for speculative purposes;

               (6) Purchase Money Indebtedness, Capitalized Lease Obligations and Attributable Debt and Refinancing Indebtedness in respect thereof in an aggregate principal amount on the date of Incurrence that, when added to all other Indebtedness Incurred pursuant to this clause (6) and then outstanding, will not exceed the greater of (A) $600,000,000 and (B) 5.0% of Consolidated assets of the Borrower as of the end of the most recent fiscal quarter for which financial statements have been filed with the SEC;

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                                                                              95


               (7) Indebtedness Incurred by a Receivables Entity in a Qualified Receivables Transaction;

               (8) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five Business Days of a Financial Officer's becoming aware of its Incurrence;

               (9) any Guarantee by the Borrower or a Restricted Subsidiary of Indebtedness or other obligations of the Borrower or any of its Restricted Subsidiaries so long as the Incurrence of such Indebtedness or other obligations by the Borrower or such Restricted Subsidiary is permitted under the terms of this Agreement (other than Indebtedness Incurred pursuant to clause (4) above);

               (10) (A) Indebtedness of Foreign Restricted Subsidiaries in an aggregate principal amount that, when added to all other Indebtedness Incurred pursuant to this clause (10)(A) and then outstanding, will not exceed (i) $900,000,000 plus (ii) any amount then permitted to be Incurred pursuant to clause (1) above that the Borrower instead elects to Incur pursuant to this clause (10)(A);

                    (B) Indebtedness of EEMEA Subsidiaries in an aggregate
               principal amount not to exceed $500,000,000; and

                    (C) Indebtedness of Foreign Restricted Subsidiaries Incurred
               in connection with a Qualified Receivables Transaction in an amount not to exceed E350,000,000 at any one time outstanding;

               (11) Indebtedness constituting unsecured Indebtedness or Secured Indebtedness in an amount not to exceed $850,000,000 and Refinancing Indebtedness in respect thereof; provided that any such Secured Indebtedness may be secured solely with assets that do not constitute Collateral;

               (12) Senior Subordinated-Lien Indebtedness and the related Guarantees by Subsidiaries of the Borrower and Refinancing Indebtedness in respect thereof; and

               (13) Indebtedness of the Borrower and the Restricted Subsidiaries in an aggregate principal amount on the date of Incurrence that, when added to all other Indebtedness Incurred pursuant to this clause (13) and then outstanding, will not exceed $150,000,000.

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                                                                              96


          (c) For purposes of determining the outstanding principal amount of any particular Indebtedness Incurred pursuant to this Section 6.01:

               (1) Outstanding Indebtedness Incurred pursuant to this Agreement, the Second Lien Agreement or the European Facilities Agreement prior to or on the Restatement Date shall be deemed to have been Incurred pursuant to clause (1) of paragraph (b) above;

               (2) Indebtedness permitted by this Section 6.01 need not be permitted solely by reference to one provision permitting such Indebtedness but may be permitted in part by one such provision and in part by one or more other provisions of this covenant permitting such Indebtedness; and

               (3) in the event that Indebtedness meets the criteria of more than one of the types of Indebtedness described in this Section 6.01, the Borrower, in its sole discretion, shall classify such Indebtedness (or any portion thereof) as of the time of Incurrence and will only be required to include the amount of such Indebtedness in one of such clauses (provided that any Indebtedness originally classified as Incurred pursuant to Sections 6.01(b)(2) through (b)(13) may later be reclassified as having been Incurred pursuant to Section 6.01(a) or any other of Sections 6.01(b)(2) through (b)(13) to the extent that such reclassified Indebtedness could be Incurred pursuant to Section 6.01(a) or one of Sections 6.01(b)(2) through (b)(13), as the case may be, if it were Incurred at the time of such reclassification).

          (d) For purposes of determining compliance as of any date with any dollar or Euro denominated restriction on the Incurrence of Indebtedness where the Indebtedness Incurred is denominated in a different currency, the amount of such Indebtedness will be the U.S. Dollar Equivalent or Euro Equivalent, as the case may be, determined on the date of the Incurrence of such Indebtedness; provided, however, that if any such Indebtedness denominated in a different currency is subject to a Currency Agreement with respect to dollars or Euros, as the case may be, covering all principal, premium, if any, and interest payable on such Indebtedness, the amount of such Indebtedness expressed in dollars or Euros will be as provided in such Currency Agreement. The principal amount of any Refinancing Indebtedness Incurred in the same currency as the Indebtedness being Refinanced will be the U.S. Dollar Equivalent or Euro Equivalent, as appropriate, of the Indebtedness Refinanced determined on the date of the Incurrence of such Indebtedness, except to the extent that (i) such U.S. Dollar Equivalent or Euro Equivalent was determined based on a Currency Agreement, in which case the Refinancing Indebtedness will be determined in accordance with the immediately preceding sentence, and (ii) the principal amount of the Refinancing Indebtedness exceeds the principal amount of the Indebtedness being Refinanced, in which case the U.S. Dollar Equivalent or Euro Equivalent, as appropriate, of such excess will be determined on the date such Refinancing Indebtedness is Incurred.

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                                                                              97


          SECTION 6.02. Limitation on Restricted Payments. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary, directly or indirectly, to make any Restricted Payment if at the time the Borrower or such Restricted Subsidiary makes any Restricted Payment:

               (1) a Default will have occurred and be continuing (or would result therefrom);

               (2) the Borrower could not Incur at least $1.00 of additional Indebtedness under Section 6.01(a); or

               (3) the aggregate amount of such Restricted Payment and all other Restricted Payments (the amount so expended, if other than in cash, to be determined in good faith by a Financial Officer of the Borrower, whose determination will be conclusive; provided, however, that with respect to any noncash Restricted Payment in excess of $25,000,000, the amount so expended shall be determined in accordance with the provisions of the definition of Fair Market Value) declared or made subsequent to the Reference Date would exceed the sum, without duplication, of:

                    (i) 50% of the Consolidated Net Income accrued during the
               period (treated as one accounting period) from the beginning of the fiscal quarter immediately following the fiscal quarter during which the Reference Date occurs to the end of the most recent fiscal quarter for which financial statements have been filed with the SEC prior to the date of such Restricted Payment (or, in case such Consolidated Net Income will be a deficit, minus 100% of such deficit);

                    (ii) 100% of the aggregate Net Cash Proceeds received by the
               Borrower from the issuance or sale of its Capital Stock (other than Disqualified Stock) subsequent to the Reference Date (other than an issuance or sale to a Subsidiary of the Borrower and other than an issuance or sale to an employee stock ownership plan or to a trust established by the Borrower or any of its Subsidiaries for the benefit of their employees) and 100% of any cash capital contribution received by the Borrower from its shareholders subsequent to the Reference Date;

                    (iii) the amount by which Indebtedness of the Borrower or
               its Restricted Subsidiaries is reduced on the Borrower's Consolidated balance sheet upon the conversion or exchange (other than by a Subsidiary of the Borrower) subsequent to the Reference Date of any Indebtedness of the Borrower or its Restricted Subsidiaries issued after the Reference Date which is convertible or exchangeable for capital stock (other than Disqualified Stock) of the Borrower (less the amount of any cash or the Fair Market

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                                                                              98


               Value of other property distributed by the Borrower or any Restricted Subsidiary upon such conversion or exchange); and

                    (iv) an amount equal to the sum of (x) the net reduction in the Investments (other than Permitted Investments) made by the Borrower or any Restricted Subsidiary in any Person resulting from repurchases, repayments or redemptions of such Investments by such Person, proceeds realized on the sale of such Investments and proceeds representing the return of capital (excluding dividends and distributions), in each case realized by the Borrower or any Restricted Subsidiary, and (y) to the extent such Person is an Unrestricted Subsidiary, the portion (proportionate to the Borrower's Capital Stock in such Subsidiary) of the fair market value of the net assets of such Unrestricted Subsidiary at the time such Unrestricted Subsidiary is designated a Restricted Subsidiary; provided, however, that the foregoing sum shall not exceed, in the case of any such Person or Unrestricted Subsidiary, the amount of Investments (excluding Permitted Investments) previously made (and treated as a Restricted Payment) by the Borrower or any Restricted Subsidiary in such Person or Unrestricted Subsidiary.

          (b) The provisions of Section 6.02(a) shall not prohibit:

               (1) any Restricted Payment made out of the Net Cash Proceeds of the substantially concurrent sale of, or made by exchange for, Capital Stock of the Borrower (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary of the Borrower or an employee stock ownership plan or to a trust established by the Borrower or any of its Subsidiaries for the benefit of their employees to the extent such sale to such an employee stock ownership plan or trust is financed by loans from or guaranteed by the Borrower or any Restricted Subsidiary unless such loans have been repaid with cash on or prior to the date of determination) or a substantially concurrent cash capital contribution received by the Borrower from its shareholders; provided, however, that:

                    (A) such Restricted Payment shall be excluded in the
               calculation of the amount of Restricted Payments under Section 6.02(a)(3), and

                    (B) the Net Cash Proceeds from such sale applied in the
               manner set forth in Section 6.02(b)(1) shall be excluded from the calculation of amounts under Section 6.02(a)(3)(ii);

               (2) any prepayment, repayment or Purchase for value of Subordinated Obligations (i) that are made by exchange for, or out of the proceeds of the sale of, other Subordinated Obligations (which (x) satisfy each of clauses (4) and (5) of the definition of Refinancing Indebtedness in

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                                                                              99


          respect of the Subordinated Obligations being prepaid, repaid or Purchased and (y) may include Indebtedness Incurred under Section 6.01(a)) or the Net Cash Proceeds of a sale of Capital Stock of the Borrower; provided, in each case, that the public announcement of the launch of such prepayment, repayment or Purchase for value is made within three months of such sale of Subordinated Obligations or Capital Stock, or (ii) if, at the time thereof, the Borrower shall, on a pro forma basis after giving effect to such prepayment, repayment or Purchase for value, have $150,000,000 or more of Available Commitments; provided, however, that each such prepayment, repayment or Purchase for value under this paragraph (2) shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

               (3) dividends paid within 60 days after the date of declaration thereof if at such date of declaration such dividends would have complied with this covenant; provided, however, that such dividends shall be included in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

               (4) any Purchase for value of Capital Stock of the Borrower or any of its Subsidiaries from employees, former employees, directors or former directors of the Borrower or any of its Subsidiaries (or permitted transferees of such employees, former employees, directors or former directors), pursuant to the terms of agreements (including employment agreements) or plans (or amendments thereto) approved by the Board of Directors under which such individuals purchase or sell or are granted the option to purchase or sell, shares of such Capital Stock; provided, however, that the aggregate amount of such Purchases for value will not exceed $10,000,000 in any calendar year; provided further, however, that any of the $10,000,000 permitted to be applied for Purchases under this Section 6.02(b)(4) in a calendar year (and not so applied) may be carried forward for use in the following two calendar years; provided further, however, that such Purchases for value shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

               (5) so long as no Default has occurred and is continuing, payments of dividends on Disqualified Stock issued after the Reference Date pursuant to Section 6.01; provided, however, that such dividends shall be included in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

               (6) repurchases of Capital Stock deemed to occur upon exercise of stock options if such Capital Stock represents a portion of the exercise price of such options; provided, however, that such Restricted Payments shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

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                                                                             100


               (7) so long as no Default has occurred and is continuing, any prepayment, repayment or Purchase for value of Subordinated Obligations from Net Available Cash; provided, however, that such prepayment, repayment or Purchase for value shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

               (8) so long as no Default has occurred and is continuing, any prepayment, repayment or Purchase for value of Subordinated Obligations from Net Available Cash (assuming for purposes of the definition of Net Available Cash as used in this clause (8) that the Specified Asset Sale was an Asset Disposition) from the Specified Asset Sale set forth in clause (i) of the definition thereof within 180 days after the receipt of such proceeds; provided, however, that such prepayment, repayment or Purchase for value shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

               (9) so long as no Default has occurred and is continuing, any prepayment, repayment or Purchase for value of any Indebtedness within 365 days of the Stated Maturity of such Indebtedness; provided, however, that such prepayment, repayment or Purchase for value shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

               (10) payments to holders of Capital Stock (or to the holders of Indebtedness that is convertible into or exchangeable for Capital Stock upon such conversion or exchange) in lieu of the issuance of fractional shares; provided, however, that such payments shall be excluded in the calculation of the amount of Restricted Payments under
          Section 6.02(a)(3);

               (11) so long as no Default has occurred and is continuing, any prepayment, repayment or Purchase for value of Second Lien Indebtedness or Indebtedness under or in respect of the Third Lien Agreement or the Borrower's 11% Senior Secured Notes due 2011, Senior Secured Floating Rate Notes due 2011, 4% Convertible Senior Notes due 2034 or Floating Rate Notes due 2009; provided, however, that such prepayment, repayment or Purchase for value shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3); or

               (12) any Restricted Payment in an amount which, when taken together with all Restricted Payments made after the Reference Date pursuant to this Section 6.02(b)(12), does not exceed $50,000,000; provided, however, that

                    (A) at the time of each such Restricted Payment, no Default shall have occurred and be continuing (or result therefrom); and

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                                                                             101


                    (B) such Restricted Payments shall be included in the
               calculation of the amount of Restricted Payments under Section 6.02(a)(3).

          SECTION 6.03. Limitation on Restrictions on Distributions from Restricted Subsidiaries. The Borrower shall not, and shall not permit any Restricted Subsidiary to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to:

          (1) pay dividends or make any other distributions on its Capital Stock or pay any Indebtedness or other obligations owed to the Borrower;

          (2) make any loans or advances to the Borrower; or

          (3) transfer any of its property or assets to the Borrower, except:

               (A) any encumbrance or restriction pursuant to applicable law, rule, regulation or order or an agreement in effect at or entered into on the Restatement Date;

               (B) any encumbrance or restriction with respect to a Restricted Subsidiary pursuant to an agreement relating to any Indebtedness Incurred by such Restricted Subsidiary prior to the date on which such Restricted Subsidiary was acquired by the Borrower (other than Indebtedness Incurred as consideration in, in contemplation of, or to provide all or any portion of the funds or credit support utilized to consummate the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was otherwise acquired by the Borrower) and outstanding on such date;

               (C) any encumbrance or restriction pursuant to an agreement effecting a Refinancing of Indebtedness Incurred pursuant to an agreement referred to in Section 6.03(3)(A) or Section 6.03(3)(B) or this Section 6.03(3)(C) or contained in any amendment to an agreement referred to in Section 6.03(3)(A) or Section 6.03(3)(B) or this
          Section 6.03(3)(C); provided, however, that the encumbrances and restrictions contained in any such Refinancing agreement or amendment are no less favorable in any material respect to the Lenders than the encumbrances and restrictions contained in such predecessor agreements;

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                                                                             102


               (D) in the case of Section 6.03(3), any encumbrance or restriction:

               (i) that restricts in a customary manner the subletting, assignment or transfer of any property or asset that is subject to a lease, license or similar contract, or the assignment or transfer of any such lease, license or other contract; or

               (ii) contained in mortgages, pledges and other security agreements securing Indebtedness of a Restricted Subsidiary to the extent such encumbrance or restriction restricts the transfer of the property subject to such security agreements;

               (E) with respect to a Restricted Subsidiary, any restriction imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition;

               (F) any encumbrance or restriction existing under or by reason of Indebtedness or other contractual requirements of a Receivables Entity in connection with a Qualified Receivables Transaction; provided, however, that such restrictions apply only to such Receivables Entity;

               (G) purchase money obligations for property acquired in the ordinary course of business and Capitalized Lease Obligations that impose restrictions on the property purchased or leased of the nature described in Section 6.03(3);

               (H) provisions with respect to the disposition or distribution of assets or property in joint venture agreements, asset sale agreements, stock sale agreements and other similar agreements;

               (I) restrictions on cash or other deposits or net worth imposed by customers, suppliers or, in the ordinary course of business, other third parties; and

               (J) with respect to any Foreign Restricted Subsidiary, any encumbrance or restriction contained in the terms of any Indebtedness, or any agreement pursuant to which such Indebtedness was issued, if:

               (i) the encumbrance or restriction applies only in the event of a payment default or a default with respect to a financial covenant contained in such Indebtedness or agreement; or

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                                                                             103


               (ii) at the time such Indebtedness is Incurred, such encumbrance or restriction is not expected to materially affect the Borrower's ability to make principal or interest payments on the Obligations, as determined in good faith by a Financial Officer of the Borrower, whose determination shall be conclusive.

          SECTION 6.04. Limitation on Sales of Assets and Subsidiary Stock. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, make any Asset Disposition unless:

               (1) the Borrower or such Restricted Subsidiary receives consideration (including by way of relief from, or by any other Person assuming sole responsibility for, any liabilities, contingent or otherwise) at the time of such Asset Disposition at least equal to the Fair Market Value of the shares and assets subject to such Asset Disposition; and

               (2) at least 75% of the consideration therefor received by the Borrower or such Restricted Subsidiary is in the form of cash or Additional Assets.

          (b) For the purposes of this covenant, the following are deemed to be cash:

               (1) the assumption of Indebtedness or other obligations of the Borrower (other than obligations in respect of Disqualified Stock of the Borrower) or any Restricted Subsidiary (other than obligations in respect of Disqualified Stock and Preferred Stock of a Restricted Subsidiary that is a Subsidiary Guarantor) and the release of the Borrower or such Restricted Subsidiary from all liability on such Indebtedness or obligations in connection with such Asset Disposition;

               (2) any Designated Noncash Consideration having an aggregate Fair Market Value that, when taken together with all other Designated Noncash Consideration received pursuant to this clause and then outstanding, does not exceed at the time of the receipt of such Designated Noncash Consideration (with the Fair Market Value of each item of Designated Noncash Consideration being measured at the time received and without giving effect to subsequent changes in value) the greater of (1) $200,000,000 and (2) 1.5% of the total Consolidated assets of the Borrower as shown on the most recent balance sheet of the Borrower filed with the SEC;

               (3) securities, notes or similar obligations received by the Borrower or any Restricted Subsidiary from the transferee that are promptly converted by the Borrower or such Restricted Subsidiary into cash; and

               (4) Temporary Cash Investments.

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                                                                             104


          (c) Upon receipt of written notice from the Borrower to the Collateral Agent, the Collateral Agent is hereby authorized and directed to release any security interest under any Security Document in any Capital Stock of any Foreign Subsidiary transferred, for tax planning or other business purposes, consistent with the Borrower's past practices, to any Foreign Subsidiary whose Capital Stock has been pledged under any of the Security Documents if either (i) the transferor of such Capital Stock is the Borrower or a Domestic Subsidiary and such release is required in order to obtain the desired amount of consideration from such transfer, or (ii) after giving effect to such transfer, the aggregate fair value of all such Capital Stock (other than Capital Stock transferred in a transaction described in the immediately preceding clause (i)), determined as of the date of each respective transfer, does not exceed, for all such transfers, $250,000,000.

          SECTION 6.05. Limitation on Transactions with Affiliates. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, enter into or conduct any transaction or series of related transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Borrower (an "Affiliate Transaction") unless such transaction is on terms:

               (1) that are no less favorable to the Borrower or such Restricted Subsidiary, as the case may be, than those that could be obtained at the time of such transaction in arm's-length dealings with a Person who is not such an Affiliate,

               (2) that, in the event such Affiliate Transaction involves an aggregate amount in excess of $25,000,000,

                    (A) are set forth in writing, and

                    (B) have been approved by a majority of the members of the
               Board of Directors having no personal stake in such Affiliate Transaction; and

               (3) that, in the event such Affiliate Transaction involves an amount in excess of $75,000,000, have been determined by a nationally recognized appraisal, accounting or investment banking firm to be fair, from a financial standpoint, to the Borrower and its Restricted Subsidiaries.

          (b) The provisions of Section 6.05(a) will not prohibit:

               (1) any Restricted Payment permitted to be paid pursuant to
          Section 6.02;

               (2) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors;

               (3) the grant of stock options or similar rights to employees and directors of the Borrower pursuant to plans approved by the Board of Directors,

               (4) loans or advances to employees in the ordinary course of business of the Borrower;

               (5) the payment of reasonable fees and compensation to, or the provision of employee benefit arrangements and indemnity for the benefit of, directors, officers and employees of the Borrower and its Restricted Subsidiaries in the ordinary course of business;

               (6) any transaction between or among any of the Borrower, any Restricted Subsidiary or any joint venture or similar entity which would constitute an Affiliate Transaction solely because the Borrower or a Restricted Subsidiary owns an equity interest in or otherwise controls such Restricted Subsidiary, joint venture or similar entity;

               (7) the issuance or sale of any Capital Stock (other than Disqualified Stock) of the Borrower;

               (8) any agreement as in effect on the Restatement Date described in the Borrower's SEC filings as filed on or prior to the Restatement Date, or any renewals, extensions or amendments of any such agreement (so long as such renewals, extensions or amendments are not less favorable in any material respect to the Borrower or its Restricted Subsidiaries) and the transactions evidenced thereby;

               (9) transactions with customers, clients, suppliers or purchasers or sellers of goods or services in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement which are fair to the Borrower or its Restricted Subsidiaries, in the reasonable determination of the Board of Directors or the senior management thereof, or are on terms at least as favorable as could reasonably have been obtained at such time from an unaffiliated party; or

               (10) any transaction effected as part of a Qualified Receivables Transaction.

          SECTION 6.06. Limitation on Liens. The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, Incur or permit to exist any Lien of any nature whatsoever on any of its property or assets (including Capital Stock of a Restricted Subsidiary), whether owned at the Restatement Date or thereafter acquired, securing any Indebtedness, except:

          (a) Liens to secure Indebtedness permitted pursuant to Section 6.01(b)(1); provided that any collateral securing Second Lien Indebtedness shall also constitute Collateral and any Lien securing Second Lien Indebtedness shall be subordinated to the Liens securing the Obligations, on the terms set forth in the Lenders Lien Subordination and Intercreditor Agreement;

          (b) Liens to secure Indebtedness permitted pursuant to Section 6.01(b)(12); provided that any Liens to secure Indebtedness permitted pursuant to Section 6.01(b)(12) shall be subordinate and junior to the Liens securing the Obligations on the terms set forth in the Lien Subordination and Intercreditor Agreement;

          (c) pledges or deposits by such Person under workers' compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or United States government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case Incurred in the ordinary course of business;

          (d) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens, in each case for sums not yet due or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review;

          (e) Liens for taxes, assessments or other governmental charges not yet due or payable or subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings;

          (f) Liens on assets not constituting Collateral under this Agreement which secure obligations under undrawn letters of credit and bank guarantees or are in favor of issuers of surety or performance bonds issued pursuant to the request of and for the account of such Person in the ordinary course of its business; provided, however, that such letters of credit and bank guarantees do not constitute Indebtedness;

          (g) survey exceptions, encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not Incurred in connection with Indebtedness for borrowed money and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

          (h) Liens securing Indebtedness Incurred to finance the construction, purchase or lease of, or repairs, improvements or additions to, property of such Person (including Indebtedness Incurred under Section 6.01(b)(6)); provided, however, that the Lien may not extend to any other property (other than property related to the property being financed) owned by such Person or any of its Subsidiaries at the time the Lien is Incurred, and the Indebtedness (other than any interest thereon) secured by the Lien may not be Incurred more than 180 days after the later of the acquisition, completion of construction, repair, improvement, addition or commencement of full operation of the property subject to the Lien;

          (i) Liens existing on the Restatement Date and set forth in Schedule 6.06; provided that (x) such Lien shall not apply to any other property or asset of the Borrower or any Restricted Subsidiary and (y) such Lien shall secure only those obligations which it secured on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount hereof (other than Liens referred to in the foregoing clauses (a) and (b));

          (j) Liens on property or shares of stock of another Person at the time such other Person becomes a Subsidiary of such Person; provided, however, that such Liens are not created, Incurred or assumed in connection with, or in contemplation of, such other Person becoming such a Subsidiary; provided further, however, that such Liens do not extend to any other property owned by such Person or any of its Subsidiaries, except pursuant to after-acquired property clauses existing in the applicable agreements at the time such Person becomes a Subsidiary which do not extend to property transferred to such Person by the Borrower or a Restricted Subsidiary;

          (k) Liens on property at the time such Person or any of its Subsidiaries acquires the property, including any acquisition by means of a merger or consolidation with or into such Person or any Subsidiary of such Person; provided, however, that such Liens are not created, Incurred or assumed in connection with, or in contemplation of, such acquisition; provided further, however, that the Liens do not extend to any other property owned by such Person or any of its Subsidiaries;

          (l) Liens securing Indebtedness or other obligations of a Subsidiary of such Person owing to such Person or a Restricted Subsidiary of such Person;

          (m) Liens securing Hedging Obligations so long as such Hedging Obligations are permitted to be Incurred under this Agreement;

          (n) Liens on assets not constituting Collateral under this Agreement which secure Indebtedness of any Foreign Restricted Subsidiary Incurred under
Section 6.01(b)(10);

          (o) Liens to secure any Refinancing (or successive Refinancings) as a whole, or in part, of any Indebtedness secured by any Lien referred in the foregoing clauses (h), (i), (j) and (k); provided, however, that:

               (1) such new Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements, accessions, proceeds, dividends or distributions in respect thereof); and

               (2) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of:

                    (A) the outstanding principal amount or, if greater,
               committed amount of the Indebtedness secured by Liens described under clauses (h), (i), (j) or (k) at the time the original Lien became a permitted Lien under this Agreement; and

                    (B) an amount necessary to pay any fees and expenses,
               including premiums, related to such Refinancings;

          (p) Liens on accounts receivables and related assets of the type specified in the definition of "Qualified Receivables Transaction" not constituting Collateral under this Agreement Incurred in connection with a Qualified Receivables Transaction;

          (q) judgment Liens not giving rise to an Event of Default so long as any appropriate legal proceedings which may have been duly initiated for the review of such judgment have not been finally terminated or the period within which such proceedings may be initiated has not expired;

          (r) Liens arising from Uniform Commercial Code financing statement filings regarding leases that do not otherwise constitute Indebtedness entered into in the ordinary course of business;

          (s) leases and subleases of real property which do not materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries;

          (t) Liens which constitute bankers' Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with any bank or other financial institution, whether arising by operation of law or pursuant to contract;

          (u) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

          (v) Liens on specific items of inventory or other goods and related documentation (and proceeds thereof) securing reimbursement obligations in respect of trade letters of credit issued to ensure payment of the purchase price for such items of inventory or other goods;

          (w) Liens on assets not constituting Collateral under this Agreement which secure Indebtedness Incurred under Section 6.01(b)(11) or (13);

          (x) Liens on assets subject to Sale/Leaseback Transactions; provided that the aggregate outstanding Attributable Debt in respect thereof shall not at any time exceed $125,000,000; and

          (y) other Liens on assets that do not constitute Collateral to secure Indebtedness as long as the amount of outstanding Indebtedness secured by Liens Incurred pursuant to this clause (x) does not exceed 5.0% of Consolidated assets of the Borrower, as determined based on the consolidated balance sheet of the Borrower as of the end of the most recent fiscal quarter for which financial statements have been filed with the SEC; provided, however, that notwithstanding whether this clause (y) would otherwise be available to secure Indebtedness, Liens securing Indebtedness originally secured pursuant to this clause (y) may secure Refinancing Indebtedness in respect of such Indebtedness and such Refinancing Indebtedness shall be deemed to have been secured pursuant to this clause (y).

          For the avoidance of doubt, each reference in this Section or any other provision of this Agreement to "assets not constituting Collateral" (or any similar phrase) means assets that (a) are not subject to any Lien securing the Obligations and (b) are not and (absent a change in facts) will not be required under the terms of this Agreement or the Security Documents to be made subject to any Lien securing the Obligations by reason of the nature of, or the identity of the Subsidiary owning, such assets (and not as a result of the existence of any other Lien or any legal or contractual provision preventing such assets from being made subject to Liens securing the Obligations).

          SECTION 6.07. Limitation on Sale/Leaseback Transactions. The Borrower shall not, and shall not permit any Restricted Subsidiary to, enter into any Sale/Leaseback Transaction with respect to any property unless:

          (a) the Borrower or such Restricted Subsidiary would be entitled to:

               (i) Incur Indebtedness with respect to such Sale/Leaseback Transaction pursuant to Section 6.01; and

               (ii) create a Lien on such property securing such Indebtedness pursuant to Section 6.06(x) or, to the extent the assets subject to such Sale/Leaseback do not constitute Collateral under this Agreement, create a Lien on such property pursuant to the provisions of Section 6.06;

               (iii) the gross proceeds payable to the Borrower or such Restricted Subsidiary in connection with such Sale/Leaseback Transaction are at least equal to the Fair Market Value of such property; and

               (iv) the transfer of such property is permitted by, and, if applicable, the Borrower applies the proceeds of such transaction in compliance with, Section 6.04; or

          (b) the Sale/Leaseback Transaction is with respect to all or a portion of the Borrower's properties in Akron, Summit County, Ohio.

          SECTION 6.08. Fundamental Changes. The Borrower will not, and will not permit any Restricted Subsidiary to, merge into, amalgamate or consolidate with any other Person, or permit any other Person to merge into, amalgamate or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) assets (including Capital Stock of Subsidiaries) constituting all or substantially all the assets of the Borrower and its Consolidated Subsidiaries, taken as a whole, or, in the case of the Borrower, liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Restricted Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Restricted Subsidiary may merge into any other Restricted Subsidiary in a transaction in which the surviving entity is a Restricted Subsidiary; except that no Domestic Subsidiary may merge into a Foreign Subsidiary, (iii) any sale of a Restricted Subsidiary made in accordance with Section 6.04 may be effected by a merger of such Restricted Subsidiary and (iv) any Restricted Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to another Restricted Subsidiary; provided that any Investment that takes the form of a merger, amalgamation or consolidation (other than any merger, amalgamation or consolidation involving the Borrower) that is expressly permitted by Section
6.02 shall be permitted under this Section 6.08.

          SECTION 6.09. Consolidated Coverage Ratio. The Borrower will not at any time when the requirements of this Section 6.09 apply permit the Consolidated Coverage Ratio for the most recent period of four consecutive fiscal quarters ending on the last day of the most recent fiscal quarter for which financial statements have been filed with the SEC prior to such time to be less than 2.00 to 1.00. On each occasion that the Available Commitments shall for five consecutive Business Days be less than $150,000,000, the requirements of this Section 6.09 shall apply from such fifth Business Day to the first day thereafter as of which Available Commitments shall for 10 consecutive Business Days have been equal to or greater than $150,000,000.

                                   ARTICLE VII

                                Events of Default

          SECTION 7.01. Events of Default. If any of the following events ("Events of Default") shall occur:

          (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

          (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Credit Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of (i) in the case of fees and interest payable under Sections 2.09 and 2.10, respectively, five Business Days, and (ii) in the case of any other fees, interest or other amounts (other than those referred to in paragraph (a) above), five Business Days after the earlier of (A) the day on which a Financial Officer first obtains knowledge of such failure and (B) the day on which written notice of such failure shall have been given to the Borrower by the Administrative Agent or any Lender or Issuing Bank;

          (c) any representation or warranty made or deemed made by or on behalf of any Credit Party in any Credit Document or any amendment or modification thereof or waiver thereunder shall prove to have been incorrect when made or deemed made in any respect material to the rights or interests of the Lenders under the Credit Documents;

          (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.03 (with respect to the Borrower's existence) or 5.08 or in Article VI;

          (e) any Credit Party shall fail to observe or perform any covenant, condition or agreement contained in any Credit Document (other than those specified in clauses (a), (b) and (d) of this Article), and such failure shall continue unremedied for a period of 30 days after written notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender); provided that the failure of any Credit Party to perform any covenant, condition or agreement made in any Credit Document (other than this Agreement) shall not constitute an Event of Default unless such failure shall be (i) wilful or (ii) material to the rights or interests of the Lenders under the Credit Documents;

          (f) the Borrower or any Consolidated Subsidiary shall fail to make any payment of principal in respect of any Material Indebtedness at the scheduled due date thereof and such failure shall continue beyond any applicable grace period, or any event or condition occurs that results in any Material Indebtedness (other than any Qualified Receivables Transaction existing on March 31, 2003) becoming due or being required to be prepaid, repurchased, redeemed, defeased or terminated prior to its scheduled maturity (other than, in the case of any Qualified Receivables Transaction, any event or condition not caused by an act or omission of the Borrower or any Subsidiary, if the Borrower shall furnish to the Administrative Agent a certificate to the effect that after the termination of such Qualified Receivables Transaction the Borrower and the Subsidiaries that are a party thereto have sufficient liquidity to operate their businesses in the ordinary course); provided that this clause (f) shall not apply to (i) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness in accordance with the terms and conditions of this Agreement or (ii) Material Indebtedness of any Foreign Subsidiary if the Borrower is unable, due to applicable law restricting Investments in such Foreign Subsidiary, to make an Investment in such Foreign Subsidiary to fund the payment of such Material Indebtedness;

          (g) any event or condition occurs that continues beyond any applicable grace period and enables or permits the holder or holders of any Material Indebtedness (other than any Qualified Receivables Transaction existing on March 31, 2003) or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption, defeasance or termination thereof, prior to its scheduled maturity; provided, that (i) no Event of Default shall occur under this paragraph (g) as a result of any event or condition relating to any Qualified Receivables Transaction, other than any default in the payment of principal or interest thereunder and (ii) this clause (g) shall not apply to (A) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness in accordance with the terms and conditions of this Agreement or (B) Material Indebtedness of any Foreign Subsidiary if the Borrower is unable, due to applicable law restricting Investments in such Foreign Subsidiary, to make an Investment in such Foreign Subsidiary to fund the payment of such Material Indebtedness;

          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization, moratorium, suspension of payment or other relief in respect of the Borrower or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 90 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (i) the Borrower or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization, bankruptcy, moratorium, suspension of payment or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Subsidiary or for a substantial part of its assets, (iv) make a general assignment for the benefit of creditors or (v) take any action for the purpose of effecting any of the foregoing;

          (j) the Borrower or any Material Subsidiary shall admit in writing its inability or fail generally to pay its debts as they become due;

          (k) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, would be materially likely to result in a Material Adverse Change;

          (l) Liens created under the Security Documents shall not be valid and perfected Liens on a material portion of the Collateral;

          (m) any Guarantee of the Obligations under the Guarantee and Collateral Agreement or the Canadian Security Documents shall fail to be a valid, binding and enforceable Guarantee of one or more Subsidiary Guarantors where such failure would constitute or be materially likely to result in a Material Adverse Change; or

          (n) a Change in Control shall occur;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Majority Lenders shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) reduce the Commitments to zero, and thereupon the Commitments and each LC Commitment shall immediately be reduced to zero, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, and (iii) demand cash collateral with respect to any Letter of Credit pursuant to Section 2.03(j) (it being agreed that such demand will be deemed to have been made with respect to all Letters of Credit if any Loans are declared to be due and payable as provided in the preceding clause (ii)); and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically be reduced to zero, and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, and the Borrower's obligation to provide cash collateral for Letters of Credit shall become effective, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                  ARTICLE VIII

                                   The Agents

          Each of the Lenders and Issuing Banks hereby irrevocably appoints the Agents as its agents and authorizes the Agents to take such actions on its behalf and to exercise such powers as are delegated to the Agents by the terms hereof and of the other Credit Documents, together with such actions and powers as are reasonably incidental thereto.

          The bank or banks serving as the Agents hereunder shall have the same rights and powers in their capacity as Lenders or Issuing Banks as any other Lender or Issuing Bank and may exercise the same as though they were not Agents, and such bank or banks and their Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if they were not Agents hereunder.

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                                                                             114


          The Agents shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing (a) the Agents shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Agents shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Agents are required to exercise in writing by the Majority Lenders, and (c) except as expressly set forth herein, the Agents shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information communicated to the Agents by or relating to the Borrower or any Subsidiary. The Agents shall not be liable for any action taken or not taken by them with the consent or at the request of the Majority Lenders or the Lenders, as the case may be, or in the absence of their own gross negligence or wilful misconduct. In addition, the Agents shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Agents by the Borrower or a Lender or Issuing Bank, and the Agents shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in
Article IV or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to the Agents.

          The Agents shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by them to be genuine and to have been signed or sent by the proper Person. The Agents also may rely upon any statement made to them orally or by telephone and believed by them to be made by the proper Person, and shall not incur any liability for relying thereon. The Agents may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by them with reasonable care, and shall not be liable for any action taken or not taken by them in accordance with the advice of any such counsel, accountants or experts.

          The Agents may perform any and all their duties and exercise their rights and powers by or through any one or more sub-agents appointed by the Agents. The Agents and any such sub-agent may perform any and all their duties and exercise their rights and powers through their respective Affiliates. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Affiliates of the Agents and any such sub-agent.

          Subject to the appointment and acceptance of a successor Agent as provided below, either Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor with the Borrower's written consent (which shall not be unreasonably withheld or delayed and shall not be required from the Borrower if an Event of Default has occurred and is continuing). If no successor shall have been so appointed by the

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                                                                             115


Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, with the Borrower's written consent (which shall not be unreasonably withheld or delayed and shall not be required if an Event of Default has occurred and is continuing), appoint a successor Agent which shall be a bank or an Affiliate thereof, in each case with a net worth of at least $1,000,000,000 and an office in New York, New York. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After an Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

          Each Lender and Issuing Bank acknowledges that it has, independently and without reliance upon the Agents or any other Lender or Issuing Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and Issuing Bank also acknowledges that it will, independently and without reliance upon the Agents or any other Lender or Issuing Bank and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

          Notwithstanding any other provision contained herein, (a) each Lender and each Issuing Bank acknowledges that the Administrative Agent is not acting as an agent of the Borrower and that the Borrower will not be responsible for acts or failures to act on the part of the Administrative Agent and (b) neither the Syndication Agent nor any of the Documentation Agents shall, in its capacity as such, have any responsibilities under this Agreement or the other Credit Documents.

          Without prejudice to the provisions of this Article VIII, each Lender and Issuing Bank hereby irrevocably appoints and authorizes the Collateral Agent (and any successor acting as Collateral Agent) to act as the Person holding the power of attorney (in such capacity, the "fonde de pouvoir") of the Lenders and Issuing Banks as contemplated under Article 2692 of the Civil Code of Quebec, and to enter into, to take and to hold on their behalf, and for their benefit, any hypothec, and to exercise such powers and duties which are conferred upon the fonde de pouvoir under any hypothec. Moreover, without prejudice to such appointment and authorization to act as the Person holding the power of attorney as aforesaid, each Lender and Issuing Bank hereby irrevocably appoints and authorizes the Collateral Agent (and any successor acting as Collateral Agent) (in such capacity, the "Custodian") to act as agent and custodian for and on behalf of the Lenders and Issuing Banks to hold and to be the sole registered holder of any debenture which may be issued under any hypothec, the whole notwithstanding Section 32 of the Act Respecting the Special Powers of Legal Persons (Quebec) or any other applicable law. In this respect, (i) the Custodian shall keep a record indicating the names and addresses of, and the pro rata portion of the obligations and indebtedness secured by any pledge of any such debenture and owing to each Lender

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and Issuing Bank and (ii) each Lender and Issuing Bank will be entitled to the benefits of any charged property covered by any hypothec and will participate in the proceeds of realization of any such charged property, the whole in accordance with the terms hereof.

          Each of the fonde de pouvoir and the Custodian shall (a) have the sole and exclusive right and authority to exercise, except as may be otherwise specifically restricted by the terms hereof, all rights and remedies given to fonde de pouvoir and the Custodian (as applicable) with respect to the charged property under any hypothec, any debenture or pledge thereof relating to any hypothec, applicable laws or otherwise, (b) benefit from and be subject to all provisions hereof with respect to the Collateral Agent mutatis mutandis, including, without limitation, all such provisions with respect to the liability or responsibility to and indemnification by the Lenders or the Issuing Banks, and (c) be entitled to delegate from time to time any of its powers or duties under any hypothec, any debenture or pledge thereof relating to any hypothec, applicable laws or otherwise and on such terms and conditions as it may determine from time to time. Any Person who becomes a Lender or an Issuing Bank shall be deemed to have consented to and confirmed: (y) the fonde de pouvoir as the Person holding the power of attorney as aforesaid and to have ratified, as of the date it becomes a Lender or Issuing Bank, all actions taken by the fonde de pouvoir in such capacity, (z) the Custodian as the agent and custodian as aforesaid and to have ratified, as of the date it becomes a Lender or Issuing Bank, all actions taken by the Custodian in such capacity.

                                   ARTICLE IX

                                  Miscellaneous

          SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or e-mail, as follows:

          (i) if to the Borrower, to it at 1144 East Market Street, Akron, Ohio, 44316-0001, Attention of the Treasurer (Telecopy No. (330) 796-6502);

          (ii) if to the Administrative Agent, to JPMorgan Chase Bank, Loan & Agency Services Group, 1111 Fannin, 10th Floor, Houston, Texas 77002, Attention of Alice Telles (Telecopy No. (713) 750-2938), with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10017, Attention of Robert Kellas (Telecopy No. (212) 270-5100);

          (iii) if to a Lender, to it at its address (or telecopy number or e-mail address) set forth in Schedule 2.01 or its Administrative Questionnaire; and

          (iv) if to any Issuing Bank, to it at the address most recently specified by it in a notice delivered to the Administrative Agent and the Borrower.

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                                                                             117


          (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

          (c) Any party hereto may change its address, telecopy number or e-mail address for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 9.02. Waivers; Amendments. (a) No failure or delay by any of the Agents, any Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Issuing Banks and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Agent, any Issuing Bank or any Lender may have had notice or knowledge of such Default at the time.

          (b) No Credit Document (other than any Issuing Bank Agreement or any letter of credit application referred to in Section 2.03(a) or (b)) or any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Credit Parties party thereto and the Administrative Agent or Collateral Agent, as the case may be, with the consent of the Majority Lenders; provided, that no such agreement shall
(i) increase the Commitment of any Lender or extend the Commitment Termination Date with respect to any Lender without the written consent of such Lender, (ii) reduce or forgive all or part of the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fee payable hereunder, without the prior written consent of each Lender affected thereby,
(iii) postpone the scheduled date of payment of the principal amount of any Loan, or the required date of reimbursement of any LC Disbursement, or date for the payment of any interest on any Loan or any fee, or reduce the amount of, waive or excuse any such payment, without the prior written consent of each Lender adversely affected thereby, (iv) release all or substantially all the Subsidiary Guarantors from their Guarantees under the Guarantee and Collateral Agreement, or release all or substantially all the Collateral from the Liens of the Security Documents, without the written consent of each Lender, (v) change any

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provision of the Guarantee and Collateral Agreement or any other Security
Document to alter the amount or allocation of any payment to be made to the Secured Parties, without the written consent of each adversely affected Lender,
(vi) change Section 2.15 in a manner that would alter the pro rata sharing of any payment without the written consent of each Lender adversely affected thereby, (vii) change any of the provisions of this Section or the definition of "Majority Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender or (viii) at any time amend, modify or otherwise alter in a manner which would increase the amount of the Borrowing Base Availability (A) the advance rates used in determining the Borrowing Base, without the prior written consent of Lenders having aggregate Credit Exposures and unused Commitments representing at least 66-2/3% of the sum of the total Credit Exposures and unused Commitments at such time or (B) the eligibility standards used in determining the Borrowing Base, without the prior written consent of Lenders having aggregate Credit Exposures and unused Commitments representing at least 66-2/3% of the sum of the total Credit Exposures and unused Commitments at such time; provided, further that no such agreement shall amend, modify or otherwise affect the rights or duties of any Agent or Issuing Bank under any Credit Document, or any provision of any Credit Document providing for payments by or to the Administrative Agent or any Issuing Bank (or, in the case of any Issuing Bank, any provision of Section 2.03 affecting such Issuing Bank or any provision relating to the purchase of participations in Letters of Credit), in each case without the prior written consent of such Agent or Issuing Bank, as the case may be; provided further, that so long as the rights or interests of any Lender shall not be adversely affected in any material respect, the Guarantee and Collateral Agreement or any other Security Document may be amended without the consent of the Majority Lenders (A) to cure any ambiguity, omission, defect or inconsistency, or (B) to provide for the addition of any assets or classes of assets to the Collateral. Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by the Borrower, the Administrative Agent (and, if their rights or obligations are affected thereby or if their consent would be required under the preceding provisions of this paragraph, the Issuing Banks) and the Lenders that will remain parties hereto after giving effect to such amendment if (1) by the terms of such agreement the Commitments of each Lender not consenting to the amendment provided for therein shall be reduced to zero upon the effectiveness of such amendment and (2) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement.

          (c) Notwithstanding anything in paragraph (b) of this Section to the contrary, this Agreement and the other Credit Documents may be amended at any time and from time to time to increase the aggregate Commitments by an agreement in writing entered into by the Borrower, the Administrative Agent, the Collateral Agent and each Person (including any Lender) that shall agree to provide any such additional Commitment (but without the consent of any other Lender), and each such Person that shall not already be a Lender shall, at the time such agreement becomes effective, become a Lender with the same effect as if it had originally been a Lender under this

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                                                                             119


Agreement with the Commitment set forth in such agreement; provided, however, that: (i) the aggregate amount of such additional Commitments established pursuant to this paragraph shall not exceed $250,000,000; (ii) no Default or Event of Default shall exist at the time such amendment becomes effective; (iii) in the case of any additional Commitment that is to be provided by a Person that is not a Lender immediately prior to the effectiveness of such amendment, each Principal Issuing Bank shall have consented to such Person becoming a Lender, and (iv) the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Lenders and the Issuing Banks) of Covington & Burling LLP, counsel for the Borrower (or other counsel for the Borrower reasonably satisfactory to the Administrative Agent) in a form reasonably acceptable to the Administrative Agent but in substance to the effect that the incurrence of each Loan, Letter of Credit and LC Disbursement under such additional Commitments, and each Lien securing them, will be permitted under the Junior Lien Indenture and each other indenture or other agreement governing any Material Indebtedness in effect at the time of the effectiveness of such amendment, and such Loans, Letters of Credit and LC Disbursements will constitute Designated Senior Obligations under the Lien Subordination and Intercreditor Agreement and First Lien Obligations under the Lenders Lien Subordination and Intercreditor Agreement. Each Loan, Letter of Credit and LC Disbursement under such additional Commitments established pursuant to this paragraph shall constitute Loans, Letters of Credit and LC Disbursements under, and shall be entitled to all the benefits afforded by, this Agreement and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests and Liens created by the Guarantee and Collateral Agreement and the other Security Documents. The Borrower shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that all requirements under the Credit Documents in respect of the provision and maintenance of Collateral continue to be satisfied after the establishment of any such additional Commitments. In the event that the Borrower elects to establish any additional Commitments pursuant to this paragraph, the Borrower will afford the then existing Lenders an opportunity to provide such additional Commitments.

          SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Agents, the Arrangers and their Affiliates (including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Agents and the Arrangers, and other local and foreign counsel for the Agents and Arrangers, limited to one per jurisdiction, in connection with the Security Documents and the creation and perfection of the Liens created thereby and other local and foreign law matters) in connection with the arrangement and syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of this Agreement and the other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or demand for payment thereunder and (iii) all reasonable out-of-pocket expenses incurred by the Agents, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Agents, any Issuing Bank or any Lender, in connection with the

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enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or similar negotiations in respect of such Loans or Letters of Credit. The Borrower also shall pay all out-of-pocket expenses incurred by the Collateral Agent in connection with the creation and perfection of the security interests contemplated by this Agreement, including all filing, recording and similar fees and, as more specifically set forth above, the reasonable fees and disbursements of counsel (including foreign counsel in connection with Foreign Pledge Agreements).

          (b) The Borrower shall indemnify each Agent, each Arranger, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee), incurred by or asserted against any Indemnitee and arising out of (i) the execution or delivery of this Agreement or any other Credit Document or other agreement or instrument contemplated hereby, the syndication and arrangement of the credit facilities provided for herein, the performance by the parties hereto of their respective obligations or the exercise by the parties hereto of their rights hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use of the proceeds thereof (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of the Subsidiaries, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses shall have resulted from the gross negligence or wilful misconduct of such Indemnitee or the breach by such Indemnitee of obligations set forth herein or in any other Credit Document.

          (c) To the extent that the Borrower fails to pay any amount required to be paid by it to any Agent, any Arranger or any Issuing Bank under paragraph
(a) or (b) of this Section, each Lender severally agrees to pay to such Agent, Arranger or Issuing Bank, as the case may be, such Lender's percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on the outstanding Loans and LC Exposures and unused Commitments of such Lender and the other Lenders (or, if the Commitments shall have been reduced to zero and there shall be no outstanding Loans or LC Exposures of such Class, based on the Loans and LC Exposures and unused Commitments most recently in effect)) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or

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                                                                             121


related expense, as the case may be, was incurred by or asserted against such Agent, Arranger or Issuing Bank in its capacity as such.

          SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, the Indemnitees and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, Indemnitees, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph
(c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Arrangers, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

                    (A) the Borrower; provided that no consent of the Borrower shall be required for an assignment to a Lender or a Federal Reserve Bank;

                    (B) the Administrative Agent; provided that no consent of
               the Administrative Agent shall be required for an assignment to an assignee that is a Lender or a Federal Reserve Bank; and

                    (C) each Principal Issuing Bank; provided that no consent of any Principal Issuing Bank shall be required for an assignment to an assignee that is a Federal Reserve Bank.

          (ii) Assignments shall be subject to the following additional conditions:

                    (A) except in the case of an assignment to a Lender or an
               Affiliate of a Lender, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 or, if smaller, the entire remaining amount of the assigning Lender's applicable Commitment unless each of the Borrower and the Administrative Agent shall otherwise consent,

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                                                                             122


               provided (i) that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing and (ii) in the event of concurrent assignments to two or more assignees that are Affiliates of one another, or to two or more Approved Funds managed by the same investment advisor or by affiliated investment advisors, all such concurrent assignments shall be aggregated in determining compliance with this subsection;

                    (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement;

                    (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that in the event of concurrent assignments to two or more assignees that are Affiliates of one another, or to two or more Approved Funds managed by the same investment advisor or by affiliated investment advisors, only one such fee shall be payable; and

                    (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

          (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.12, 2.13, 2.14 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. Each assignment hereunder shall be deemed to be an assignment of the related rights under the Guarantee and Collateral Agreement and each other applicable Security Document.

          (iv) The Administrative Agent shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Banks and the Lenders may treat

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                                                                             123


each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Issuing Bank or Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (vi) By executing and delivering an Assignment and Assumption, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:
(i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the foregoing, or the financial condition of the Credit Parties or the performance or observance by the Credit Parties of any of their obligations under this Agreement or under any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; (iii) each of the assignee and the assignor represents and warrants that it is legally authorized to enter into such Assignment and Assumption; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of any amendments or consents entered into prior to the date of such Assignment and Assumption and copies of the most recent financial statements delivered pursuant to Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (v) such assignee will independently and without reliance upon the Agents, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under this Agreement and the other Credit Documents as are delegated to them by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; (vii) such assignee agrees that it will not book any Loan or hold any participation in any Letter of Credit or LC Disbursement at an Austrian branch or through an Austrian Affiliate and will comply with Section 9.18 of this Agreement; and (viii) such assignee agrees that it will perform in accordance with their terms all the

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obligations that by the terms of this Agreement are required to be performed by it as a Lender.

          (c) (i) Any Lender may, without the consent of the Borrower or the Administrative Agent or any Issuing Bank, sell participations to one or more banks or other entities (each a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and the Loans); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that affects such Participant and that, under Section 9.02, would require the consent of each affected Lender. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.14 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.15(d) as though it were a Lender.

          (ii) A Participant shall not be entitled to receive any greater payment under Section 2.12 or 2.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent, which consent shall specifically refer to this exception. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.14 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.14(f) as though it were a Lender.

          (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Total Commitment has not been reduced to zero. The provisions of Sections 2.12, 2.13,
2.14 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the reduction of the Total Commitment to zero, the expiration or termination of the Letters of Credit or the termination of this Agreement or any provision hereof.

          SECTION 9.06. Counterparts; Integration; Effectiveness; Issuing Banks. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Credit Documents, the Issuing Bank Agreements and any separate letter agreements with respect to fees payable to the Administrative Agent or the Arrangers constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent (or its counsel) shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto (or written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that each such party has signed a counterpart of this Agreement), and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. Each financial institution that shall be party to an Issuing Bank Agreement executed by the Borrower and the Administrative Agent shall be a party to and an Issuing Bank under this Agreement, and shall have all the rights and duties of an Issuing Bank hereunder and under its Issuing Bank Agreement. Each Lender hereby authorizes the Administrative Agent to enter into Issuing Bank Agreements.

          SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. No failure to obtain any approval required for the effectiveness of any provision of this Agreement shall affect the validity or enforceability of any other provision of this Agreement.

          SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing and the Loans shall have become due and payable pursuant to Article VII, each Lender, each Issuing Bank and each Affiliate of any of the foregoing is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender, Issuing Bank or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender or such Issuing Bank, irrespective of whether or not such Lender or such Issuing Bank shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each of the Lenders and the Issuing Banks under this Section are in addition to other rights and remedies (including other rights of setoff) which such Person may have.

          SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

          (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

          (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE

LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 9.12. Confidentiality. Each of the Agents, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors who have been informed of the confidential nature of such Information and instructed to keep such Information confidential,
(b) to the extent requested by any regulatory or self-regulatory authority (including the NAIC), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) to the extent necessary or advisable in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or
(ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the written consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or
(ii) becomes available to any Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, "Information" means all information received from the Borrower or Persons acting on its behalf relating to the Borrower or its business, other than any such information that is available to any Agent, any Issuing Bank or any Lender prior to disclosure by the Borrower on a nonconfidential basis from a source other than the Borrower that is not known by the recipient to be bound by a confidentiality agreement or other obligation of confidentiality with respect to such information.

          SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively, the "Charges"), shall exceed the maximum lawful rate (the

"Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Alternate Base Rate to the date of repayment, shall have been received by such Lender.

          SECTION 9.14. Security Documents. Each Lender hereby irrevocably authorizes and directs the Collateral Agent to execute and deliver the Reaffirmation Agreement, the Guarantee and Collateral Agreement, the Lenders Lien Subordination and Intercreditor Agreement (and any reaffirmation thereof), each other Security Document and the European Guarantee and Collateral Agreement and to carry out the provisions thereof. Each Lender, by executing and delivering this Agreement, acknowledges receipt of a copy of the Reaffirmation Agreement, the Guarantee and Collateral Agreement and the European Guarantee and Collateral Agreement and approves and agrees to be bound by and to act in accordance with the terms and conditions of the Reaffirmation Agreement, the Guarantee and Collateral Agreement and each other Security Document insofar as they relate to or require performance by the Lenders, specifically including (i) the provisions of Article III of the Guarantee and Collateral Agreement (providing for the continuation of the Liens securing the "US Miscellaneous Obligations", as defined in the 2003 MGCA, as Liens ranking pari passu with the Liens securing the Obligations), (ii) the provisions of Article VII of the Guarantee and Collateral Agreement (governing the exercise of remedies under the Security Documents and the distribution of the proceeds realized from such exercise), (iii) the provisions of Articles IX and X of the Guarantee and Collateral Agreement (relating to the duties and responsibilities of the Collateral Agent thereunder and providing for the indemnification and the reimbursement of expenses of the Collateral Agent thereunder by the Lenders), and (iv) the provisions of Section 12.13 of the Guarantee and Collateral Agreement (providing for releases of Guarantees of and Collateral securing the Obligations). Each party hereto further agrees that the foregoing provisions of the Guarantee and Collateral Agreement shall apply to each other Security Document. In the event that the Borrower shall incur Indebtedness to refinance or replace Indebtedness under the Second Lien Agreement in compliance with Sections 6.01 and 6.06, each Lender hereby irrevocably authorizes and directs the Collateral Agent to enter into an intercreditor agreement on substantially the same terms as those of the Lenders Lien Subordination and Intercreditor Agreement (as in effect at the time of such refinancing or replacement) with the holders of such Indebtedness or their representative.

          SECTION 9.15. Additional Financial Covenants. Notwithstanding anything else contained herein to the contrary, in the event that any maintenance financial covenant other than the financial covenant set forth in Section 6.09 is included in the Second Lien Agreement, the Third Lien Agreement or any SSLI Documentation (as defined in Schedule 1.01C), such covenant will be deemed to be added to Article VI of this Agreement automatically, without the need for any further action whatsoever.

          SECTION 9.16. Effect of Restatement. This Agreement shall supersede the Existing Credit Agreement from and after the Restatement Date with respect to the transactions hereunder and with respect to the loans and letters of credit outstanding under the Existing Credit Agreement as of the Restatement Date. The parties hereto acknowledge and agree, however, that (a) this Agreement and all other Credit Documents executed and delivered herewith do not constitute a novation, payment and reborrowing or termination of the Obligations under the Existing Credit Agreement and the other Credit Documents as in effect prior to the Restatement Date, (b) such Obligations are in all respects continuing with only the terms being modified as provided in this Agreement and the other Credit Documents, (c) the liens and security interests in favor of the Collateral Agent for the benefit of the Credit Parties securing payment of such Obligations are in all respects continuing and in full force and effect with respect to all Obligations and (d) all references in the other Credit Documents to the Credit Agreement shall be deemed to refer without further amendment to this Agreement.

          SECTION 9.17. USA Patriot Act Notice. Each Lender and Issuing Bank and the Administrative Agent (for itself and not on behalf of any Lender or Issuing
Bank) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.

          SECTION 9.18. Austrian Matters.

          (a) Notices with respect to Austria. Each party to this Agreement agrees that it will (i) only send notices and other written references to this Agreement or any other Credit Document (the Agreement, the Credit Documents and any notices or other written references to the Agreement or any other Credit Document, each, a "Stamp Duty Sensitive Document") to or from Austria by email which do not contain the signature of any party (whether manuscript or electronic, including, for the avoidance of doubt, the name of an individual or other entity) and (ii) not send fax or scanned copies of a signed Stamp Duty Sensitive Document to or from Austria.

          (b) Agreement to be Kept Outside Austria. No party to this Agreement shall bring or send to or otherwise produce in Austria (x) an original copy, notarised copy or certified copy of any Stamp Duty Sensitive Document, or (y) a copy of any Stamp Duty Sensitive Document signed or endorsed by one or more parties other than in the event that:

               (1) this does not cause a liability of a party to this Agreement to pay stamp duty in Austria;

               (2) a party to this Agreement wishes to enforce any of its rights under or in connection with such Stamp Duty Sensitive Document in Austria and is only able to do so by bringing, sending to or otherwise producing in Austria (x) an original copy, notarised copy or certified copy of the relevant Stamp Duty Sensitive Document or (y) a copy of any Stamp Duty Sensitive Document signed or endorsed by one or more parties and it would not be sufficient for that party to bring, send to or otherwise produce in Austria a simple copy (i.e. a copy which is not an original copy, notarised copy or certified copy) of the relevant Stamp Duty Sensitive Document for the purposes of such enforcement. In connection with the foregoing, each party to this Agreement agrees that in any form of proceedings in Austria simple copies may be submitted by either party to this Agreement and undertakes to refrain from (I) objecting to the introduction into evidence of a simple copy of any Stamp Duty Sensitive Document or raising a defence to any action or to the exercise of any remedy for the reason of an original or certified copy of any Stamp Duty Sensitive Document not having been introduced into evidence, unless such simple copy actually introduced into evidence does not accurately reflect the content of the original document and (II) contesting the authenticity (Echtheit) of a simple copy of any such Stamp Duty Sensitive Document before an Austrian court or authority, unless such simple copy does not accurately reflect the content of the original document; or

               (3) a party to this Agreement is required by law, governmental body, court, authority or agency pursuant to any law or legal requirement (whether for the purposes of initiating, prosecuting, enforcing or executing any claim or remedy or enforcing any judgment or otherwise), to bring an original, notarised copy or certified copy of any Stamp Duty Sensitive Document into Austria.

          (c) Austrian Stamp Duty. Notwithstanding any other provisions in any of the Credit Documents, if any liability to pay Austrian stamp duties is triggered:

               (1) as a result of a party to this Agreement (i) breaching its obligations under paragraph (a), (b) or (d) of this Section, or (ii) booking its Loans or making or accepting performance of any rights or obligations under this Agreement or any of the other Credit Documents through an entity organized under the laws of the Republic of Austria or a branch or an Affiliate, located or organized in the Republic of Austria, of an entity organized under the laws of a jurisdiction other than the Republic of Austria, that party shall pay such stamp duties; and

               (2) in circumstances other than those described in clause (1) of this paragraph (c), the Borrower shall be liable for the payment of all such stamp duties.

          (d) Place of Performance Outside Austria. Each of the parties hereto agrees that the exclusive place of performance (Erfullungsort) for all rights and obligations under this Agreement and the other Credit Documents shall be outside the Republic of Austria, and the payment of amounts under this Agreement must be made to a bank account outside the Republic of Austria. The Administrative Agent, the Collateral Agent and each Lender agrees to designate and maintain one or more accounts at one or more lending offices located outside the Republic of Austria to which all amounts payable to such party under this Agreement and the other Credit Documents shall be made.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        THE GOODYEAR TIRE & RUBBER COMPANY,


                                        by /s/ Damon J. Audia
                                           -------------------------------------
                                        Name: Damon J. Audia
                                        Title: Vice President and Treasurer


                                        JPMORGAN CHASE BANK, N.A.,
                                        individually and as Administrative Agent and Collateral Agent,


                                        by /s/ Bernard J. Lillis
                                           -------------------------------------
                                        Name: Bernard J. Lillis
                                        Title: Managing Director

                       THE GOODYEAR TIRE & RUBBER COMPANY
                              AMENDED AND RESTATED
                           FIRST LIEN CREDIT AGREEMENT

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        ALLIED IRISH BANKS, P.L.C.


                                        by /s/ Martin Chin
                                           -------------------------------------
                                        Name: Martin Chin
                                        Title: Senior Vice President


                                        by /s/ Mia Bolln
                                           -------------------------------------
                                        Name: Mia Bolln
                                        Title: Assistant Vice President

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        BANK OF AMERICA, N.A.


                                        by /s/ Thomas H. Herron
                                           -------------------------------------
                                        Name: Thomas H. Herron
                                        Title: Senior Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        BNP PARIBAS


                                        by /s/ Andrew Shapiro
                                           -------------------------------------
                                        Name: Andrew Shapiro
                                        Title: Managing Director


                                        by /s/ Jordan Schweon
                                           -------------------------------------
                                        Name: Jordan Schweon
                                        Title: Managing Director

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        BURDALE FINANCIAL LIMITED


                                        by /s/ Steven Chait
                                           -------------------------------------
                                        Name: Steven Chait
                                        Title: Director


                                        by /s/ N.B. Hoge
                                           -------------------------------------
                                        Name: N.B. Hoge
                                        Title: Director

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        CALYON NEW YORK BRANCH


                                        by /s/ Corey Billups
                                           -------------------------------------
                                        Name: Corey Billups
                                        Title: Managing Director


                                        by /s/ Blake Wright
                                           -------------------------------------
                                        Name: Blake Wright
                                        Title: Managing Director

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        CHARTER ONE BANK, N.A.


                                        by /s/ G. Timothy O'Rourke
                                           -------------------------------------
                                        Name: G. Timothy O'Rourke
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        THE CIT GROUP/ BUSINESS CREDIT, INC.


                                        by /s/ Eustachio Bruno
                                           -------------------------------------
                                        Name: Eustachio Bruno
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        CITIBANK, N.A.


                                        by /s/ Christine M. Kanicki
                                           -------------------------------------
                                        Name: Christine M. Kanicki
                                        Title: Attorney


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        COMMERZBANK


                                        by /s/ Graham A. Warnine
                                           -------------------------------------
                                        Name: Graham A. Warnine
                                        Title: Assistant Vice President


                                        by /s/ John Marlati
                                           -------------------------------------
                                        Name: John Marlati
                                        Title: Senior Vice President

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        DEUTSCHE BANK TRUST COMPANY AMERICAS


                                        by /s/ Carin Keegan
                                           -------------------------------------
                                        Name: Carin Keegan
                                        Title: Vice President


                                        by /s/ Evelyn Thierry
                                           -------------------------------------
                                        Name: Evelyn Thierry
                                        Title: Vice President

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        by /s/ Rebecca A. Ford
                                           -------------------------------------
                                        Name: Rebecca A. Ford
                                        Title: Duly Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        GMAC COMMERCIAL FINANCE, LLC


                                        by /s/ Robert J. Brandon
                                           -------------------------------------
                                        Name: Robert J. Brandon
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                        by /s/ Mark Walton
                                           -------------------------------------
                                        Name: Mark Walton
                                        Title: Authorized Signatory

                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        GRUPO SANTANDER


                                        by /s/ Ignacio Campillo
                                           -------------------------------------
                                        Name: Ignacio Campillo
                                        Title: Executive Director


                                        by /s/ Carlos F. de Paula
                                           -------------------------------------
                                        Name: Carlos F. de Paula
                                        Title: Executive Director

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        HSBC BUSINESS CREDIT (USA) INC.


                                        by /s/ Matthew W. Rickert
                                           -------------------------------------
                                        Name: Matthew W. Rickert
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        KEYBANK NATIONAL ASSOCIATION


                                        by /s/ Roger F. Reeder
                                           -------------------------------------
                                        Name: Roger F. Reeder
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        LASALLE BANK NATIONAL ASSOCIATION


                                        by /s/ Lawrence B. McDonald
                                           -------------------------------------
                                        Name: Lawrence B. McDonald
                                        Title: First Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        LLOYDS TSB COMMERCIAL FINANCE LTD


                                        by /s/ Jeremy Harrison
                                           -------------------------------------
                                        Name: Jeremy Harrison
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        MERRIL LYNCH CAPITAL


                                        by /s/ Andrew C. Sepe
                                           -------------------------------------
                                        Name: Andrew C. Sepe
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NATIONAL CITY BUSINESS CREDIT, INC.


                                        by /s/ Michael P. Gutien
                                           -------------------------------------
                                        Name: Michael P. Gutien
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NATIXIS, NEW YORK BRANCH


                                        by /s/ Nicolas Regent
                                           -------------------------------------
                                        Name: Nicolas Regent
                                        Title: Director


                                        by /s/ PJ van Tuldey
                                           -------------------------------------
                                        Name: PJ van Tuldey
                                        Title: Managing Director

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NORTH FORK BUSINESS CAPITAL CORPORATION


                                        by /s/ Michael S. Burns
                                           -------------------------------------
                                        Name: Michael S. Burns
                                        Title: Senior Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        PNC BANK, N.A.


                                        by /s/ A. Roger Craig, Jr.
                                           -------------------------------------
                                        Name: A. Roger Craig, Jr.
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        REGIONS BANK


                                        by /s/ Mark McNally
                                           -------------------------------------
                                        Name: Mark McNally
                                        Title: Attorney


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        SIEMANS FINANCIAL SERVICES, INC.


                                        by /s/ Douglas Schoch
                                           -------------------------------------
                                        Name: Douglas Schoch
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        UBS LOAN FINANCE LLC


                                        by /s/ Richard L. Tavrow
                                           -------------------------------------
                                        Name: Richard L. Tavrow
                                        Title: Director


                                        by /s/ David B. Julle
                                           -------------------------------------
                                        Name: David B. Julle
                                        Title: Associate Director

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        UNION BANK OF CALIFORNIA, N.A.


                                        by /s/ Brent Housteau
                                           -------------------------------------
                                        Name: Brent Housteau
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        UPS CAPITAL CORPORATION


                                        by /s/ Michael O'Neal
                                           -------------------------------------
                                        Name: Michael O'Neal
                                        Title: Senior Credit Officer


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        WACHOVIA CAPITAL FINANCE COPORATION
                                        (CENTRAL)


                                        by /s/ Laura Dixon
                                           -------------------------------------
                                        Name: Laura Dixon
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        WEBSTER BUSINESS CREDIT CORPORATION


                                        by /s/ Joseph Zautla
                                           -------------------------------------
                                        Name: Joseph Zautla
                                        Title: Senior Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                 Amended and Restated First Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        WELLS FARGO FOOTHILL, LLC


                                        by /s/ David P. Hill
                                           -------------------------------------
                                        Name: David P. Hill
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Schedule 1.01A to
                                                            Amended and Restated
                                                     First Lien Credit Agreement

                              Consent Subsidiaries

-     Goodyear Dunlop Tires North America, Ltd.

-     Utica Converters, Inc.

-     Goodyear-SRI Global Purchasing Company

-     Goodyear-SRI Global Technology LLC

-     Goodyear Australia Pty Limited

-     Goodyear Lastikleri Turk Anonim Sirketi

-     Goodyear Dalian Tire Company Ltd.

-     Goodyear South Asia Tyres Private Ltd

-     Goodyear India Limited

-     Goodyear Maroc S.A.

                                                               Schedule 1.01B to
                                                            Amended and Restated
                                                     First Lien Credit Agreement

                              Mortgaged Properties


1. Amended and Restated First Priority Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 by and between the Company, as Mortgagor, and JPMorgan Chase Bank, N.A., as Mortgagee, for certain improved real property and a leasehold interest as more fully described therein and located in or about Gadsden, Etowah County, Alabama.

2. Amended and Restated First Priority Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 by and between the Company, as Mortgagor, and JPMorgan Chase Bank, N.A., as Mortgagee, for certain improved real property as more fully described therein and located in or about Topeka, Shawnee County, Kansas.

3. Amended and Restated First Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 by and between The Kelly-Springfield Tire Corporation, as Grantor, and First American Title Insurance Company, as Trustee for the benefit of JPMorgan Chase Bank, N.A., as Beneficiary, for certain improved real property as more fully described therein and located in or about Fayetteville, Cumberland County, North Carolina.

4. Amended and Restated First Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 by and between the Company, as Grantor, and First American Title Insurance Company, as Trustee for the benefit of JPMorgan Chase Bank, N.A., as Beneficiary, for certain undeveloped real property as more fully described therein and located at or about State Road 1503 in Caswell County, North Carolina.

5. Amended and Restated First Priority Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 by and between the Company, as Mortgagor, and JPMorgan Chase Bank, N.A., as Mortgagee, for certain improved real property as more fully described therein and located in or about Akron, Summit County, Ohio.

6. Amended and Restated First Priority Mortgage (With Power of Sale), Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 by and between the Company, as Mortgagor, and JPMorgan Chase Bank, N.A., as Mortgagee, for certain improved real property as more fully described therein and located in or about Lawton, Comanche County, Oklahoma.

7. Amended and Restated First Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 by and between the Company, as Grantor, and Mark A. Rosser, as Trustee for the benefit of JPMorgan Chase Bank, N.A., as Beneficiary, for certain improved real property as more fully described therein and located in or about Union City, Obion County, Tennessee.

8. Amended and Restated First Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 by and between the Company, as Grantor, and James DeBoer, as Trustee for the benefit of JPMorgan Chase Bank, N.A., as Beneficiary, for certain improved real property as more fully described therein and located in or about Danville, Pittsylvania County, Virginia.

                                                               Schedule 1.01C to
                                                            Amended and Restated
                                                     First Lien Credit Agreement

                     Senior Subordinated-Lien Indebtedness

- All Senior Subordinated-Lien Indebtedness and the related Liens shall satisfy the requirements set forth in the definition of Senior Subordinated-Lien Indebtedness.

- The documentation establishing or evidencing any Senior Subordinated-Lien Indebtedness ("SSLI Documentation") shall contain no maintenance financial covenants that are not contained in this Agreement, and the financial levels or ratios requited to be maintained by any such covenants shall be no more restrictive than those required to be maintained by corresponding covenants of this Agreement (it being understood that additional maintenance financial covenants may be included in any SSLI Documentation and, if they are, they shall automatically be included in this Agreement).

- The SSLI Documentation shall permit (specifically, and not through a basket that could be exhausted by other financings) the refinancing of all Indebtedness under this Agreement, the Second Lien Agreement and the European Facilities Agreement (or any refinancing Indebtedness in respect thereto) with new Indebtedness having a maturity no sooner than, a weighted average life no shorter than, and an aggregate principal amount or accreted value no greater than the fully drawn amount (plus fees and expenses, including any premium and defeasance costs of refinancing) of the refinanced indebtedness or commitments thereunder and secured on the same basis as the Indebtedness refinanced.

- The SSLI Documentation shall not restrict (except for restrictions that a Financial Officer of the Borrower shall have represented in a certificate to the Administrative Agent (which shall be deemed to be a Credit Document) will not materially interfere with the Borrower's ability to effect) the securing of Indebtedness under this Agreement, the Second Lien Agreement or the European Facilities Agreement or any refinancing Indebtedness in respect thereof or the cash collateralization of any letter of credit exposure thereunder (but may require that if Indebtedness under this Agreement, the Second Lien Agreement or the European Facilities Agreement or related refinancing Indebtedness is secured by assets not securing the Indebtedness under this Agreement, the Second Lien Agreement or the European Facilities Agreement on the Effective Date, a junior lien on such assets, subordinated under the Lien Subordination and Intercreditor Agreement, (or in the case of any lien granted by any Grantor to secure indebtedness under the European Facility Agreement, a ratable or junior lien on such assets) must be granted to secure the Senior Subordinated-Lien Indebtedness).

- The SSLI Documentation shall not restrict (except for restrictions that a Financial Officer of the Borrower shall have represented in a certificate to the

      Administrative Agent (which shall be deemed to be a Credit Document) will not materially interfere with the Borrower's ability to effect) the use of proceeds from any sale, transfer or other disposition of assets owned directly by (a) the Borrower or any Grantor to repay or prepay Indebtedness under this Agreement or the Second Lien Agreement or refinancing Indebtedness in respect thereof or to cash collateralize any letter of credit exposure thereunder, or (b) the European JV or any of its subsidiaries to repay or prepay Indebtedness under the European Facilities Agreement or refinancing Indebtedness in respect thereof or to cash collateralize any letter of credit exposure thereunder.

                                                               Schedule 1.01D to
                                                            Amended and Restated
                                                     First Lien Credit Agreement

                            Specified Account Debtor

General Motors Corporation

                                                                SCHEDULE 2.01 TO
                                                            AMENDED AND RESTATED
                                                     FIRST LIEN CREDIT AGREEMENT

                LENDER                                         COMMITMENT
----------------------------------------                   -------------------
JPMorgan Chase Bank, N.A.                                  $    90,000,000
Citibank, N.A.                                                  90,000,000
Bank of America, N.A.                                           85,000,000
General Electric Capital Corporation                            85,000,000
The CIT Group/Business Credit, Inc.                             85,000,000
GMAC Commercial Finance, LLC                                    85,000,000
Wells Fargo Foothill, LLC                                       85,000,000
BNP Paribas                                                     85,000,000
Deutsche Bank Trust Company Americas                            65,000,000
Wachovia Capital Finance Corporation (Central)                  65,000,000
Charter One Bank, N.A.                                          65,000,000
Burdale Financial Limited                                       46,000,000
Natixis, New York Branch                                        40,000,000
Calyon New York Branch                                          40,000,000
Goldman Sachs Credit Partners, L.P.                             40,000,000
National City Business Credit, Inc.                             40,000,000
Allied Irish Banks, P.L.C.                                      40,000,000
Lloyds TSB Commercial Finance LTD                               40,000,000
Merrill Lynch Capital                                           40,000,000
UBS Loan Finance LLC                                            30,000,000
HSBC Business Credit (USA) Inc.                                 30,000,000
LaSalle Bank National Association                               26,000,000
PNC Bank, N.A.                                                  26,000,000
UPS Capital Corporation                                         26,000,000
Regions Bank                                                    26,000,000
Commerzbank                                                     20,000,000
Key Bank National Association                                   20,000,000
North Fork Business Capital Corporation                         20,000,000
Union Bank of California, N.A.                                  20,000,000
Banco Santander Central Hispano SA New York Branch              20,000,000
Siemens Financial Services, Inc.                                15,000,000
Webster Business Credit Corporation                             10,000,000
                                                           ---------------
   TOTAL                                                   $ 1,500,000,000
                                                           ===============

                                                                Schedule 2.03 to
                                                            Amended and Restated
                                                     First Lien Credit Agreement

                           Existing Letters of Credit

OUTSTANDING LETTERS OF CREDIT BY ISSUING BANK                                                     THE GOODYEAR TIRE & RUBBER COMPANY

  LC#        Issuing Bank          Beneficiary            Currency             Type              Outstanding     Percentage of Total
----------  -------------  ----------------------------  -----------  -----------------------  ---------------- --------------------
91863615    BNP            Travelers Casualty and            USD      Appeal/Surety Bonds      $  66,648,504.00
                           Surety Company of America

91864601    BNP            Liberty Mutual Insurance          USD      Workers Compensation     $  35,000,000.00
                           Company

            BNP Total                                                                          $ 101,648,504.00        20.15%

3050517     BOA            Travelers Indemnity Company       USD      Auto, Asbestos & Prod    $  16,500,000.00
                                                                      Liab Claims

3050672     BOA            Royal Indemnity Company           USD      Workers Compensation     $   5,000,000.00

            BOA Total                                                                          $  21,500,000.00         4.26%

P-236446    JPMorgan       Executive Director Texas          USD      Remediation Funding      $   2,000,000.00
                           Commision on Environmental
                           Quality

P-236851    JPMorgan       Executive  Director Texas         USD      Remediation Funding      $     741,117.00
                           Commision on Environmental
                           Quality

P-237807    JPMorgan       Barclays Bank PLC                 GBP      Collateral - custom      $     391,800.00
                                                          (200,000)   duties

P-237808    JPMorgan       Barclays Bank PLC                 GBP      Collateral - custom      $   3,134,400.00
                                                         (1,600,000)  duties

P-238161    JPMorgan       Blue Cross & Blue Shield of       USD      Healthcare/Benefits      $      67,000.00
                           Western NY, Inc

SB236351    JPMorgan       Regional Administrator,           USD      Remediation Funding      $     511,094.00
                           Region V, US EPA

SB236854    JPMorgan       Regional Administrator,           USD      Remediation Funding      $   3,400,000.00
                           Revion II, US EPA

SB236958    JPMorgan       Regional Administrator,           USD      Remediation Funding      $  16,000,000.00
                           Region V, US EPA

SB237673    JPMorgan       Various Regional                  USD      Remediation Funding      $   1,000,000.00
                           Administrators of EPA

SB238162    JPMorgan       iStar GT, LP                      USD      Lease                    $  20,000,000.00

SB238165    JPMorgan       Siemens Financial Services,       USD      Lease                    $     500,000.00
                           Inc

SB238567    JPMorgan       Travelers Indemnity Company       USD      Workers Compensation     $  72,187,623.00

SB238852    JPMorgan       Liberty Mutual Insurance          USD      Workers Compensation     $  65,908,713.00
                           Company

SB238877    JPMorgan       Commerzbank AG-Krefeld            EUR      Collateral - Cash Mgmt   $   9,318,400.00
                                                         (7,000,000)  (Guarantees & FX Credit
                                                                      Lines)

SB238925    JPMorgan       Liberty Mutual Insurance          USD      Workers Compensation     $  52,583,624.00
                           Company

SB244799    JPMorgan       Ohio Bureau of Workers'           USD      Workers Compensation     $   7,274,000.00
                           Compensation

SB247308    JPMorgan       ACE INA Overseas Insurance        USD      Auto, General & Product  $  21,977,689.00
                           Company                                    Liab Claims (Non-US)

SB249660    JPMorgan       Liberty Mutual Insurance          USD      Workers Compensation     $   4,779,000.00
                           Company                                    (Dunlop)

SB249661    JPMorgan       Liberty Mutual Insurance          USD      Workers Compensation     $  59,937,721.00
                           Company

SB750732    JPMorgan       Liberty Mutual Insurance          USD      Workers Compensation     $  12,133,148.00
                           Company

SBP236135   JPMorgan       Citibank NA                       USD      Collateral - various     $   1,200,000.00
                                                                      dealer guarantees

SBP236422   JPMorgan       The Insurance Company of          USD      General & Product Liab   $  16,084,667.00
                           the State of Pennsylvania                  Claims (Non-US)

TPTS251995  JPMorgan       ENI Gas BV - Libyan Branch       EUR       Financial Assurance      $     108,285.13
                                                          (81,344)

TPTS254548  JPMorgan       ACE American Insurance            USD      Auto, General & Product  $  10,000,000.00
                           Company                                    Liab Claims
                                                                                               ----------------
            JPMorgan
            Total                                                                              $ 381,238,281.13        75.58%
                                                                                               ----------------
            Grand Total                                                                        $ 504,386,785.13
                                                                                               ================

                                                             Schedule 3.10(b) to
                                                            Amended and Restated
                                                     First Lien Credit Agreement

                              Mortgaged Properties

Etowah County, Alabama
Shawnee County, Kansas
Caswell County, North Carolina
Cumberland County, North Carolina
Summit County, Ohio
Comanche County, Oklahoma
Union City, Obion County, Tennessee
Pittsylvania, Virginia

                                                             Schedule 3.10(c) to
                                                            Amended and Restated
                                                     First Lien Credit Agreement

                         Material Intellectual Property

                              MATERIAL U.S. PATENTS

 DOCKET         PATENT    GRANT   EXPIRATION
 NUMBER   CTY   NUMBER    DATE       DATE       CLIENT        OWNER             TITLE                           INVENTORS
--------  ---  -------  --------  ----------  --------------  -----  -----------------------------  -----------------------------
1987-325  USA  4823855  04/25/89   11/23/07   Tire-Passenger   GTR   WRANGLER MT - PNEUMATIC TIRE   GALANTE R L; GOERGEN R;
                                              & Truck                TREAD PATTERN                  HITZKY L J; KOLOWSKI M A;
                                                                                                    MILLER F W; HOPKINS W M;
                                                                                                    WAIBEL T J

1988-022  USA  4832101  05/23/89   02/17/08   Tire-Passenger   GTR   PNEUMATIC TIRES                WELTER T N H
                                              & Truck

1987-034  USA  4832103  05/23/89   02/17/08   Tire-Passenger   GTR   PNEUMATIC TIRE HAVING PLURAL   SLIVKA J J; WELTER T N H
                                              & Truck                ARAMID CARCASS PLIES

1987-409  USA  4854446  08/08/89   08/03/08   Engineered       GTR   ELECTRICAL CONDUCTOR           STRADER D S
                                              Products

1986-227  USA  4854612  08/08/89   04/11/08   Engineering      GTR   TIRE BUILDING DRUM SHAFT       CUBRIC R; ROEDSETH J K
                                              Components,            CONNECTION
                                              Processe

1986-288  USA  4855008  08/08/89   05/09/08   Engineering      GTR   EXPANDABLE TIRE BUILDING DRUM  TERRADO A R
                                              Components,
                                              Processe

1986-171  USA  4856571  08/15/89   06/11/07   Tire-Passenger   GTR   EAGLE GA - PNEUMATIC TIRE      LARDO C; COLLETTE J J M V;
                                              & Truck                                               DAUVISTER P M J; JONETTE B

1987-282  USA  4859272  08/22/89   06/22/08   Engineering      GTR   RADIAL TIRE BELT FOLDING DRUM  LOVELL J A; MEDVED G E; WHITE
                                              Components,                                           J R
                                              Processe

1991-481  USA  4871409  10/03/89   11/05/07   Engineering      GTR   APPARATUS FOR LAYING A         PERKINS D J B
                                              Components,            CONTINUOUS STRIP OF
                                              Processe               ELASTOMERIC MATERIAL ONTO A
                                                                     SURFACE [HOWDINS]

1986-349  USA  4877072  10/31/89   12/17/07   Tire-Passenger   GTR   TREAD FOR LEFT AND RIGHT       FONTAINE J F L
                                              & Truck                VEHICLE TIRES

1987-116  USA  4877073  10/31/89   02/17/08   Tire-Passenger   GTR   CABLES AND TIRES REINFORCED    THISE-FOURGON M-R C A; REUTER
                                              & Truck                BY SAID CABLES                 R F

1987-366  USA  4903998  02/27/90   08/31/08   Engineered       GTR   BRANCHED HOSE CONSTRUCTION     STANLEY J H
                                              Products

1985-109  USA  4909876  03/20/90   03/20/07   Engineering      GTR   APPARATUS AND METHOD FOR       BAKER D E; BOWEN G L; THIELE
                                              Components,            ROLLING BEAD RINGS             J R
                                              Processe

1985-130  USA  4922985  05/08/90   05/08/07   Tire-Passenger   GTR   PNEUMATIC TIRES                GASOWSKI C J; KOLOWSKI M A;
                                              & Truck                                               SMITHKEY J C JR; FORD T L

1988-143  USA  4926918  05/22/90   02/21/09   Tire OTR,        GTR   PNEUMATIC TIRE                 DEMOR E J III; LUKICH L T;
                                              Farm,                                                 HINKEL W W
                                              Aircraft
                                              Specialty

1988-270  USA  4926919  05/22/90   11/14/08   Tire-Passenger   GTR   WRANGLER HT - VEHICLE TIRE     HOPKINS W M; BRIGHTWELL R A;
                                              & Truck                WITH RIB TYPE TREAD PATTERN    YOUNG R A; CLARK J K; MILLER
                                                                     HAVING SIPES ACROSS THE RIBS   F W; GALANTE R L; WAIBEL T J;
                                                                                                    KOLOWSKI M A

1986-242  USA  4929298  05/29/90   05/13/08   Engineering      GTR   TIRE BUILDING DRUM INCLUDING   WANTZ A; VAN DER POEL R J
                                              Components,            AN EXPANDABLE SEGMENTAL
                                              Processe               CYLINDER ASSEMBLY AND A
                                                                     VACUUM CHAMBER

1988-355  USA  4957970  09/18/90   01/23/09   Compound         GTR   PACKAGE FOR COMPOUNDING        HOLSAPPLE R L; KAY J A
                                              Technology             RUBBER AND COMPOUNDED RUBBER

1984-227  USA  4962803  10/16/90   10/16/07   Tire OTR,        GTR   A PNEUMATIC TIRE               WELTER T N H
                                              Farm,
                                              Aircraft,
                                              Specialty

1986-320  USA  4976804  12/11/90   05/05/09   Engineering      GTR   EXPANDABLE TIRE BUILDING DRUM  KNEIP F
                                              Components,
                                              Processe

1988-369  USA  4989658  02/05/91   06/09/09   Tire-Passenger   GTR   BELT OVERLAY STRUCTURE FOR     MAATHIUS A G; SPIELMANN J;
                                              & Truck                PNEUMATIC TIRES                BEER K; OARE T R

1985-135  USA  5005613  04/09/91   04/09/08   Engineered       GTR   LIGHT WEIGHT FLEXIBLE          STANLEY J H
                                              Products               COAXIAL VAPOR RECOVERY HOSE

                              MATERIAL U.S. PATENTS

 DOCKET         PATENT    GRANT   EXPIRATION
 NUMBER   CTY   NUMBER    DATE       DATE       CLIENT        OWNER             TITLE                          INVENTORS
--------  ---  -------  --------  ----------  --------------  -----  -----------------------------  -----------------------------
1986-173  USA  5005808  04/09/91   04/09/08   Engineered       GTR   AIRSPRING END MEMBER AND       MOEGLIN S J; WARMUTH I J II
                                              Products               AIRSPRING ASSEMBLY

1988-369  USA  5007974  04/16/91   06/09/09   Tire-Passenger   GTR   BELT OVERLAY STRUCTURE FOR     MAATHIUS A G; SPIELMANN J;
                                              & Truck                PNEUMATIC TIRES                BEER K; OARE T R

1987-269  USA  5014762  05/14/91   05/26/09   Tire-Passenger   GTR   ANGLED OVERLAY FOR TIRES       BEER K; RICHARDS G W; OARE T
                                              & Truck                                               R; BROWN T A; WELLS T H

1988-385  USA  5017118  05/21/91   06/16/09   Engineering      GTR   APPARATUS FOR FORMING A        LOOMAN E W JR; WOLBERT H A
                                              Components,            COEXTRUSION FROM
                                              Processe               EXTRUDED STRIPS

1986-133  USA  5042546  08/27/91   08/27/08   Tire-Passenger   GTR   RADIAL-PLY PNEUMATIC TIRE      GOLDSTEIN A A; FORNEY J M;
                                              & Truck                WITH REVERSE CURVATURE         LOSER R P
                                                                     CARCASS PLY

1987-023  USA  5053246  10/01/91   03/30/10   Tire Fabric      GTR   PROCESS FOR THE SURFACE        SHUTTLEWORTH D; MOWDOOD S K;
                                              & Fiber                TREATMENT OF POLYMERS FOR      WADDELL W H; BRENNER J L;
                                              Reinforcement          REINFORCEMENT-TO-RUBBER        OFSTEAD E A; RICHARDS J  L
                                                                     ADHESION

1989-442  USA  5085259  02/04/92   07/16/10   Tire-Passenger   GTR   WRANGLER AT - TIRE TREAD       GOERGEN R; KUMMER P
                                              & Truck

1989-186  USA  5087668  02/11/92   10/19/10   Compound         GTR   RUBBER BLEND AND TIRE WITH     SANDSTROM P H; MASSIE J D;
                                              Technology             TREAD THEREOF                  VERTHE J J A; HOLTZAPPLE G
                                                                                                    M; DIROSSI R R

1989-651  USA  5088536  02/18/92   05/10/10   Tire-Passenger   GTR   VECTOR 2 - ALL SEASON TYPE     GRAAS M; CONSTANT M M W G
                                              & Truck                TIRE TREAD

1989-240  USA  5095963  03/17/92   02/22/10   Tire-Passenger   GTR   TIRE TREADS                    MAITRE B P
                                              & Truck

1991-486  USA  5108527  04/28/92   04/28/09   Engineering      GTR   A METHOD OF MANUFACTURE OF A   GLOVER C J; GOODFELLOW A G
                                              Components,            TIRE AND APPARATUS
                                              Processe               THEREFOR

1987-312  USA  5118367  06/02/92   09/25/09   Tire Fabric      GTR   PROCESS FOR TREATING A         STARINSHAK T W
                                              & Fiber                BRASS-PLATED STEEL WIRE
                                              Reinforcement

1991-487  USA  5178714  01/12/93   01/12/10   Engineering      GTR   APPARATUS FOR THE MANUFACTURE  GLOVER C J; GOODFELLOW A G
                                              Components,            OF A PNEUMATIC TIRE [HOWDINS]
                                              Processe

1987-073  USA  5205546  04/27/93   02/10/12   Engineered       GTR   HYDRO-ELASTIC ENGINE MOUNT     SCHISLER R C; EISENZIMMER G W
                                              Products

1990-001  USA  5209705  05/11/93   05/29/12   Engineered       GTR   SYNCHRONOUS DRIVE BELT WITH    GREGG M J W
                                              Products               OBLIQUE AND OFFSET TEETH

1988-525  USA  5211609  05/18/93   02/06/12   Engineered       GTR   ELASTOMERIC DRIVE BELT         HAINES E L
                                              Products

1988-136  USA  5215613  06/01/93   06/01/10   Tire Fabric      GTR   METHOD FOR MAKING KNOTLESS     SHEMENSKI R M; RIGGENBACH
                                              & Fiber                BEAD BUNDLE, A BEAD            E F; PRAKASH A
                                              Reinforcement          BUNDLE MADE THEREBY, AND A
                                                                     TIRE INCORPORATING SAID
                                                                     BEADBUNDLE

1988-553  USA  5223061  06/29/93   10/01/10   Tire OTR,        GTR   MICROREINFORCEMENT IN THE      NAVAUX S
                                              Farm,                  FOLDED BELT
                                              Aircraft,
                                              Specialty

1991-127  USA  5262213  11/16/93   09/14/12   Chemical R&D     GTR   STYRENE-BUTADIENE RUBBERS FOR  RODGERS M B; HALASA A F;
                                                                     TRUCK TIRES                    HSU W-L; MATRANA B A;
                                                                                                    MEZYNSKI S M

1991-350  USA  5286011  02/15/94   12/04/12   Engineered       GTR   BUSH TYPE HYDRAULICALLY        STRAND M E
                                              Products               DAMPED MOUNTING DEVICE


                              MATERIAL U.S. PATENTS

 DOCKET          PATENT    GRANT   EXPIRATION
 NUMBER    CTY   NUMBER    DATE       DATE       CLIENT        OWNER             TITLE                           INVENTORS
--------   ---  -------  --------  ----------  --------------  -----  -----------------------------  -----------------------------
1992-344   USA  5300599  04/05/94   04/08/13   Chemical         GTR   MODIFIED FOR ANIONIC           HSU W-L; HALASA A F.
                                               R&D                    POLYMERIZATION OF DIENE
                                                                      MONOMERS

1988-286   USA  5303537  04/19/94   04/19/11   Tire             GTR   APPARATUS FOR MAKING METALLIC  KOT K M; SEYLL R
                                               Fabric &               CORD
                                               Fiber
                                               Reinforcement

1987-119   USA  5332018  07/26/94   07/26/11   Tire-Passenger   GTR   BELT REINFORCING ASSEMBLY FOR  ROESGEN A E F; KUMMER P
                                               & Truck                A PNEUMATIC TIRE

1992-142   USA  5337815  08/16/94   10/05/12   Tire-Passenger   GTR   PNEUMATIC TIRE HAVING          GRAAS M
                                               & Truck                IMPROVED WET TRACTION

1988-164   USA  5358191  10/25/94   10/25/11   Engineering      GTR   STORAGE AND SPLICING OF STRIP  SMITH M W; LUNDELL D A;
                                               Components,            MATERIAL                       ROMAN J P
                                               Processe

1992-373   USA  5368082  11/29/94   09/30/12   Tire-Passenger   GTR   RADIAL PLY PNEUMATIC TIRE      OARE T R; BRAYER R R;
                                               & Truck                                               KAHRS J W; TRARES K C;
                                                                                                     ROBINSON B A; MCQUATE R D;
                                                                                                     KAHRS J W

1993-132   USA  5382198  01/17/95   01/26/14   Engineered       GTR   HELICALLY GROOVED MULTI-       JANNE M L
                                               Products               RIBBED POWER TRANSMISSION
                                                                      BELT

1992-200   USA  5385621  01/31/95   09/23/13   Engineering      GTR   TIRE BEAD WINDING APPARATUS    GOLIGHTLY RW
                                               Components,            AND METHOD
                                               Processe

1992-182   USA  5389187  02/14/95   06/30/13   Engineering      GTR   METHOD AND APPARATUS FOR TIRE  MARKS P D; SMITH M W
                                               Components,            TREAD APPLICATION
                                               Processe

1992-104   USA  5407005  04/18/95   04/04/14   Tire-Passenger   GTR   EAGLE RSA - A TREAD FOR A      CONSOLACION R E; BRAYER R
                                               & Truck                TIRE                           R; CROYLE W L

1990-001   USA  5421789  06/06/95   06/06/12   Engineered       GTR   SYNCHRONOUS DRIVE PULLEY AND   GREGG M J W
                                               Products               ITS COMBINATION WITH A BELT
                                                                      HAVING OBLIQUE AND OFFSET
                                                                      TEETH

1993-015   USA  5429168  07/04/95   11/16/13   Tire OTR,        GTR   AN IMPROVED OFF-THE-ROAD       LOBB J F; COOK M W; WELLS
                                               Farm,                  PNEUMATIC TIRE                 D E; LEWKOWICZ S Z
                                               Aircraft,
                                               Specialty

1993-043   USA  5451646  09/19/95   12/05/14   Chemical         GTR   TECHNIQUE FOR REDUCING THE     CASTNER K F
                                               R&D                    MOLECULAR WEIGHT AND
                                                                      IMPROVING THE PROCESSABILITY
                                                                      OF HIGH CIS-1,4 POLYBUTADIENE

1993-066   USA  5509455  04/23/96   04/12/14   Tire OTR,        GTR   AIRCRAFT TIRE INCLUDING        WARCHOL J T; BRYANT G B;
                                               Farm,                  REINFORCEMENT INSERTS          MILLMIER R W
                                               Aircraft,
                                               Specialty

1994-304C  USA  5513560  05/07/96   01/05/15   Engineering      GTR   QUICK CHANGEOVER METHOD AND    DOWNING D R; HEAD W J;
                                               Components,            APPARATUS FOR A CALENDER       BENZING J A II
                                               Processe               APPARATUS

1993-150   USA  5524688  06/11/96   06/29/13   Tire-Passenger   GTR   PNEUMATIC TIRE HAVING A HIGH  TRARES K C; KOLOWSKI M A;
                                               & Truck                ENDING TURNUP LOCKED BEAD      KAHRS J W
                                                                      CONSTRUCTION

1992-182   USA  5534093  07/09/96   07/09/13   Engineering      GTR   METHOD FOR TIRE TREAD          MARKS P D; SMITH M W
                                               Components,            APPLICATION
                                               Processe

1991-544   USA  5535994  07/16/96   11/30/13   Engineered       GTR   COMPOSITE AIR SPRING PISTON    SAFREED C K JR
                                               Products

1994-064   USA  5536348  07/16/96   06/30/15   Engineering      GTR   METHOD OF ASSEMBLY OF A        CHLEBINA L E; TUBB G E;
                                               Components,            PRECURED TIRE TREAD TO AN      LAURICH T A
                                               Processe               UNVULCANIZED CASING

                              MATERIAL U.S. PATENTS

 DOCKET           PATENT    GRANT   EXPIRATION
 NUMBER     CTY   NUMBER    DATE       DATE       CLIENT        OWNER             TITLE                           INVENTORS
----------  ---  -------  --------  ----------  --------------  -----  -----------------------------  -----------------------------
1983-154    USA  5554242  09/10/96   09/10/13   Engineering      GTR   METHOD FOR MAKING A            COOK M W; BROWN T E;
                                                Components,            MULTI-COMPONENT TIRE           CARLSON J D; DAVISSON J A;
                                                Processe                                              MIHALIK M

1992-200    USA  5567269  10/22/96   10/22/13   Engineering      GTR   TIRE BEAD MAKING APPARATUS     GOLIGHTLY R W
                                                Components,            WITH TWO WINDING TENSION
                                                Processe               LEVELS

1992-315    USA  5591288  01/07/97   01/07/14   Engineering      GTR   CONTOURED TIRE BUILDING DRUM   CONGER K D; BECKER M L;
                                                Components,            AND METHOD OF BUILDING AN      BEER K
                                                Processe               EXTENDED MOBILITY TIRE

DN1996-027  USA  5605951  02/25/97   02/20/16   Compound         GTR   SILICA REINFORCED RUBBER       SANDSTROM P H; WIDEMAN L G
                                                Technology             COMPOSITION AND TIRE WITH
                                                                       TREAD THEREOF

1993-178    USA  5609242  03/11/97   07/12/15   Engineered       GTR   STEEL CABLE CONVEYOR BELT      HUTCHINS T G; TERREAU H L
                                                Products               WITH IMPROVED PENETRATION AND
                                                                       RIP RESISTANCE

1993-382    USA  5620939  04/15/97   09/22/15   Chemical         GTR   HIGH PERFORMANCE BLEND FOR     HALASA A F; HSU W-L;
                                                R&D                    TIRE TREADS                    ZANZIG D J; SANDSTROM P
                                                                                                      H; HENNING S K; LUCAS D
1993-015    USA  5622576  04/22/97   11/16/13   Tire OTR,        GTR   OFF-THE-ROAD PNEUMATIC TIRE    LOBB J F; COOK M W; WELLS
                                                Farm,                  WITH SPECIFIED BEAD AREA       D E; LEWKOWICZ S Z
                                                Aircraft,              DESIGN
                                                Specialty

1993-423    USA  5638732  06/17/97   09/02/14   Engineering      GTR   APPARATUS FOR CUTTING OF       BECKER M L; BEER K;
                                                Components,            ELASTOMERIC MATERIALS          DOWNING D R; DUNN W F;
                                                Processe                                              HART J M; LUNDELL D A

1992-373    USA  5639320  06/17/97   06/17/14   Tire-Passenger   GTR   A RADIAL PLY PNEUMATIC TIRE    OARE T R; BRAYER R R;
                                                & Truck                                               ROBINSON B A; KAHRS J W;
                                                                                                      TRARES K C; MCQUATE R D

1994-252    USA  5645660  07/08/97   06/28/15   Tire-Passenger   GTR   DESIGN PATTERNS FOR A TIRE     ATTINELLO J S; LANDERS S P
                                                & Truck                SIDEWALL

1995-358    USA  5645661  07/08/97   11/18/11   Tire-Passenger   GTR   TIRE SIDEWALL                  CLEMENTZ M; FELLER G;
                                                & Truck                                               MERX R

1988-545    USA  5648153  07/15/97   07/15/14   Tire Fabric      GTR   TIRE WITH HIGH STRENGTH        HELFER F B; KIM D K;
                                                & Fiber                REINFORCEMENT                  MORGAN J G; SHEMENSKI R
                                                Reinforcement                                         M; SINOPOLI I M; NGUYEN G V

1993-382    USA  5654384  08/05/97   09/22/15   Chemical         GTR   PROCESS FOR PREPARING HIGH     HALASA A F; HSU W-L;
                                                R&D                    VINYL POLBUTADIENE RUBBER SEE  ZANZIG D J; SANDSTROM P
                                                                       ALSO DN1996-125 (08/685762),   H; HENNING S K; LUCAS D
                                                                       WHICH IS A CIP OF THIS CASE

1993-318    USA  5658404  08/19/97   01/01/10   Tire-Passenger   GTR   A RADIAL PNEUMATIC LIGHT       SCARPITTI A J; KOLOWSKI
                                                & Truck                TRUCK OR AUTOMOBILE TIRE       M A; MILLER F W; GILLIAM
                                                                                                      D W; TRARES K C; BROWN S
                                                                                                      C; HOANG A N

1995-235    USA  5660652  08/26/97   07/14/15   Tire-Passenger   GTR   G357 - TRUCK TIRE AND TREAD    YOUNG D L; YOUNG A G
                                                & Truck                FOR STEER AXLES

DN1996-037  USA  5672639  09/30/97   03/12/16   Tire             GTR   STARCH COMPOSITE REINFORCED    CORVASCE F G; LINSTER
                                                Compounding            RUBBER COMPOSITION AND TIRE    T D; THIELEN G M V
                                                                       WITH AT LEAST ONE COMPONENT
                                                                       THEREOF

                             MATERIAL U.S. PATENTS

 DOCKET           PATENT    GRANT   EXPIRATION
 NUMBER     CTY   NUMBER    DATE       DATE       CLIENT        OWNER             TITLE                          INVENTORS
----------  ---  -------  --------  ----------  --------------  -----  -----------------------------  -----------------------------
DN1996-021  USA  5679751  10/21/97   02/12/16   Chemical         GTR   SOLUTION POLYMERIZATION        HALASA A F; AUSTIN L E;
                                                R&D                    PROCESS FOR SYNTHESIS OF       HSU W-L; GROSS B B
                                                                       STYRENE-BUTADIENE OR STYRENE
                                                                       -1SOPRENE RUBBER

DN1996-246  USA  5704862  01/06/98   01/13/17   Engineered       GTR   DUAL SIDED POLY-V DRIVE BELT   JANNE M L; ANDERSON S M
                                                Products               AND PULLEY THEREFOR

DN1996-201  USA  5704999  01/06/98   10/04/16   Tire             GTR   RUBBER WEAR INDICATOR FOR      LUKICH L T; ROENNAU
                                                Compounding            MILITARY AIRCRAFT TIRES        R B; SANDSTROM P H

1995-068    USA  5709760  01/20/98   10/18/15   Engineering      GTR   THIN GAUGE, FINE DIAMETER      PRAKASH A; HEAD W J;
                                                Components,            STEEL CORD REINFORCED TIRE     TUBB G E; WOODS T K
                                                Processe               PLY FABRIC WHICH IS LAP
                                                                       SPLICED

DN1996-030  USA  5725701  03/10/98   03/13/16   Tire             GTR   LOW PRESSURE ALL TERRAIN       ROONEY T M; OARE T R
                                                OTR,                   VEHICLE TIRE
                                                Farm,
                                                Aircraft,
                                                Specialty

DN1996-072  USA  5730829  03/24/98   03/26/16   Engineering      GTR   TWO DRUM TURRET FOR TIRE       CONGER K D; TESTA D C
                                                Components,            ASSEMBLY
                                                Processe

1994-035    USA  5733399  03/31/98   12/15/15   Engineered       GTR   METHOD AND APPARATUS OF        WOOD D B
                                                Products               MANUFACTURING SYNCHRONOUS
                                                                       DRIVE BELT WITH TEETH WHICH
                                                                       ARE AXIALLY INTERLOCKED WITH
                                                                       A MOLD SURFACE

1994-193    USA  5743974  04/28/98   09/05/15   Testing,         GTR   PNEUMATIC TIRE HAVING PITCH    WESOLOWSKI P J
                                                Evaluation,            SEQUENCING
                                                Computer

1995-290    USA  5753057  05/19/98   09/05/15   Testing,         GTR   PNEUMATIC TIRE HAVING          WESOLOWSKI P J
                                                Evaluation,            IMPROVED PITCH SEQUENCING
                                                Computer

1995-289    USA  5759312  06/02/98   09/05/15   Testing,         GTR   PNEUMATIC TIRE HAVING PITCH    WESOLOWSKI P J
                                                Evaluation,            SEQUENCING
                                                Computer

1995-335    USA  5762740  06/09/98   12/15/15   Engineering      GTR   METHOD FOR BUILDING A          BENZING J A II; HEAD W J;
                                                Components,            LAMINATE FROM AN ASSEMBLY OF   DOWNING D R
                                                Processe               TIRE COMPONENTS TO FORM A
                                                                       CASING

1995-122    USA  5779829  07/14/98   08/24/15   Tire             GTR   PNEUMATIC TIRE HAVING A        PRAKASH A; GILLIAM D W;
                                                Fabric &               SINGLE CARCASS PLY REINFORCED  TUBB GE
                                                Fiber                  WITH METALLIC CORDS, HIGH
                                                Reinforcement          ENDING, PLY TURNUP AND LOCKED
                                                                       BEAD CONSTRUCTION

1994-064    USA  5827380  10/27/98   06/30/15   Engineering      GTR   PRECURED TIRE TREAD HAVING     CHLEBINA L E; TUBB G E;
                                                Components,            SEALING PROJECTION FOR A       LAURICH T A
                                                Processe               TRUCK TIRE FILE WRAPPER
                                                                       CONTINUATION OF 94064-D-01
                                                                       (APP NO. 08/642290)

1992-373    USA  5851324  12/22/98   12/22/15   Tire-Passenger   GTR   A RADIAL PLY PNEUMATIC TIRE    OARE T R; BRAYER R R;
                                                & Truck                                               ROBINSON B A;
                                                                                                      KAHRS J W; TRARES K C;
                                                                                                      MCQUATE R D

DN1997-119  USA  5871600  02/16/99   05/29/17   Tire-Passenger   GTR   RUNFLAT TIRE WITH DIFFERENT    OARE T R; PRAKASH A;
                                                & Truck                MODULUS OR ELONGATION CARCASS  HALL R E; TUBB G E
                                                                       CORDS

                              MATERIAL U.S. PATENTS

 DOCKET         PATENT   GRANT   EXPIRATION
 NUMBER    CTY  NUMBER    DATE      DATE             CLIENT           OWNER             TITLE                      INVENTORS
---------- ---- ------- -------- ---------- ------------------------- ----- ------------------------------ -------------------------
DN1997-108 USA  5871602 02/16/99  05/29/17  Tire-Passenger & Truck     GTR  TIRE WITH CARCASS TURN UP ENDS PAONESSA A C; SELOOVER
                                                                            UNDER BELT STRUCTURE           M H; BECK J J JR; OARE T
                                                                                                           R; DANCY J G

1995-207   USA  5872179 02/16/99  06/07/15  Tire Compounding           GTR  TIRE WITH SILICA REINFORCED    HUBBELL J K
                                                                            TREAD

DN1996-031 USA  5879482 03/09/99  03/13/16  Tire OTR, Farm, Aircraft,  GTR  RUN-FLAT LOW-PRESSURE ALL      ROONEY T M; OARE T R
                                            Specialty                       TERRAIN VEHICLE (ATV) TIRE

1995-089   USA  5886086 03/23/99  06/07/15  Tire Compounding           GTR  TIRE HAVING SILICA REINFORCED  HUBBELL J K; CRAWFORD M J
                                                                            TREAD

DN1997-118 USA  5908685 06/01/99  05/29/17  Tire Fabric & Fiber        GTR  ELASTOMERIC COMPOSITE          PRAKASH A; OARE T R; TUBB
                                            Reinforcement                   STRUCTURE                      G E; HALL R E

DN1998-103 USA  5934652 08/10/99  05/28/18  Engineered Products        GTR  AIR SPRING BUMPER AND METHOD   HOFACRE G D; TROWBRIDGE M
                                                                            OF MOUNTING                    G; SAFREED C K JR

DN1996-113 USA  6021829 02/08/00  07/18/16  Tire OTR, Farm, Aircraft,  GTR  MUD RUNNER - ALL-TERRAIN-      ROONEY T M
                                            Specialty                       VEHICLE TIRE

DN1997-107 USA  6026878 02/22/00  05/29/17  Tire-Passenger & Truck     GTR  AN INEXTENSIBLE HIGH           ZHANG Z; OARE T R;
                                                                            TEMPERATURE RESISTANT RUNFLAT  PRAKASH A
                                                                            TIRE

DN1998-001 USA  6041839 03/28/00  01/19/18  Tire Fabric & Fiber        GTR  METALLIC 4+3 CORD FOR THE      SUSUTOGLU Y A M
                                            Reinforcement                   REINFORCEMENT OF ELASTOMERS

DN1999-036 USA  6051178 04/18/00  02/19/19  Engineered Products        GTR  METHOD AND APPARATUS FOR       FIKE L T
                                                                            MAKING AN ENDLESS RUBBER
                                                                            TRACTOR TRACK

DN1996-030 USA  6070633 06/06/00  03/13/16  Tire OTR, Farm, Aircraft,  GTR  LOW PRESSURE ALL TERRAIN       ROONEY T M; OARE T R
                                            Specialty                       VEHICLE TIRE

DN1998-016 USA  6075095 06/13/00  11/18/18  Chemical R&D               GTR  PROCESS FOR MAKING TIN-COUPLED FIEDLER R D; JOHNSON E L
                                                                            RUBBERY  POLYMERS

DN1997-120 USA  6082423 07/04/00  06/09/17  Tire-Passenger & Truck     GTR  LOW COST LIGHT WEIGHT RADIAL   ROESGEN A E F; SMITS A;
                                                                            TIRE                           THISE-FOURGON M-R C A;
                                                                                                           PACKBIER E G M; CRAIG D P

DN1999-034 USA  6086811 07/11/00  04/29/18  Engineered Products        GTR  MOLDING SYSTEM FOR RUBBER      FIKE L T
                                                                            TRACTOR TRACKS GDYR ACQUIRED
                                                                            RIGHTS FOR THIS APPLICATION
                                                                            (OHIO 44278)

1994-064   USA  6089290 07/18/00  10/31/17  Engineering Components,    GTR  PRECURED TIRE TREAD FOR A      CHLEBINA L E;
                                            Processe                        TRUCK TIRE AND THE METHOD OF   TUBB G E; LAURICH T A
                                                                            ASSEMBLY

DN1996-107 USA  6105643 08/22/00  09/04/18  Tire-Passenger & Truck     GTR  ON/OFF ROAD RADIAL PNEUMATIC   ROHWEDER E E; MILLER F W;
                                                                            LIGHT TRUCK  OR AUTOMOBILE     KOLOWSKI M A; BROWN S C
                                                                            TIRE

1994-304D  USA  6109322 08/29/00  01/05/15  Engineering Components,    GTR  LAMINATE COMPOSITE STRUCTURE   BENZING J A II; HEAD W J;
                                            Processe                        FOR MAKING AN UNVULCANIZED     DOWNING D R; VANNAN F F
                                                                            CARCASS FOR A RADIAL PLY       JR
                                                                            TIRE AS AN INTERMEDIATE
                                                                            ARTICLE OF MANUFACTURE

DN1997-091 USA  6112789 09/05/00  04/18/17  Tire Fabric & Fiber        GTR  PNEUMATIC TIRES MADE WITH      REUTER R F
                                            Reinforcement                   TEXTILE CARDS COMPRISING TWO
                                                                            PORTIONS, THE FILAMENTS IN
                                                                            THE SECOND RADIALLY INNER
                                                                            PORTION BEING COMPACTED OR
                                                                            FUSED

                              MATERIAL U.S. PATENTS

 DOCKET         PATENT   GRANT   EXPIRATION
 NUMBER    CTY  NUMBER    DATE      DATE             CLIENT           OWNER             TITLE                      INVENTORS
---------- ---- ------- -------- ---------- ------------------------- ----- ------------------------------ -------------------------
DN1998-099 USA  6123325 09/26/00  05/26/18  Engineered Products        GTR  AIRTIGHT END RETAINER FOR      BUCHANAN K M; STRICKLER
                                                                            AN AIRSPRING                   R A

1995-335   USA  6126780 10/03/00  12/15/15  Engineering Components,    GTR  APPARATUS FOR BUILDING A       BENZING J A II; HEAD W
                                            Processe                        LAMINATE AND FORMING A         J; DOWNING D R
                                                                            SUBASSEMBLY FOR A TIRE

DN1996-167 USA  6131633 10/17/00  11/30/18  Tire OTR, Farm, Aircraft,  GTR  PNEUMATIC TIRE WITH BREAKER    SLIVKA J J
                                            Specialty                       ASSEMBLY INCLUDING RUBBER/
                                                                            FABRIC WEAR STRIP

DN1997-108 USA  6135181 10/24/00  05/29/17  Tire-Passenger & Truck     GTR  TIRE WITH BEAD FILLER RUNFLAT  PAONESSA A C; SELOOVER M
                                                                            INSERTS                        H; BECK J J JR; OARE T R;
                                                                                                           DANCY J G

DN1997-119 USA  6135183 10/24/00  05/29/17  Tire-Passenger & Truck     GTR  RUNFLAT TIRE WITH DIFFERENT    OARE T R; PRAKASH A; HALL
                                                                            MODULUS OR ELONGATION CARCASS  R E; TUBB G E
                                                                            CORDS

DN1999-029 USA  6140434 10/31/00  01/08/19  Chemical R&D               GTR  SYNTHESIS OF HIGH VINYL RUBBER HALASA A F; HSU W-L

DN1998-047 USA  6142205 11/07/00  03/13/18  Tire-Passenger & Truck     GTR  TIRE WITH COMPOSITE PLY        BECK J J JR; TUBB G E;
                                                                            STRUCTURE                      ABBOTT J R; LANDERS S P;
                                                                                                           PRAKASH A; VANNAN F F JR;
                                                                                                           BROYLES H D; BEER K

DN1997-048 USA  6153686 11/28/00  03/13/17  Engineered Products        GTR  HIGH MODULUS BELT COMPOSITION  GRANATOWICZ D S; MORRIS M
                                                                            AND BELTS MADE THEREWITH       T; PILKINGTON M V;
                                                                                                           TOMPKIN G R

DN1999-035 USA  6177042 01/23/01  11/23/18  Engineered Products        GTR  METHOD AND APPARATUS FOR       FIKE L T
                                                                            MAKING RUBBER TRACTOR TRACKS
                                                                            GDYR ACQUIRED THE RIGHTS TO
                                                                            THIS APPLICATION (OHIO 48235)

DN1996-146 USA  6180210 01/30/01  09/26/16  Engineered Products        GTR  ABRASION RESISTANT ENERGY      DEBUS J W
                                                                            ABSORBING TREADMILL
                                                                            WALKING/RUNNING BELT

DN1996-145 USA  6183582 02/06/01  08/22/16  Engineered Products        GTR  METHOD AND APPARATUS FOR       GREGG M J W
                                                                            PRODUCING SYNCHRONOUS BELTS
                                                                            WITH TWO OR MORE TRACKS OF
                                                                            HELICAL TEETH

DN1998-059 USA  6230773 05/15/01  03/17/18  Compound Technology        GTR  TIRE WITH SIDEWALL CARCASS     SANDSTROM P H; MCQUATE R
                                                                            REINFORCEMENT                  D; SINSKY M S

DN1999-177 USA  6234460 05/22/01  08/23/19  Engineered Products        GTR  PUSH-ON AIR SPRING BUMPER      ARNOLD J E

DN1999-229 USA  6250353 06/26/01  10/20/19  Tire-Passenger & Truck     GTR  AN ON/OFF ROAD TREAD FOR A     MAXWELL P B
                                                                            TIRE

DN1997-233 USA  6260594 07/17/01  01/24/20  Tire OTR, Farm,            GTR  INDUSTRIAL SERVICE PNEUMATIC   BONKO M L; ROONEY T M
                                            Aircraft, Specialty             TIRE

DN1999-100 USA  6261657 07/17/01  04/26/19  Engineered Products        GTR  HOSE CONSTRUCTION CONTAINING   AINSWORTH C L; HENRY B
                                                                            FLOUROPLASTIC TERPOLYMERS

1992-373   USA  6263935 07/24/01  05/06/14  Tire-Passenger & Truck     GTR  RADIAL PLY PNEUMATIC RUNFLAT   OARE T R; BRAYER R R;
                                                                            TIRE THIS IS THE FIRST         ROBINSON B A; KAHRS J W;
                                                                            CONTINUATION OF 1992-373-D-02  TRARES K C; MCQUATE R D

DN1996-122 USA  6264577 07/24/01  08/23/16  Engineered Products        GTR  SMART SPLICE                   HUTCHINS T G

                              MATERIAL U.S. PATENTS

 DOCKET         PATENT   GRANT   EXPIRATION
 NUMBER    CTY  NUMBER    DATE      DATE             CLIENT           OWNER             TITLE                      INVENTORS
---------- ---- ------- -------- ---------- ------------------------- ----- ------------------------------ -------------------------
1994-064   USA  6264779 07/24/01  11/25/17  Engineering Components,    GTR  METHOD OF CURING TIES          CAPPELLI M R; LAURICH T
                                            Processe                                                       A; REX W A; VANNAN F F JR

1988-545   USA  6273160 08/14/01  03/21/10  Tire Fabric & Fiber        GTR  TIRES WITH HIGH STRENGTH       HELFER F B; KIM D K;
                                            Reinforcement                   REINFORCEMENT                  MORGAN J G; SCHEMSKI R M;
                                                                                                           SINOPOLI I M; JEANPIERRE
                                                                                                           G; NGUYEN G V

DN1997-215 USA  6277317 08/21/01  12/02/17  Engineering Components,    GTR  METHOD FOR BUILDING PNEUMATIC  VANNAN F F JR; REX W
                                            Processe                        TIRES IN AN IMPROVED TIRE MOLD A; YOVICHIN A J;
                                                                                                           STOILA G M JR; WOLBERT
                                                                                                           H A

DN1997-100 USA  6284180 09/04/01  05/16/17  Engineered Products        GTR  METHOD TO CURE ENDLESS TRACK
                                                                            BELTS AND APPARATUS THEREFOR

1994-064   USA  6290810 09/18/01  10/27/18  Engineering Components,    GTR  MOLD FOR CURING PRECURED       YOVICHIN A J; LAURICH T A
                                            Processe                        TREADS TO TIRE CASINGS

DN1999-101 USA  6296329 10/02/01  05/12/19  Engineered Products        GTR  ENDLESS RUBBER TRACK AND       RODGERS M B; KRISHNAN R
                                                                            VEHICLE CONTAINING SUCH TRACK  M; SANDSTROM P H; MALY N
                                                                                                           A; GORDON L A

DN2000-178 USA  6307467 10/23/01  10/30/20  Tire-Passenger & Truck     GTR  PROCESS AND APPARATUS FOR      STARKEY G R; POLLACK R S
                                                                            RESETTING A MICRO-MECHANICAL
                                                                            CONDITION SENSOR

DN2000-180 USA  6307477 10/23/01  10/30/20  Tire-Passenger & Truck     GTR  PROCESS AND APPARATUS FOR      STARKEY G R; POLLACK R S
                                                                            RESETTING A DIRECTLY
                                                                            RESETTABLE MICRO-MECHANICAL
                                                                            TEMPERATURE MEMORY SWITCH

DN2000-213 USA  6310152 10/30/01  10/24/20  Compound Technology        GTR  SYNTHESIS OF ELASTOMERIC HIGH  CASTNER K F
                                                                            TRANS-1,4-POLYBUTADIENE

DN1999-271 USA  6330984 12/18/01  12/30/19  Engineering Components,    GTR  METHOD AND APPARATUS FOR       BARKER B C; KUBINSKI D C;
                                            Processe                        STORING STRIP MATERIAL         MOFFATT R T; DYRLUND C D

DN1998-061 USA  6338374 01/15/02  05/15/20  Tire-Passenger & Truck     GTR  RUNFLAT TIRE WITH FABRIC       NGUYEN G V; CLOSE R P;
                                                                            UNDERLAY AND TREAD INSERT      LANDERS S P

DN1998-185 USA  6341476 01/29/02  10/30/18  Engineering Components,    GTR  APPARATUS FOR BUNDLING LAYERED GOLIGHTLY R W
                                            Processe                        MATERIAL

DN1996-167 USA  6343637 02/05/02  11/30/18  Tire OTR, Farm, Aircraft,  GTR  PNEUMATIC TIRE WITH BREAKER    SLIVKA J J
                                            Specialty                       ASSEMBLY INCLUDING RUBBER/
                                                                            FABRIC WEAR STRIP

DN1996-200 USA  6351933 03/05/02  10/04/16  Tire Fabric & Fiber        GTR  PNEUMATIC TIRE                 REUTER R F
                                            Reinforcement

DN1997-112 USA  6352090 03/05/02  11/18/19  Tire OTR, Farm, Aircraft,  GTR  TIRE WITH REVERSED CARCASS PLY RAYMAN W E
                                            Specialty                       TURNUP CONFIGURATION

DN2000-131 USA  6352149 03/05/02  08/25/20  Engineered Products        GTR  CONVEYOR BELT WITH             GARTLAND J J
                                                                            MICROCOIL SPRINGWIRE SENSOR

DN2000-096 USA  6352320 03/05/02  06/19/20  Engineered Products        GTR  DIRECTIONAL ANNULAR ELASTIC    BONKO M L; THOMAS R A
                                                                            TRACK

DN1996-167 USA  6354350 03/12/02  11/30/18  Tire OTR, Farm, Aircraft,  GTR  PNEUMATIC TIRE WITH            SLIVKA J J
                                            Specialty                       BREAKER ASSEMBLY INCLUDING
                                                                            RUBBER/FABRIC WEAR STRIP

                              MATERIAL U.S. PATENTS

 DOCKET         PATENT   GRANT   EXPIRATION
 NUMBER    CTY  NUMBER    DATE      DATE             CLIENT           OWNER             TITLE                      INVENTORS
---------- ---- ------- -------- ---------- ------------------------- ----- ------------------------------ -------------------------
DN1998-181 USA  6357499 03/19/02  08/27/19  Compound Technology        GTR  POLYMERIC RESINOUS MATERIAL    KRALEVICH M L JR; BLOK E
                                                                            DERIVED FROM LIMONENE,         J; SANDSTROM P H; WIDEMAN
                                                                            DICYCLOPENTADIENE, INDENE AND  L G; RUSCAK J M
                                                                            TERTIARY-BUTYL STYRENE
                                                                            PROVISIONAL FILED 02OC1998

DN1998-047 USA  6358346 03/19/02  03/13/18  Tire-Passenger & Truck     GTR  METHOD OF BUILDING TIRE WITH   BECK J J JR; TUBB G E;
                                                                            COMPOSITE PLY STRUCTURE        ABBOTT J R; LANDERS S P;
                                                                                                           PRAKASH A; VANNAN F F JR;
                                                                                                           BROYLES H D; BEER K

DN1999-250 USA  6364981 04/02/02  12/14/19  Engineering Components,    GTR  FORMING AND APPLICATION OF     SMITH M W; KUBINSKI D C;
                                            Processe                        TIRE PLY                       CHOATE B T

DN2000-189 USA  6369712 04/09/02  12/21/20  Tire-Passenger & Truck     GTR  RESPONSE ADJUSTABLE            LETKOMILLER J M; YONES D
                                                                            TEMPERATURE SENSOR FOR         L; POLLACK R S
                                                                            TRANSPONDER

DN2000-034 USA  6371182 04/16/02  02/24/20  Tire-Passenger & Truck     GTR  RUNFLAT TIRE WITH DUAL-MODULUS PHILPOTT F; COLANTONIO L
                                                                            UNDERLAY                       L D; NGUYEN G V; ROESGEN
                                                                                                           A E F

DN1999-161 USA  6372863 04/16/02  07/18/20  Chemical R&D               GTR  SYNTHESIS OF STYRENE-BUTADIENE KERNS M L; XU Z;
                                                                            RUBBER (THIS CASE WAS          CHRISTIAN S M
                                                                            ORIGINALLY FILED AS A
                                                                            PROVISIONIAL 12AU1999)

DN2000-216 USA  6374891 04/23/02  11/09/20  Tire OTR, Farm,            GTR  BIAS AIRCRAFT TIRES            ALLMOND D V; SOBHANIE M
                                            Aircraft, Specialty                                            E; KING K S

DN1997-122 USA  6379603 04/30/02  06/09/19  Engineering Components,    GTR  LATTICE GATE FOR INJECTION     WHITE J R; VOGLIANO R H
                                            Processe                        MOLDING OF RUBBER COMPOUNDS


DN1999-072 USA  6386237 05/14/02  04/12/19  Engineered Products        GTR  ABRASIVE MATERIAL TRANSPORT    CHEVALIER R M; COOK A G;
                                                                            HOSE WITH WEAR DETECTING       HUTCHINS T G
                                                                            SENSORS

DN1998-026 USA  6386258 05/14/02  03/27/18  Tire-Passenger &           GTR  TIRE HAVING A GEODESIC PLY AND DYER D K; BRAYER R R;
                                            Truck                           A METHOD OF FABRICATING        PRAKASH A

DN1998-135 USA  6386652 05/14/02  09/02/18  Tire OTR, Farm, Aircraft,  GTR  PNEUMATIC DRIVER FOR TRACKED   BONKO M L
                                            Specialty                       VEHICLE

DN1998-096 USA  6390136 05/21/02  05/21/18  Engineered Products        GTR  METHOD OF PRODUCING A          HUTCHINS T G; CULHAM A J
                                                                            HOSE/CLAMP COMBINATION AND A
                                                                            HOSE/CLAMP ASSEMBLY PRODUCED
                                                                            THEREBY

DN1997-111 USA  6390165 05/21/02  05/20/17  Tire OTR, Farm,            GTR  TIRE WITH IMPROVED CARCASS PLY RAYMAN W E
                                             Aircraft, Specialty            TURNUP CONFIGURATION

DN2000-028 USA  6401783 06/11/02  04/12/20  Engineering Components,    GTR  TWO DRUM TURRET FOR TIRE       LAMMLEIN R A JR; HART J M
                                            Processe                        BUILDING


DN2001-036 USA  6402077 06/11/02  02/14/21  Engineering Components,    GTR  WINDER WITH VARIABLE TENSION   VARGO R D; VOGLIANO R H
                                            Processe                        ZONES

DN1998-010 USA  6408909 06/25/02  05/11/20  Tire-Passenger & Truck     GTR  RADIAL RUNFLAT PASSENGER TIRE  NGUYEN G V
                                                                            WITH IMPROVED TREAD CONTOUR
                                                                            WITH DECOUPLING GROOVES

DN2000-176 USA  6416013 07/09/02  09/15/20  Engineering Components,    GTR  SELF-ALIGNING SPOOL AND METHOD BENZING J A II
                                            Processe                        FOR STORING STRIP COMPONENTS

                              MATERIAL U.S. PATENTS

 DOCKET         PATENT   GRANT   EXPIRATION
 NUMBER    CTY  NUMBER    DATE      DATE             CLIENT           OWNER             TITLE                      INVENTORS
---------- ---- ------- -------- ---------- ------------------------- ----- ------------------------------- ------------------------
DN1997-237 USA  6422733 07/23/02  04/20/20  Engineering Components,   GTR   INTERNAL MIXER WITH WIDE        ADAMS J R; CAIN W J;
                                            Processe                        THROAT AND WEAR PLATES          FELITSKY R M; WATTS W A

DN1998-205 USA  6427728 08/06/02  12/14/19  Engineered Products       GTR   CONVEYOR BELTING WITH           MAGUIRE D J; YU J Z;
                                                                            REINFORCING FABRIC FORMED FROM  ANDRESEN F P
                                                                            THREE INTERLACED LAYERS

DN1998-182 USA  6427742 08/06/02  11/02/18  Tire-Passenger & Truck    GTR   PNEUMATIC TIRE HAVING SPECIFIED OARE T R; HUGHES E D
                                                                            BEAD STRUCTURE

DN1998-072 USA  6439283 08/27/02  07/18/20  Tire-Passenger & Truck    GTR   RUNFLAT TIRE WITH TREAD         PAONESSA A C; SELOOVER
                                                                            STIFFENING MEMBER               M H; ROWEDER S C; ALLEN
                                                                                                            W D; BECK J J JR

DN2000-008 USA  6443201 09/03/02  06/13/20  Tire-Passenger & Truck    GTR   PNEUMATIC TIRE WITH EXTENDED    COLANTONIO L L D;
                                                                            LOAD CARRYING CAPACITY          PHILPOTT F; NGUYEN G V;
                                                                                                            ROESGEN A E F

DN2000-093 USA  6450223 09/17/02  05/23/20  Tire-Passenger & Truck    GTR   PNEUMATIC TIRE HAVING IMPROVED  LANDERS S P; RATLIFF B J
                                                                            WET TRACTION                    JR; MILLER C D; CLARK
                                                                                                            J K

DN1999-284 USA  6453961 09/24/02  06/01/20  Tire-Passenger & Truck    GTR   VARIABLE-STIFFNESS WEDGE INSERT COLANTONIO L L D;
                                                                            FOR RUNFLAT TIRE                ROESGEN A E F;
                                                                                                            CORVASCE F G

DN1997-190 USA  6460588 10/08/02  09/26/17  Tire Fabric & Fiber       GTR   PEN REINFORCEMENT FOR RUBBER    WESTGATE W K; SYKORA J C
                                            Reinforcement                   COMPOSITES

DN2000-036 USA  6465560 10/15/02  02/14/20  Tire Compounding          GTR   TIRE WITH TREAD OF SPATIALLY    ZANZIG D J; PUHALA A S
                                                                            DEFINED ELASTOMER COMPOSITION

DN2001-149 USA  6478387 11/12/02  07/13/21  Tire OTR, Farm,           GTR   HEAVY DUTY DUAL TIRE ASSEMBLY   RAYMAN W E
                                            Aircraft, Specialty

DN1997-144 USA  6481479 11/19/02  01/06/20  Tire OTR, Farm,           GTR   HIGH ASPECT AGRICULTURAL        WEED D B; SHORTER
                                            Aircraft, Specialty             OR OFF-ROAD TIRE                A C; BISHEL S G

DN1996-103 USA  6481480 11/19/02  06/07/16  Tire-Passenger & Truck    GTR   CONVERTIBLE TREAD FOR A         SCHUSTER D E; SERICH J J
                                                                            RADIAL TRUCK OR TRAILER
                                                                            TIRE

DN2000-049 USA  6487900 12/03/02  04/28/20  Tire-Passenger & Truck    GTR   METHOD OF TIRE BEAD FLANGE     LEE C-C
                                                                            PROFILING

DN1999-291 USA  6489415 12/03/02  12/05/20  Compound Technology       GTR   PROCESS FOR SYNTHESIZING       HSU W-L; HALASA A F
                                                                            TRANS-1,4-POLYBUTADIENE
                                                                            PROVISIONAL FILED 31DE1999

DN2000-163 USA  6491076 12/10/02  10/23/20  Tire-Passenger & Truck    GTR   TRIANGULAR BEAD CONFIGURATION   COLANTONIO L L D;
                                                                            FOR PNEUMATIC TIRE WITH         ROESGEN A E F; PHILPOTT
                                                                            EXTENDED LOAD CARRYING CAPACITY F; NGUYEN G V

DN1998-075 USA  6497834 12/24/02  04/21/18  Engineering Components,   GTR   FLOW CHANNEL BLOCK AND METHOD   VARGO R D; BURG G R
                                            Processe                        OF MAKING

DN2001-186 USA  6498967 12/24/02  01/25/22  Tire-Passenger & Truck    GTR   A TIRE INITIATED VEHICLE        HOPKINS W M; LANDERS S
                                                                            CONTROL SYSTEM PROVISION        P; ROTH S F
                                                                            FILED 10SE2001

DN1998-212 USA  6499980 12/31/02  12/16/18  Engineering Components,   GTR   AUTOMATED GREEN TIRE CONVEYANCE FLEDDERJOHANN P F;
                                            Processe                        SYSTEM                          ElZENZIMMER G W; MCKEE
                                                                                                            D J

DN1998-148 USA  6510617 01/28/03  08/26/18  Engineered Products       GTR   BELT ELONGATION MEASUREMENT     GERDES B J; DEBUS J W
                                                                            DEVICE

DN1998-161 USA  6524416 02/25/03  10/20/18  Engineering Components,   GTR   STRESS NEUTRALIZATION OF AN     KUBINSKI D C; SMITH M W
                                            Processe                        APEX FILLER FOR A TIRE BEAD
                                                                            SUBASSEMBLY

                             MATERIAL U.S. PATENTS

  DOCKET          PATENT   GRANT   EXPIRATION
  NUMBER     CTY  NUMBER    DATE      DATE           CLIENT        OWNER             TITLE                        INVENTORS
----------- ----- ------- -------- ---------- -------------------- ----- ------------------------------  -------------------------
DN1999-059   USA  6530405 03/11/03  03/02/19  Tire-Passenger &      GTR  ON/OFF-ROAD TREAD               BROWN S C; KOLOWSKI M
                                              Truck                                                      A; MAXWELL P B; RATLIFF
                                                                                                         B J JR

DN2002-017   USA  6530609 03/11/03  02/05/22  Engineered Products   GTR  HOSE AND CLAMP ASSEMBLY         CHATTERTON A M

DN1998-226   USA  6533891 03/18/03  02/03/19  Engineering           GTR  BUTT SPLICING OF ELASTOMERIC    KUBINSKI D C
                                              Components, Processe       SHEETS

DN1999-045   USA  6546984 04/15/03  03/12/19  Engineering           GTR  TIRE BEAD AND ITS METHOD OF     GOLIGHTLY R W
                                              Components, Processe       MANUFACTURE

DN1999-047   USA  6554934 04/29/03  03/10/19  Engineered Products   GTR  PREFORMED STRIP AND METHOD FOR  STEVEN R B; MAGUIRE D
                                                                         SPLICING CONVEYOR BELTS         J; LEDERER S A; HEAD W
                                                                                                         J; GEHRETT L J; BENZING
                                                                                                         J A II

DN2001-067   USA  6561241 05/13/03  04/23/21  Tire OTR, Farm,       GTR  TWO PIECE TIRE WITH IMPROVED    RAYMAN W E
                                              Aircraft, Specialty        TIRE TREAD BELT AND CARCASS

DN2001-228   USA  6584836 07/01/03  12/10/21  Testing, Evaluation,  GTR  BIAS METHOD FOR IDENTIFYING     SHTEINHAUZ G D;
                                              Computer                   AND REMOVING MACHINE            JOHANNING G S
                                                                         CONTRIBUTION TO TEST DATA

DN1999-060   USA  6592704 07/15/03  03/03/19  Engineering           GTR  FORMING SPLICE JOINTS FOR       BENZING J A II
                                              Components, Processe       ELASTOMERIC MATERIALS

DN2002-044   USA  6619357 09/16/03  04/24/22  Tire-Passenger &      GTR  BELT PACKAGE FOR SUPER SINGLE   GILLARD J-M; HELT J-N;
                                              Truck                      TRUCK TIRES                     BAWIN C JMR

DN1999-063   USA  6630045 10/07/03  03/25/19  Engineering           GTR  COMBINED BEAD LOADING AND APEX  ROEDSETH J K
                                              Components, Processe       APPLICATION SYSTEM

DN2001-177   USA  6648041 11/18/03  08/31/21  Tire OTR, Farm,       GTR  AIRCRAFT TIRE WITH IMPROVED     UEYOKO K
                                              Aircraft, Specialty        BEAD STRUCTURE

DN2000-218   USA  6655430 12/02/03  11/09/20  Tire OTR, Farm,       GTR  LOW PRESSURE TIRE WITH A LOW    HOPKINS W M; LUKICH L
                                              Aircraft, Specialty        ANGLE RESTRICTOR BELT           T; WAIBEL T J

DN1999-126   USA  6689247 02/10/04  07/21/19  Engineered Products   GTR  PREFORMED STRIP AND METHOD      STEVEN R B; BROWN H C
                                                                         FOR SPLICING CONVEYOR BELTS

DN1999-047   USA  6695133 02/24/04  03/10/19  Engineered Products   GTR  PREFORMED STRIP AND METHOD      STEVEN R B; MAGUIRE D
                                                                         FOR SPLICING CONVEYOR BELTS     J; LEDERER S A; HEAD W
                                                                                                         J; GEHRETT L J; BENZING
                                                                                                         J A II

DN2001-154   USA  6701968 03/09/04  08/02/21  Engineered Products   GTR  FLEXIBLE PVC HELICAL HOSE       BOLONHEZI M
                                                                         PROVISIONAL FILED 02AU2001

DN2002-015   USA  6702977 03/09/04  01/28/22  Engineering           GTR  EXPANDABLE BEAD MOLDING RING    GIRARD J-C; KASPER B A
                                              Components, Processe       FOR A TIRE MOLD

DN2001-124   USA  6755105 06/29/04  06/01/21  Engineering           GTR  METHOD AND APPARATUS FOR        DOWNING D R
                                              Components, Processe       CUTTING ELASTOMERIC MATERIALS
                                                                         AND THE ARTICLE MADE BY THE
                                                                         METHOD

DN1999-061   USA  6761198 07/13/04  03/02/19  Tire Compounding      GTR  PNEUMATIC TIRE HAVING LUG AND   ZANZIG D J; BEZILLA B M
                                                                         GROOVE CONFIGURATION EXTENDING  JR; SANDSTROM P H
                                                                         FROM TREAD OVER AT LEAST 30
                                                                         PERCENT OF SIDEWALL

                              MATERIAL U.S. PATENTS

  DOCKET          PATENT   GRANT   EXPIRATION
  NUMBER     CTY  NUMBER    DATE      DATE           CLIENT        OWNER             TITLE                        INVENTORS
----------- ----- ------- -------- ---------- -------------------- ----- ------------------------------- ---------------------------
DN2001-175   USA  6769468 08/03/04  09/21/21  Engineering           GTR  TIRE BUILDING DRUM HAVING       CURRIE W D; REDING E;
                                              Components, Processe       EXPANDABLE CENTER SECTION AND   ROEDSETH J K
                                                                         INDEPENDENTLY EXPANDABLE BEAD
                                                                         LOCK ASSEMBLIES IN THE END
                                                                         SECTIONS

DN2003-037   USA  6772626 08/10/04  03/31/23  Engineering           GTR  APPARATUS AND METHOD FOR        ENGEL J; SANNA E; BLOCK J M
                                              Components, Processe       MEASURING TIRE BALANCE ON A
                                                                         FORCE VARIATION MACHINE

DN2001-164   USA  6793752 09/21/04  09/21/21  Engineering           GTR  PRECISION LONGITUDINAL          LEMAIRE M; ROEDSETH J K;
                                              Components, Processe       REGISTRATION OF TIRE BUILDING   CORNET F
                                                                         DRUM TO AUTOMATED TIRE BUILDING
                                                                         SYSTEM WORK STATION

DN2002-217   USA  6799618 10/05/04  12/18/22  Tire Fabric & Fiber   GTR  PNEUMATIC TIRE HAVING AN        REUTER R F; SCHMITZ F;
                                              Reinforcement              OVERLAY REINFORCEMENT           IMHOFF S J A; DONCKELS Y

DN2001-183   USA  6799815 10/05/04  05/12/19  Engineered Products   GTR  COLD ENVIRONMENT ENDLESS RUBBER KRISHNAN R M; LUKICH L T;
                                                                         TRACK AND VEHICLE CONTAINING    RODGERS M B; BEERY R E;
                                                                         SUCH TRACK PROVISIONAL FILED    RABATIN G C
                                                                         12SE2001

DN2002-211   USA  6843744 01/18/05  12/19/22  Engineered Products   GTR  SPLICING JOINT AND METHOD FOR   GREGG M J W; NGUYEN H X
                                                                         SYNCHRONOUS DRIVE BELT

DN2001-180   USA  6855082 02/15/05  08/06/22  Engineered Products   GTR  POWER TRANSMISSION BELT         MONCRIEF D B; STORK D M
                                                                         PROVISIONAL FILED 06SE2001

DN2002-044   USA  6868882 03/22/05  04/24/22  Tire-Passenger &      GTR  BELT PACKAGE FOR SUPER SINGLE   GILLARD J-M; HELT J-N;
                                              Truck                      TRUCK TIRES                     BAWIN C J M R

DN2003-054   USA  6896021 05/24/05  03/31/23  Tire-Passenger &      GTR  TIRE BEAD GEOMETRY              KACHNER M D; GOBINATH T;
                                              Truck                                                      WINTER D L; KING K S;
                                                                                                         KULTON M C; ROMAN J P;
                                                                                                         BIRT J A; BRAYER R R; LEE
                                                                                                         C-C; LOSEY R A

DN2003-097   USA  7028733 04/18/06  12/31/23  Tire-Passenger &      GTR  PNEUMATIC TIRE HAVING           RATLIFF B J JR
                                              Truck                      CIRCUMFERENTIALLY EXTENDING RIB
                                                                         WITH CHAMFERS

DN2003-096   USA  7143798 12/05/06  12/31/23  Tire-Passenger &      GTR  PNEUMATIC TIRE HAVING TREAD     RATLIFF B J JR
                                              Truck                      WITH AXIALLY ADJACENT BLOCK
                                                                         CHAMFER AND RIB CHAMFER

DN2003-182   USA  7143799 12/05/06  03/23/24  Tire-Passenger &      GTR  THREE-DIMENSIONAL SIPES FOR     COLLETTE J J M V; MANNE P
                                              Truck                      TREADS                          M; DOMANGE A;
                                                                                                         BRIEY-TERLINDEN P D

1990-202     USA  D334360 03/30/93  03/30/07  Tire Designs          GTR  EAGLE GS-N - TREAD FOR A        GRAAS M; DEWIT E
                                                                         PNEUMATIC TIRE

1990-246     USA  D334361 03/30/93  03/30/07  Tire Designs          GTR  G267 - TREAD FOR A PNEUMATIC    CROISSANT B
                                                                         TIRE

1989-372     USA  D334909 04/20/93  04/20/07  Tire Designs          GTR  EAGLE GSC - TREAD FOR A         BRAYER R R; CROYLE W L;
                                                                         PNEUMATIC TIRE                  GRAAS M

1991-115     USA  D335842 05/25/93  05/25/07  Tire Designs          GTR  G-171 - TIRE TREAD               BAUS A E J; SCHUSTER D E

1991-042     USA  D336065 06/01/93  06/01/07  Tire Designs          GTR  G186 ALT - TIRE TREAD           PATEL A U

                              MATERIAL U.S. PATENTS

  DOCKET          PATENT   GRANT   EXPIRATION
  NUMBER     CTY  NUMBER    DATE      DATE           CLIENT        OWNER             TITLE                        INVENTORS
----------- ----- ------- -------- ---------- -------------------- ----- ------------------------------- ---------------------------
1991-043     USA  D336453 06/15/93  06/15/07  Tire Designs          GTR  G386 - TIRE TREAD               PATEL A U

1989-252     USA  D338179 08/10/93  08/10/07  Tire Designs          GTR  WRANGLER AP - TIRE TREAD        MILLER F W; LAWRENCE J
                                                                                                         K; PAN E D-R

1990-141     USA  D338437 08/17/93  08/17/07  Tire Designs          GTR  G22 - TIRE TREAD                MAXWELL P B; HAMMOND P S;
                                                                                                         EGAN W E; COVERT D E

1991-342     USA  D340436 10/19/93  10/19/07 Tire Designs           GTR  G177 UNISTEEL - DESIGN FOR A    BAUS A E J
                                                                         TIRE TREAD

1991-302     USA  D340683 10/26/93  10/26/07  Tire Designs          GTR  STINNES POWER VAN S3000 - TIRE  HITZKY L J; SCHEUREN D
                                                                         TREAD

1991-041     USA  D340891 11/02/93  11/02/07  Tire Designs          GTR  ECOTRAC [FULDA] - TIRE TREAD    PATEL A U

1991-248     USA  D340892 11/02/93  11/02/07  Tire Designs          GTR  G314 - DESIGN FOR A TIRE TREAD  LOEFFLER R L

1989-372     USA  D342224 12/14/93  12/14/07  Tire Designs          GTR  EAGLE GSC - TREAD FOR A         BRAYER R R; CROYLE W L;
                                                                         PNEUMATIC TIRE                  GRAAS M
1991-323     USA  D342705 12/28/93  12/28/07  Tire Designs          GTR  GT80 - TIRE TREAD               GRAAS M

1992-257     USA  D344049 02/08/94  02/08/08  Tire Designs          GTR  WORKHORSE EXTRA GRIP - TIRE     BROWN S C; TRARES K C;
                                                                         TREAD                           MILLER F W; GILLIAM D W;
                                                                                                         SCARPITTI A J; HOANG A N;
                                                                                                         KOLOWSKI M A; MONTAG S D

1992-391     USA  D344052 02/08/94  02/08/08  Tire Designs          GTR  GOODYEAR WEATHERHANDLER - TIRE  ATTINELLO J S; FREYGANG D
                                                                         TREAD                           G; ANDERSON N D; LANDERS
                                                                                                         S P

1990-444     USA  D344054 02/08/94  02/08/08  Tire Designs          GTR  AQUATRED - TREAD FOR A          ATTINELLO J S; GLOVER W
                                                                         PNEUMATIC TIRE                  E; LANDERS S P; MAXWELL P B

1991-456     USA  D344056 02/08/94  02/08/08  Tire Designs          GTR  STEELMARK K - TIRE TREAD        GRAAS M; VAN TUYL J H

1992-090     USA  D344477 02/22/94  02/22/08  Tire Designs          GTR  G-26 - TIRE TREAD               LARDO C

1992-027     USA  D344478 02/22/94  02/22/08  Tire Designs          GTR  GT+4A - TIRE TREAD              CONSOLACION R E; BRAYER R R

1992-261     USA  D344918 03/08/94  03/08/08  Tire Designs          GTR  EAGLE AQUATRED - AQUATREAD      GRAAS M
                                                                         CONCEPT RD712

1991-520     USA  D345131 03/15/94  03/15/08  Tire Designs          GTR  CT266 [HI-MILER] - TIRE TREAD   BAUS A E J; ELS R T

1992-423     USA  D345722 04/05/94  04/05/08  Tire Designs          GTR  CARGO VECTOR - TIRE TREAD       HITZKY L J; LARDO C

1989-616     USA  D346142 04/19/94  04/19/08  Tire Designs          GTR  EAGLE GT+4; EAGLE RSA - DESIGN  CONSOLACION R E; BRAYER R R
                                                                         FOR A TIRE TREAD

1992-028     USA  D346774 05/10/94  05/10/08  Tire Designs          GTR  GT+4(D) - TIRE TREAD            BRAYER R R; CONSOLACION R E

1992-121     USA  D346993 05/17/94  05/17/08  Tire Designs          GTR  TI 3  IRRIGATION - DESIGN FOR   BONKO M L; LOPP L C JR
                                                                         A TIRE

1991-511     USA  D347811 06/14/94  06/14/08  Tire Designs          GTR  [CARGO] G24 - TIRE TREAD        LABBE C; LARDO C

1987-138     USA  D347814 06/14/94  06/14/08  Tire Designs          GTR  GT4D - DESIGN FOR A TIRE TREAD  BRAYER R R

1992-209     USA  D348241 06/28/94  06/28/08  Tire Designs          GTR  GT2 - TIRE TREAD                GRAAS M; HEINEN R;
                                                                                                         KLEPPER A A Z S

1990-316     USA  D349080 07/26/94  07/26/08  Tire Designs          GTR  G362 - TREAD FOR A PNEUMATIC    LOSER R P
                                                                         TIRE

1992-474     USA  D350092 08/30/94  08/30/08  Tire Designs          GTR  EAGLE GT II - TIRE TREAD        BRAYER R R; CONSOLACION
                                                                                                         R E; GRAAS M; ROBINSON B A

1992-161     USA  D350098 08/30/94  08/30/08  Tire Designs          GTR  REGATTA - TIRE TREAD            ATTINELLO J S; GLOVER W E

                              MATERIAL U.S. PATENTS

  DOCKET          PATENT   GRANT   EXPIRATION
  NUMBER     CTY  NUMBER    DATE      DATE           CLIENT        OWNER             TITLE                       INVENTORS
----------- ----- ------- -------- ---------- -------------------- ----- ------------------------------ ----------------------------
1992-403     USA  D350715 09/20/94  09/20/08  Tire Designs          GTR  G32 - TIRE TREAD               LABBE C; LARDO C

1992-155     USA  D350716 09/20/94  09/20/08  Tire Designs          GTR  EAGLE F-1 - TIRE TREAD         BELL P W; GAMMON N A;
                                                                                                        SCHMALIX C K; WEBER M J

1993-003     USA  D350719 09/20/94  09/20/08  Tire Designs          GTR  RADIAL SPORT - TIRE TREAD      GRAAS M; MAITRE B P

1991-458     USA  D351368 10/11/94  10/11/08  Tire Designs          GTR  FULDA KRISTALL 3000 - TIRE     GRAAS M; VAN TUYL J H
                                                                         TREAD

1992-317     USA  D352018 11/01/94  11/01/08  Tire Designs          GTR  CLASSIC 75 - TIRE TREAD        ROBERT M P C; VEREECKEN H
                                                                                                        J A

1992-220     USA  D352489 11/15/94  11/15/08  Tire Designs          GTR  EAGLE NCT-3 - TIRE TREAD       BRENY M A; GRAAS M; POWELL
                                                                                                        K J

1993-187     USA  D355151 02/07/95  02/07/09  Tire Designs          GTR  G314 RETREAD - TIRE TREAD      HAGMAIER R A

1992-444     USA  D355152 02/07/95  02/07/09  Tire Designs          GTR  WRANGLER RT/S - TIRE TREAD     BRIGHTWELL R A; GALANTE R
                                                                         AND BUTTRESS                   L; LEGGE K C; WAIBEL T J

1992-287     USA  D360858 08/01/95  08/01/09  Tire Designs          GTR  EAGLE LS - TIRE TREAD          BRAYER R R; ROBINSON B A;
                                                                                                        WEIMER A F

1993-165     USA  D360859 08/01/95  08/01/09  Tire Designs          GTR  SPECTRA - TIRE TREAD           ATTINELLO J S; GLOVER W E;
                                                                                                        REID K A

1993-436     USA  D360864 08/01/95  08/01/09  Tire Designs          GTR  UG300 ULTRA GRIP 300 - TIRE    MUNSTER J C M; VAN TUYL J H
                                                                         TREAD

1993-435     USA  D361966 09/05/95  09/05/09  Tire Designs          GTR  STEELMARK 400 - TIRE TREAD     GRAAS M; MUNSTER J C M; VAN
                                                                                                        TUYL J H

1993-438     USA  D362420 09/19/95  09/19/09  Tire Designs          GTR  ULTRA GRIP 400 UG400 - TlRE    HEINEN R; MUNSTER J C M
                                                                         TREAD

1994-037     USA  D364367 11/21/95  11/21/09  Tire Designs          GTR  GT2 - TIRE TREAD               KLEPPER A A Z S; MAITRE B P

1993-408     USA  D364368 11/21/95  11/21/09  Tire Designs          GTR  SAFARI OTR - TIRE TREAD        VAN DER MEER A; LARDO C

1992-296     USA  D365051 12/12/95  12/12/09  Tire Designs          GTR  EAGLE GA - TIRE TREAD          BRAYER R R; GRAAS M;
                                                                                                        ROBINSON B A; WEIMER A F

1993-251     USA  D365062 12/12/95  12/12/09  Tire Designs          GTR  EAGLE NCT - TIRE TREAD         POWELL K J

1993-401     USA  D365065 12/12/95  12/12/09  Tire Designs          GTR  WRANGLER AP - TIRE TREAD       GALANTE R L; WINDHAM T D;
                                                                         AND BUTTRESS                   WAIBEL T J

1994-224     USA  D365794 01/02/96  01/02/10  Tire Designs          GTR  EAGLE F1- TIRE TREAD           WEBER M J; SCHMALIX C K;
                                                                                                        BELL P W; GAMMON N A;
                                                                                                        MCELFRESH J J

1993-447     USA  D366858 02/06/96  02/06/10  Tire Designs          GTR  CONQUEST - TIRE TREAD          ATTINELLO J S; GRAAS M;
                                                                                                        SUNDKVIST K E

1993-080     USA  D367447 02/28/96  02/28/10  Tire Designs          GTR  G357 - TIRE TREAD              HAMMOND P S; LOEFFLER R L;
                                                                                                        YOUNG D L

1993-312     USA  D367450 02/27/96  02/27/10  Tire Designs          GTR  TRACKER - TIRE TREAD           KOLOWSKI M A; MILLER F W;
                                                                                                        SCHAD H H JR

1994-009     USA  D367454 02/27/96  02/27/10  Tire Designs          GTR  WRANGLER HP -TIRE TREAD        VAN DER MEER A; LARDO C

1993-148     USA  D367455 02/27/96  02/27/10  Tire Designs          GTR  G286 - TIRE TREAD              HERBERGER J R SR; SCHUSTER
                                                                                                        D E

1994-212     USA  D370197 05/28/96  05/28/10  Tire Designs          GTR  EAGLE DIPLOMAT FOR             GRAAS M; VAN TUYL J H
                                                                         GOODYEAR AND AS POWER
                                                                         3000GT FOR CBI STINNES
                                                                         TIRE TREAD DESIGN

1992-440     USA  D370439 06/04/96  06/04/10  Tire Designs          GTR  DUNLOP SP360 - TIRE            FEIDER G G; GILLARD J-M;
                                                                         TREAD                          MULLER E P M; SCHEUREN D

                              MATERIAL U.S. PATENTS

  DOCKET          PATENT   GRANT   EXPIRATION
  NUMBER     CTY  NUMBER    DATE      DATE           CLIENT        OWNER             TITLE                       INVENTORS
----------- ----- ------- -------- ---------- -------------------- ----- ------------------------------ ----------------------------
1994-084     USA  D370648 06/11/96  06/11/10  Tire Designs          GTR  TRACKER ST - TREAD FOR A       ROONEY T M
                                                                         TIRE

1993-447     USA  D373338 09/03/96  09/03/10  Tire Designs          GTR  CONQUEST - TIRE TREAD          ATTINELLO J S; GRAAS M;
                                                                                                        SUNDKVIST K E

1993-447     USA  D373556 09/10/96  09/10/10  Tire Designs          GTR  CONQUEST - TIRE TREAD          ATTINELLO J S; GRAAS M;
                                                                                                        SUNDKVIST K E

1994-358     USA  D379340 05/20/97  05/20/11  Tire Designs          GTR  EAGLE RH - TIRE TREAD          CONSOLACION R E; GRABO K E

1994-287     USA  D379444 05/27/97  05/27/11  Tire Designs          GTR  ULTRA GRIP 5 UG5 - TIRE        GRAAS M; MUNSTER J C M
                                                                         TREAD

1994-363     USA  D379447 05/27/97  05/27/11  Tire Designs          GTR  TRAMP 4X4 YUKON - TIRE         LABBE C; LARDO C
                                                                         TREAD

DN1996-064   USA  D379448 05/27/97  05/27/11  Tire Designs          GTR  KRISTALL GRAVITO - TIRE        GRAAS M; HEINEN R
                                                                         TREAD

1994-288     USA  D379449 05/27/97  05/27/11  Tire Designs          GTR  KRISTALL ROTEGO - TIRE         GRAAS M; MUNSTER J C M
                                                                         TREAD DESIGN

1995-002     USA  D379785 06/10/97  06/10/11  Tire Designs          GTR  WRANGLER RT/2 - TIRE TREAD     GALANTE R L; LEGGE K C;
                                                                         AND BUTTRESS                   WAIBEL T J

1995-322     USA  D379786 06/10/97  06/10/11  Tire Designs          GTR  WRANGLER APT - TIRE TREAD      BROWN S C; ROHWEDER E E;
                                                                                                        KOLOWSKI M A; MILLER F W

1995-036     USA  D379789 06/10/97  06/10/11  Tire Designs          GTR  G302 - TIRE TREAD              SCHUSTER D E; HERMANN R
                                                                                                        J; NELSON R B; LOEFFLER R L

DN1996-063   USA  D379791 06/10/97  06/10/11  Tire Designs          GTR  WINTERMARK 5 - TIRE TREAD      HEINEN R; KLEPPER A A Z S

DN1996-001   USA  D380427 07/01/97  07/01/11  Tire Designs          GTR  INTEGRITY - TIRE TREAD         HUBBELL D R JR

DN1996-049   USA  D380715 07/08/97  07/08/11  Tire Designs          GTR  G244 MSD - TIRE TREAD          HARRIS R T; ROLLINGS R B;
                                                                                                        SCHUSTER D E; SCHEUREN D;
                                                                                                        HARDEN R W JR
1995-125     USA  D380717 07/08/97  07/08/11  Tire Designs          GTR  WRANGLER AQUATRED SUCCESSOR    ROHWEDER E E; MILLER F W;
                                                                         - TIRE TREAD                   KOLWOSKI M A; BROWN S C

DN1996-048   USA  D381606 07/29/97  07/29/11  Tire Designs          GTR  OLYMPIC MARATHON - TIRE        GRAAS M; BRENY M A;
                                                                         TREAD                          VILLAMIZAR W U J;
                                                                                                        VEREECKEN H J A

1995-155     USA  D382520 08/19/97  08/19/11  Tire Designs          GTR  DIADEM DIRIGO - TIRE TREAD     HARPES P; HEINEN R;
                                                                                                        KLEPPER A A Z S

1994-359     USA  D382521 08/19/97  08/19/11  Tire Designs          GTR  EAGLE GPS - TIRE TREAD         CONSOLACION R E; GRABO K E

1995-186     USA  D383422 09/09/97  09/09/11  Tire Designs          GTR  CONQUEST GA - TIRE TREAD       KUNOS A A; BUENGER J R;
                                                                                                        SUNDKVIST K E; DOUDS D E

DN1996-085   USA  D383424 09/09/97  09/09/11  Tire Designs          GTR  EAGLE F-1 GS - TIRE TREAD      CROYLE W L

DN1996-051   USA  D383427 09/09/97  09/09/11  Tire Designs          GTR  ULTRA TORQUE - TRACTOR TIRE    BONKO M L

DN1996-005   USA  D383714 09/16/97  09/16/11  Tire Designs          GTR  CARAT ASSURO - TIRE TREAD      GRAAS M; EICHER M J; VAN
                                                                                                        TUYL J H

DN1996-120   USA  D383718 09/16/97  09/16/11  Tire Designs          GTR  CARAT EXTREMO - TIRE TREAD     GRAAS M; EICHER M J; VAN
                                                                                                        TUYL J H

DN1996-138   USA  D384308 09/30/97  09/30/11  Tire Designs          GTR  VECTOR 3 - TIRE TREAD          HEINEN R

1994-257     USA  D384309 09/30/97  09/30/11  Tire Designs          GTR  VECTOR 3 - TIRE TREAD          HEINEN R

DN1996-100   USA  D384312 09/30/97  09/30/11  Tire Designs          GTR  EAGLE TOURING ENCT3 - TIRE     POWELL K J; VILLAMIZAR W U J
                                                                         TREAD

DN1996-156   USA  D384314 09/30/97  09/30/11  Tire Designs          GTR  EAGLE VECTOR - TIRE TREAD      HEINEN R

                              MATERIAL U.S. PATENTS

  DOCKET         PATENT    GRANT    EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE          CLIENT       OWNER              TITLE                        INVENTORS
----------  ---  -------  --------  ----------  ----------------  -----  -----------------------------  ----------------------------
DN1996-128  USA  D384612  10/07/97   10/07/11   Tire Designs       GTR   G397 - TIRE TREAD              YOUNG D L; SEVART J L

DN1996-098  USA  D384620  10/07/97   10/07/11   Tire Designs       GTR   ECO CONTROL - TIRE TREAD       GILLARD J-M; FEIDER G G;
                                                                                                        ALIE J. C

1995-306    USA  D384920  10/14/97   10/14/11   Tire Designs       GTR   G443 - TIRE TREAD DESIGN       DEBARSY O

DN1996-152  USA  D385234  10/21/97   10/21/11   Tire Designs       GTR   G169 -TIRE TREAD               YOUNG A G

DN1996-016  USA  D386132  11/11/97   11/11/11   Tire Designs       GTR   POS-A-TRACTION                 VILLAMIZAR W U J; BRENY M A;
                                                                         [REMINGTON] - TIRE TREAD       VEREECKEN H J A; GRAAS M

DN1996-187  USA  D386135  11/11/97   11/11/11   Tire Designs       GTR   G-159A - TIRE TREAD            MAXWELL P B

DN1996-078  USA  D386470  11/18/97   11/18/11   Tire Designs       GTR   MAXIMA BT - TIRE TREAD         SCHEUREN D; ROBERT M P C

DN1996-095  USA  D386471  11/18/97   11/18/11   Tire Designs       GTR   INTREPID - TIRE TREAD          ATTINELLO J S

DN1996-001  USA  D386730  11/25/97   11/25/11   Tire Designs       GTR   INTEGRITY - TIRE TREAD         HUBBELL D R JR

1994-257    USA  D387714  12/16/97   12/16/11   Tire Designs       GTR   EAGLE VECTOR -TIRE TREAD       HEINEN R

DN1996-214  USA  D387717  12/16/97   12/16/11   Tire Designs       GTR   ESA SUPERGRIP 5 M AND S        HEINEN R
                                                                         - TIRE TREAD

DN1997-001  USA  D388030  12/23/97   12/23/11   Tire Designs       GTR   G149 -TIRE TREAD               SCHUSTER D E

DN1996-188  USA  D388033  12/23/97   12/23/11   Tire Designs       GTR   OMNITRAC MSD G201 -            SCHEUREN D;
                                                                         TIRE TREAD                     CAZIN-BOURGUIGNON J-F;
                                                                                                        ROBERT M P C; DE BARSY O

DN1996-252  USA  D388034  12/23/97   12/23/11   Tire Designs       GTR   TIRE TREAD (RMT                LE P T; COLLETTE J M X J
                                                                         REGIONAL DRIVE MCT
                                                                         TREAD DESIGN RT379A)

1994-178    USA  D388035  12/23/97   12/23/11   Tire Designs       GTR   CLUB - TIRE TREAD              HEINEN R; HARPES P; KLEPPER
                                                                                                        A A Z S; CROISSANT B

DN1996-115  USA  D388036  12/23/97   12/23/11   Tire Designs       GTR   CARGO G49 - TIRE TREAD         LABBE C; LARDO C

DN1996-007  USA  D388037  12/23/97   12/23/11   Tire Designs       GTR   WRANGLER AT/S - TIRE           ROHWEDER E E; MILLER F W;
                                                                         TREAD                          KOLOWSKI M A; BROWN S C;
                                                                                                        MAXWELL P B

DN1996-239  USA  D388040  12/23/97   12/23/11   Tire Designs       GTR   C113 - TIRE TREAD              DE BARSY O

DN1996-155  USA  D388369  12/30/97   12/30/11   Tire Designs       GTR   CONQUEST AT - TIRE TREAD       HARDEN R W JR

DN1996-127  USA  D388370  12/30/97   12/30/11   Tire Designs       GTR   G334 LHT - TIRE TREAD          YOUNG A G; SCHUSTER D E

DN1996-017  USA  D388373  12/30/97   12/30/11   Tire Designs       GTR   KWIK-FIT CENTAUR               BRENY M A; VILLAMIZAR W U J
                                                                         SUPREME 2000; OLYMPIC
                                                                         JAVELIN; CLASSIC 70;
                                                                         DUNLOP STEELTRAK II -
                                                                         TIRE TREAD

DN1996-212  USA  D388375  12/30/97   12/30/11   Tire Designs       GTR   LEE CONQUEST SPIRIT -          HARPES P; HEINEN R
                                                                         TIRE TREAD

DN1996-241  USA  D388380  12/30/97   12/30/11   Tire Designs       GTR   STEELMARK 5 - TIRE             HARPES P; HEINEN R
                                                                         TREAD (RG027B)

DN1997-012  USA  D388381  12/30/97   12/30/11   Tire Designs       GTR   SUPER DUCARO F1 - TIRE         HEINEN R; GRAAS M
                                                                         TREAD

DN1996-116  USA  D389441  01/20/98   01/20/12   Tire Designs       GTR   MUD RUNNER (TRACKER MR)        ROONEY T M
                                                                         -ORNAMENTAL DESIGN FOR
                                                                         A TREAD FOR A TIRE

DN1996-020  USA  D389788  01/27/98   01/27/12   Tire Designs       GTR   WRANGLER AT/S WRANGLER         GALANTE R L; WINDHAM T D;
                                                                         SRT - TIRE    TREAD            NOWACKI C A; LAWRENCE J K

DN1996-226  USA  D390818  02/17/98   02/17/12   Tire Designs       GTR   G301 LHD - TIRE TREAD          DE BARSY O; SCHEUREN D;
                                                                                                        CAZIN-BOURGUIGNON J-F

                              MATERIAL U.S. PATENTS

  DOCKET         PATENT    GRANT    EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE          CLIENT       OWNER              TITLE                        INVENTORS
----------  ---  -------  --------  ----------  ----------------  -----  -----------------------------  ----------------------------
DN1997-033  USA  D391203  02/24/98   02/24/12   Tire Designs       GTR   G647 RSA - G107 RHS - TIRE     GILLARD J-M; FEIDER G
                                                                         TREAD                          G; SPAETH S M

DN1996-228  USA  D391204  02/24/98   02/24/12   Tire Designs       GTR   EAGLE SA COMFORT - TIRE TREAD  HARPES P; GRAAS M

DN1996-222  USA  D391205  02/24/98   02/24/12   Tire Designs       GTR   WRANGLER AT/D - TIRE TREAD     SCHAD H H JR; ROHWEDER
                                                                                                        E E; BROWN S C; MILLER
                                                                                                        F W; KOLOWSKI M A

DN1997-003  USA  D391209  02/24/98   02/24/12   Tire Designs       GTR   GRAND PRIX - TIRE TREAD        VILLAMIZAR W U J; GRAAS
                                                                                                        M

DN1996-118  USA  D391533  03/03/98   03/03/12   Tire Designs       GTR   CONVEO TOUR - TIRE TREAD       LABBE C; LARDO C

DN1997-049  USA  D392226  03/17/98   03/17/12   Tire Designs       GTR   CONQUEST GL [911LH5C] - TIRE   HOWALD J A; BUENGER J
                                                                         TREAD                          R; SUNDKVIST K E

DN1997-050  USA  D392605  03/24/98   03/24/12   Tire Designs       GTR   ECODRIVE 2 - TIRE TREAD        LE P T; ROBERT M P C

DN1997-036  USA  D392922  03/31/98   03/31/12   Tire Designs       GTR   CONQUEST SPORT - TIRE TREAD    HEINEN R

DN1996-017  USA  D393434  04/14/98   04/14/12   Tire Designs       GTR   KWIK-FIT CENTAUR SUPREME       BRENY M A; VILLAMIZAR W
                                                                         2000; OLYMPIC JAVELIN;         U J
                                                                         CLASSIC 70; DUNLOP STEELTRAK
                                                                         II - TIRE TREAD

DN1997-044  USA  D393435  04/14/98   04/14/12   Tire Designs       GTR   CONQUEST WINTER - TIRE TREAD   GRAAS M

DN1997-071  USA  D394029  05/05/98   05/05/12   Tire Designs       GTR   G311 LHS- TIRE TREAD           GILLARD J-M; FEIDER G G

DN1996-020  USA  D394031  05/05/98   05/05/12   Tire Designs       GTR   WRANGLER AT/S WRANGLER SRT -   GALANTE R L; WINDHAM T D;
                                                                         TIRE TREAD (THIS CASE IS A     NOWACKI C A;
                                                                         CIP OF DN1996-020)             LAWRENCE J K

DN1997-070  USA  D394034  05/05/98   05/05/12   Tire Designs       GTR   MARATHON LHS / G313 LR8 - TIRE FEIDER G G; GILLARD
                                                                         TREAD                          J-M; SPAETH S M

DN1996-085  USA  D396676  08/04/98   08/04/12   Tire Designs       GTR   EAGLE F-1 GS EMT - EAGLE F-1   CROYLE W L
                                                                         STEEL -EAGLE F-1 STEEL EMT -
                                                                         TIRE TREAD

DN1996-118  USA  D397646  09/01/98   09/01/12   Tire Designs       GTR   CONVEO TOUR - TIRE TREAD       LABBE C; LARDO C

DN1997-073  USA  D397651  09/01/98   09/01/12   Tire Designs       GTR   G359 SHS - TIRE TREAD          SCHUSTER D E

DN1997-079  USA  D397652  09/01/98   09/01/12   Tire Designs       GTR   OMNITRACT MST G203 - TIRE      LE P T; MARQUET M E J
                                                                         TREAD

DN1997-011  USA  D398890  09/29/98   09/29/12   Tire Designs       GTR   ESA TECAR CONFORT - TIRE       HARPES P; HEINEN R
                                                                         TREAD

DN1997-094  USA  D399460  10/13/98   10/13/12   Tire Designs       GTR   4EVER D660 - TIRE TREAD        ALBERT M

DN1997-151  USA  D400131  10/27/98   10/27/12   Tire Designs       GTR   FRIGO DIRECTIONAL - TIRE       GRAAS M
                                                                         TREAD

DN1997-147  USA  D400137  10/27/98   10/27/12   Tire Designs       GTR   PRESTO FURIO - TIRE TREAD      HEINEN R;
                                                                                                        BRIEY-TERLINDEN P D
DN1997-080  USA  D400140  10/27/98   10/27/12   Tire Designs       GTR   CBI H - TIRE TREAD             GRAAS M

DN1996-235  USA  D400479  11/03/98   11/03/12   Tire Designs       GTR   TREAD FOR AN INDUSTRIAL        BAUS A E J
                                                                         TRACTION TIRE

DN1997-148  USA  D400832  11/10/98   11/10/12   Tire Designs       GTR   EAGLE HP - TIRE TREAD          DIXON M H; RECKLEY S E;
                                                                                                        LACO J H; GRABO K E;
                                                                                                        GLOVER W E

DN1997-041  USA  D400833  11/10/98   11/10/12   Tire Designs       GTR   WRANGLER SR - TIRE TREAD       LEGGE K C; LOPP L C JR;
                                                                                                        LAWRENCE J K; BERGSTROM K J;
                                                                                                        MILLER F W

DN1997-196  USA  D402239  12/08/98   12/08/12   Tire Designs       GTR   G109 RHD - TIRE TREAD          LE P T; BAWIN C J M R

DN1997-197  USA  D402241  12/08/98   12/08/12   Tire Designs       GTR   EAGLE GA PLUS - TIRE TREAD     VILLAMIZAR W U J

DN1997-141  USA  D402243  12/08/98   12/08/12   Tire Designs       GTR   ULTRA GRIP ICE NAVI - TIRE     HEINEN R
                                                                         TREAD

                              MATERIAL U.S. PATENTS

  DOCKET         PATENT    GRANT    EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE          CLIENT       OWNER              TITLE                        INVENTORS
----------  ---  -------  --------  ----------  ----------------  -----  -----------------------------  ----------------------------
DN1997-163  USA  D402245  12/08/98   12/08/12   Tire Designs       GTR   IT323 [SKID STEER) -           BONKO M L; ROONEY T M
                                                                         TREAD FOR A TIRE

DN1997-214  USA  D402932  12/22/98   12/22/12   Tire Designs       GTR   METRO MCS G601 - TIRE TREAD    GILLARD J-M;
                                                                                                        COLLETTE J M X J

DN1997-205  USA  D402933  12/22/98   12/22/12   Tire Designs       GTR   4EVER S D640 AND 4EVER T       GILLARD J-M
                                                                         D670 - TIRE TREAD

DN1997-212  USA  D402937  12/22/98   12/22/12   Tire Designs       GTR   G111 RHD - TIRE TREAD          ROBERT M P C

DN1997-227  USA  D402938  12/22/98   12/22/12   Tire Designs       GTR   LE MANS A5 - TIRE TREAD        VILLAMIZAR W U J

DN1997-206  USA  D403275  12/29/98   12/29/12   Tire Designs       GTR   4 EVER B D685 - TIRE TREAD     GILLARD J-M; FEIDER G G

DN1997-018  USA  D403633  01/05/99   01/05/13   Tire Designs       GTR   TRACKER - TIRE TREAD           LEGGE K C; BERGSTROM K J;
                                                                                                        NOWACKI C A

DN1997-208  USA  D403997  01/12/99   01/12/13   Tire Designs       GTR   G105 RHS - TIRE TREAD          ALBERT M

DN1997-204  USA  D405035  02/02/99   02/02/13   Tire Designs       GTR   PRESTO - TIRE TREAD            GRAAS M

DN1998-025  USA  D405736  02/16/99   02/16/13   Tire Designs       GTR   TIRE TREAD                     BRIGHTWELL R A; MILLER F W;
                                                                                                        KULLMAN J R; NOWACKI M C;
                                                                                                        VERGINIS D

DN1998-030  USA  D405737  02/16/99   02/16/13   Tire Designs       GTR   ECOTRANS - TIRE TREAD          DE BARSY O

DN1997-148  USA  D407678  04/06/99   04/06/13   Tire Designs       GTR   EAGLE HP ULTRA, HP ULTRA       DIXON M H; RECKLEY S E;
                                                                         PLUS - TIRE TREAD              LACO J H; GRABO K E;
                                                                                                        GLOVER W E

DN1998-086  USA  D407679  04/06/99   04/06/13   Tire Designs       GTR   D121- TIRE TREAD               WEBER M J; LANDERS S P

DN1998-097  USA  D409123  05/04/99   05/04/13   Tire Designs       GTR   EAGLE VENTURA - TIRE TREAD     HEINEN R; POWELL K J;
                                                                                                        HARPES P; HENIN B M

1995-016    USA  D409535  05/11/99   05/11/13   Tire Designs       GTR   SEARS AQUAHANDLER -TIRE        ATTINELLO J S
                                                                         TREAD

DN1998-087  USA  D410218  05/25/99   05/25/13   Tire Designs       GTR   WRANGLER F1 - TIRE TREAD       HITZKY L J; LABBE C

DN1998-088  USA  D410420  06/01/99   06/01/13   Tire Designs       GTR   4EVER D-652 - TIRE TREAD       DE BARSY O

DN1998-085  USA  D412144  07/20/99   07/20/13   Tire Designs       GTR   INTEGRITY - TIRE TREAD         DEMAGALL C A; LOVELL T P;
                                                                                                        KUNOS A A

DN1998-133  USA  D412473  08/03/99   08/03/13   Tire Designs       GTR   G107 - TIRE TREAD              LE P T; COLLETTE J M X J;
                                                                                                        SPAETH S M

DN1998-098  USA  D412870  08/17/99   08/17/13   Tire Designs       GTR   REGATTA 2 - TIRE TREAD         WEBER M J; COVERT D E;
                                                                                                        LANDERS S P

1995-016    USA  D412872  08/17/99   08/17/13   Tire Designs       GTR   SEARS AQUAHANDLER -TIRE        ATTINELLO J S
                                                                         TREAD DESIGN

DN1998-118  USA  D413087  08/24/99   08/24/13   Tire Designs       GTR   ALL TERRAIN VEHICLE TREAD      ROONEY T M
                                                                         DESIGN

DN1998-132  USA  D413286  08/31/99   08/31/13   Tire Designs       GTR   NAVIGATOR GOLD - TIRE          UMSTOT D E; DIXON M H; DOM
                                                                         TREAD                          D W; PARSONS T L; LACO J H;
                                                                                                        RIFFLE R R

DN1998-138  USA  D413287  08/31/99   08/31/13   Tire Designs       GTR   WRANGLER MT/R - TIRE TREAD     BROWN S C; KOLOWSKI M A;
                                                                                                        RATLIFF B J JR

DN1998-122  USA  D413557  09/07/99   09/07/13   Tire Designs       GTR   TRACKMAN CG - TRACTION TIRE    BONKO M L

DN1998-117  USA  D413844  09/14/99   09/14/13   Tire Designs       GTR   EAGLE NCT 5 - TIRE TREAD       GRAAS M

DN1998-136  USA  D414449  09/28/99   09/28/13   Tire Designs       GTR   G372 LHD - TIRE TREAD          SCHUSTER D E

DN1998-199  USA  D415451  10/19/99   10/19/13   Tire Designs       GTR   ALLEGRA - TIRE TREAD           WEBER M J; MILLER C D;
                                                                                                        LANDERS S P; STROBLE J C

DN1998-196  USA  D415721  10/26/99   10/26/13   Tire Designs       GTR   G670RV - TIRE TREAD            ZURITA L E

                              MATERIAL U.S. PATENTS

  DOCKET         PATENT    GRANT    EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE          CLIENT       OWNER              TITLE                        INVENTORS
----------  ---  -------  --------  ----------  ----------------  -----  -----------------------------  ----------------------------
1994-360    USA  D415982  11/02/99   11/02/13   Tire Designs       GTR   EAGLE T/R - TIRE TREAD         CONSOLACION R E; GRABO K E;
                                                                                                        REID K A

DN1998-197  USA  D416216  11/09/99   11/09/13   Tire Designs       GTR   G670RV - TIRE TREAD            ZURITA L E

DN1999-009  USA  D417421  12/07/99   12/07/13   Tire Designs       GTR   VARIODRIVE - TIRE TREAD        CAZIN-BOURGUIGNON J-F; DE
                                                                                                        CONINCK P J G; ROBERT M P C

DN1999-032  USA  D418459  01/04/00   01/04/14   Tire Designs       GTR   WRANGLER D-SPORT - TIRE TREAD  GRAAS M; HITZKY L J;
                                                                                                        SIMEON A; LABBE C

DN1999-037  USA  D418785  01/11/00   01/11/14   Tire Designs       GTR   EAGLE RSA- TIRE TREAD          LOVELL T P; KUNOS A A; WEBER
                                                                                                        M J; MARAZZI E J

DN1999-007  USA  D420952  02/22/00   02/22/14   Tire Designs       GTR   SPT'S AUSTRALIAN ALL           VILLAMIZAR W U J; HEINEN R
                                                                         ROUNDER - TIRE TREAD

DN1999-006  USA  D420953  02/22/00   02/22/14   Tire Designs       GTR   G647RSS - TIRE TREAD           POLING D C

DN1999-142  USA  D423421  04/25/00   04/25/14   Tire Designs       GTR   TIRE TREAD                     YOUNG A G

DN1999-014  USA  D423422  04/25/00   04/25/14   Tire Designs       GTR   EAGLE F1 SUPERCAR -            SELOOVER M H; MARAZZI E J;
                                                                         TIRE TREAD                     DEMAGALL C A; WEBER M J

DN1999-141  USA  D425830  05/30/00   05/30/14   Tire Designs       GTR   TIRE TREAD                     YOUNG A G

DN1999-147  USA  D425831  05/30/00   05/30/14   Tire Designs       GTR   FULDA DIADEM LINERO -          HEINEN R
                                                                         TIRE TREAD

DN1999-090  USA  D426501  06/13/00   06/13/14   Tire Designs       GT3   GTS - TIRE TREAD               HEINEN R; POWELL K J;
                                                                                                        HARPES P; HENIN B M

DN1999-143  USA  D427552  07/04/00   07/04/14   Tire Designs       GTR   TIRE TREAD                     YOUNG A G

DN1999-082  USA  D427952  07/11/00   07/11/14   Tire Designs       GTR   REMINGTON/CENTENNIAL           LOEFFLER R L; WOLSKI T T;
                                                                         -TIRE TREAD                    MIYAZAKI T

DN1999-130  USA  D428368  07/18/00   07/18/14   Tire Designs       GTR   WINGFOOT APR - TIRE TREAD      HARRIS R T; BLACKISTON P K
                                                                                                        III; WILLIAMS J M JR;
                                                                                                        LACO J H

DN1999-222  USA  D428586  07/25/00   07/25/14   Tire Designs       GTR   ALL TERRAIN VEHICLE TREAD      ROONEY T M

DN1999-145  USA  D429189  08/08/00   08/08/14   Tire Designs       GTR   SAVA EFFECTA - TIRE TREAD      BOZNAR S; HEINEN R;
                                                                                                        CAMBRON A F G J M;
                                                                                                        BRIEY-TERLINDEN P D

DN1999-152  USA  D429479  08/15/00   08/15/14   Tire Designs       GTR   WRANGLER AT/S - TIRE TREAD     FIERRO A J; ROHWEDER E E;
                                                                                                        SYKORA J C; MILLER F W

DN1999-236  USA  D429666  08/22/00   08/22/14   Tire Designs       GTR   TIRE TREAD                     ROONEY T M

DN1999-259  USA  D429667  08/22/00   08/22/14   Tire Designs       GTR   O.E. INTEGRITY - TIRE TREAD    FIERRO A J; HINDI R M;
                                                                                                        GARBER G B

DN1999-182  USA  D430080  08/29/00   08/29/14   Tire Designs       GTR   CARGO ULTRA GRIP G124 -        GRAAS M; HITZKY L J
                                                                         TIRE TREAD

DN1999-257  USA  D431800  10/10/00   10/10/14   Tire Designs       GTR   ULTRA GRIP 6 - TIRE TREAD      HEINEN R; HILBERT G N

DN1998-100  USA  D432960  10/31/00   10/31/14   Tire Designs       GTR   ECOCONTROL - TIRE TREAD        FEIDER G G; GILLARD J-M

DN1999-224  USA  D433355  11/07/00   11/07/14   Tire Designs       GTR   INTEGRITY - TIRE TREAD         MARKOFF M S; NOWACKI M C;
                                                                                                        RACKE J M; MARAZZI E J

DN1999-082  USA  D433356  11/07/00   11/07/14   Tire Designs       GTR   REMINGTON/CENTENNIAL           LOEFFLER R L; WOLSKI T T;
                                                                         -TIRE TREAD                    MIYAZAKI T

DN1999-037  USA  D439870  04/03/01   04/03/15   Tire Designs       GTR   EAGLE RSA - TIRE TREAD         LOVELL T P; KUNOS A A;
                                                                                                        WEBER M J; MARAZZI E J

DN1999-265  USA  D441327  05/01/01   05/01/15   Tire Designs       GTR   FULDA CARAT ATTIRO -           GRAAS M
                                                                         TIRE TREAD

                              MATERIAL U.S. PATENTS

  DOCKET         PATENT    GRANT    EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE          CLIENT       OWNER              TITLE                        INVENTORS
----------  ---  -------  --------  ----------  ----------------  -----  -----------------------------  ----------------------------
DN2000-007  USA  D444426  07/03/01   07/03/15   Tire Designs       GTR   TIRE TREAD                     MARAZZI E J; ECKELS M R;
                                                                                                        LAWRENCE J K; LEGGE K C;
                                                                                                        SEVARTJ L

DN2000-069  USA  D445070  07/17/01   07/17/15   Tire Designs       GTR   G302 FED SR - TIRE TREAD       SCHUSTER D E

DN2000-112  USA  D445071  07/17/01   07/17/15   Tire Designs       GTR   WRANGLER HP - TIRE TREAD       BRIGHTWELL R A; MARAZZI E J;
                                                                                                        WRIGHT T A; LEGGE K C;
                                                                                                        TAKATA H; MAXWELL P B

DN2000-089  USA  D445729  07/31/01   07/31/15   Tire Designs       GTR   TIRE TREAD (DUNLOP DSR096)     BROWN R; JOHNSON R D

DN2000-006  USA  D448707  10/02/01   10/02/15   Tire Designs       GTR   MARATHON LHT - TIRE TREAD      MAZIARKA M B; ALIE J-C

DN2000-072  USA  D448709  10/02/01   10/02/15   Tire Designs       GTR   G113 RHD - TIRE TREAD          LE P T

DN2000-004  USA  D449022  10/09/01   10/09/15   Tire Designs       GTR   ULTRA GRIP WTS - TIRE TREAD    CAZIN-BOURGUIGNON J-F;
                                                                                                        RODICQ C; KRIER R W

DN2000-082  USA  D449258  10/16/01   10/16/15   Tire Designs       GTR   AS-3A - TIRE TREAD             RAYMAN W E

DN2000-061  USA  D450032  11/06/01   11/06/15   Tire Designs       GTR   SAVA INTENSA - TIRE TREAD      HEINEN R

DN2000-068  USA  D450274  11/13/01   11/13/15   Tire Designs       GTR   AQUATRED 3+ - TIRE SIDEWALL    RATLIFF B J JR; SCHOTT R W;
                                                                                                        MILLER C D

DN2001-020  USA  D451455  12/04/01   12/04/15   Tire Designs       GTR   DEBICA 4EVERS S D620 -         HELT J-N
                                                                         TIRE TREAD

DN2000-225  USA  D451853  12/11/01   12/11/15   Tire Designs       GTR   FULDA KRISTALL SUPREMO -       HEINEN R; HILBERT G N
                                                                         TIRE TREAD

DN2000-119  USA  D451856  12/11/01   12/11/15   Tire Designs       GTR   ESKIMO S3 - TIRE TREAD         GRAAS M

DN2000-118  USA  D451857  12/11/01   12/11/15   Tire Designs       GTR   DUCARO Gdi (Asia) - TIRE       HEINEN R
                                                                         TREAD

DN2000-171  USA  D451860  12/11/01   12/11/15   Tire Designs       GTR   TIRE TREAD                     SCHUSTER D E; YOUNG A G;
                                                                                                        LOEFFLER R L

DN2001-011  USA  D451867  12/11/01   12/11/15   Tire Designs       GTR   EAGLE GT-HP - TIRE TREAD       CLARK J K; SCHMALIX C K;
                                                                                                        MAST L S; BRAYER R R;
                                                                                                        AULL J L

DN2001-013  USA  D451868  12/11/01   12/11/15   Tire Designs       GTR   ESA+TECAR SUPER GRIP 6 -       GRAAS M; LARDO C
                                                                         TIRE TREAD

DN2000-238  USA  D452199  12/18/01   12/18/15   Tire Designs       GTR   FULDA REGIOFORCE - TIRE        ROBERT M P C; DE
                                                                         TREAD                          CONINCK P J G

DN2001-019  USA  D453009  01/22/02   01/22/16   Tire Designs       GTR   FULDA ECOCONTROL - TIRE        HELT J-N
                                                                         TREAD

DN2001-076  USA  D453729  02/19/02   02/19/16   Tire Designs       GTR   TIRE TREAD                     DEMAGALL C A; SELOOVER M H;
                                                                                                        WEBER M J

DN2001-096  USA  D453730  02/19/02   02/19/16   Tire Designs       GTR   EAGLE RS-A - TIRE TREAD        WEBER M J

DN2000-120  USA  D454330  03/12/02   03/12/16   Tire Designs       GTR   TIRE TREAD                     GALANTE R L; SPAETH S M

DN2001-023  USA  D454832  03/26/02   03/26/16   Tire Designs       GTR   KWIK-FIT CENTAUR SUPREME       HEINEN R
                                                                         2000 / OLYMPIC JAVELIN -
                                                                         TIRE TREAD

DN2000-194  USA  D455116  04/02/02   04/02/16   Tire Designs       GTR   EAGLE ULTRA GRIP GW-3 -        GRAAS M; LARDO C
                                                                         TIRE TREAD

DN2001-079  USA  D455120  04/02/02   04/02/16   Tire Designs       GTR   STEELMARK AHT 1 - TIRE         DIXON M H; HERMANN R J;
                                                                         TREAD                          BLACKISTON P K III

DN2001-080  USA  D455709  04/16/02   04/16/16   Tire Designs       GTR   KSR1 - TIRE TREAD              DIXON M H; HERMANN R J;
                                                                                                        BLACKISTON P K III

DN2000-146  USA  D455997  04/23/02   04/23/16   Tire Designs       GTR   FORTERA HL - TIRE TREAD        FIERRO A J; SCARPITTI A J;
                                                                                                        WAGNER D C; SUNDKVIST K E;
                                                                                                        SEVART J L

                              MATERIAL U.S. PATENTS

 DOCKET          PATENT     GRANT   EXPIRATION
 NUMBER     CTY  NUMBER     DATE       DATE        CLIENT     OWNER          TITLE                          INVENTORS
----------  --- --------  --------  ----------  ------------  -----  ---------------------  ----------------------------------------
DN2001-024  USA  D455998  04/23/02   04/23/16   Tire Designs   GTR   KELLY WINTERMARK 6 -   HEINEN R; HILBERT G N
                                                                     TIRE TREAD

DN2001-085  USA  D456345  04/30/02   04/30/16   Tire Designs   GTR   SAVA AVANT A3 -        BAWIN C J M R; BEAUGUITTE H M H;
                                                                     TIRE TREAD             GILLARD J-M

DN2001-072  USA  D456765  05/07/02   05/07/16   Tire Designs   GTR   EAGLE F1 GS2 -         WEBER M J; SCHMALIX C K; NELSON R B;
                                                                     TIRE TREAD             BRAYER R R

DN2001-078  USA  D456769  05/07/02   05/07/16   Tire Designs   GTR   KELLY KTSA - TIRE      DIXON M H; HERMANN R J; BLACKISTON
                                                                     TREAD                  P K III

DN2001-090  USA  D457126  05/14/02   05/14/16   Tire Designs   GTR   G633 RSD - TIRE        ALLISON W B; BLACKISTON P K III
                                                                     TREAD

DN2001-016  USA  D457128  05/14/02   05/14/16   Tire Designs   GTR   FULDA REGIOFORCE -     ROBERT M P C; LE P T
                                                                     TIRE TREAD

DN2000-068  USA  D457130  05/14/02   05/14/16   Tire Designs   GTR   AQUATRED 3+ - TIRE     RATLIFF B J JR; SCHOTT R W; MILLER C D
                                                                     SIDEWALL PATTERN

DN2001-021  USA  D457855  05/28/02   05/28/16   Tire Designs   GTR   FULDA REGIOCONTROL -   BAWIN C J M R; BEAUGUITTE H M H;
                                                                     TIRE TREAD             GILLARD J-M

DN2000-130  USA  D459290  06/25/02   06/25/16   Tire Designs   GTR   EAGLE F1 GSD 3M -      WEBER M J; HUBBELL J K; SKURICH M S;
                                                                     TIRE TREAD             PLAUNY J L

DN2001-083  USA  D459296  06/25/02   06/25/16   Tire Designs   GTR   MULTI MILE EPIC PLUS   UMSTOT D E; ALLISON W B; ADAMS W T JR;
                                                                     AND CLASSIC CE -       NOPPER T M
                                                                     TIRE TREAD

DN2001-097  USA  D462655  09/10/02   09/10/16   Tire Designs   GTR   G622 RSD -             ZURITA L E
                                                                     TlRE TREAD

DN2001-083  USA  D465763  11/19/02   11/19/16   Tire Designs   GTR   MULTI MILE EPIC PLUS   UMSTOT D E; ALLISON W B; ADAMS W T JR;
                                                                     AND CLASSIC CE -       NOPPER T M
                                                                     TIRE TREAD

DN2001-082  USA  D469396  01/28/03   04/03/15   Tire Designs   GTR   EAGLE RS-A PLUS -      HUTSON D D; MURPHY D T; NOWACKI M C;
                                                                     TIRE TREAD             KUNOS A A

DN2002-027  USA  D470100  02/11/03   02/11/17   Tire Designs   GTR   TIRE TREAD             JOHENNING C P; WEBER M J; TAUBE J J

DN2002-054  USA  D470453  02/18/03   02/18/17   Tire Designs   GTR   DUNLOP ELITE III -     JACKSON M
                                                                     TIRE TREAD

DN2002-022  USA  D470454  02/18/03   02/18/17   Tire Designs   GTR   MARATHON LHD -         HELT J-N
                                                                     TIRE TREAD

DN2002-080  USA  D471146  03/04/03   03/04/17   Tire Designs   GTR   DUNLOP ELITE III -     JACKSON M
                                                                     TIRE TREAD

DN2002-098  USA  D471148  03/04/03   03/04/17   Tire Designs   GTR   VOYAGER HP2 -          HEINEN R
                                                                     TIRE TREAD

DN2001-145  USA  D471152  03/04/03   03/04/17   Tire Designs   GTR   TIRE TREAD             GRAAS M; EICHER M J

DN2002-047  USA  D471509  03/11/03   03/11/17   Tire Designs   GTR   IGLU - TIRE TREAD      GRAAS M

DN2002-046  USA  D471511  03/11/03   03/11/17   Tire Designs   GTR   ESKIMO S3 -            GRAAS M
                                                                     TIRE TREAD

DN2002-062  USA  D472200  03/25/03   03/25/17   Tire Designs   GTR   GOODYEAR TRACTION      BONKO M L; KAPITANCHUK G R
                                                                     IMPLEMENT - TIRE
                                                                     TREAD

DN2002-039  USA  D473513  04/22/03   04/22/17   Tire Designs   GTR   MARATHON CARGO -       WELBES P
                                                                     TIRE TREAD

DN2002-050  USA  D473514  04/22/03   04/22/17   Tire Designs   GTR   WRANGLER HP All        HITZKY L J; LABBE C; LARDO C
                                                                     Weather - TIRE TREAD

DN2002-003  USA  D474147  05/06/03   05/06/17   Tire Designs   GTR   G392 SSD - TIRE TREAD  ZURITA L E

DN2002-163  USA  D477810  07/29/03   07/29/17   Tire Designs   GTR   KELLY CHARGER - TIRE   BUDICH T M; SMATANA S C
                                                                     SIDEWALL

DN2002-055  USA  D478862  08/26/03   08/26/17   Tire Designs   GTR   G365 - TIRE TREAD      GILLARD J-M; FEIDER G G; ALIE J-C;
                                                                                            ZURITA L E; WELKER W L

DN2002-097  USA  D478865  08/26/03   08/26/17   Tire Designs   GTR   KELLY CHARGER - TIRE   DIXON M H; UMSTOT D E; LACO J H
                                                                     TREAD

DN2002-040  USA  D479190  09/02/03   09/02/17   Tire Designs   GTR   FORTERA - TIRE         MAXWELL P B
                                                                     SIDEWALL

                             MATERIAL U.S. PATENTS

 DOCKET          PATENT     GRANT   EXPIRATION
 NUMBER     CTY  NUMBER     DATE       DATE        CLIENT     OWNER          TITLE                          INVENTORS
----------  --- --------  --------  ----------  ------------  -----  ---------------------  ----------------------------------------
DN2002-096  USA  D482323  11/18/03   11/18/17   Tire Designs   GTR   EAGLE LS2 -            CORBIN E N; PEEPLES T L JR; CANANKAMP
                                                                     TIRE TREAD             M A; LUNDELL R S

DN2003-024  USA  D482651  11/25/03   12/11/15   Tire Designs   GTR   TIRE TREAD             AULL J L; SCHMALIX C K; BRAYER R R

DN2002-182  USA  D483004  12/02/03   12/02/17   Tire Designs   GTR   DUNLOP SP SPORT 01 -   SCHOMBURG J; LOEWENHAUPT B
                                                                     TIRE TREAD

DN2003-007  USA  D483007  12/02/03   12/02/17   Tire Designs   GTR   ASSURANCE WITH         BRAYER R R; SCHMALIX C K; RUSSELL N E;
                                                                     COMFORTRED TECHNOLOGY  REID K A
                                                                     - TIRE TREAD

DN2002-040  USA  D483010  12/02/03   12/02/17   Tire Designs   GTR   FORTERA - TIRE         MAXWELL P B
                                                                     SIDEWALL

DN2003-040  USA  D491518  06/15/04   06/15/18   Sumitomo       GTR   TIRE TREAD - SP9000    MIYABE S; FEHL H W; WINDISCH C;
                                                Rubber               REPLACEMENT            IWAMURA W; MATSUMOTO T; MINAMI N
                                                Industries           - SPORTMAXX 01

DN2003-087  USA  D491883  06/22/04   06/22/18   Tire Designs   GTR   TIRE TREAD             LANDERS S P; SCHMALIX C K; POLING D C;
                                                                                            RATLIFF B J JR; LOSEY R A

DN2003-106  USA  D492247  06/29/04   06/29/18   Tire Designs   GTR   ASSURANCE WITH         SCHMALIX C K; BRAVER R R; RUSSELL N E;
                                                                     COMFORT TREAD -        REID K A
                                                                     TIRE TREAD

DN2004-056  USA  D500474  01/04/05   01/04/19   Tire Designs   GTR   TIRE SIDEWALL          MAXWELL P B; FONTAINE S W

DN2003-087  USA  D501180  01/25/05   01/25/19   Tire Designs   GTR   ASSURANCE -            LANDERS S P; SCHMALIX C K; POLING D C;
                                                                     INTERMEDIATE TREAD     RATLIFF B J JR; LOSEY R A
                                                                     FOR A TIRE

DN2004-009  USA  D503146  03/22/05   03/22/19   Tire Designs   GTR   WRANGLER WITH SILENT   MAXWELL P B; FONTAINE S W
                                                                     ARMOR - TIRE SIDEWALL

DN2004-055  USA  D503374  03/29/05   03/29/19   Tire Designs   GTR   FORTERA - TIRE TREAD   MAXWELL P B; FONTAINE S W; UMSTOT D E;
                                                                                            NOPPER T M

DN2003-087  USA  D504105  04/19/05   04/19/19   Tire Designs   GTR   ASSURANCE - CENTRAL    LANDERS S P; SCHMALIX C K; POLING D C;
                                                                     CIRCUMFERENTIAL TREAD  RATLIFF B J JR; LOSEY R A
                                                                     FOR A TIRE

DN2004-029  USA  D506435  06/21/05   07/06/18   Tire Designs   GTR   ASSURANCE -TIRE        MAXWELL P B; REID K A; SCHOTT R W;
                                                                     SIDEWALL               CICCHIANI M G

DN2004-170  USA  D512012  11/29/05   11/29/19   Tire Designs   GTR   EXCELLENCE - TIRE      DELU J M G; ROBINET E C R A; HEINEN R;
                                                                     TREAD                  LABBE C; CLOSE R P; FRAIPONT X S B

DN2004-171  USA  D512013  11/29/05   11/29/19   Tire Designs   GTR   EXCELLENCE - TIRE      DELU J M G; ROBINET E C R A; HEINEN R;
                                                                     TREAD                  LABBE C; CLOSE R P; FRAIPONT X S B

DN2004-118  USA  D515021  02/14/06   02/14/20   Tire Designs   GTR   EXCELLENCE - TIRE      DELU J M G; ROBINET E C R A; MAITRE B P
                                                                     TREAD

DN2004-119  USA  D517000  03/14/06   03/14/20   Tire Designs   GTR   TIRE TREAD             ALLEN P B; MILLER C D; MAXWELL P B;
                                                                                            BURNWORTH K L; DIGMAN B D

                             MATERIAL U.S. PATENTS

 DOCKET          PATENT     GRANT   EXPIRATION
 NUMBER     CTY  NUMBER     DATE       DATE        CLIENT     OWNER          TITLE                          INVENTORS
----------  --- --------  --------  ----------  ------------  -----  ---------------------  ----------------------------------------
DN2004-095  USA  D519916  05/02/06   05/02/20   Tire Designs   GTR   ASSURANCE - SHOULDER   POLING D C; SCHMALIX C K; MARAZZI E J;
                                                                     TREAD FOR A TIRE       BRAYER R R; LOSEY R A; ALLEN W D;
                                                                                            LANDERS S P; RATLIFF B J JR

DN2005-002  USA  D526956  08/22/06   08/22/20   Tire Designs   GTR   WRANGLER F1 - TIRE     WELBES P; VAN DER MEER A; LABBE C
                                                                     TREAD

DN2005-005  USA  D528068  09/12/06   09/12/20   Tire Designs   GTR   KELLY SAFARI TREX -    UMSTOT D E; NOPPER T M; LACO J H;
                                                                     TIRE TREAD             THUM T F; CANDILIOTIS J C; BOORE R E;
                                                                                            KING P J

DN2005-021  USA  D530267  10/17/06   09/12/20   Tire Designs   GTR   KELLY SAFARI TREX -    UMSTOT D E; NOPPER T M; LACO J H;
                                                                     TIRE TREAD             THUM T F; CANDILIOTIS J C; BOORE R E;
                                                                                            KING P J

DN2005-004  USA  D531572  11/07/06   11/07/20   Tire Designs   GTR   FORTERA WITH SILENT    SCHMALIX C K; GRIFFIN D A; GRABO K E;
                                                                     ARMOR TECHNOLOGY -     SUNDKVIST K E; PAN E D-R
                                                                     TIRE TREAD

                                   TRADEMARKS

                 TRADEMARK                     REGISTRATION NUMBER   REGISTRATION DATE                 GOODS OR SERVICES
--------------------------------------------   -------------------   ------------------   ------------------------------------------
MATERIAL U.S. TRADEMARKS

ASSURANCE                                            2890408         September 28, 2004   Tires

EAGLE                                                 679617            June 2, 1959      Tires

FORTERA                                              2586420            June 25, 2002     Tires

GEMINI                                               2574113            May 28, 2002      Retail Tire Store Services and Automotive
                                                                                          Repair Services

GOODYEAR                                              873220            July 15, 1969     Automotive Repair Services

GOODYEAR (stylized)                                   504296          November 30, 1948   Pneumatic Tires

GOODYEAR & Winged Foot Design                         883095          December 23, 1969   Automotive Repair Services

GOODYEAR & Winged Foot Design                         909784            March 9, 1971     Distributorship Services and Retail Store
                                                                                          Services in the Field of Automobile
                                                                                          Supplies

GOODYEAR & Winged Foot Design                         507923           March 22, 1949     Tires and Inner Tubes Therefor; Hose and
                                                                                          Belting Composed Wholly or Principally of
                                                                                          Rubber; and Rubber Packing for Machinery

GOODYEAR & Winged Foot Design                        1167180          September 1, 1981   Rubber Treads for Retreading Tires

GOODYEAR & Winged Foot Design                        1202797            July 27, 1982     Clothing, namely, Jackets, Caps and Hats,
                                                                                          T-Shirts, Sweatshirts, Knit Shirts,
                                                                                          Athletic Suits and Shorts, Uniforms and
                                                                                          Sweaters

GOODYEAR & Winged Foot Design                        1294932         September 11, 1984   Credit Card Services

GOODYEAR & Winged Foot Design                         56752           October 16, 1906    Rubber Tires

GOODYEAR & Winged Foot Design & Blimp Design         1202796            July 27, 1982     Clothing, namely Caps, T-Shirts,
                                                                                          Sweatshirts and Jackets

GOODYEAR & Winged Foot Design in Rectangular
Design, w/claim to colors Blue & Gold                2149230            April 7, 1998     Retail Tire Store Services and Automotive
                                                                                          Repair Services

GOODYEAR & Winged Foot Design in Rectangular
Design, w/claim to colors Blue & Gold                2149231            April 7, 1998     Tires

GOODYEAR & Winged Foot Design Tire Center             933686             May 9, 1972      Retail Stores Services in the Field of
                                                                                          Automobile Supplies

JUST TIRES & Design                                  1991629           August 6, 1996     Automotive Repair Services and Retail Tire
                                                                                          Store Services

KELLY                                                1120958            June 26, 1979     Tires

KELLY-SPRINGFIELD                                     920205         September 14, 1971   Tires

UNISTEEL                                              649325            July 30, 1957     Tires

WRANGLER                                              811711            July 26, 1966     Tires

MATERIAL U.S. COPYRIGHTS

None.

MATERIAL CANADIAN TRADEMARKS

OWNED BY THE GOODYEAR TIRE & RUBBER COMPANY

ASSURANCE                                          TMA-617222          August 20, 2004    Tires

EAGLE                                              TMA-165505          October 3, 1969    Tires for vehicles of all types

FORTERA                                            TMA-572377        December 16, 2002    Tires

                                   TRADEMARKS

                 TRADEMARK                     REGISTRATION NUMBER   REGISTRATION DATE                 GOODS OR SERVICES
--------------------------------------------   -------------------   ------------------   ------------------------------------------
KELLY                                               TMA-333062        October 16, 1987    Tires

KELLY-SPRINGFIELD                                   TMA-184607         July 28, 1972      Tires, Inner Tubes and Tread Rubber

UNISTEEL                                            TMA-111430       September 5, 1958    Tires

WRANGLER                                            TMA-152964       September 8, 1967    Tires

OWNED BY GOODYEAR CANADA INC.

GOODYEAR                                            TMDA-023543         May 11, 1918      Pneumatic and solid tires, pneumatic
                                                                                          tubes, tire accessories, hose, belting,
                                                                                          packing, tubing, molded goods, cements,
                                                                                          leather substitutes, rubber or
                                                                                          composition heels or soles

GOODYEAR                                            TMA-196320       December 21, 1973    Automotive repair service

GOODYEAR & Design                                   TMDA-027267      September 30, 1920   Rubber and balata goods, manufactured
                                                                                          goods containing other materials used to
                                                                                          effect the adhesion or moisture proofing
                                                                                          of fabrics, such as pneumatic and solid
                                                                                          tires, pneumatic tubes, tire accessories,
                                                                                          hose, belting, packing, tubing, moulded
                                                                                          goods, cement or leather substitutes

GOODYEAR & Winged Foot Design                       TMA-331529       September 4, 1987    Operation of a business dealing in retail
                                                                                          services relating to the sale of tires and
                                                                                          automotive accessories and the servicing
                                                                                          and repair of motor vehicles

GOODYEAR & Design                                   TMA-395503         March 13, 1992     Clothing; namely, jackets, sweat pants,
                                                                                          shirts, suspenders and wrist bands

GOODYEAR [and Winged Foot Design] #1 in Tires       TMA-507526        February 2, 1999    Tires

GOODYEAR TIRE CENTRE & Design                       TMA-204339        January 3, 1975     Distributorship services and retail store
                                                                                          services in the field of automobile
                                                                                          supplies, home appliances, sporting
                                                                                          goods, furniture, power and hand tools,
                                                                                          cooking utensil, dishware and glassware,
                                                                                          clothing, cosmetics, toys and electrical
                                                                                          appliances

                                                                   Schedule 4.01
                                                         to Amended and Restated
                                                     First Lien Credit Agreement

                   Post-Restatement Date Delivery Requirements

1.    With respect to the following Subsidiaries, the Borrower

      (a) will use commercially reasonable efforts to (i) execute and deliver new Foreign Pledge Agreements or, if satisfactory to foreign counsel, amendments, restatements, reaffirmations or notifications of existing Foreign Pledge Agreements (each, an "Ancillary Foreign Pledge Document"), in each case in a form satisfactory to foreign counsel and (ii) perfect pledges of 65% of the Equity Interests to secure the Obligations as soon as practicably possible; and

      (b) in any event shall (i) execute and deliver such new Foreign Pledge Agreements or such Ancillary Foreign Pledge Documents within 45 days following the Restatement Date, and (ii) perfect such Equity Interests within 120 days following the Restatement Date; provided, however, that in the event that the Borrower fails to satisfy such obligations within such time limits and such failure is attributable to events, conditions or circumstances that are outside of the Borrower's reasonable control, then such periods shall be extended (without further action by any party) for an amount of time that is reasonable under the circumstances, subject to paragraph 5 below:

            Corporacion Industrial Mercurio, S.A. de C.V. (Mexico)

            Compania Goodyear del Peru S.A.

            Goodyear Orient Company (Private) Limited (Singapore)

            Goodyear Engineered Products Canada Inc.

2.    With respect to the following Subsidiary, the Borrower

      (a) will use commercially reasonable efforts to execute and deliver new Foreign Pledge Agreements or, if satisfactory to foreign counsel, Ancillary Foreign Pledge Documents, in each case in a form satisfactory to foreign counsel, and perfect pledges of 65% of the Equity Interests to secure the Obligations as soon as practicably possible; and

      (b) in any event shall execute and deliver such new Foreign Pledge Agreements or such Ancillary Foreign Pledge Documents, in each case in a form satisfactory to foreign counsel, within 60 days following the Restatement Date, and perfect such Equity Interests within 120 days following the Restatement Date; provided, however, that in the event that the Borrower fails to satisfy such obligations within such time limits and such failure is attributable to events, conditions or circumstances that are outside of the Borrower's reasonable control, then such periods shall be extended (without further action by any party) for an amount of time as is reasonable under the circumstances, subject to paragraph 5 below:

            Goodyear de Chile S.A.I.C.

3.    With respect to the following Subsidiaries, the Borrower

      (a) will use commercially reasonable efforts to execute and deliver new Foreign Pledge Agreements or, if satisfactory to foreign counsel, Ancillary Foreign Pledge Documents, in each case in a form satisfactory to foreign counsel, and perfect pledges of 65% of the Equity Interests to secure the Obligations as soon as practicably possible; and

      (b) and in any event shall execute and deliver such Foreign Pledge Agreements or such Ancillary Foreign Pledge Documents within 45 days following the Restatement Date, and the Borrower will provide a report on the status of the perfection of the pledge under each such Foreign Pledge Agreement or such Ancillary Foreign Pledge Document not later than 75 days following the Restatement Date; provided, however, that in the event that the Borrower fails to satisfy such obligations within such time limits and such failure is attributable to events, conditions or circumstances that are outside of the Borrower's reasonable control, then such periods shall be extended (without further action by any party) for an amount of time as is reasonable under the circumstances, subject to paragraph 5 below:

            Goodyear Malaysia Berhad

            Goodyear (Thailand) Public Company Limited

            Goodyear do Brasil Produtos de Borracha Ltda.

4. With respect to the following Subsidiaries, the Borrower will use commercially reasonable efforts to procure a favorable written opinion by local counsel on the continuing validity of the existing Foreign Pledge Agreements, and in any event shall procure such written opinion within 120 days following the Restatement Date; provided, however, that in the event that the Borrower fails to satisfy such obligations within such time limits and such failure is attributable to events, conditions or circumstances that are outside of the Borrower's reasonable control, then such periods shall be extended (without further action by any party) for an amount of time that is reasonable under the circumstances, subject to paragraph 5 below:

            Goodyear de Colombia S.A.

            C.A. Goodyear de Venezuela

5. The foreign subsidiaries referred to in paragraphs 1, 2, 3 and 4 above are collectively called the "Foreign Subsidiaries", and the Foreign Subsidiaries other than Goodyear Malaysia Berhad, Goodyear (Thailand) Public Company Limited and Goodyear do Brasil Produtos de Borracha Ltda. are collectively called the "Designated Foreign Subsidiaries". Notwithstanding the provisos in paragraphs 1, 2, 3 and 4 above, the Borrower will (a) within 60 days following the Restatement Date execute and deliver new Foreign Pledge Agreements or, if satisfactory to foreign counsel, Ancillary Foreign Pledge Documents, in each case in a form satisfactory to foreign counsel, covering 65% of the Equity Interests of Foreign Subsidiaries representing at least

      75% of the total EBITDA of all the Foreign Subsidiaries for the then most recent 12 month period for which financial statements of the Foreign Subsidiaries shall be available, (b) within 120 days following the Restatement Date execute and deliver new Foreign Pledge Agreements or, if satisfactory to foreign counsel, Ancillary Foreign Pledge Documents, in each case in a form satisfactory to foreign counsel, and perfect pledges of 65% of the Equity Interests of Designated Foreign Subsidiaries representing at least 75% of the total EBITDA of all the Designated Foreign Subsidiaries for the then most recent 12 month period for which financial statements of the Foreign Subsidiaries shall be available, and
      (c) within 180 days following the Restatement Date execute and deliver new Foreign Pledge Agreements or, if satisfactory to foreign counsel, Ancillary Foreign Pledge Documents, in each case in a form satisfactory to foreign counsel, and perfect pledges of 65% of the Equity Interests of Foreign Subsidiaries representing at least 75% of the total EBITDA of all the Foreign Subsidiaries for the then most recent 12 month period for which financial statements of the Foreign Subsidiaries shall be available. For purposes of this paragraph 5, (y) the "EBITDA" of each Foreign Subsidiary for the period of calculation shall equal (i) the segment operating income of such Foreign Subsidiary for such period, as determined for purposes of presenting in the audited financial statements of the Borrower and its Consolidated Subsidiaries the business segment operating income of the business segment of which such Foreign Subsidiary is a part, plus (ii) without duplication, all amounts attributable to depreciation and amortization of such Foreign Subsidiary for such period to the extent such depreciation and amortization was deducted in the determination of segment operating income of such Foreign Subsidiary, and (z) the EBITDA of each Foreign Subsidiary in respect of which the Borrower shall have procured the legal opinion required pursuant to paragraph 4 above shall be included in determining the Borrower's compliance with each of clauses
      (a), (b) and (c) of this paragraph 5 as if the Borrower had executed and delivered a new Foreign Pledge Agreement satisfactory to foreign counsel with respect to such Foreign Subsidiary and perfected pledges of 65% of the Equity Interests of such Foreign Subsidiary.

5. The obligations of the Borrower under the preceding paragraphs are subject to the reasonable cooperation of the Collateral Agent and its US counsel.

Any reference herein to "65% of the Equity Interests" of a Person shall mean the lesser of 65% of the Equity Interests of such Person or all Equity Interests of such Person held by the Borrower.

                                                                   Schedule 6.06
                                                         to Amended and Restated
                                                     First Lien Credit Agreement

                                 Existing Liens

1. Liens evidenced by the UCC financing statements set forth in Annex A hereto.

2. Liens evidenced by the PPSA financing statements set forth in Annex B hereto.

3. Liens encumbering the property of certain Subsidiaries of the Borrower set forth in Annex C hereto.

4. Liens set forth in Annex D hereto.

5. Liens encumbering the following bank accounts of the Borrower or a Subsidiary, as the case may be:

      (a) SalomonSmithBarney Account Number 6193212013164 of The Goodyear Tire & Rubber Company, pledged as security to the Remediation Trust Fund as Secured Party in connection with satisfying certain state or federal financial assurance requirements.

      (b) SalomonSmithBarney Account Number 6193214514164 of The Goodyear Tire & Rubber Company, pledged as security to the Ohio Environmental Protection Agency as Secured Party in connection with satisfying certain state financial assurance requirements.

6. Any Liens on any property or asset of the Borrower or any Subsidiary existing on the date hereof that are not in the aggregate material to the business of the Borrower and the Subsidiaries.

                                                                         Annex A
                                                                to Schedule 6.06

                         BELT CONCEPTS OF AMERICA, INC.
                           CSC Search through 3/30/07
                                    Delaware

Filing Date    File Number    Type of Filing              Secured Party                     Description of Collateral
-----------   -------------   --------------   ------------------------------------   ------------------------------------
6/10/2002     21681281        UCC1             Tennant Financial Services             Equipment under lease
4/03/2003     30877798        UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
3/15/2004     40717753        UCC1             Wilmington Trust Company               All assets of Debtor
8/18/2004     42336784        UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
4/12/2005     51117416        UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
4/13/2005     51135202        UCC1             Deutsche Bank Trust Company Americas   Accounts, Inventory, Equipment, etc.
4/14/2005     51150805        UCC1             Wilmington Trust Company               All assets of Debtor

                                 COSMOFLEX, INC.
                           CSC Search through 3/30/07
                                    Delaware

Filing Date    File Number    Type of Filing              Secured Party                     Description of Collateral
-----------   -------------   --------------   ------------------------------------   ------------------------------------
4/03/2003     30877871        UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
3/15/2004     40717779        UCC1             Wilmington Trust Company               All assets of Debtor
8/18/2004     42336867        UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
4/12/2005     51117531        UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
4/13/2005     51135285        UCC1             Deutsche Bank Trust Company Americas   Accounts, Inventory, Equipment, etc.
4/14/2005     51150847        UCC1             Wilmington Trust Company               All assets of Debtor

                              DAPPER TIRE CO., INC.
                           CSC Search through 3/30/07
                                   California

Filing Date    File Number    Type of Filing              Secured Party                     Description of Collateral
-----------   -------------   --------------   ------------------------------------   ------------------------------------
3/04/2003     20030640359     UCC1             GELCO Corporation DBA GE Capital       Equipment under lease
                                               Fleet Services
4/03/2003     200309760535    UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
5/19/2003     200313960875    UCC1             GELCO Corporation DBA GE Capital       Equipment under lease
                                               Fleet Services
7/25/2003     200321060098    UCC1             GELCO Corporation DBA GE Capital       Equipment under lease
                                               Fleet Services
3/15/2004     407860422       UCC1             Wilmington Trust Company               All assets of Debtor
8/18/2004     41002094313     UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
4/12/2005     057022709850    UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
4/13/2005     057022881720    UCC1             Deutsche Bank Trust Company Americas   Accounts, Inventory, Equipment, etc.
4/14/2005     057023025165    UCC1             Wilmington Trust Company               All assets of Debtor
4/05/2006     067065125557    UCC1             CitiCorp Leasing, Inc.                 One Caterpillar Model #C3000LP

                       DIVESTED COMPANIES HOLDING COMPANY
                           CSC Search through 3/30/07
                                    Delaware

Filing Date    File Number    Type of Filing              Secured Party                     Description of Collateral
-----------   -------------   --------------   ------------------------------------   ------------------------------------
4/03/2003     30877988        UCC1             JPMorgan Chase Bank                    Account, Inventory, Equipment, etc.
3/15/2004     40717795        UCC1             Wilmington Trust Company               All assets of Debtor
8/18/2004     42336693        UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
4/12/2005     51117705        UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
4/13/2005     51135343        UCC1             Deutsche Bank Trust Company Americas   Accounts, Inventory, Equipment, etc.
4/14/2005     51150896        UCC1             Wilmington Trust Company               All assets of Debtor

                    DIVESTED LITCHFIELD PARK PROPERTIES, INC.
                           CSC Search through 3/30/07
                                     Arizona

Filing Date    File Number    Type of Filing              Secured Party                     Description of Collateral
-----------   -------------   --------------   ------------------------------------   ------------------------------------
4/04/2003     200312557243    UCC1             JPMorgan Chase Bank                    Account, Inventory, Equipment, etc.
3/15/2004     200413049402    UCC1             Wilmington Trust Company               All assets of Debtor
8/19/2004     200413301103    UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.

                   GOODYEAR ENGINEERED PRODUCTS THAILAND INC.
                           CSC Search through 3/30/07
                                    Delaware

Filing Date    File Number    Type of Filing              Secured Party                     Description of Collateral
-----------   -------------   --------------   ------------------------------------   ------------------------------------
8/29/2006     63011269        UCC1             JPMorgan Chase Bank                    Account, Inventory, Equipment, etc.
8/29/2006     63011327        UCC1             Deutsche Bank Trust Company Americas   Account, Inventory, Equipment, etc.

                              GOODYEAR FARMS, INC.
                           CSC Search through 3/30/07
                                     Arizona

Filing Date    File Number    Type of Filing              Secured Party                     Description of Collateral
-----------   -------------   --------------   ------------------------------------   ------------------------------------
4/03/2003     200312557254    UCC1             JPMorgan Chase Bank                    Account, Inventory, Equipment, etc.
3/15/2004     200413051848    UCC1             Wilmington Trust Company               All assets of Debtor
8/19/2004     200413301090    UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.

                    GOODYEAR DUNLOP TIRES NORTH AMERICA, LTD.
                           CSC Search through 3/30/07
                                      Ohio

Filing Date    File Number    Type of Filing              Secured Party                     Description of Collateral
-----------   -------------   --------------   ------------------------------------   ------------------------------------
2/06/2003     OH00059778622   UCC1             New York Job Development Authority     Equipment under lease

                       GOODYEAR INTERNATIONAL CORPORATION
                           CSC Search through 3/30/07
                                    Delaware

Filing Date    File Number    Type of Filing              Secured Party                     Description of Collateral
-----------   -------------   --------------   ------------------------------------   ------------------------------------
4/03/2003     30878051        UCC1             JPMorgan Chase Bank                    Account, Inventory, Equipment, etc.
3/15/2004     40717803        UCC1             Wilmington Trust Company               All assets of Debtor
8/18/2004     42336602        UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
4/12/2005     51117796        UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
4/13/2005     51135426        UCC1             Deutsche Bank Trust Company Americas   Accounts, Inventory, Equipment, etc.
4/14/2005     51150920        UCC1             Wilmington Trust Company               All assets of Debtor

                     THE KELLY-SPRINGFIELD TIRE CORPORATION
                           CSC Search through 3/30/07
                                    Delaware

Filing Date    File Number    Type of Filing              Secured Party                     Description of Collateral
-----------   -------------   --------------   ------------------------------------   ------------------------------------
4/03/2003     30878143        UCC1             JPMorgan Chase Bank                    Account, Inventory, Equipment, etc.
3/15/2004     40717837        UCC1             Wilmington Trust Company               All assets of Debtor
8/18/2004     42336529        UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
4/12/2005     51117952        UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
4/13/2005     51135475        UCC1             Deutsche Bank Trust Company Americas   Accounts, Inventory, Equipment, etc.
4/14/2005     51150995        UCC1             Wilmington Trust Company               All assets of Debtor
1/06/2006     60066654        AMEND            Wilmington Trust Company               All assets of Debtor
1/06/2006     60066696        AMEND            JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
1/06/2006     60066688        AMEND            JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
1/06/2006     60066670        AMEND            Deutsche Bank Trust Company Americas   Accounts, Inventory, Equipment, etc.
1/06/2006     60066662        AMEND            Wilmington Trust Company               All assets of Debtor
1/18/2006     60196642        AMEND            JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.

                             UTICA CONVERTERS, INC.
                           CSC Search through 3/30/07
                                    Delaware

Filing Date    File Number    Type of Filing              Secured Party                     Description of Collateral
-----------   -------------   --------------   ------------------------------------   ------------------------------------
12/23/2003    33388231        UCC1             Alter Moneta Corporation               Equipment under lease
3/01/2004     40582181        UCC1             Alter Moneta Corporation               Equipment under lease

                                                       Ohio

3/28/2007     20070870580     AMEND            Zions Credit Corporation               Equipment under lease
3/28/2007     20070870582     AMEND            Zions Credit Corporation               Equipment under lease

                      WINGFOOT COMMERCIAL TIRE SYSTEMS, LLC
                           CSC Search through 3/30/07
                                      Ohio

Filing Date    File Number    Type of Filing              Secured Party                     Description of Collateral
-----------   -------------   --------------   ------------------------------------   ------------------------------------
2/27/2002     OH00045734149   UCC1             Lease Corporation of America           Equipment under lease
12/05/2002    OH00057430432   UCC1             TCF Leasing, Inc.                      Equipment under lease
4/10/2003     OH00062208973   UCC1             Kyocera Mita America, Inc.             Equipment under lease
6/20/2003     OH00065323091   UCC1             Lease Corporation of America           Equipment under lease
7/22/2003     20032040242     AMEND            Lease Corporation of America           Equipment under lease
12/10/2003    OH00071698012   UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
3/15/2004     OH00074875899   UCC1             Wilmington Trust Company               All assets of Debtor
8/19/2004     OH00080690926   UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
4/13/2005     OH00088297829   UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
4/14/2005     OH00088359477   UCC1             Deutsche Bank Trust Company Americas   Accounts, Inventory, Equipment, etc.
4/15/2005     OH00088389399   UCC1             Wilmington Trust Company               All assets of Debtor
7/31/2006     OH00104949186   UCC1             NMHG Financial Services, Inc.          All equipment etc. of the Debtor
3/09/2007     OH0012694034    UCC1             Main Street Bank                       Equipment and property

                          WINGFOOT VENTURES EIGHT, INC.
                           CSC Search through 3/30/07
                                    Delaware

Filing Date    File Number    Type of Filing              Secured Party                     Description of Collateral
-----------   -------------   --------------   ------------------------------------   ------------------------------------
4/03/2003     30878077        UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
3/15/2004     40717902        UCC1             Wilmington Trust Company               All assets of Debtor
8/18/2004     42336404        UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
4/12/2005     51118067        UCC1             JPMorgan Chase Bank                    Accounts, Inventory, Equipment, etc.
4/13/2005     51135509        UCC1             Deutsche Bank Trust Company Americas   Accounts, Inventory, Equipment, etc.
4/14/2005     51151027        UCC1             Wilmington Trust Company               All assets of Debtor

                       THE GOODYEAR TIRE & RUBBER COMPANY
                           CSC Search through 3/30/07

                                      Ohio

                                TYPE OF
  FILING DATE     FILE NUMBER    FILING                          SECURED PARTY                          DESCRIPTION OF COLLATERAL
--------------  --------------  -------  -----------------------------------------------------------  ------------------------------
   3/12/1991       AE0055607      UCC1                 Meridian Leasing Corporation                       Equipment under lease
   12/3/1991        1045786       ASGN            The CIT Group/Equipment Financing, Inc.                 Equipment under lease
   11/2/1995      11029504002     CONT            The CIT Group/Equipment Financing, Inc.                 Equipment under lease
   2/28/1996      2299600124      CONT            The CIT Group/Equipment Financing, Inc.                 Equipment under lease
                    AK67354
  12/23/1993     (12239321001)    UCC1                    Hewlett-Packard Company                         Equipment under lease
   9/8/1998       19982600134     CONT                    Hewlett-Packard Company                         Equipment under lease
   6/3/1994         AL04804       UCC1                      National City Bank                         No description of collateral
   5/25/1999      19991760003     CONT                      National City Bank                         No description of collateral
  11/17/1998       AP0105531      UCC1                    Hinsbrook Bank & Trust                          Equipment under lease
  11/17/1998       AP0105538      UCC1                    Hinsbrook Bank & Trust                          Equipment under lease
  11/17/1998       AP0105533      UCC1                    Hinsbrook Bank & Trust                          Equipment under lease
  11/17/1998       AP0105535      UCC1                    Hinsbrook Bank & Trust                          Equipment under lease
  11/18/1998       AP0105035      UCC1               AT&T Systems Leasing Corporation                     Equipment under lease
   1/4/1999       19990060007     ASGN                  First Bank of Highland Park                       Equipment under lease
  11/18/1998       AP0105872      UCC1               AT&T Systems Leasing Corporation                     Equipment under lease
  11/23/1998       AP0101351      UCC1                  TechTeam Capital Group Inc                        Equipment under lease
   12/2/1998       AP0103063      UCC1               AT&T Systems Leasing Corporation                     Equipment under lease
  12/11/1998       AP0105094      UCC1                  Sequel Capital Corporation                        Equipment under lease
  12/11/1998       AP0105095      UCC1                  Sequel Capital Corporation                        Equipment under lease
  12/12/1998       AP0104871      UCC1                  TechTeam Capital Group Inc                        Equipment under lease
   10/5/1999      19992460125     ASGN                 Sentry Financial Corporation                       Equipment under lease
  12/14/1998       AP0106957      UCC1                 Meridian Leasing Corporation                       Equipment under lease

   2/9/1999       19990490335     ASGN             Park National Bank & Trust of Chicago                  Equipment under lease

  12/17/1998       AP0108198      UCC1                 Ameritech Credit Corporation                       Equipment under lease
  12/22/1998       AP011067       UCC1                Information Leasing Corporation                     Equipment under lease
   1/12/1999       AP0114932      UCC1                  TechTeam Capital Group Inc                        Equipment under lease
   1/29/1999       AP0119114      UCC1                 Meridian Leasing Corporation                       Equipment under lease
   2/8/1999        AP0121823      UCC1                  TechTeam Capital Group Inc                        Equipment under lease
   10/5/1999      19992460127     ASGN                 Sentry Financial Corporation                       Equipment under lease
   2/11/1999       AP0120662      UCC1             Barrington Bank & Trust Company, N.A.                  Equipment under lease
   2/22/1999       AP0125837      UCC1                  TechTeam Capital Group Inc                        Equipment under lease
   2/24/1999       AP0126266      UCC1                    Hewlett-Packard Company                         Equipment under lease
   3/2/1999        AP0128759      UCC1                    Leasing Solutions, Inc.                         Equipment under lease
   5/27/1999      19991520006     ASGN                   First Union National Bank                        Equipment under lease
   3/15/1999       AP0127462      UCC1             Barrington Bank & Trust Company, N.A.                  Equipment under lease
   3/16/1999       AP0133146      UCC1                   El Camino Resources, Ltd.                        Equipment under lease
   3/18/1999       AP0133341      UCC1                  TechTeam Capital Group Inc                        Equipment under lease
   3/19/1999       AP0133756      UCC1                 Meridian Leasing Corporation                       Equipment under lease
   3/19/1999       AP0133757      UCC1                 Meridian Leasing Corporation                       Equipment under lease
   3/22/1999       AP0129008      UCC1            The CIT Group/Equipment Financing, Inc.                 Equipment under lease
  12/31/2003      20033650146     CONT           The CIT Group / Equipment Financing Inc.                 Equipment under lease

   4/14/1999       AP0133853      UCC1             Barrington Bank & Trust Company, N.A.                  Equipment under lease
   4/14/1999       AP0133854      UCC1             Barrington Bank & Trust Company, N.A.                  Equipment under lease

                                TYPE OF
  FILING DATE     FILE NUMBER    FILING                          SECURED PARTY                          DESCRIPTION OF COLLATERAL
--------------  --------------  -------  -----------------------------------------------------------  ------------------------------
   4/22/1999       AP0136117      UCC1              The CIT Group/Equipment Financing, Inc.               Equipment under lease
   4/23/1999       AP0136581      UCC1                      Hewlett-Packard Company                       Equipment under lease
   5/6/1999        AP0141302      UCC1                 Fleet Business Credit Corporation                  Equipment under lease
   5/10/1999       AP0142121      UCC1               Barrington Bank & Trust Company, N.A.                Equipment under lease
   5/10/1999       AP0142122      UCC1               Barrington Bank & Trust Company, N.A.                Equipment under lease
   5/10/1999       AP0147639      UCC1                   International Bank of Chicago                    Equipment under lease
   5/10/1999       AP0147641      UCC1                   International Bank of Chicago                    Equipment under lease
   5/17/1999       AP0150824      UCC1                    TechTeam Capital Group Inc                      Equipment under lease
   6/4/1999        AP0148438      UCC1                 Newcourt Technologies Corporation                  Equipment under lease
   6/4/1999        AP0155182      UCC1                    TechTeam Capital Group Inc                      Equipment under lease
   6/15/1999       AP0152016      UCC1                  Information Leasing Corporation                   Equipment under lease
   6/22/1999       AP0159696      UCC1                   Meridian Leasing Corporation                     Equipment under lease
   7/1/1999        AP0162521      UCC1                Synleaseco Delaware Business Trust                    Land and Fixtures
   7/6/1999        AP0186816      UCC1                        National City Bank                          Equipment under lease
   7/27/1999       AP0164521      UCC1               Barrington Bank & Trust Company, N.A.                Equipment under lease
   7/27/1999       AP0164522      UCC1               Barrington Bank & Trust Company, N.A.                Equipment under lease
   7/30/1999       AP0165330      UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/9/1999        AP0174222      UCC1                     El Camino Resources, Ltd.                      Equipment under lease
   8/13/1999       AP0168632      UCC1               Barrington Bank & Trust Company, N.A.                Equipment under lease
   8/13/1999       AP0168634      UCC1               Barrington Bank & Trust Company, N.A.                Equipment under lease
   8/20/1999       AP0177166      UCC1               Barrington Bank & Trust Company, N.A.                Equipment under lease
   8/31/1999       AP0178489      UCC1                    TechTeam Capital Group LLC                      Equipment under lease
   9/2/1999        AP0185720      UCC1                   Meridian Leasing Corporation                     Equipment under lease
   9/20/1999       AP0182112      UCC1                  Pitney Bowes Credit Corporation                   Equipment under lease
   9/20/1999       AP0182422      UCC1                  Pitney Bowes Credit Corporation                   Equipment under lease
   2/28/2000      20000820053    AMEND                  Pitney Bowes Credit Corporation                   Equipment under lease
   4/21/2000      20001150097     ASGN              General Electric Capital Business Asset               Equipment under lease
                                                             Funding Corporation
   9/20/1999       AP0182423      UCC1                  Pitney Bowes Credit Corporation                   Equipment under lease
   9/20/1999       AP0182424      UCC1                  Pitney Bowes Credit Corporation                   Equipment under lease
   2/29/2000      20000820099    AMEND                  Pitney Bowes Credit Corporation                   Equipment under lease
   4/21/2000      20001150096     ASGN                 General Electric Capital Business                  Equipment under lease
                                                          Asset Funding Corporation
   9/20/1999       AP0182425      UCC1                  Pitney Bowes Credit Corporation                   Equipment under lease
   9/20/1999       AP0182426      UCC1                  Pitney Bowes Credit Corporation                   Equipment under lease
   2/29/2000      20000820100    AMEND                  Pitney Bowes Credit Corporation                   Equipment under lease
   6/9/2000       20001650115    AMEND                  Pitney Bowes Credit Corporation                   Equipment under lease
   10/1/1999       AP0183631      UCC1                      Michigan Heritage Bank                        Equipment under lease
   10/7/1999       AP0186582      UCC1                      GTE Leasing Corporation                       Equipment under lease
   10/8/1999       AP0187849      UCC1                  Norwest Financial Leasing Inc.                    Equipment under lease
   10/8/1999       AP0187850      UCC1                  Norwest Financial Leasing Inc.                    Equipment under lease
  10/12/1999       AP0185402      UCC1                   Ameritech Credit Corporation                     Equipment under lease
  10/13/1999       AP0185810      UCC1                   Alexander Capital Corporation                    Equipment under lease
   11/3/1999       AP0193228      UCC1                 National City Leasing Corporation                  Equipment under lease
   2/14/2002      20020460634    AMEND                 National City Leasing Corporation                  Equipment under lease
  11/15/1999       AP0197603      UCC1                  Pitney Bowes Credit Corporation                   Equipment under lease
   4/21/2000      20001150095     ASGN                 General Electric Capital Business                  Equipment under lease
                                                          Asset Funding Corporation
  12/13/1999       AP0202305      UCC1                 Fleet Business Credit Corporation                  Equipment under lease
  12/23/1999       AP0204977      UCC1                    TechTeam Capital Group LLC                      Equipment under lease
  12/23/1999       AP0204978      UCC1                    TechTeam Capital Group LLC                      Equipment under lease
  12/23/1999       AP0204979      UCC1                    TechTeam Capital Group LLC                      Equipment under lease
   1/25/2000       AP0208947      UCC1                Synleaseco Delaware Business Trust                    Land and Fixtures
   09/12/03       20032590192    AMEND                Synleaseco Delaware Business Trust                    Land and Fixtures

                                TYPE OF
  FILING DATE     FILE NUMBER    FILING                          SECURED PARTY                          DESCRIPTION OF COLLATERAL
--------------  --------------  -------  -----------------------------------------------------------  ------------------------------
   2/28/2000       AP0222729      UCC1                  Meridian Leasing Corporation                      Equipment under lease
   3/6/2000        AP0237205      UCC1                    El Camino Resources, Ltd.                       Equipment under lease
   3/7/2000        AP0219120      UCC1              Park National Bank & Trust of Chicago                 Equipment under lease
   3/7/2000        AP0219121      UCC1              Park National Bank & Trust of Chicago                 Equipment under lease
   3/7/2000        AP0219122      UCC1              Park National Bank & Trust of Chicago                 Equipment under lease
   3/9/2000        AP0219845      UCC1             The CIT Group/Equipment Financing, Inc.                Equipment under lease
   4/6/2000        AP0230439      UCC1                Fleet Business Credit Corporation                   Equipment under lease
   4/14/2000       AP0233065      UCC1                  Meridian Leasing Corporation                      Equipment under lease
   6/13/2000      20001660123     ASGN                       Manufacturers Bank                           Equipment under lease
   4/17/2000       AP0233365      UCC1                    El Camino Resources, Ltd.                       Equipment under lease
   4/18/2000       AP0233976      UCC1                Fleet Business Credit Corporation                   Equipment under lease
   5/24/2000       AP0242377      UCC1                    Citicorp Del Lease, Inc.                        Equipment under lease
   5/31/2000       AP0265076      UCC1                Newcourt Technologies Corporation                   Equipment under lease
   6/5/2000        AP0245998      UCC1                  Meridian Leasing Corporation                      Equipment under lease
   6/5/2000        AP0246377      UCC1                   TechTeam Capital Group LLC                       Equipment under lease
   8/8/2000       20002240006     ASGN                       Manufacturers Bank                           Equipment under lease
   6/19/2000       AP0248542      UCC1                Newcourt Technologies Corporation                   Equipment under lease
   6/23/2000       AP0250668      UCC1                 Information Leasing Corporation                    Equipment under lease
   6/28/2000       AP0251758      UCC1                  Meridian Leasing Corporation                      Equipment under lease
   9/13/2000      20002930216     ASGN                       Manufacturers Bank                           Equipment under lease
   7/18/2000       AP0255194      UCC1                       Manufacturers Bank                           Equipment under lease
   7/26/2000       AP0267596      UCC1              Park National Bank & Trust of Chicago                 Equipment under lease
   7/26/2000       AP0267597      UCC1              Park National Bank & Trust of Chicago                 Equipment under lease
   7/31/2000       AP0260813      UCC1                       Manufacturers Bank                           Equipment under lease
   7/31/2000       AP0261210      UCC1                    El Camino Resources, Ltd.                       Equipment under lease
   7/31/2000       AP0260815      UCC1                       Manufacturers Bank                           Equipment under lease
   8/3/2000        AP0259222      UCC1                  Meridian Leasing Corporation                      Equipment under lease
   8/10/2000       AP0261701      UCC1                       Manufacturers Bank                           Equipment under lease
   8/22/2000       AP0265235      UCC1                  Meridian Leasing Corporation                      Equipment under lease
  10/27/2000      20003460460    AMEND                  Meridian Leasing Corporation                      Equipment under lease
   12/4/2000      20003570068     ASGN                       Manufacturers Bank                           Equipment under lease

   9/18/2000       AP280557       UCC1            StorageTek Financial Services Corporation               Equipment under lease
   9/18/2000       AP285793       UCC1                  International Bank of Chicago                     Equipment under lease
   9/18/2000       AP285794       UCC1                  International Bank of Chicago                     Equipment under lease
   9/20/2000       AP286264       UCC1                    El Camino Resources, Ltd.                       Equipment under lease
   10/6/2000       AP291661       UCC1                  Meridian Leasing Corporation                      Equipment under lease
  10/18/2000       AP286900       UCC1                    Citicorp Del Lease, Inc.                        Equipment under lease
  10/20/2000       AP288325       UCC1                       Manufacturers Bank                           Equipment under lease
  10/24/2000       AP288707       UCC1              Park National Bank & Trust of Chicago                 Equipment under lease
   11/2/2000       AP290058       UCC1                 Information Leasing Corporation                    Equipment under lease
   11/2/2000       AP290059       UCC1                 Information Leasing Corporation                    Equipment under lease
   11/2/2000       AP290062       UCC1                 Information Leasing Corporation                    Equipment under lease
   11/2/2000       AP290063       UCC1                 Information Leasing Corporation                    Equipment under lease
   11/6/2000       AP298467       UCC1                 Pitney Bowes Credit Corporation                    Equipment under lease
  11/13/2000       AP300330       UCC1                General Electric Capital Business                   Equipment under lease
                                                        Asset Funding Corporation
  12/22/2000       AP302820       UCC1              Park National Bank & Trust of Chicago                 Equipment under lease
  12/27/2000       AP304319       UCC1                        Programlease.com                                   Software
   1/3/2001        AP309100       UCC1                Fleet Business Credit Corporation                   Equipment under lease
   1/3/2001        AP309101       UCC1                Fleet Business Credit Corporation                   Equipment under lease
   1/8/2001        AP306058       UCC1                 Information Leasing Corporation                    Equipment under lease
   1/10/2001       AP312517       UCC1              Park National Bank & Trust of Chicago                 Equipment under lease
   2/5/2001        AP311871       UCC1                       Manufacturers Bank                           Equipment under lease

                                TYPE OF
  FILING DATE     FILE NUMBER    FILING                          SECURED PARTY                          DESCRIPTION OF COLLATERAL
--------------  --------------  -------  -----------------------------------------------------------  ------------------------------
   2/5/2001        AP311888       UCC1                 Albany Bank & Trust Company N.A.                   Equipment under lease
   2/8/2001        AP312361       UCC1                      IBM Credit Corporation                        Equipment under lease
   3/8/2001        AP317510       UCC1                  Information Leasing Corporation                   Equipment under lease
   3/19/2001       AP321699       UCC1                      Hewlett-Packard Company                       Equipment under lease
   3/23/2001       AP322222       UCC1                      IBM Credit Corporation                        Equipment under lease
   3/23/2001       AP322495       UCC1                 O/E Systems, Inc.dba M/C Leasing                   Equipment under lease
   3/23/2001       AP322511       UCC1               Park National Bank & Trust of Chicago                Equipment under lease
   3/26/2001       AP333491       UCC1                  Pitney Bowes Credit Corporation                   Equipment under lease
   4/5/2001        AP337632       UCC1                          ICX Corporation                           Equipment under lease
   4/5/2001        AP337635       UCC1                          ICX Corporation                           Equipment under lease
   4/12/2001       AP337097       UCC1                          Mellon Leasing                            Equipment under lease
   4/17/2001       AP328497       UCC1                        Manufacturers Bank                          Equipment under lease
   4/30/2001       AP331651       UCC1                        Manufacturers Bank                          Equipment under lease
   4/30/2001       AP349317       UCC1                  Pitney Bowes Credit Corporation                   Equipment under lease
   8/6/2001       20012200508     ASGN                The Goodyear Tire & Rubber Company                  Equipment under lease
   5/17/2001       AP346928       UCC1                   Meridian Leasing Corporation                     Equipment under lease
   5/17/2001       AP346932       UCC1                   Meridian Leasing Corporation                     Equipment under lease
   7/16/2001     OH00035988144    UCC1                        Manufacturers Bank                          Equipment under lease
   7/16/2001     OH00035988588    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   7/30/2001     OH00036585636    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   8/8/2001      OH00037016298    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   8/23/2001     OH00037626605    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   9/17/2001      20012610516     ASGN                        Manufacturers Bank                          Equipment under lease
   10/9/2001      20012840574     ASGN                        Manufacturers Bank                          Equipment under lease
   8/24/2001     OH00037728631    UCC1                  Information Leasing Corporation                   Equipment under lease
   8/24/2001     OH00037773292    UCC1               Park National Bank & Trust of Chicago                Equipment under lease
   8/27/2001     OH00037865984    UCC1                   Alexander Capital Corporation                    Equipment under lease
   10/5/2001      20012820042     ASGN                        Manufacturers Bank                          Equipment under lease
   8/31/2001     OH00038051526    UCC1                        Manufacturers Bank                          Equipment under lease
   8/31/2001     OH00038052205    UCC1                        Manufacturers Bank                          Equipment under lease
   9/26/2001      20012710206     ASGN                        Manufacturers Bank                          Equipment under lease
   9/10/2001     OH00038406347    UCC1                        Manufacturers Bank                          Equipment under lease
   9/10/2001     OH00038406458    UCC1                        Manufacturers Bank                          Equipment under lease
   9/10/2001     OH00038406569    UCC1                        Manufacturers Bank                          Equipment under lease
   9/10/2001     OH00038431431    UCC1                         O/E Systems, Inc.                          Equipment under lease
   3/12/2002      20020730170     ASGN               Park National Bank & Trust of Chicago                Equipment under lease
   5/7/2002       20021290152     ASGN               General Electric Capital Corporation                 Equipment under lease
   5/8/2002       20021300246    AMEND               General Electric Capital Corporation                 Equipment under lease
   5/13/2002      20021340846    AMEND               General Electric Capital Corporation                 Equipment under lease
   5/21/2002      20021430494     ASGN               General Electric Capital Corporation                 Equipment under lease
   5/21/2002      20021430494    AMEND               General Electric Capital Corporation                 Equipment under lease
   7/23/2002      20022050928     ASGN               General Electric Capital Corporation                 Equipment under lease
   8/7/2002       20022210024     ASGN               General Electric Capital Corporation                 Equipment under lease
   8/20/2002      20022340394     ASGN               General Electric Capital Corporation                 Equipment under lease
   10/8/2002      20022830134     ASGN               General Electric Capital Corporation                 Equipment under lease
  10/15/2002      20022890368    AMEND               General Electric Capital Corporation                 Equipment under lease
  10/15/2002      20022890368     ASGN               General Electric Capital Corporation                 Equipment under lease
  11/19/2002      20023250136     ASGN               General Electric Capital Corporation                 Equipment under lease
  11/19/2002      20023250252     ASGN               General Electric Capital Corporation                 Equipment under lease
   2/18/2003      20030510284     ASGN                    First Bank of Highland Park                     Equipment under lease
   9/17/2001     OH00038629531    UCC1                        Manufacturers Bank                          Equipment under lease
   9/17/2001     OH00038630009    UCC1                        Manufacturers Bank                          Equipment under lease
   9/17/2001     OH00038630221    UCC1                        Manufacturers Bank                          Equipment under lease
   9/18/2001     OH00038742379    UCC1                          ICX Corporation                           Equipment under lease

                                TYPE OF
  FILING DATE     FILE NUMBER    FILING                          SECURED PARTY                          DESCRIPTION OF COLLATERAL
--------------  --------------  -------  -----------------------------------------------------------  ------------------------------
   9/19/2001     OH00038783547    UCC1                  Relational Funding Corporation                    Equipment under lease
   9/19/2001     OH00038783658    UCC1                  Relational Funding Corporation                    Equipment under lease
   9/26/2001     OH00039058501    UCC1                  Information Leasing Corporation                   Equipment under lease
   9/26/2001     OH00039105532    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   9/28/2001     OH00039171894    UCC1               Park National Bank & Trust of Chicago                Equipment under lease
   10/3/2001     OH00039461475    UCC1               Key Equipment Finance, a Division of                 Equipment under lease
                                                         Key Corporate Capital, Inc.
   2/28/2002      20020630002    AMEND               Key Equipment Finance, a Division of                 Equipment under lease
                                                         Key Corporate Capital, Inc.
  10/15/2001     OH00039886263    UCC1                   Alexander Capital Corporation                    Equipment under lease
  12/19/2001      20013380144    AMEND                        Manufacturers Bank                          Equipment under lease
  10/23/2001     OH00040349884    UCC1                      Hewlett-Packard Company                       Equipment under lease
  10/24/2001     OH00040365979    UCC1               Park National Bank & Trust of Chicago                Equipment under lease
  10/26/2001     OH00040458673    UCC1               Park National Bank & Trust of Chicago                Equipment under lease
   11/6/2001     OH00040962672    UCC1                    National City Leasing Corp.                     Equipment under lease
  11/14/2001     OH00041356436    UCC1                   Meridian Leasing Corporation                     Equipment under lease
  11/14/2001     OH00041356981    UCC1                   Meridian Leasing Corporation                     Equipment under lease
  11/26/2001     OH00041763237    UCC1                    National City Leasing Corp.                     Equipment under lease
  11/28/2001     OH00041890024    UCC1                      Hewlett-Packard Company                       Equipment under lease
  11/30/2001     OH00041991937    UCC1                  Goodyear Aircraft Trust 2001-1                           Aircraft

   12/3/2001     OH00042189826    UCC1             Harwick Standard Distributing Corporation                    Chemicals

   1/9/2002       20020110032    AMEND             Harwick Standard Distribution Corporation              Equipment under lease
   12/4/2001     OH00042166323    UCC1                   Alexander Capital Corporation                    Equipment under lease
   1/30/2002      20020310432     ASGN         MB Financial Bank, N.A., F/K/A Manufactures Bank           Equipment under lease
   12/4/2001     OH00042166545    UCC1                   Alexander Capital Corporation                    Equipment under lease
   1/25/2002      20020290386     ASGN         MB Financial Bank, N.A., F/K/A Manufactures Bank           Equipment under lease
  12/13/2001     OH00042660200    UCC1                      Hewlett-Packard Company                       Equipment under lease
  12/13/2001     OH00042662335    UCC1                   Meridian Leasing Corporation                     Equipment under lease
  12/13/2001     OH00042662446    UCC1                   Meridian Leasing Corporation                     Equipment under lease
  12/13/2001     OH00042662557    UCC1                   Meridian Leasing Corporation                     Equipment under lease
  12/26/2001     OH00043159793    UCC1                  Relational Funding Corporation                    Equipment under lease
  12/26/2001     OH00043159915    UCC1                  Relational Funding Corporation                    Equipment under lease
  12/31/2001     OH00043318105    UCC1                   Alexander Capital Corporation                    Equipment under lease
   1/31/2002      20020320616     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   1/2/2002      OH00043437238    UCC1                          NCR Corporation                           Equipment under lease

   1/2/2002      OH00043440831    UCC1              CIT Communications Finance Corporation                Equipment under lease
   1/8/2002      OH00043698220    UCC1                   Meridian Leasing Corporation                           Equipment
   1/8/2002      OH00043698664    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   2/25/2002      20020580140     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   1/11/2002     OH00043853472    UCC1               Lasalle National Leasing Corporation                 Equipment under lease
   2/11/2002     OH00045129126    UCC1                      Hewlett-Packard Company                       Equipment under lease

   2/12/2002     OH00045182774    UCC1              CIT Communications Finance Corporation                Equipment under lease
   2/25/2002     OH00045609821    UCC1                  Information Leasing Corporation                   Equipment under lease
   2/25/2002     OH00045645483    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   3/1/2002      OH00045821992    UCC1                      Hewlett-Packard Company                       Equipment under lease
   3/5/2002      OH00045991860    UCC1                   Alexander Capital Corporation                    Equipment under lease
   3/5/2002      OH00046004153    UCC1                   Alexander Capital Corporation                    Equipment under lease
   4/9/2002       20021010062     ASGN                      MB Financial Bank, N.A.                       Equipment under lease

                                TYPE OF
  FILING DATE     FILE NUMBER    FILING                          SECURED PARTY                          DESCRIPTION OF COLLATERAL
--------------  --------------  -------  -----------------------------------------------------------  ------------------------------
   3/7/2002      OH00046117980    UCC1                      IBM Credit Corporation                        Equipment under lease
   3/12/2002      20020710080    AMEND                      IBM Credit Corporation                        Equipment under lease
   3/7/2002      OH00046132396    UCC1               Gatx Technology Services Corporation                 Equipment under lease
   3/7/2002      OH00046132518    UCC1               Gatx Technology Services Corporation                 Equipment under lease
   3/18/2002     OH00046594536    UCC1                   Meridian Leasing Corporation                           Equipment
   3/18/2002     OH00046608608    UCC1                          ICX Corporation                           Equipment under lease
   3/21/2002     OH00046764850    UCC1                   Alexander Capital Corporation                    Equipment under lease
   5/20/2002      20021420226     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   3/22/2002     OH00046822137    UCC1                      Hewlett-Packard Company                       Equipment under lease
   4/15/2002     OH00047909768    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   6/26/2002      20021790486     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   6/26/2002      20021790488    AMEND                The Goodyear Tire & Rubber Company                  Equipment under lease
   4/18/2002     OH00048044886    UCC1               Lasalle National Leasing Corporation                 Equipment under lease

   4/30/2002     OH00048606595    UCC1              CIT Communications Finance Corporation                Equipment under lease
   5/6/2002      OH00048882771    UCC1                      IBM Credit Corporation                        Equipment under lease
   5/6/2002      OH00048922383    UCC1                   Alexander Capital Corporation                    Equipment under lease
   5/22/2002     OH00049706518    UCC1                   Alexander Capital Corporation                    Equipment under lease
   5/29/2002     OH00049932072    UCC1               Lasalle National Leasing Corporation                 Equipment under lease
   6/12/2002     OH00050482434    UCC1                   Sentry Financial Corporation                     Equipment under lease
   9/24/2002      20022690252     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   6/12/2002     OH00050485026    UCC1                   Sentry Financial Corporation                     Equipment under lease
   9/24/2002      20022690266     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   6/17/2002     OH00050697075    UCC1                   Alexander Capital Corporation                    Equipment under lease
   6/17/2002     OH00050713627    UCC1                      IBM Credit Corporation                        Equipment under lease
   6/18/2002     OH00050757043    UCC1                      IBM Credit Corporation                        Equipment under lease
   6/25/2002     OH00051043708    UCC1                  Relational Funding Corporation                    Equipment under lease
   12/6/2002      20023440222     ASGN                    First Bank of Highland Park                     Equipment under lease
   6/25/2002     OH00051048192    UCC1                      IBM Credit Corporation                        Equipment under lease
   6/27/2002     OH00051190739    UCC1                      IBM Credit Corporation                        Equipment under lease
   7/1/2002      OH00051313145    UCC1               Lasalle National Leasing Corporation                 Equipment under lease
   7/8/2002      OH00051611046    UCC1                          ICX Corporation                           Equipment under lease
   7/12/2002     OH00051757498    UCC1                  Information Leasing Corporation                   Equipment under lease
   7/24/2002     OH00052287159    UCC1                      Hewlett-Packard Company                       Equipment under lease
   7/24/2002     OH00052319774    UCC1                      IBM Credit Corporation                        Equipment under lease

   7/25/2002     OH00052334857    UCC1              CIT Communications Finance Corporation                Equipment under lease
   7/29/2002     OH00052476049    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   8/1/2002      OH00052632192    UCC1                      IBM Credit Corporation                        Equipment under lease
   8/2/2002      OH00052683715    UCC1                      IBM Credit Corporation                        Equipment under lease
   8/5/2002      OH00052749523    UCC1                      IBM Credit Corporation                        Equipment under lease
   8/12/2002     OH00053015266    UCC1               Barrington Bank & Trust Company, N.A.                Equipment under lease
   8/12/2002     OH00053017280    UCC1               Lasalle National Leasing Corporation                 Equipment under lease
   8/14/2002     OH00053168148    UCC1                   Alexander Capital Corporation                    Equipment under lease
  10/25/2002      20023020190     UCC3                      MB Financial Bank, N.A.                       Equipment under lease
   8/16/2002     OH00053238894    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   9/9/2002       20022530096     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
  10/21/2002      20022960166     ASGN                      MB Financial Bank, N.A.                             Equipment
   9/3/2002      OH00053820081    UCC1                  Toyota Motor Credit Corporation                         Equipment
   9/9/2002      OH00054005600    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   9/10/2002     OH00054085466    UCC1               Lasalle National Leasing Corporation                 Equipment under lease
   9/10/2002     OH00054085799    UCC1               Lasalle National Leasing Corporation                 Equipment under lease
   9/10/2002     OH00054085911    UCC1               Lasalle National Leasing Corporation                 Equipment under lease
   9/11/2002     OH00054123165    UCC1                  Relational Funding Corporation                    Equipment under lease

                                TYPE OF
  FILING DATE     FILE NUMBER    FILING                          SECURED PARTY                          DESCRIPTION OF COLLATERAL
--------------  --------------  -------  -----------------------------------------------------------  ------------------------------
   12/6/2002      20023440236     ASGN                    First Bank of Highland Park                     Equipment under lease
   9/11/2002     OH00054123943    UCC1                  Relational Funding Corporation                    Equipment under lease
   12/6/2002      20023440246     ASGN                    First Bank of Highland Park                     Equipment under lease
   9/11/2002     OH00054124400    UCC1                  Relational Funding Corporation                    Equipment under lease
   12/6/2002      20023440228     ASGN                    First Bank of Highland Park                     Equipment under lease
   9/12/2002     OH00054152631    UCC1             Key Equipment Finance, a Division of                   Equipment under lease
                                                         Key Corporate Capital, Inc.
   9/12/2002     OH00054184244    UCC1                          ICX Corporation                           Equipment under lease
   9/17/2002     OH00054331621    UCC1                   Alexander Capital Corporation                    Equipment under lease
  10/25/2002      20023020184     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   9/19/2002     OH00054440076    UCC1                    Fleet Business Credit, LLC                      Equipment under lease
   9/19/2002     OH00054440521    UCC1                    Fleet Business Credit, LLC                      Equipment under lease
   9/20/2002     OH00054463024    UCC1                    Tennant Financial Services                      Equipment under lease
   9/23/2002     OH00054509810    UCC1                   Alexander Capital Corporation                    Equipment under lease
   9/30/2002     OH00054787909    UCC1                   Pacific Century Leasing, Inc.                    Equipment under lease
   1/3/2003       20030060608    AMEND                   Bank of Hawaii Leasing, Inc.                     Equipment under lease
   9/30/2002     OH00054788244    UCC1                   Pacific Century Leasing, Inc.                    Equipment under lease
   8/29/2003      20032460212    AMEND                   Bank of Hawaii Leasing, Inc.                     Equipment under lease

   10/3/2002     OH00054928535    UCC1             StorageTek Financial Services Corporation              Equipment under lease
   10/3/2002     OH00054950259    UCC1                 Siemens Financial Services, Inc.                   Equipment under lease
   8/11/2003      20032240540    AMEND                 Siemens Financial Services, Inc.                   Equipment under lease
   10/3/2002     OH00054950471    UCC1                 Siemens Financial Services, Inc.                   Equipment under lease
  10/15/2002     OH00055330519    UCC1                        Sequel Capital, LLC                         Equipment under lease
  10/17/2002     OH00055496094    UCC1                          ICX Corporation                           Equipment under lease
  10/17/2002     OH00055527930    UCC1                      UPS Capital Corporation                       Equipment under lease
  10/21/2002     OH00055577329    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   1/13/2003      20030140572     ASGN                    First Bank of Highland Park                     Equipment under lease
  10/24/2002     OH00055758888    UCC1                  Information Leasing Corporation                   Equipment under lease
  10/24/2002     OH00055766097    UCC1                   Alexander Capital Corporation                    Equipment under lease
  11/22/2002      20023290564     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
  10/24/2002     OH00055776331    UCC1                      IBM Credit Corporation                        Equipment under lease
  10/28/2002     OH00055924508    UCC1                    Fleet Business Credit, LLC                      Equipment under lease
   11/4/2002     OH00056181341    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   11/4/2002     OH00056213300    UCC1                  Information Leasing Corporation                   Equipment under lease
  11/26/2002     OH00057124988    UCC1               General Electric Capital Corporation                 Equipment under lease
   12/3/2002     OH00057323778    UCC1               Gatx Technology Services Corporation                 Equipment under lease
  12/10/2002     OH00057656985    UCC1                        D.L. Peterson Trust                         Equipment under lease
  12/19/2002     OH00058092829    UCC1                 Siemens Financial Services, Inc.                   Equipment under lease
  12/23/2002     OH00058198015    UCC1                   Meridian Leasing Corporation                     Equipment under lease
  12/26/2002     OH00058297671    UCC1                   Ameritech Credit Corporation                     Equipment under lease
  12/31/2002     OH00058466549    UCC1               Gatx Technology Services Corporation                 Equipment under lease
   1/6/2003      OH00058613582    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   1/10/2003     OH00058905965    UCC1                   Yale Financial Services, Inc.                    Equipment under lease

                                TYPE OF
  FILING DATE     FILE NUMBER    FILING                          SECURED PARTY                          DESCRIPTION OF COLLATERAL
--------------  --------------  -------  -----------------------------------------------------------  ------------------------------
   1/13/2003     OH00058969181    UCC1               Lasalle National Leasing Corporation                 Equipment under lease
   1/17/2003     OH00059144922    UCC1               Lasalle National Leasing Corporation                 Equipment under lease
   1/22/2003     OH00059271719    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   1/22/2003     OH00059272276    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   1/27/2003     OH00059398595    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   1/29/2003     OH00059486794    UCC1                   Alexander Capital Corporation                    Equipment under lease
   1/29/2003     OH00059492989    UCC1                   Alexander Capital Corporation                    Equipment under lease
   1/31/2003     OH00059559921    UCC1          Cupertino National Bank c/o Greater Bay Capital           Equipment under lease
   2/6/2003      OH00059796620    UCC1                     Zions Credit Corporation                       Equipment under lease
   2/6/2003      OH00059796842    UCC1                     Zions Credit Corporation                       Equipment under lease
   2/10/2003     OH00059864463    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   4/2/2003       20030940160    AMEND                   Ameritech Credit Corporation                     Equipment under lease
   2/10/2003     OH00059868734    UCC1                          IBM Credit LLC                            Equipment under lease
   2/11/2003     OH00059956822    UCC1                          IBM Credit LLC                            Equipment under lease
   2/12/2003     OH00060007036    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   2/12/2003     OH00060007147    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   2/14/2003     OH00060087458    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   5/13/2003      20031350328     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   2/21/2003     OH00060294679    UCC1              CIT Communications Finance Corporation                Equipment under lease
   2/21/2003     OH00060322701    UCC1                       United Defense, L.P.                               Inventory
   3/6/2003      OH00060726121    UCC1                          IBM Credit LLC                            Equipment under lease
   3/11/2003     OH00060912530    UCC1                   Alexander Capital Corporation                    Equipment under lease
   5/2/2003       20031180254     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   3/12/2003     OH00060987224    UCC1                   Alexander Capital Corporation                    Equipment under lease
   5/2/2003       20031180256     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   3/18/2003     OH00061178816    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   3/21/2003     OH00061352856    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   4/2/2003      OH00061817256    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   4/2/2003      OH00061825354    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   5/2/2003       20031250302    AMEND                   Ameritech Credit Corporation                     Equipment under lease
   4/2/2003      OH00061825687    UCC1                   Ameritech Credit Corporation                     Equipment under lease

                                TYPE OF
  FILING DATE     FILE NUMBER    FILING                          SECURED PARTY                          DESCRIPTION OF COLLATERAL
--------------  --------------  -------  -----------------------------------------------------------  ------------------------------
   4/2/2003      OH00061826033    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   4/4/2003      OH00061895876    UCC1                        JPMorgan Chase Bank                         Accounts, Inventory,
                                                                                                             Equipment, etc.
   8/22/2003      20032370294    AMEND                        JPMorgan Chase Bank                     Partial release on assets sold
   8/22/2003      20032370294   RELEASE                       JPMorgan Chase Bank                     Partial release on assets sold
   4/7/2003      OH00061945944    UCC1                          IBM Credit LLC                            Equipment under lease
   4/25/2003     OH00062869236    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   4/25/2003     OH00062870360    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   5/8/2003      OH00063457507    UCC1                      UPS Capital Corporation                       Equipment under lease
   5/9/2003      OH00063534349    UCC1                 Siemens Financial Services, Inc.                   Equipment under lease
   5/12/2003     OH00063648411    UCC1                   Alexander Capital Corporation                    Equipment under lease
   5/30/2003     OH00064435350    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   5/30/2003     OH00064435572    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   8/18/2003      20032180336    AMEND                   Meridian Leasing Corporation                     Equipment under lease
   5/30/2003     OH00064435794    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   5/30/2003     OH00064435916    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   8/4/2003       20032180338    AMEND                   Meridian Leasing Corporation                     Equipment under lease
   6/12/2003     OH00064974998    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   6/12/2003     OH00064975344    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   8/4/2003       20032180330    AMEND                   Meridian Leasing Corporation                     Equipment under lease
   6/23/2003     OH00065417030    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   6/23/2003     OH00065417141    UCC1                   Meridian Leasing Corporation                     Equipment under lease

   7/1/2003      OH00065784885    UCC1              CIT Communications Finance Corporation                Equipment under lease
   7/8/2003      OH00065988281    UCC1                          IBM Credit LLC                            Equipment under lease
   8/5/2003      OH00067036791    UCC1                   Alexander Capital Corporation                    Equipment under lease
   9/9/2003       20032530484     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   8/29/2003     OH00067942429    UCC1               Gatx Technology Services Corporation                 Equipment under lease
   9/2/2003      OH00068024000    UCC1                   Bank of Hawaii Leasing, Inc.                     Equipment under lease
   9/4/2003      OH00068112643    UCC1                     Fleet Business Credit LLC                      Equipment under lease
   9/16/2003     OH00068545751    UCC1                Synleaseco Delaware Business Trust                    Land and Fixtures
   9/16/2003     OH00068545862    UCC1                Synleaseco Delaware Business Trust                    Land and Fixtures
   9/22/2003     OH00068751637    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   9/22/2003     OH00068763228    UCC1                    Ontario Credit Corporation                      Equipment under lease
   10/3/2003     OH00069530589    UCC1                 Siemens Financial Services, Inc.                   Equipment under lease
  10/14/2003     OH00069467796    UCC1                   Meridian Leasing Corporation                     Equipment under lease
  10/20/2003     OH00069725986    UCC1                          EMC Corporation                           Equipment under lease
  10/20/2003     OH00069728023    UCC1                          EMC Corporation                           Equipment under lease
  10/20/2003     OH00069763895    UCC1                   Meridian Leasing Corporation                     Equipment under lease
  10/20/2003     OH00069798323    UCC1                  Toyota Motor Credit Corporation                   Equipment under lease
   11/4/2003     OH00070260054    UCC1           ExxonMobil Chemical Company a Division of                       Chemicals
                                                            Exxon Mobil Corporation
   12/5/2003     OH00071524651    UCC1                        D.L. Peterson Trust                         Equipment under lease
  12/22/2003     OH00072134079    UCC1                   Meridian Leasing Corporation                     Equipment under lease
  12/23/2003     OH00072086581    UCC1                     Rhein Chemie Corporation                           Raw Materials
  12/29/2003      20033630444    AMEND                     Rhein Chemie Corporation                           Raw Materials
  12/29/2003     OH00072236227    UCC1                     Rhein Chemie Corporation                           Raw Materials

                                TYPE OF
  FILING DATE     FILE NUMBER    FILING                          SECURED PARTY                          DESCRIPTION OF COLLATERAL
--------------  --------------  -------  -----------------------------------------------------------  ------------------------------
   1/2/2004      OH00072485517    UCC1             The CIT Group / Equipment Financing Inc.               Equipment under lease
   1/21/2004     OH00073084801    UCC1                         Xerox Corporation                          Equipment under lease
   2/2/2004      OH00073453137    UCC1                        Alliance Bank, N.A.                         Equipment under lease
   2/10/2004     OH00073795010    UCC1                        Alliance Bank, N.A.
   2/10/2004     OH00073794886    UCC1                        Alliance Bank, N.A.
   2/23/2004     OH00074136126    UCC1                  Information Leasing Corporation
   3/5/2004      OH00074602983    UCC1                  Toyota Motor Credit Corporation
   3/15/2004     OH00074875900    UCC1                     Wilmington Trust Company
   3/18/2004     OH00075044889    UCC1                   Barloworld Fleet Leasing, LLC
   3/22/2004     OH00075139729    UCC1                   Meridian Leasing Corporation
   3/22/2004     OH00075139618    UCC1                   Meridian Leasing Corporation
   3/22/2004     OH00075139507    UCC1                   Meridian Leasing Corporation
   3/22/2004     OH00075139496    UCC1                   Meridian Leasing Corporation
   3/30/2004     OH00075489366    UCC1                   Meridian Leasing Corporation
   3/30/2004     OH00075489669    UCC1                   Meridian Leasing Corporation
   3/30/2004     OH00075489811    UCC1                   Meridian Leasing Corporation
   3/30/2004     OH00075490501    UCC1                   Meridian Leasing Corporation
   3/30/3004     OH00075489033    UCC1                   Meridian Leasing Corporation
   3/30/2004     OH0007590167     UCC1                   Meridian Leasing Corporation
   3/30/2004     OH00075490389    UCC1                   Meridian Leasing Corporation
   3/30/2004     OH00075490490    UCC1                   Meridian Leasing Corporation
   4/2/2004      OH00075627633    UCC1                  Information Leasing Corporation
   4/12/2004      20041050716    AMEND                  Information Leasing Corporation
   4/14/2004     OH00075909449    UCC1              Technology Investment Partners, L.L.C.
   4/15/2004     OH00076103745    UCC1                    Ontario Credit Corporation
   4/16/2004     OH00076179774    UCC1                        Alliance Bank, N.A.
   4/16/2004     OH00076179774    UCC1                    Ontario Credit Corporation
   4/19/2004     OH00076252023    UCC1                   Meridian Leasing Corporation

                                TYPE OF
  FILING DATE     FILE NUMBER    FILING                          SECURED PARTY                          DESCRIPTION OF COLLATERAL
--------------  --------------  -------  -----------------------------------------------------------  ------------------------------
   4/19/2004     OH00076251900    UCC1                   Meridian Leasing Corporation
   4/28/2004     OH00076551047    UCC1                        Herc Exchange, LLC
   5/14/2004     OH00077299931    UCC1                        Alliance Bank, N.A.
   5/14/2004     OH00077299931    UCC1                    Ontario Credit Corporation
   5/20/2004     OH00077343714    UCC1              Technology Investment Partners, L.L.C.
   5/26/2004     OH00077519434    UCC1              Technology Investment Partners, L.L.C.
   5/26/2004     OH00077686598    UCC1                   Alexander Capital Corporation
   6/1/2004      OH00077868170    UCC1                   Meridian Leasing Corporation
   6/2/2004      OH00077950195    UCC1                   Ameritech Credit Corporation
   6/17/2004     OH00078549923    UCC1                    Springs Leasing Corporation
   6/24/2004      20041760706     ASGN                      MB Financial Bank, N.A.
   7/13/2004     OH00079372424    UCC1                          EMC Corporation
   7/13/2004     OH00079372424    UCC1                     Fleet Business Credit LLC
   7/14/2004     OH00079457808    UCC1                          EMC Corporation
   7/14/2004     OH00079457808    UCC1                     Fleet Business Credit LLC
   7/29/2004     OH00080030564    UCC1                   Alexander Capital Corporation
   8/4/2004       20042180630     ASGN                 National City Leasing Corporation                  Equipment under lease
   8/19/2004     OH00080690815    UCC1                        JPMorgan Chase Bank                         Accounts, Inventory,
                                                                                                             Equipment, etc.
   8/23/2004     OH00080790049    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/27/2004     OH00080974534    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/27/2004     OH00080974645    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/27/2004     OH00080974867    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/27/2004     OH00080975767    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/27/2004     OH00080975324    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/27/2004     OH00080975980    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/27/2004     OH00080976992    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/27/2004     OH00080977237    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/27/2004     OH00080977671    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/27/2004     OH00080977893    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/27/2004     OH00080978138    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/27/2004     OH00080975091    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/27/2004     OH00080975768    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/31/2004     OH00081012911    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/30/2004     OH00081020908    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/30/2004     OH00081020231    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/30/2004     OH00081021021    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/30/2004     OH00081020564    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/30/2004     OH00081020897    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/31/2004     OH00081013034    UCC1                   Ameritech Credit Corporation                     Equipment under lease

                                TYPE OF
  FILING DATE     FILE NUMBER    FILING                          SECURED PARTY                          DESCRIPTION OF COLLATERAL
--------------  --------------  -------  -----------------------------------------------------------  ------------------------------
   9/21/2004     OH00081703653    UCC1                   Alexander Capital Corporation                    Equipment under lease
   9/27/2004     OH00081863732    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   9/29/2004     OH00081965324    UCC1                      Citicorp Leasing, Inc.
   10/4/2004      20042800228     ASGN                   Meridian Leasing Corporation                     Equipment under lease
   10/8/2004     OH00082283036    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   10/8/2004     OH00082283470    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   10/8/2004     OH00082283581    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   10/8/2004     OH00082283814    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   10/8/2004     OH00082284048    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   10/8/2004     OH00082284260    UCC1                   Ameritech Credit Corporation                     Equipment under lease
  10/15/2004      20042930272     ASGN                   Meridian Leasing Corporation                     Equipment under lease
  10/24/2004      20042990122     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
  10/28/2004     OH00082950718    UCC1                   Ameritech Credit Corporation                     Equipment under lease
  10/29/2004     OH00083008328    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   11/1/2004     OH00083092688    UCC1                   Alexander Capital Corporation                    Equipment under lease
   11/1/2004     OH00083092911    UCC1                   Alexander Capital Corporation                    Equipment under lease
   11/2/2004      20043090148    AMEND                   Ameritech Credit Corporation                     Equipment under lease
   11/2/2004      20043090126    AMEND                   Ameritech Credit Corporation                     Equipment under lease
   11/2/2004     OH00083120719    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   11/2/2004     OH00083122390    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   11/2/2004     OH00083122512    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   11/2/2004     OH00083122845    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   11/3/2004     OH00083171333    UCC1                   Alexander Capital Corporation                    Equipment under lease
   11/4/2004     OH00083199886    UCC1                          IBM credit LLC
   11/5/2004     OH00083236028    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   11/5/2004     OH00083236917    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   11/8/2004     OH00083343560    UCC1                   Meridian Leasing Corporation                     Equipment under lease
  11/24/2004     OH00083838660    UCC1                   Meridian Leasing Corporation                     Equipment under lease
  11/24/2004     OH00083838882    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   12/3/2004     OH00084164692    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   12/3/2004     OH00084164703    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   12/3/2004     OH00084164814    UCC1                   Ameritech Credit Corporation                     Equipment under lease
  12/17/2004     OH00084683218    UCC1                   Meridian Leasing Corporation                     Equipment under lease
  12/22/2004     OH00084839350    UCC1                   Ameritech Credit Corporation                     Equipment under lease
  12/27/2004     OH00084889416    UCC1                   Ameritech Credit Corporation                     Equipment under lease
  12/27/2004     OH00084890095    UCC1                   Ameritech Credit Corporation                     Equipment under lease
  12/30/2004     OH00085078428    UCC1                          Citibank, N.A.                             Accounts Receivable
   1/5/2005      OH00085277874    UCC1                   Alexander Capital Corporation                    Equipment under lease
   2/2/2005       20050330788     ASGN                   Alexander Capital Corporation                    Equipment under lease
   1/11/2005     OH00085455418    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   1/11/2005     OH00085455741    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   1/19/2005     OH00085687156    UCC1                  Toyota Motor Credit Corporation                   Equipment under lease
   1/19/2005     OH00085687156    UCC1               Prolift Industrial Equipment Co., LLC                Equipment under lease
   1/24/2005     OH00085809449    UCC1                     CSA Financial Corporation                        Accounts, Contract
                                                                                                           Rights and Equipment
   2/2/2005      OH00086090253    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   2/8/2005      OH00086266317    UCC1                   AIR LIQUIDE INDUSTRIAL U S LP                    Equipment under lease
   2/24/2005     OH00086699203    UCC1                       Crown Credit Company                         Equipment under lease
   2/25/2005     OH00086770861    UCC1                     CSA Financial Corporation                      Equipment under lease
   2/28/2005     OH00086844000    UCC1                     CSA Financial Corporation                      Equipment under lease
   2/28/2005     OH00086844111    UCC1                     CSA Financial Corporation                      Equipment under lease
   3/1/2005      OH00086881907    UCC1                   Alexander Capital Corporation                    Equipment under lease
   3/1/2005      OH00086882020    UCC1                         MB Financial N.A.                          Equipment under lease
   3/2/2005      OH00086885490    UCC1                   Meridian Leasing Corporation                     Equipment under lease

                                TYPE OF
  FILING DATE     FILE NUMBER    FILING                          SECURED PARTY                          DESCRIPTION OF COLLATERAL
--------------  --------------  -------  -----------------------------------------------------------  ------------------------------
   3/2/2005      OH00086935457    UCC1                   Alexander Capital Corporation                    Equipment under lease
   3/2/2005      OH00086936358    UCC1                   Alexander Capital Corporation                    Equipment under lease
   3/2/2005      OH00086936681    UCC1                   Alexander Capital Corporation                    Equipment under lease
   3/3/2004      OH00086874700    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   3/9/2005      OH00087119286    UCC1                   Alexander Capital Corporation                    Equipment under lease
   3/10/2005     OH00087164625    UCC1                   Alexander Capital Corporation                    Equipment under lease
   3/11/2005     OH00087208275    UCC1                   Alexander Capital Corporation                    Equipment under lease
   3/11/2005     OH00087208497    UCC1                   Alexander Capital Corporation                    Equipment under lease
   3/14/2005     OH00087291856    UCC1                     CSA Financial Corporation                      Equipment under lease
   3/16/2005     OH00087331913    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   3/18/2005     OH00087452282    UCC1                   Alexander Capital Corporation                    Equipment under lease
   3/18/2005     OH00087452393    UCC1                   Alexander Capital Corporation                    Equipment under lease
   3/22/2005      20050810574     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   3/22/2005      20050810654     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   3/22/2005      20050810610     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   3/24/2005      20050830116     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   3/24/2005      20050830408     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   3/24/2005      20050830410     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   3/24/2005      20050830118     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   3/30/2005     OH00087813298    UCC1                   Alexander Capital Corporation                    Equipment under lease

   4/4/2005      OH00087980807    UCC1                     CSA Financial Corporation                      Equipment under lease
   4/4/2005      OH00087981031    UCC1                     CSA Financial Corporation                      Equipment under lease
   4/4/2005      OH00087981142    UCC1                     CSA Financial Corporation                      Equipment under lease
   4/4/2005      OH00087981253    UCC1                     CSA Financial Corporation                      Equipment under lease
   4/4/2005      OH00087981475    UCC1                     CSA Financial Corporation                      Equipment under lease
   4/4/2005      OH00087981586    UCC1                     CSA Financial Corporation                      Equipment under lease
   4/5/2005       20050950360     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   4/6/2005      OH00088052700    UCC1                    Raymond Leasing Corporation                           Equipment
   4/13/2005     OH00088235738    UCC1                        PolyOne Corporation                               Equipment
   4/13/2005     OH00088255083    UCC1              De Lage Landen Financial Services, Inc.               Equipment under lease
   4/13/2005     OH00088298053    UCC1                        JPMorgan Chase Bank                         Accounts, Inventory,
                                                                                                              Equipment, etc.
   4/14/2005     OH00088318532    UCC1                          Relational, LLC                           Present and future goods
   4/14/2005     OH00088359255    UCC1               Deutsche Bank Trust Company Americas                 Accounts, Inventory,
                                                                                                              Equipment, etc.
   4/15/2005     OH00088388943    UCC1                     Wilmington Trust Company                       All assets of the debtor
   4/18/2005     OH00088369600    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   4/18/2005     OH00088375017    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   4/18/2005     OH00088376463    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   4/18/2005     OH00088387820    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   4/29/2005     OH00088962709    UCC1                   Alexander Capital Corporation                    Equipment under lease
   4/29/2005     OH00088962810    UCC1                   Alexander Capital Corporation                    Equipment under lease
   5/5/2005       20051250158     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   5/6/2005      OH00089083423    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   5/6/2005      OH00089083534    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   5/6/2005      OH00089083756    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   5/6/2005      OH00089094446    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   5/6/2005      OH00089096137    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   5/6/2005      OH00089096248    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   5/6/2005      OH00089096359    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   5/9/2005      OH00089151933    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   5/16/2005     OH00089438799    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   5/16/2005     OH00089465685    UCC1                   Summit County Port Authority                     Equipment under lease

                                TYPE OF
  FILING DATE     FILE NUMBER    FILING                          SECURED PARTY                          DESCRIPTION OF COLLATERAL
--------------  --------------  -------  -----------------------------------------------------------  ------------------------------
   5/20/2005      20051400528     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   5/20/2005      20051400504     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   5/20/2005     OH00089692584    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   5/23/2005     OH00089760772    UCC1                   Alexander Capital Corporation                    Equipment under lease
   5/23/2005     OH00089761784    UCC1                   Alexander Capital Corporation                    Equipment under lease
   5/24/2005     OH00089696422    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   5/25/2005     OH00089860017    UCC1                   Alexander Capital Corporation                    Equipment under lease
   5/25/2005     OH00089860340    UCC1                   Alexander Capital Corporation                    Equipment under lease
   5/25/2005     OH00089860895    UCC1                   Alexander Capital Corporation                    Equipment under lease
   6/6/2005       20051570562     ASGN                   Alexander Capital Corporation                    Equipment under lease
   6/6/2005       20051570080     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   6/9/2005       20051600420     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   6/9/2005       20051600156     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   6/9/2005       20051600410     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   6/10/2005     OH00090269066    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   6/15/2005      20051660214    AMEND                   Ameritech Credit Corporation                     Equipment under lease
   6/16/2005     OH00090537823    UCC1                   Alexander Capital Corporation                    Equipment under lease
   6/16/2005     OH00090538279    UCC1                   Alexander Capital Corporation                    Equipment under lease
   6/17/2005     OH00090576077    UCC1                   Alexander Capital Corporation                    Equipment under lease
   6/20/2005     OH00090563818    UCC1                   CIT Technologies Corporation                     Equipment under lease
   6/27/2005      20051790446     TERM                    Springs Leasing Corporation
   6/29/2005      20051800064    AMEND                        D.L. Peterson trust                         Equipment under lease
   6/30/2005      20051810306     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   6/30/2005      20051810032     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   7/1/2005      OH00090997938    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   7/5/2005      OH00091004158    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   7/5/2005      OH00091054981    UCC1                   Alexander Capital Corporation                    Equipment under lease
   7/6/2005      OH00091160188    UCC1                   Alexander Capital Corporation                    Equipment under lease
   7/8/2005       20051890076    AMEND                        D.L. Peterson trust                         Equipment under lease
   7/8/2005      OH00091139709    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   7/8/2005      OH00091163114    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   7/8/2005      OH00091163225    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   7/11/2005     OH00091243548    UCC1                       Merrill Lynch Capital                        Equipment under lease
   7/22/2005     OH00091599036    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   7/29/2005      2005100444     AMEND                        D.L. Peterson trust                         Equipment under lease
   8/1/2005      OH00091913812    UCC1                   Alexander Capital Corporation                    Equipment under lease
   8/4/2005      OH00091971076    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/4/2005      OH00091969930    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/4/2005      OH00091956337    UCC1               Banc of America Leasing & Capital LLC                Equipment under lease
   8/8/2005      OH00092011699    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/8/2005      OH00092011700    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/8/2005      OH00092022834    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/8/2005      OH00092011588    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/8/2005      OH00092011477    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   8/11/2005      20052270236    AMEND                     Wilmington Trust Company                            Common stock
   8/11/2005      20052270234    AMEND                     Wilmington Trust Company                            Common stock
   8/12/2005     OH00092218354    UCC1                        Merc Exchange, LLC                          Equipment under lease
   8/22/2005      20052340574    AMEND                        D.L. Peterson trust                         Equipment under lease
   8/22/2005      20052340734     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   8/24/2005      20052380148    AMEND                        JPMorgan Chase Bank                         Accounts, Inventory,
                                                                                                            Equipment, etc.
   9/1/2005      OH00092903923    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   9/2/2005       20052500016    AMEND                        JPMorgan Chase Bank                         Accounts, Inventory,
                                                                                                            Equipment, etc.

                                TYPE OF
  FILING DATE     FILE NUMBER    FILING                          SECURED PARTY                          DESCRIPTION OF COLLATERAL
--------------  --------------  -------  -----------------------------------------------------------  ------------------------------
   9/2/2005       20052500018    AMEND                        JPMorgan Chase Bank                         Accounts, Inventory,
                                                                                                            Equipment, etc.
   9/2/2005       20052500022    AMEND                        JPMorgan Chase Bank                         Accounts, Inventory,
                                                                                                            Equipment, etc.
   9/2/2005       20052500020    AMEND               Deutsche Bank Trust Company Americas                 Accounts, Inventory,
                                                                                                            Equipment, etc.
   9/8/2005      OH00093109465    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   9/8/2005      OH00093109910    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   9/8/2005      OH00093110155    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   9/13/2005     OH00093244683    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   9/14/2005      20052640404    AMEND                     Wilmington Trust Company                          Purchased Assets
   9/14/2005      20052590274    AMEND                     Wilmington Trust Company                          Purchased Assets
   9/15/2005     OH00093240312    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   9/15/2005     OH00093255373    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   9/21/2005     OH00093521661    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   9/21/2005     OH00093521772    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   9/21/2005     OH00093522017    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   9/22/2005     OH00093536844    UCC1                   Alexander Capital Corporation                    Equipment under lease
   9/29/2005     OH00093810018    UCC1                   CIT Technologies Corporation                     Equipment under lease
   9/29/2005     OH00093810341    UCC1                   CIT Technologies Corporation                     Equipment under lease
   9/29/2005     OH00093810674    UCC1                   CIT Technologies Corporation                     Equipment under lease
   10/4/2005     OH00093919230    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   10/4/2005     OH00093926871    UCC1                   Ameritech Credit Corporation                     Equipment under lease
  10/10/2005     OH00094093724    UCC1                   NMHG Financial Services, Inc.                    Equipment under lease
  10/10/2005      20052830148    AMEND                        D.L. Peterson trust                         Equipment under lease
  10/11/2005      20052850732     ASGN                   Meridian Leasing Corporation                     Equipment under lease
  10/12/2005     OH00094193069    UCC1                   Ameritech Credit Corporation                     Equipment under lease
  10/13/2005      20052860064    AMEND                        D.L. Peterson trust                         Equipment under lease
  10/27/2005     OH00094828349    UCC1                   Air Liquide Industrial US LP                      Plant and equipment
  10/27/2005     OH00094832287    UCC1                       Merrill Lynch Capital                        Equipment under lease
  10/28/2005     OH00094865468    UCC1                    Bharat Forge America, Inc.                      Inventory and property
  10/31/2005     OH00094959518    UCC1                   Barloworld Fleet Leasing LLC                     Equipment under lease
   11/2/2005     OH00095056272    UCC1                   Alexander Capital Corporation                    Equipment under lease
   11/3/2005     OH00095057062    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   11/3/2005     OH00095057173    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   11/3/2005     OH00095058963    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   11/3/2005     OH00095063035    UCC1                   Ameritech Credit Corporation                     Equipment under lease
   11/4/2005     OH00095198919    UCC1                   Alexander Capital Corporation                    Equipment under lease
   11/8/2005     OH00095356531    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   11/9/2005     OH00095422916    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
  11/17/2005     OH00095684576    UCC1                  Toyota Motor Credit Corporation                   Equipment under lease
  11/17/2005     OH00095747358    UCC1                   Alexander Capital Corporation                    Equipment under lease
  11/18/2005      20053220104    AMEND                        D.L. Peterson trust                         Equipment under lease
  11/28/2005     OH00096007573    UCC1                   Alexander Capital Corporation                    Equipment under lease
   12/2/2005     OH00096164171    UCC1                   Ameritech Credit Corporation                     Equipment under lease

                                TYPE OF
  FILING DATE     FILE NUMBER    FILING                          SECURED PARTY                          DESCRIPTION OF COLLATERAL
--------------  --------------  -------  -----------------------------------------------------------  ------------------------------
   12/5/2005     OH00096257653    UCC1                  Toyota Motor Credit Corporation                   Equipment under lease
   12/5/2005      20053390348     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   12/9/2005     OH00096495708    UCC1                   Alexander Capital Corporation                    Equipment under lease
   12/9/2005     OH00096501127    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   12/9/2005     OH00096501349    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
  12/16/2005     OH00096750639    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
  12/16/2005      20053500672     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
  12/19/2005     OH00096807660    UCC1              ICX Corporation, now RBS Asset Finance                Equipment under lease
  12/20/2005      20053540912     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
  12/21/2005      20053550262    AMEND                        D.L. Peterson trust                         Equipment under lease
   1/3/2006      OH00097350379    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   1/6/2006      OH00097445986    UCC1                           QA Group LLC                             Equipment under lease
   1/6/2006      OH00097449257    UCC1                       Wells Fargo Foothill                         Equipment under lease
   1/6/2006      OH00097449368    UCC1                       Wells Fargo Foothill                         Equipment under lease
   1/6/2006       20060090368     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   1/10/2006      20060110672    AMEND                     Wilmington Trust Company                       Accounts, Inventory,
                                                                                                            Equipment, etc.
   1/10/2006      20060110674    AMEND                     Wilmington Trust Company                       Accounts, Inventory,
                                                                                                            Equipment, etc.
   1/10/2006      20060110666    AMEND                        JPMorgan Chase Bank                         Accounts, Inventory,
                                                                                                            Equipment, etc.
   1/10/2006      20060110668    AMEND                        JPMorgan Chase Bank                         Accounts, Inventory,
                                                                                                            Equipment, etc.
   1/10/2006      20060110670    AMEND                        JPMorgan Chase Bank                         Accounts, Inventory,
                                                                                                            Equipment, etc.
   1/10/2006      20060110676    AMEND               Deutsche Bank Trust Company Americas                 Accounts, Inventory,
                                                                                                            Equipment, etc.
   1/18/2006     OH00097847504    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   1/20/2006     OH00097895646    UCC1                        Herc Exchange, LLC                          Equipment under lease
   1/23/2006     OH00098010976    UCC1                   Alexander Capital Corporation                    Equipment under lease
   1/31/2006     OH00098247664    UCC1                    Butler Capital Corporation                      Equipment under lease
   2/2/2006       20060330746     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   2/14/2006      20060450176     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   2/28/2006     OH00099167685    UCC1            Hewlett-Packard Financial Services Company              Equipment under lease
   3/1/2006      OH00099194137    UCC1                  Toyota Motor Credit Corporation                   Equipment under lease
   3/2/2006       20060610644    AMEND                        D.L. Peterson trust                         Equipment under lease
   3/13/2006     OH00099690361    UCC1                       Bostrom Seating, Inc.                        Equipment under lease
   3/14/2006     OH00099707025    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   3/14/2006     OH00099707469    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   3/14/2006     OH00099707803    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   3/14/2006     OH00099708037    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   3/15/2006      20060740220    AMEND                        D.L. Peterson trust                         Equipment under lease
   3/24/2006     OH00100052202    UCC1                   CIT Technologies Corporation                     Equipment under lease

                                TYPE OF
  FILING DATE     FILE NUMBER    FILING                          SECURED PARTY                          DESCRIPTION OF COLLATERAL
--------------  --------------  -------  -----------------------------------------------------------  ------------------------------
   3/28/2006     OH00100212515    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   4/7/2006       20060970234    AMEND                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   4/11/2006      20061010318    AMEND                        D.L. Peterson trust                         Equipment under lease
   4/17/2006      20061080514    AMEND              ICX Corporation, now RBS Asset Finance                Equipment under lease
   5/1/2006      OH00101691085    UCC1                   Alexander Capital Corporation                    Equipment under lease
   5/9/2006      OH00101918552    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   5/9/2006      OH00101920810    UCC1                   Meridian Leasing Corporation                     Equipment under lease
   5/19/2006      20061390888    AMEND                      MB Financial Bank, N.A.                       Equipment under lease
   5/24/2006      20061450674     ASGN                      MB Financial Bank, N.A.                       Equipment under lease
   5/24/2006     OH00102582974    UCC1               General Electric Capital Corporation                 Property and equipment
   5/26/2006     OH00102657569    UCC1                   Air Liquide Industrial US LP                     Equipment under lease
   6/6/2006       20061570954    AMEND                      MB Financial Bank, N.A.                       Equipment under lease
   6/13/2006     OH00103256308    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   6/14/2006     OH00103238299    UCC1                   CIT Technologies Corporation                     Equipment under lease
   6/15/2006      20061670576    AMEND                       Merrill Lynch Capital                        Equipment under lease
   6/19/2006      20061700492    AMEND                        D.L. Peterson trust                         Equipment under lease
   6/20/2006      20061711012    AMEND                   Alexander Capital Corporation                    Equipment under lease
   6/20/2006      20061710936    AMEND                      MB Financial Bank, N.A.                       Equipment under lease
   6/20/2006      20061710424    AMEND                      MB Financial Bank, N.A.                       Equipment under lease
   6/20/2006      20061711002    AMEND                      MB Financial Bank, N.A.                       Equipment under lease
   6/20/2006      20061711004    AMEND                      MB Financial Bank, N.A.                       Equipment under lease
   6/20/2006      20061711006    AMEND                      MB Financial Bank, N.A.                       Equipment under lease
   6/20/2006      20061711008    AMEND                      MB Financial Bank, N.A.                       Equipment under lease
   6/20/2006      20061711010    AMEND                      MB Financial Bank, N.A.                       Equipment under lease
   6/20/2006      20061710428    AMEND                      MB Financial Bank, N.A.                       Equipment under lease
   6/23/2006     OH00103634855    UCC1              De Lage Landen Financial Services, Inc.               Equipment under lease
   6/23/2006     OH00103636879    UCC1              De Lage Landen Financial Services, Inc.               Equipment under lease
   6/26/2006      20061770506    AMEND             Harwick Standard Distribution Corporation                    Chemicals
   6/27/2006     OH00103744767    UCC1                   Dell Financing Services L.P.                     Equipment under lease
   6/30/2006      20061810230    AMEND                   Alexander Capital Corporation                    Equipment under lease
   6/30/2006      20061810412    AMEND                   Alexander Capital Corporation                    Equipment under lease
   7/7/2006       20061880154    AMEND                        D.L. Peterson trust                         Equipment under lease
   7/19/2006      20062001042    AMEND                        D.L. Peterson trust                         Equipment under lease
   7/21/2006      20062020322    AMEND                        D.L. Peterson trust                         Equipment under lease
   7/24/2006      20062051088    AMEND                        D.L. Peterson trust                         Equipment under lease
   7/24/2006     OH00104701708    UCC1                    AT&T Capital Services, Inc.                     Equipment under lease
   7/26/2006     OH00104847938    UCC1                   Alexander Capital Corporation                    Equipment under lease
   7/26/2006     OH00104848940    UCC1                   Alexander Capital Corporation                    Equipment under lease
   7/28/2006     OH00104867405    UCC1                    AT&T Capital Services, Inc.                     Equipment under lease
   7/28/2006     OH00104872466    UCC1                    AT&T Capital Services, Inc.                     Equipment under lease
   7/28/2006     OH00104872577    UCC1                    AT&T Capital Services, Inc.                     Equipment under lease
   8/3/2006       20062160472    AMEND                       Merrill Lynch Capital                        Equipment under lease
   8/8/2006      OH00105309191    UCC1                   Alexander Capital Corporation                    Equipment under lease
   8/8/2006      OH00105309202    UCC1                   Alexander Capital Corporation                    Equipment under lease
   8/8/2006      OH00105309313    UCC1                   Alexander Capital Corporation                    Equipment under lease
   8/8/2006      OH00105309424    UCC1                   Alexander Capital Corporation                    Equipment under lease
   8/11/2006      20062260764     ASGN                      Bank Financial, F.S.B.                        Equipment under lease
   8/11/2006      20062260762     ASGN                      Bank Financial, F.S.B.                        Equipment under lease
   8/11/2006      20062260760     ASGN                      Bank Financial, F.S.B.                        Equipment under lease
   8/11/2006      20062260758     ASGN                      Bank Financial, F.S.B.                        Equipment under lease
   8/11/2006     OH00105422151    UCC1                   Meridian Leasing Corporation                     Equipment under lease

                                TYPE OF
  FILING DATE     FILE NUMBER    FILING                          SECURED PARTY                          DESCRIPTION OF COLLATERAL
--------------  --------------  -------  -----------------------------------------------------------  ------------------------------
   8/14/2006     OH00105449581    UCC1                    AT&T Capital Services, Inc.                     Equipment under lease
   8/14/2006     OH00105451738    UCC1                    AT&T Capital Services, Inc.                     Equipment under lease
   8/15/2006      20062280704     ASGN                   Alexander Capital Corporation                    Equipment under lease
   8/15/2006      20062280706     ASGN                   Alexander Capital Corporation                    Equipment under lease
   8/17/2006      20062290672    AMEND                        D.L. Peterson trust                         Equipment under lease
   9/5/2006      OH00106227976    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   9/5/2006      OH00106227865    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   9/6/2006       20062490796    AMEND              De Lage Landen Financial Services, Inc.               Equipment under lease
   9/6/2006       20062490792    AMEND              De Lage Landen Financial Services, Inc.               Equipment under lease
   9/6/2006      OH00106275674    UCC1                    Commonwealth Capital Corp.                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   9/6/2006      OH00106276020    UCC1                    Commonwealth Capital Corp.                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   9/6/2006      OH00106278599    UCC1                    Commonwealth Capital Corp.                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   9/6/2006      OH00106279490    UCC1                    Commonwealth Capital Corp.                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   9/13/2006     OH00106544554    UCC1                   Alexander Capital Corporation                    Equipment under lease
   9/13/2006     OH00106544665    UCC1                   Alexander Capital Corporation                    Equipment under lease
   9/15/2006     OH00106644900    UCC1                    Commonwealth Capital Corp.                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   9/15/2006     OH00106645467    UCC1                    Commonwealth Capital Corp.                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   9/15/2006     OH00106649516    UCC1                    Commonwealth Capital Corp.                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   9/29/2006      20062720762     ASGN                          IBM Credit LLC                            Equipment under lease
  10/23/2006     OH00107972512    UCC1                   Meridian Leasing Corporation                     Equipment under lease
  10/25/2005     OH00107977895    UCC1                      Chesapeake Funding LLC                        Equipment under lease
   11/1/2006     OH00108292248    UCC1                 Cisco Systems Capital Corporation                  Equipment under lease
  11/16/2006      20063200480    AMEND                      Chesapeake Funding LLC                        Equipment under lease
  11/20/2006     OH00109084359    UCC1                     CSA Financial Corporation                      Equipment under lease
  11/21/2006     OH00109137897    UCC1               General Electric Capital Corporation                 Property and equipment
  12/11/2006     OH00109825836    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
  12/22/2006     OH00110214096    UCC1                      CIT Financial USA, Inc.                       Equipment under lease
  12/27/2006      20063610736    AMEND                      Chesapeake Funding LLC                        Equipment under lease
   1/2/2007       20070040326    AMEND                     Wilmington Trust Company                       Accounts, Inventory,
                                                                                                            Equipment, etc.
   1/2/2007       20070040324    AMEND                     Wilmington Trust Company                       Accounts, Inventory,
                                                                                                            Equipment, etc.
   1/2/2007       20070040322    AMEND                        JPMorgan Chase Bank                         Accounts, Inventory,
                                                                                                            Equipment, etc.
   1/2/2007       20070040320    AMEND                        JPMorgan Chase Bank                         Accounts, Inventory,
                                                                                                            Equipment, etc.
   1/2/2007       20070040318    AMEND                        JPMorgan Chase Bank                         Accounts, Inventory,
                                                                                                            Equipment, etc.
   1/2/2007       20070040316    AMEND               Deutsche Bank Trust Company Americas                 Accounts, Inventory,
                                                                                                            Equipment, etc.
   1/19/2007     OH00111131869    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.
   1/19/2007     OH00111131970    UCC1                    Ontario Credit Corporation                      Accounts, Inventory,
                                                                                                            Equipment, etc.

                                TYPE OF
  FILING DATE     FILE NUMBER    FILING                          SECURED PARTY                          DESCRIPTION OF COLLATERAL
--------------  --------------  -------  -----------------------------------------------------------  ------------------------------
   2/5/2007      OH00111657459    UCC1                     CSA Financial Corporation                      Equipment under lease
   2/12/2007     OH00111863113    UCC1                      Chesapeake Funding LLC                        Equipment under lease
   2/22/2007     OH00112157743    UCC1                          EMC Corporation                           Equipment under lease
   3/5/2007      OH00112544300    UCC1               General Electric Capital Corporation                 Equipment under lease
   3/5/2007      OH00112544522    UCC1               General Electric Capital Corporation                 Equipment under lease
   3/5/2007      OH00112544633    UCC1               General Electric Capital Corporation                 Equipment under lease
   3/5/2007      OH00112544855    UCC1               General Electric Capital Corporation                 Equipment under lease
   3/19/2007      20070780164    AMEND                      Chesapeake Funding LLC                        Equipment under lease
   3/23/2007     OH00113192748    UCC1                        Zeon Chemicals L.P.                         Equipment under lease

                                                                        Annex B
                                                               to Schedule 6.06

           GOODYEAR CANADA INC. - LIST OF PPSA (ALBERTA) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                                REGISTRATION
       DEBTOR             SECURED PARTY            NUMBER                  COLLATERAL DESCRIPTION                    EXPIRY
--------------------  ---------------------  --------------------  ---------------------------------------------  -------------
Goodyear Canada Inc.  PHH Vehicle            98060125253           Various motor vehicles                         June 1, 2008
                      Management Services    03021007327
                      Inc.                   (amendment)
                                             03042803910
                                             (amendment)
                                             03051428989
                                             (renewal)
                                             04032201487
                                             (amendment)
                                             04061003135
                                             (amendment)
                                             04090123276
                                             (amendment)
                                             05101926805
                                             (amendment)
                                             06053102072
                                             (amendment)
                                             06082819886
                                             (amendment)
Goodyear Canada Inc.  Imperial Oil           94011715854           Inventory                                      January 17, 2019
                                             04010817627           Proceeds: All present and after-acquired
                                             (amendment &          personal property of the debtor of whatever
                                             renewal)              description or kind.

                      Imperial Oil Limited

                      McColl-Frontenac
                      Petroleum Inc.         THIS REGISTRATION IS
                                             LISTED TWICE IN THE
                      Imperial Oil, a        SEARCH RESULTS.
                      Partnership of
                      Imperial Oil

                                                REGISTRATION
       DEBTOR             SECURED PARTY            NUMBER                  COLLATERAL DESCRIPTION                       EXPIRY
--------------------  ---------------------  --------------------  ---------------------------------------------  ------------------
Goodyear Canada Inc.  Onset Capital          04091432015           Various equipment                              September 14, 2010
                      Corporation

Goodyear Canada Inc.  Neon Products Ltd.     97080506682           Various signage                                August 5, 2007

Goodyear Canada Inc.  Neon Products Ltd.     98022605111           Various signage                                February 26, 2008

Goodyear Canada Inc.  Neon Products Ltd.     98022604940           Various signage                                February 26, 2008

Goodyear Canada Inc.  Neon Products Ltd.     98022605467           Various signage                                February 26, 2008

Goodyear Canada Inc.  Neon Products Ltd.     99030904793           Various signage                                March 9,2009

Goodyear Canada Inc.  Neon Products          99030904835           Various signage                                March 9,2008

Goodyear Canada Inc.  Dell Financial         99072707732           Various computer equipment Proceeds: All       July 27, 2008
                      Services Canada Ltd.                         present and after-acquired personal property

Goodyear Canada Inc.  Neon Products Ltd.     00011805918           Various signage                                January 18, 2010

Goodyear Canada Inc.  Neon Products          00121901771           Various signage                                December 19, 2010

Goodyear Canada Inc.  Neon Products          00121902027           Various signage                                December 19, 2010

Goodyear Canada Inc.  IBM Canada Ltd.        01020513022           All present and after-acquired goods supplied  February 5, 2008
                                             05012615513           by the secured party, including without
                                             (renewal)             limitation, all office machines, office
                                                                   equipment, computer hardware, software and
                                                                   ancillary products supplied by the secured
                                                                   party, and all proceeds therefrom regardless
                                                                   of the form of the proceeds.

Goodyear Canada Inc.  Pattison Sign Group    02091813002           Various signage                                September 18, 2012

Goodyear Canada Inc.  JP Morgan Chase Bank,  03032019329           All of the debtor's present and after-         March 20, 2008
                      N.A.                   04081908230           acquired right, title and interest in the
                                             (amendment)           "ABL Facilities Collateral" which is defined.
                                             05040614926
                                             (amendment)

Goodyear Canada Inc.  Praxair Canada Inc.    03031709110           Various equipment                              March 17, 2009
                                             03041524863
                                             (amendment)

Goodyear Canada Inc.  Pattison Sign Group    03051632663           Various signage                                May 16, 2003

Goodyear Canada Inc.  Blanchette Neon        04010701813           Various signage                                January 7, 2009
                      Limited

Goodyear Canada Inc.  Pattison Sign Group    04020427508           Various signage                                February 4, 2014

Goodyear Canada Inc.  Wilmington Trust       04030923116           All of the debtor's present and after-         March 9, 2014
                      Company                                      acquired right, title and interest in the
                                                                   "Current Assets Collateral" which is defined.

Goodyear Canada Inc.  Pattison Sign Group    04052836253           Various signage                                May 28, 2014

Goodyear Canada Inc.  JP Morgan Chase Bank,  04081120919           All of the debtor's present and after-         August 11, 2009
                      N.A.                   04081908446           acquired right, title and interest in the
                                                                   "ABL Facilities Collateral" which is defined.

                                                REGISTRATION
       DEBTOR             SECURED PARTY            NUMBER                  COLLATERAL DESCRIPTION                       EXPIRY
--------------------  ---------------------  --------------------  ---------------------------------------------  ------------------
                                             (amendment)
                                             05040614967
                                             (amendment)

Goodyear Canada Inc.  CSI Leasing Canada     04082305717           Various equipment                              August 23, 2009
                      Ltd.

Goodyear Canada Inc.  Pattison Sign Group    04110130319           Signage as per contracts LGY101900 and LGY     November 1, 2014
                                                                   101910 located at Fountain Tire Leduc 7126
                                                                   Sparrow Drive, Leduc, AB T9E 8A5

Goodyear Canada Inc.  CSI Leasing Canada     04110507201           Various equipment                              November 5, 2009
                      Ltd.

Goodyear Canada Inc.  CSI Leasing Canada     04121616488           Various equipment                              December 16, 2009
                      Ltd.

Goodyear Canada Inc.  General Electric       04122017991           Various motor vehicles                         December 20, 2007
                      Capital Leaseholder
                      CDA Inc.

Goodyear Canada Inc.  JPMorgan Chase Bank,   05040703901           All of the debtor's present and after-         April 7, 2010
                      N.A.                                         acquired right, title and interest in the
                                                                    following property: Refer to search.

Goodyear Canada Inc.  Deutsche Bank Trust    05040703943           All of the debtor's present and after-         April 7, 2010
                      Company Americas                             acquired right, title and interest in the
                                                                   following property: Refer to search.

Goodyear Canada Inc.  Wilmington Trust       05040703976           All of the debtor's present and after-         April 7, 2010
                      Company                                      acquired right, title, and interest in the
                                                                   following property: Refer to search.

Goodyear Canada Inc.  CSI Leasing Canada     05061023932           (1) Infocu LP70 projector, serial number       June 10, 2010
                      Ltd.                                         ACAN40900345 (including all repairs,
                                                                   accessories and replacements) leased to
                                                                   lessee pursuant to equipment schedule seven
                                                                   to master lease 190760 between the parties.
                                                                   Equipment location: 20 Meadow Court,
                                                                   Cochrane, Alberta T4C 1N5

Goodyear Canada Inc.  Pattison Sign Group    05061437801           Signage as per contract 1GY100310 located      June 14, 2015
                                                                   at Fountain Tire Northland 4911 Northland
                                                                   Drive NW, Calgary, AB T2L 2K3

Goodyear Canada Inc.  Pattison Sign Group    05122211310           Signage as per contract 1TN192250              December 22, 2015

Goodyear Canada Inc.  Pattison Sign Group    05122211393           Signage as per contracts LGY101950 and         December 22, 2015
                                                                   LGY101960 located at Fountain Tire Westlock
                                                                   10843 100th Street, Westlock, AB T7P 2S2

Goodyear Canada Inc.  Pattison Sign Group    06041737120           Signage as per contract LGY101990 located at   April 17, 2016
                                                                   Fountain Tire 13450 97th Street NW, Edmonton,
                                                                   AB T5E 4E1

Goodyear Canada Inc.  Pattison Sign Group    06092622452           Signage as per contract LGY101970 located      September 26, 2016
                                                                   at Fountain Tire (Woodbine) Calgary, Alberta

Goodyear Canada Inc.  Pattison Sign Group    06092622742           Signage as per contract LGY102020 located at   September 26, 2016
                                                                   Fountain Tire (Redcliff) 206 Dirkson Road NE,
                                                                   Redcliff, Alberta

Goodyear Canada Inc.  Goodyear Engineered    06120823239           All of the debtor's right of title and         December 8, 2016
                      Products Canada Inc.                         interest in a general security agreement
                                                                   dated December 9, 1991 granted by Belterra
                                                                   Corporation, formerly know as Northern
                                                                   Belting Co. Ltd. to the debtor, such general

                                                REGISTRATION
       DEBTOR             SECURED PARTY            NUMBER                  COLLATERAL DESCRIPTION                       EXPIRY
--------------------  ---------------------  --------------------  ---------------------------------------------  ------------------
                                                                   SECURITY  AGREEMENT  ASSIGNED  BY THE  DEBTOR
                                                                   TO THE SECURED PARTY.

                GOODYEAR ENGINEERED PRODUCTS CANADA INC. PRODUITS D'INGENIERIE
                                     GOODYEAR CANADA INC.
                       GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                       PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                PRODUITS D'INGENIERIE GOODYEAR CANADA INC. GOODYEAR ENGINEERED
                                     PRODUCTS CANADA INC.
                            - LIST OF PPSA (ALBERTA) REGISTRATIONS
                                 DATE SEARCHED: APRIL 18, 2007

                                                REGISTRATION
       DEBTOR             SECURED PARTY            NUMBER                  COLLATERAL DESCRIPTION                       EXPIRY
--------------------  ---------------------  --------------------  ---------------------------------------------  ------------------
Goodyear Engineered   PHH Vehicle            06111504178           All present and future motor vehicles          November 15, 2011
Products Canada Inc.  Management Services                          (including, without limitation, passenger
                      Inc.                                         automobiles, vans, trucks, truck-tractors,
                                             07041600839           truck-trailers, truck-chassis and truck
Produits                                     (amendment)           bodies), automotive equipment (including,
D'Ingenierie                                                       without limitation, trailers, boxes and
Goodyear Canada Inc.                                               refrigeration units), material-handling
                                                                   equipment and other goods (whether similar or
Goodyear Engineered                                                dissimilar to the foregoing) leased from time
Products Canada                                                    to time by the secured party to the debtor,
Inc./Produits                                                      together with in each case, all present and
D'Ingenierie                                                       future parts, attachments, accessories and
Goodyear Canada Inc.                                               accessions attached thereto or installed
                                                                   therein, and all proceeds as defined below)
Produits                                                           or of relating to any of the foregoing.
D'Ingenierie                                                       Proceeds: all proceeds of any of the above
Goodyear Canada                                                    collateral in any form (including, without
Inc./Goodyear                                                      limitation, goods, documents of title,
Engineered Products                                                chattel paper, securities, instruments,
Canada Inc                                                         money and intangibles (as each such term is
                                                                   defined in the Personal Property Security
                                                                   Act) derived directly or indirectly from any
                                                                   dealing with any of the above collateral or
                                                                   any proceeds therof.

                                                                   2007 Ford Explorer

                                                REGISTRATION
       DEBTOR             SECURED PARTY            NUMBER                  COLLATERAL DESCRIPTION                       EXPIRY
--------------------  ---------------------  --------------------  ---------------------------------------------  ------------------
                                                                   VIN: 1FMEU73E67UB20443

                                                                   2007 Ford Explorer
                                                                   VIN: 1FMEU73E87UB20444

                                                                   2005 Ford Explorer
                                                                   VIN: 1FMZU72K95UB83090

                                                                   2004 Ford Explorer
                                                                   VIN: 1FMEU73E46UA87019

      GOODYEAR CANADA INC. - LIST OF PPSA (BRITISH COLUMBIA) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                              BASE
                                           REGISTRATION                                                  REGISTRATION
       DEBTOR             SECURED PARTY       NUMBER     CONTROL NUMBER  GENERAL COLLATERAL DESCRIPTION  LENGTH (YEARS)    EXPIRY
--------------------  -------------------  ------------  --------------  ------------------------------  --------------  -----------
Goodyear Canada Inc.  Neon Products Ltd.   7206354       B2459218        Double faced pylon, size 3'6"x  11              August 25,
                                                                         l7'9", reading "Goodyear";                      2008
                                                                         located at 525 North Road,
                                                                         Coquitlam, B.C.

Goodyear Canada Inc.  PHH Vehicle          7682563       B2771167                                        5               June 1,
                      Management Services  875395A       B5137144        See search.                                     2008
                      Inc.                 (amendment)
                                           037002B       B5304128
                                           (renewal)
                                           602423B       B5887842
                                           (amendment)
                                           690986C       B701682
                                           (amendment)
                                           038961D       B7369301
                                           (addition of

                                              BASE
                                           REGISTRATION                                                  REGISTRATION
       DEBTOR             SECURED PARTY       NUMBER     CONTROL NUMBER  GENERAL COLLATERAL DESCRIPTION  LENGTH (YEARS)    EXPIRY
--------------------  -------------------  ------------  --------------  ------------------------------  --------------  -----------
                                           collateral)
                                           204913D       B7504184
                                           (amendment)

Goodyear Canada Inc.  Dell Financial       8382228       B3263975        See search.                     5               July 27,
                      Services Canada      176408B       B5447795                                                        2008
                                           (renewal)

Goodyear Canada Inc.  Neon Products Ltd.   8469451       B3331966        See search.                     10              September
                                                                                                                         20, 2009

Goodyear Canada Inc.  Neon Products Ltd.   8734506       B3543986        See search.                     10              February
                                                                                                                         23, 2010


Goodyear Canada Inc.  Neon Products Ltd.   8734900       B3544247        See search.                     11              February
                                                                                                                         23, 2011

Goodyear Canada Inc.  Neon Products Ltd.   9268108       B3972947        See search.                     9               January 17,
                                                                                                                         2010

Goodyear Canada Inc.  Neon Products Ltd.   9268126       B3972968        See search.                     9               January 17,
                                                                                                                         2010

Goodyear Canada Inc.  Neon Products Ltd.   033929A       B4370066        See search.                     10              October 26,
                                                                                                                         2011

Goodyear Canada Inc.  Pattison Sign        524786B       B5807659        Signage as per contract         10              February 9,
                      Group, A division                                  LGY101880 located at Fountain                   2014
                      of Jim Pattison                                    Tire, PO Box 619, 150 Mile
                      Industries Ltd.                                    House, BC

Goodyear Canada Inc.  Pattison Sign        651257B       B5938328        Signage as per contract         10              April 19,
                      Group, A Division                                  LGY101890 located at 4931                       2014
                      of Jim Pattison                                    Wellington Road, Nanaimo, BC
                      Industries Ltd.                                    V9T 2H5

Goodyear Canada Inc.  Pattison Sign        651278B       B5938352        Signage as per contracts        10              April 19,
                      Group, A Division                                  LGY100391 and LGY100481                         2014
                      of Jim Pattison                                    located at Fountain Tire, 610
                      Industries Ltd.                                    Herald St., Victoria, BC V8W
                                                                         1S7

Goodyear Canada Inc.  Pattison Sign        034861C       B6334277        Signage as per contract         10              November
                      Group, A Division                                  LGY101920 located at Fountain                   11, 2014
                      of Jim Pattison                                    Tire 690 Lansdowne St.,
                      Industries Ltd.                                    Kamloops, BC V2C 1Y4

Goodyear Canada Inc.  Pattison Sign        034921C       B6334338        Signage as per contract         10              November
                      Group, A Division                                  LGY618310 located at Costal                     11, 2014
                      of Jim Pattison                                    Tire 1498 Burton Road,
                      Industries Ltd.                                    Gibsons, BC V0N 1V2

Goodyear Canada Inc.  Pattison Sign        343930C       B6652983        Signage as per contract         10              May 12,2015
                      Group, A Division                                  LGY101940 located at Fountain
                      of Jim Pattison                                    Tire, 1039 Great Street,
                      Industries Ltd.                                    Prince George, BC V2N 2K8

Goodyear Canada Inc.  Pattison Sign        948827C       B7276360        Signage as per contract         10              April 17,
                      Group, A Division                                  LGY658730 located at Fountain                   2016
                      of Jim Pattison                                    Tire, 100 Pine Crest Road,
                      Industries Ltd.                                    Quesnel, BC V2J 5W6

                                       7

                                              BASE
                                           REGISTRATION                                                  REGISTRATION
       DEBTOR             SECURED PARTY       NUMBER     CONTROL NUMBER  GENERAL COLLATERAL DESCRIPTION  LENGTH (YEARS)    EXPIRY
--------------------  -------------------  ------------  --------------  ------------------------------  --------------  -----------
Goodyear Canada Inc.  Pattison Sign        130530D       B7463538        Signage as per contract         10              July 19,
                      Group, A Division                                  LGYI02000 located at Fountain                   2016
                      of Jim Pattison                                    Tire, BC Store, Quesnel, BC
                      Industries Ltd.

Goodyear Canada Inc.  Pattison Sign        526376D       B7871006        Signage as per contract         10              February
                      Group, A Division                                  LGW666910 located at Fountain                   27, 2017
                      of Jim Pattison                                    Tire, 45960 Airport Road,
                      Industries Ltd.                                    Chilliwack, BC V2P 1A2

Goodyear Canada Inc.  Pattison Sign        526401D       B7871047        Signage as per contract         10              February
                      Group, A Division                                  LGW670970 located at Fountain                   27, 2017
                      of Jim Pattison                                    Tire, 1620 Tamarac Street,
                      Industries Ltd.                                    Campbell River, BC V9W 3M6

                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                 - LIST OF PPSA (BRITISH COLUMBIA) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                              BASE
                                           REGISTRATION                                                  REGISTRATION
       DEBTOR             SECURED PARTY       NUMBER     CONTROL NUMBER  GENERAL COLLATERAL DESCRIPTION  LENGTH (YEARS)    EXPIRY
--------------------  -------------------  ------------  --------------  ------------------------------  --------------  -----------
Goodyear Engineered   PHH Vehicle          349504D       B7689009        All present and future motor    5               November
Products Canada Inc.  Management Services  613559D       B7960869        vehicles (including, without                    15, 2011
                      Inc.                 (amendment)                   limitation, passenger
                                                                         automobiles, vans, trucks,
Produits D'Ingeniere                                                     truck-tractors, truck-
Goodyear Canada Inc.                                                     trailers, truck-chassis and
                                                                         truck bodies), automotive
                                                                         equipment (including, without
                                                                         limitation, trailers, boxes
                                                                         and refrigeration units),
                                                                         materials-handling equipment
                                                                         and other goods (whether
                                                                         similar or dissimilar to the
                                                                         foregoing) leased from time to
                                                                         time by the Secured Party to
                                                                         the Debtor, together with in
                                                                         each case, all present and

                                              BASE
                                           REGISTRATION                                                  REGISTRATION
       DEBTOR             SECURED PARTY       NUMBER     CONTROL NUMBER  GENERAL COLLATERAL DESCRIPTION  LENGTH (YEARS)    EXPIRY
--------------------  -------------------  ------------  --------------  ------------------------------  --------------  -----------
                                                                         future parts, attachments,
                                                                         accessories and accessions
                                                                         attached thereto or installed
                                                                         therein, and all proceeds (as
                                                                         defined below) of or relating
                                                                         to any of the foregoing.
                                                                         Proceeds: All proceeds of any
                                                                         of the above collateral in any
                                                                         form (including, without
                                                                         limitation, goods, documents
                                                                         of title, chattel paper,
                                                                         securities, instruments, money
                                                                         and intangibles (as each such
                                                                         term is defined in the
                                                                         Personal Property Security
                                                                         Act)) derived directly or
                                                                         indirectly from any dealing
                                                                         with any of the above
                                                                         collateral or any proceeds
                                                                         thereof.

                                                                         Motor Vehicle Description:
                                                                         2004 Ford Explorer
                                                                         V.I.N.: 1FMZU72K14ZA64371

         GOODYEAR ENGINEERED PRODUCTS CANADA INC. PRODUITS D'INGENIERIE
                              GOODYEAR CANADA INC.
         PRODUITS D'INGENIERIE GOODYEAR CANADA INC. GOODYEAR ENGINEERED
                              PRODUCTS CANADA INC.
                 - LIST OF PPSA (BRITISH COLUMBIA) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

No registrations found.

        GOODYEAR CANADA INC. - LIST OF PPSA (MANITOBA) REGISTRATIONS DATE
                            SEARCHED: APRIL 18, 2007

                                                REGISTRATION
       DEBTOR             SECURED PARTY            NUMBER                  COLLATERAL DESCRIPTION                       EXPIRY
--------------------  ---------------------  --------------------  ---------------------------------------------  ------------------
Goodyear Canada Inc.  Pattison Sign Group,   200522797900          Signage as per contract 1TN192260 located at   December 20, 2015
                      A Division of Jim                            11 Fultz Blvd., Winnipeg, Manitoba R3Y 1G4
                      Pattison Industries
                      Ltd.

Goodyear Canada Inc.  CSI Leasing            200506806908          (2) Lexmark E332TN Laser Printers, serial      January 31, 2010
                      Canada Ltd.                                  numbers S380DRWZ and S380DRXW, and (1)
                                                                   Lexmark 4227 Plus Forms 4227
                                                                   Plus Dot Matrix Printer, serial number
                                                                   S2729717, (including all repairs,
                                                                   accessories, accessions and replacements)
                                                                   leased to Lessee pursuant to Equipment
                                                                   Schedule Six to Master Lease No. 190760
                                                                   between the parties
                                                                   Equipment Location: 11 Fultz Blvd; Fort
                                                                   Garry, MB R37 1G4

Goodyear Canada Inc.  Pattison Sign Group,   200402060700          Signage as per contract LGY101840 located at   February 9, 2014
                      A Division of Jim                            Fountain Tire, 103 Main Street North, Gilbert
                      Pattison Industries                          Plains, MB ROL 0X0
                      Ltd.

Goodyear Canada Inc.  Pattison Sign Group,   200309915908          Signage as per contract LGY 101320 located at  May 15, 2007
                      A Division of Jim                            Neepawa Tire, Hwy. #4, Neepawa, Manitoba ROJ
                      Pattison Industries                          1HO
                      Ltd.

Goodyear Canada Inc.  Pattison Sign Group,   200300584607          Signage as per contract LGY 101610 located at  January 10, 2010
                      A Division of Jim                            Wes's Tire, 215 Main Street, Carman, MB ROG
                      Pattison Industries                          OJO
                      Ltd.

Goodyear Canada Inc.  Pattison Sign Group,   200300559602          Signage as per contracts LGY 101310, LGY       January 9, 2013
                      A Division of Jim                            101820 & LGY 101830 located at Pitre Tire,
                      Pattison Industries                          134 17th Street, The Pas, MB R9A 1K3
                      Ltd.

Goodyear Canada Inc.  IBM Canada Limited     200124303507          All present and after-acquired goods supplied  July 16, 2008
                                             200511230712          by the secured party, including without
                                             (amendment)           limitation, all office machines, office
                                                                   equipment, computer hardware, software and
                                                                   ancillary products supplied by the secured
                                                                   party, and all proceeds therefrom regardless
                                                                   of the form of the proceeds.

                                                REGISTRATION
       DEBTOR             SECURED PARTY            NUMBER                  COLLATERAL DESCRIPTION                       EXPIRY
--------------------  ---------------------  --------------------  ---------------------------------------------  ------------------
Goodyear Canada Inc.  Wilmington Trust       200505425200          See search for description.                    April 6, 2010
                      Company

Goodyear Canada Inc.  Deutsche Bank Trust    200505425005          See search for description.                    April 6, 2010
                      Company Americas       200505560611
                                             (amendment)

Goodyear Canada Inc.  JPMorgan Chase Bank,   200505424602          See search for description.                    April 6, 2010
                      N.A.

Goodyear Canada Inc.  JPMorgan Chase Bank,   200414407403          See search for description.                    August 12, 2009
                      N.A.                   200414836312
                                             (amendment)
                                             200505403117
                                             (amendment)

Goodyear Canada Inc.  Wilmington Trust       200403857601          See search for description.                    March 9, 2014
                      Company                200415300114
                                             (amendment)

Goodyear Canada Inc.  JPMorgan Chase Bank,   200305452407          See search for description.                    March 20, 2008
                      N.A.                   200505403516
                                             (amendment)
                                             200414841014
                                             (amendment)

Goodyear Canada Inc.  Neon Products          200205187900          One(l)3'xl2' display                           March 31, 2010

Russell Tire

Goodyear Canada Inc.  Neon Products          200117352705          One double face pylon 5'xl8' display, one      October 31, 2007
                                                                   single faced 3'xl2' display

Russell Tire

Goodyear Canada Inc.  Neon Products          200117352403          One single face 3'xl2' display                 March 31, 2008

Killarney Tire

Goodyear Canada Inc.  Pattison Sign Group    991004105555          One (1) 24'x3' horizontal display              May 31, 2009

GP Tire                                      200220668214
                                             (amendment)

Goodyear Canada Inc.  Dell Financial         990728106549          See search for description.                    July 28, 2010
                      Services Canada Ltd.   200315735814
                                             (amendment)

                                                REGISTRATION
       DEBTOR             SECURED PARTY            NUMBER                  COLLATERAL DESCRIPTION                       EXPIRY
--------------------  ---------------------  --------------------  ---------------------------------------------  ------------------
                                             200119506416
                                             (amendment)

Goodyear Canada Inc.  PHH Vehicle            980602108559          See search for description.                    June 2, 2011
                      Management Services    200706352316
                      Inc.                   (amendment)
                                             200608639917
                                             (amendment)
                                             200520581811
                                             (amendment)
                                             200409227510
                                             (amendment)
                                             200404623914
                                             (amendment)
                                             200302703719
                                             (amendment)
                                             200204409616
                                             (amendment)
                                             200119479613
                                             (amendment)
                                             200001160515
                                             (amendment)
                                             000802102682
                                             (amendment)
                                             990302101540
                                             (amendment)

         GOODYEAR ENGINEERED PRODUCTS CANADA INC. PRODUITS D'INGENIERIE
                           GOODYEAR CANADA INC.
                 GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                 PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
         PRODUITS D'INGENIERIE GOODYEAR CANADA INC. GOODYEAR ENGINEERED
                           PRODUCTS CANADA INC.
                  - LIST OF PPSA (MANITOBA) REGISTRATIONS
                       DATE SEARCHED: APRIL 18, 2007

                                                REGISTRATION
       DEBTOR             SECURED PARTY            NUMBER                  COLLATERAL DESCRIPTION                       EXPIRY
--------------------  ---------------------  --------------------  ---------------------------------------------  ------------------
Goodyear Engineered   PHH Vehicle            200620776105          All present and future motor vehicles          November 12, 2011
Products Canada Inc.  Management Services    200706358918          (including, without limitation, passenger
                      Inc.                   (amendment)           automobiles, vans, trucks, truck-tractors,
                                                                   truck-trailers, truck-chassis and truck
Produits                                                           bodies), automotive equipment (including,
D'Ingenierie                                                       without limitation, trailers, boxes and
Goodyear Canada Inc.                                               refrigeration units), materials-handling
                                                                   equipment and other goods (whether similar or
Goodyear Engineered                                                dissimilar to the foregoing) leased from time
Products Canada                                                    to time by the Secured Party to the Debtor,
Inc. /                                                             together with in each case, all present and
Produits                                                           future parts, attachments, accessories and
D'Ingenierie                                                       accessions attached thereto or installed
Goodyear Canada Inc.                                               therein, and all proceeds (as defined below)
                                                                   of or relating to any of the foregoing.
Produits                                                           Proceeds: All  proceeds of any of the above
D'Ingenierie                                                       collateral in any form (including, without
Goodyear Canada                                                    limitation, goods, documents of title,
Inc. /                                                             chattel paper, securities, instruments, money
Goodyear Engineered                                                and intangibles (as each such term is defined
Products Canada Inc.                                               in the Personal Property Security Act)}
                                                                   derived directly or indirectly from any
                                                                   dealing with any of the above collateral or
                                                                   any proceeds thereof.

                                                                   Motor Vehicle Description:
                                                                   2004 Ford Explorer
                                                                   V.I.N.: 1FMZU72K64ZA80534

                                                                   2005 Ford Explorer
                                                                   V.I.N.: 1FMZU72K65UB83077

                                                                   2007 Ford Explorer
                                                                   V.I.N.: 1FMEU73E77UA57000

        GOODYEAR CANADA INC. - LIST OF PPSA (NEW BRUNSWICK) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                                REGISTRATION
       DEBTOR             SECURED PARTY            NUMBER                  COLLATERAL DESCRIPTION                       EXPIRY
--------------------  ---------------------  --------------------  ---------------------------------------------  ------------------
Goodyear Canada Inc.  Dell Financial         4983744               All Dell computer equipment and peripherals    July 27, 2008
                      Services Canada        9961543               wherever located heretofore or hereafter
                      Limited                (renewal)             leased to Debtor by Secured Party pursuant to
                                                                   a mater lease agreement no. 76467 together
                                                                   with all substitutions, additions, accessions
                                                                   and replacements thereto and thereof now and
                                                                   hereafter installed in, affixed to, or used
                                                                   in conjunction with such equipment and
                                                                   proceeds thereof together with all rental or
                                                                   instalment payments, insurance proceeds,
                                                                   other proceeds and payments due or to become
                                                                   due and arising from or relating to such
                                                                   equipment. Proceeds: all present and after-
                                                                   acquired personal property.

Goodyear Canada Inc.  PHH Vehicle            3571548               All present and future motor vehicles          June 1, 2008
                      Management             9308377 (amendment)   (including, without limitation, passenger
                      Services Inc.          9675425 (renewal)     automobiles, trucks, truck tractors, truck
                                             10767101 (amendment)  trailers, truck chassis or bodies),
                                             12841284 (amendment)  automotive equipment (including, without limitation, trailers, boxes and refrigeration
                                                                   units) and materials-handling equipment
                                                                   leased from time to time by the Secured Party
                                                                   to the Debtor, together with all present and
                                                                   future attachments, accessions,
                                                                   appurtenances, accessories and replacement
                                                                   parts and all proceeds of or relating to the
                                                                   foregoing.

                                                                   Serial Numbered Collateral
                                                                   2004 Ford Freestar
                                                                   V.I.N. 2FMZA55214BA98158

                                                                   2005 Ford Explorer
                                                                   V.I.N. 1FMZU72K45UB24061

                                                                   2005 Ford Freestyle
                                                                   V.I.N. 1FMZK04145GA75721

              GOODYEAR ENGINEERED PRODUCTS CANADA INC. PRODUITS D'INGENIERIE
                                GOODYEAR CANADA INC.
                       GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                       PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
              PRODUITS D'INGENIERIE GOODYEAR CANADA INC. GOODYEAR ENGINEERED
                                PRODUCTS CANADA INC.
                   - LIST OF PPSA (NEW BRUNSWICK) REGISTRATIONS
                           DATE SEARCHED: APRIL 18, 2007

                                                REGISTRATION
       DEBTOR             SECURED PARTY            NUMBER                  COLLATERAL DESCRIPTION                       EXPIRY
--------------------  ---------------------  --------------------  ---------------------------------------------  ------------------
Goodyear Engineered   PHH Vehicle            14237432              All present and future motor vehicles          November 15, 2011
Products Canada Inc.  Management Services                          (including, without limitation, passenger
                      Inc.                                         automobiles, vans, trucks, truck-tractors,
                                                                   truck-trailers, truck-chassis and truck
Produits                                                           bodies), automotive equipment (including,
D'Ingenierie                                                       without limitation, trailers, boxes and
Goodyear Canada Inc.                                               refrigeration units), materials-handling
                                                                   equipment and other goods (whether similar or
Goodyear Engineered                                                dissimilar to the foregoing) leased from time
Products Canada Inc. /                                             to time by the Secured Party to the Debtor,
Produits                                                           together with in each case, all
D'Ingenierie                                                       present and future parts, attachments,
Goodyear Canada Inc.                                               accessories and accessions attached thereto
                                                                   or installed therein, all all proceeds (as
Produits                                                           defined below) or of relating to any of the
D'Ingenierie                                                       foregoing. Proceeds: All proceeds of any of
Goodyear Canada                                                    the above collateral in any form (including,
Inc. /                                                             without limitation, goods,  documents of
Goodyear Engineered                                                title, chattel paper, securities,instruments,
Products Canada Inc.                                               money and intangibles (as each such term is
                                                                   defined in the Personal Property Security
                                                                   Act}) derived directly of indirectly from any
                                                                   dealing with any of the above collateral or
                                                                   any proceeds thereof.

         GOODYEAR ENGINEERED PRODUCTS CANADA INC. PRODUITS D'INGENIERIE
                              GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                    PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
         PRODUITS D'INGENIERIE GOODYEAR CANADA INC. GOODYEAR ENGINEERED
                              PRODUCTS CANADA INC.
                - LIST OF PPSA (NEWFOUNDLAND) REGISTRATIONS
                         DATE SEARCHED: APRIL 18, 2007


                                                REGISTRATION
       DEBTOR             SECURED PARTY            NUMBER                  COLLATERAL DESCRIPTION                       EXPIRY
--------------------  ---------------------  --------------------  ---------------------------------------------  ------------------
Goodyear Engineered   PHH Vehicle            5341622               All present and future motor vehicles          November 15, 2011
Products Canada Inc.  Management Services                          (including, without limitation, passenger
                      Inc.                                         automobiles, vans, trucks, truck-tractors,
                                                                   truck-trailers, truck-chassis and truck
Produits                                                           bodies), automotive equipment (including,
D'Ingenierie                                                       without limitation, trailers, boxes and
Goodyear Canada Inc.                                               refrigeration units), materials-handling
                                                                   equipment and other goods (whether similar or
Goodyear Engineered                                                dissimilar to the foregoing) leased from time
Products Canada                                                    to time by the Secured Party to the Debtor,
Inc./                                                              together with, in each case, all present and
Produits                                                           future parts, attachments, accessories and
D'Ingenierie                                                       accessions attached thereto or installed
Goodyear Canada Inc.                                               therein, all proceeds (as defined below) of
                                                                   or relating to any of the foregoing. Proceeds:
Produits                                                           All proceeds of any of the above collateral
D'Ingenierie                                                       in any form (including, without limitation,
Goodyear Canada                                                    goods, documents of title, chattel paper,
Inc./                                                              securities, instruments, money and
Goodyear Engineered                                                intangibles (as each such term is defined in
Products Canada Inc.                                               the Personal Property Security Act) derived
                                                                   directly of indirectly from any dealing with
                                                                   any of the above collateral or any proceeds
                                                                   thereof.

        GOODYEAR CANADA INC. - LIST OF PPSA (NEWFOUNDLAND) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                                REGISTRATION
       DEBTOR             SECURED PARTY            NUMBER                  COLLATERAL DESCRIPTION                       EXPIRY
--------------------  ---------------------  --------------------  ---------------------------------------------  ------------------
Goodyear Canada Inc.  PHH Vehicle            29392                 Motor Vehicles (including without limitation,  January 5, 2010
                      Management Services    2405310               truck tractors, truck trailers, truck chasis
                      Inc.                   (amendment)           or truck bodies), automotive equipment
                                             2777588               (including without limitation, trailers,
                                             (amendment)           boxes and refrigeration units) and materials
                                             3832151               -handling equipment leased by the Debtor from
                                             (renewal)             the Secured Party together with all
                                             4530653               attachments, accessions, appurtances,
                                             (amendment)           accessories or replacement parts. Proceeds;
                                                                   all of the Debtor's present and after
                                                                   acquired personal property including, without
                                                                   limitation, goods, securities, instruments,
                                                                   documents of title, chattel paper,
                                                                   intangibles and money.

                                                                   Serial Numbered Collateral
                                                                   2005 Ford Explorer
                                                                   V.I.N. 1FMZU77KX5UB3180

Goodyear Canada Inc.  Enseignes Pattison     5514990               One (1) Double Face Pylone measuring: 23'-l"   February 22, 2017
                      Sign Group                                   x 18'-0" Location: 3840 Manitoba Road,
                                                                   Clarenville, NL Contract: LNF141508

         GOODYEAR CANADA INC. - LIST OF PPSA (NOVA SCOTIA) REGISTRATIONS
                         DATE SEARCHED: APRIL 18, 2007

                                                  REGISTRATION
       DEBTOR              SECURED PARTY             NUMBER               COLLATERAL DESCRIPTION                      EXPIRY
---------------------   ----------------------    ------------    ------------------------------------------     -----------------
Goodyear Canada Inc.    Bank of Montreal          1138272         See search for description.                    November 13, 2008

Goodyear Canada Inc.    Dell Financial            2041864         All Dell computer equipment and                July 27, 2008
                        Services Canada           7095662         peripherals wherever located heretofore
                        Limited                   (renewal)       or hereafter leased to Debtor by Secured
                                                                  Party pursuant to a master lease agreement
                                                                  no. 76467 together with all substitutions,
                                                                  additions, accessions and replacements
                                                                  thereto and thereof now and hereafter
                                                                  installed in, affixed to, or used in
                                                                  conjunction with such equipment and
                                                                  proceeds thereof together with all rental
                                                                  or instalment payments, insurance proceeds,
                                                                  other proceeds and payments due or to
                                                                  become due and arising from or relating to
                                                                  such equipment. Proceesd: all present and
                                                                  after-acquired personal property.

Goodyear Canada Inc.    PHH Vehicle               6423159         All present and future motor vehicles          February 10, 2008
                        Management Services       7966338         (including, without limitation, passenger
                        Inc.                      (amendment)     automobiles, trucks, truck tractors, truck
                                                                  trailers, truck chassis oro truck bodies),
                                                                  automotive equipment (including, without
                                                                  limitation, trailers, boxes and
                                                                  refrigeration units) and
                                                                  materials-handling equipment leased from
                                                                  time to time by the Secured Party to the
                                                                  Debtor, together with all present and
                                                                  future attachments, accessions,
                                                                  appurtenances, accessories and replacement
                                                                  parts, and all proceeds of or relating
                                                                  to any of the foregoing.

                                                                  Serial Numbered Collateral
                                                                  2000 Ford Explorer
                                                                  V.I.N. 1FMZU72E6YZC68888

Goodyear Canada Inc.    PHH Vehicle               12355 5991830   All present and future motor vehicles          November 4, 2007
                        Management Services       (renewal)       (including, without limitation, passenger
                        Inc.                      7095975         automobiles, trucks, truck tractors, truck
                                                  (amendment)     trailers, truck chassis or truck bodies),
                                                                  automotive equipment (including, without

                                                  REGISTRATION
       DEBTOR              SECURED PARTY             NUMBER               COLLATERAL DESCRIPTION                      EXPIRY
---------------------   ----------------------    ------------    ------------------------------------------     -----------------
                                                                  limitation, trailers, boxes and
                                                                  refrigeration units) and
                                                                  materials-handling equipment leased from
                                                                  time to time by the Secured Party to the
                                                                  Debtor, together with all present and
                                                                  future attachments, accessions,
                                                                  appurtenances, accessories and
                                                                  replacement parts, and all proceeds of or
                                                                  relating to any of the foregoing

Goodyear Canada Inc.    GE Capital Vehicle        4703075         Serial Numbered Collateral                     October 31, 2007
                        and Equipment Leasing     11459922        2002 Ford F-250 4x2 SD
                        Inc.                      (renewal)       V.I.N. 1FDNF20FX2EB42149

         GOODYEAR ENGINEERED PRODUCTS CANADA INC. PRODUITS D'INGENIERIE
                              GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
              PRODUITS D'INGENIERIE GOODYEAR CANADA INC. GOODYEAR
                        ENGINEERED PRODUCTS CANADA INC.
                   - LIST OF PPSA (NOVA SCOTIA) REGISTRATIONS
                          DATE SEARCHED: APRIL 18,2007

                                                  REGISTRATION
       DEBTOR              SECURED PARTY             NUMBER               COLLATERAL DESCRIPTION                      EXPIRY
---------------------   ----------------------    ------------    ------------------------------------------     -----------------
Goodyear Engineered     PHH Vehicle               11764958        All present and future motor vehicles          November 15, 2011
Products Canada Inc.    Management Services       12294344        (including, without limitation, passenger
                        Inc.                      (amendment)     automobiles, vans, trucks, truck-
                                                                  tractors, truck-trailers, truck-chassis
Produits D'lngenierie                                             and truck bodies), automotive equipment
Goodyear Canada Inc.                                              (including, without limitation, trailers,
                                                                  boxes and refrigeration units),
                                                                  materials-handling equipment and other
Goodyear Engineered                                               goods (whether similar or dissimilar to
Products Canada Inc. /                                            the foregoing) leased from time to time by
Produits D'lngenierie                                             the Secured Party to the Debtor, together
Goodyear Canada Inc.                                              with in each case, all present and future
                                                                  parts, attachments, accessories and
                                                                  accessions attached thereto or installed
                                                                  therein, all proceeds (as defined

Produits D'Ingenierie                                             below) of or relating to any of the
Goodyear Canada Inc. /                                            foregoing. Proceeds: All proceeds of any
Goodyear Engineered                                               of the above collateral in any form
Products Canada Inc.                                              (including, without limitation, goods,
                                                                  documents of title, chattel paper,
                                                                  securities, instruments, money and
                                                                  intangibles (as each such term is defined
                                                                  in the Personal Property Security Act)
                                                                  derived directly of indirectly from any
                                                                  dealing with any of the above collateral
                                                                  or any proceeds therof.

                                                                  Motor Vehicle Description:
                                                                  2005 Ford Explorer
                                                                  V.I.N.: 1FMZU72K45UB24061

           GOODYEAR CANADA INC. - LIST OF PPSA (ONTARIO) REGISTRATIONS
                       FILE CURRENCY DATE: APRIL 16, 2007

                                                                               COLLATERAL
                                                                             CLASSIFICATION/                          REGISTRATION
                                                                            FINANCING CHANGE    GENERAL COLLATERAL       PERIOD
        SECURED PARTY               FILE NUMBER    REGISTRATION NUMBER          STATEMENT          DESCRIPTION          (YEARS)
----------------------------------  -----------  ------------------------  ------------------  --------------------  ---------------
Hewlett-Packard Financial           633095442    20070227 1436 8077 0443   Equipment, Other    Lease Agreement. Any  4 years
Services Canada Company                                                                        and all equipment,
                                                                                               tangible and          Expiry:
                                                                                               intangible, pursuant  February 27,
                                                                                               to Lease No. 80034,   2011
                                                                                               and all amounts
                                                                                               owing thereunder

Pattison Sign Group, a Division     633095982    20070227 1535 2073 2377   Equipment, Other    Signage as per        5 years
of Jim Pattison Industries Ltd.                                                                contract LGC194000
                                                                                                                     Expiry:
                                                                                                                     February 27,
                                                                                                                     2012

Pattison Sign Group, a Division     632582298    20070202 1519 2073 2366   Equipment, Other    Signage as per        10 years
of Jim Pattison Industries Ltd.                                                                contract 2GY183430
                                                                                               located at CD A Hose  Expiry:
                                                                                               Plant 101 Mountain    February 2,
                                                                                               Road, Collingwood,    2017
                                                                                               Ontario

                                                                               COLLATERAL
                                                                             CLASSIFICATION/                          REGISTRATION
                                                                            FINANCING CHANGE    GENERAL COLLATERAL       PERIOD
        SECURED PARTY               FILE NUMBER    REGISTRATION NUMBER          STATEMENT          DESCRIPTION          (YEARS)
----------------------------------  -----------  ------------------------  ------------------  --------------------  ---------------
                                                                                               L9Y 3Z9
Citicorp Vendor Finance, Ltd.       631622313    20061221 1156 1862 6726   Equipment,          Yes. Refer to         2 years
                                                 20061227 1555 1862 6972   Other, Motor        search.
                                                 20070115 1202 1862 7985   Vehicle Included                          Expiry:
                                                                                                                     December 21,
                                                                                                                     2008

Citicorp Vendor Finance, Ltd.       630829224    20061123 1018 1862 4447   Equipment, Other,   Yes. Refer to search  4 years
                                                                           Motor Vehicle
                                                                           Included                                  Expiry:
                                                                                                                     November 23,
                                                                                                                     2010

Pattison Sign Group, a Division of  628918749    20060914 1636 2073 2341   Equipment, Other    Signage as per        10 years
Jim Pattison Industries Ltd.                                                                   contract LGY661910
                                                                                               located at Royal      Expiry:
                                                                                               Tire, 450 2nd Avenue  September 14,
                                                                                               North, Sudbury,       2016
                                                                                               Ontario P3B 4A4

Tandet Nationalease Ltd.            628928721    20060914 1944 1531 3599   Inventory,          This registration     7 years
                                                                           Equipment, Motor    covers the units
                                                                           Vehicle Included    listed along with     Expiry:
                                                                                               all attachments       September 14,
                                                                                               thereto and the       2013
                                                                                               associated lease
                                                                                               agreement and
                                                                                               insurance policies
                                                                                               and proceeds
                                                                                               thereof. Complete
                                                                                               description of
                                                                                               serial collateral
                                                                                               should read as 2007
                                                                                               Kenworth T800 TS
                                                                                               Sleeper w crane S/N
                                                                                               1XKDDB9X27J930959

                                                                                               Motor Vehicle

                                                                               COLLATERAL
                                                                             CLASSIFICATION/                          REGISTRATION
                                                                            FINANCING CHANGE    GENERAL COLLATERAL       PERIOD
        SECURED PARTY               FILE NUMBER    REGISTRATION NUMBER          STATEMENT          DESCRIPTION          (YEARS)
----------------------------------  -----------  ------------------------  ------------------  --------------------  ---------------
                                                                                               Description:
                                                                                               2007 Kenworth T800
                                                                                               TA Sleeper
                                                                                               V.I.N.:
                                                                                               1XKDDB9X27J930959

National Leasing Group Inc.         628516053    20060831 1619 6005 0050     Equipment         All floor sweeper of  4 years
                                                 20070215 1414 6005 2110                       every nature or kind
                                                                                               described in lease    Expiry:
                                                                                               number 2342720        August 31,
                                                                                               between the secured   2010
                                                                                               party, as lessor
                                                                                               and the debtor as
                                                                                               lessee, as amended
                                                                                               from time to time,
                                                                                               together with all
                                                                                               attachments,
                                                                                               accessories
                                                                                               and substitutions.

                                                                                               TRANSFER BY DEBTOR
                                                                                               WAS REGISTERED
                                                                                               FEBRUARY 15, 2007
                                                                                               TO TRANSFER THE
                                                                                               DEBTOR TO GOODYEAR
                                                                                               ENGINEERED PRODUCTS
                                                                                               CANADA INC.

PHH Vehicle Management Services     628385103    20060828 1942 1531 3570   Equipment, Other,   All present and       5 years
Inc.                                             20060829 1949 1531 6403   Motor Vehicle       future motor
                                                 20061129 1939 1531 7172   Included            vehicles (including,  Expiry: August
                                                 20070416 1048 1529 2952                       without limitation,   28,2011
                                                                                               passenger
                                                                                               automobiles, vans,
                                                                                               trucks,
                                                                                               truck-tractors,
                                                                                               truck-trailers,
                                                                                               truck chassis, and
                                                                                               truck bodies),
                                                                                               automotive

                                                                               COLLATERAL
                                                                             CLASSIFICATION/                          REGISTRATION
                                                                            FINANCING CHANGE    GENERAL COLLATERAL       PERIOD
        SECURED PARTY               FILE NUMBER    REGISTRATION NUMBER          STATEMENT          DESCRIPTION          (YEARS)
----------------------------------  -----------  ------------------------  ------------------  --------------------  ---------------
                                                                                               equipment (including,
                                                                                               without limitation,
                                                                                               trailers, boxes and
                                                                                               refrigeration
                                                                                               units),
                                                                                               materials-handling
                                                                                               equipment and other
                                                                                               goods (whether
                                                                                               similar or
                                                                                               dissimilar) to the
                                                                                               foregoing) leased
                                                                                               from time to time by
                                                                                               the secured party to
                                                                                               the debtor, together
                                                                                               with, in each case,
                                                                                               all present and
                                                                                               future parts,
                                                                                               attachments,
                                                                                               accessories and
                                                                                               accessions attached
                                                                                               thereo or installed
                                                                                               therein, and all
                                                                                               proceeds of or
                                                                                               relating to any of
                                                                                               the foregoing.


                                                                                               An amendment was
                                                                                               registered August
                                                                                               29, 2006 to add 37
                                                                                               motor vehicles.
                                                                                               Refer to search.

                                                                                               An amendment was
                                                                                               registered November
                                                                                               29, 2006 to add 2
                                                                                               motor vehicles.
                                                                                               Refer to search.

                                                                                               An amendment was

                                                                               COLLATERAL
                                                                             CLASSIFICATION/                          REGISTRATION
                                                                            FINANCING CHANGE    GENERAL COLLATERAL       PERIOD
        SECURED PARTY               FILE NUMBER    REGISTRATION NUMBER          STATEMENT          DESCRIPTION          (YEARS)
----------------------------------  -----------  ------------------------  ------------------  --------------------  ---------------
                                                                                               registered April 16,
                                                                                               2007 to add a motor
                                                                                               vehicle. Refer to
                                                                                               search.

Pattison Sign Group, a Division of  624487644    20060421 1524 2073 2298   Equipment, Other    Signage as per        10 years
Jim Pattison Industries Ltd.                                                                   contract LGY656900
                                                                                               located at 370 Main
                                                                                               Street N., Brampton,  Expiry: April
                                                                                               Ontario L6V 4A4       21, 2016

Master Lift Truck Service Inc.      624065238    20060406 1713 1462 5158   Equipment, Other,   All goods supplied    6 years
                                                                           Motor Vehicle       by the secured party
                                                                           Included            pursuant to a lease   Expiry: April
                                                                                               between the debtor    6, 2012
                                                                                               and the secured
                                                                                               party, together with
                                                                                               all parts and
                                                                                               accessories
                                                                                               thereto and
                                                                                               accessions
                                                                                               thereto and all
                                                                                               replacements or
                                                                                               substitutions
                                                                                               for such goods
                                                                                               and proceeds
                                                                                               thereof (proceeds
                                                                                               as defined in the
                                                                                               Personal Property
                                                                                               Security Act (ON))
                                                                                               and any insurance
                                                                                               proceeds resulting
                                                                                               there from.

Masterlift Truck Service Inc.       623803383    20060329 1544 1869 0303   Equipment, Other,   Yes. Refer to search  5 years
                                                                           Motor Vehicle
                                                                           Included                                  Expiry: March
                                                                                                                     29, 2011

BDL Capital Inc.                    622191438    20060123 1420 1869 0301   Equipment, Other,   Yes. Refer to search  5 years
                                                                           Motor Vehicle
                                                                           Description                               Expiry:
                                                                                                                     January 23,
                                                                                                                     2011

                                                                               COLLATERAL
                                                                             CLASSIFICATION/                          REGISTRATION
                                                                            FINANCING CHANGE    GENERAL COLLATERAL       PERIOD
        SECURED PARTY               FILE NUMBER    REGISTRATION NUMBER          STATEMENT          DESCRIPTION          (YEARS)
----------------------------------  -----------  ------------------------  ------------------  --------------------  ---------------
Pitney Bowes Global Credit Services 621712728    20060103 1608 1651 2368   Inventory,          Meter, mailer,        2 years
                                                                           Equipment,          scale, rates, power
                                                                           Accounts, Other     stacker. All items    Expiry: January
                                                                                               as listed and         3, 2008
                                                                                               defined under Pitney
                                                                                               Bowes contract
                                                                                               numbers 486219 &
                                                                                               486221.

Pattison Sign Group, a Division     621393165    20051216 1610 2073 2259   Equipment, Other    Signage as per        10 years
of Jim Pattison Industries Ltd.                                                                contract LGY203170
                                                                                               located at 370        Expiry:
                                                                                               Industrial Road,      December 16,
                                                                                               Cambridge, Ontario,   2015
                                                                                               N3H 5T7

National Leasing Group Inc.         620028999    20051027 1722 6005 6297   Equipment           All forklifts of      6 years
                                                                                               every nature or kind
                                                                                               described in lease    Expiry: October
                                                                                               number 2313714,       27, 2011
                                                                                               between the secured
                                                                                               party, as lessor and
                                                                                               the debtor as
                                                                                               lessee, as amended
                                                                                               from time to time,
                                                                                               together with all
                                                                                               attachments,
                                                                                               accessories and
                                                                                               substitutions.

Pattison Sign Group, a Division     618312024    20050826 1039 2073 2218   Equipment, Other    Signage as per        10 years
of Jim Pattison Industries Ltd.                                                                contract LGY203 160
                                                                                               located at            Expiry: August
                                                                                               Industrial Road,      26, 2015
                                                                                               Cambridge, Ontario

Pattison Sign Group, a Division     618317208    20050826 1106 2073 2219   Equipment, Other    Signage as per        10 years
of Jim Pattison Industries Ltd.                                                                contract LGY203180
                                                                                               located at 2090       Expiry: August
                                                                                               Riverside Drive,      26, 2015
                                                                                               Timmins, Ontario,
                                                                                               P4R 1M9

                                                                               COLLATERAL
                                                                             CLASSIFICATION/                          REGISTRATION
                                                                            FINANCING CHANGE    GENERAL COLLATERAL       PERIOD
        SECURED PARTY               FILE NUMBER    REGISTRATION NUMBER          STATEMENT          DESCRIPTION          (YEARS)
----------------------------------  -----------  ------------------------  ------------------  --------------------  ---------------
CSI Leasing Canada Ltd.             615979494    20050610 1952 1531 7458   Equipment           (1) Lexmark X634      5 years
                                                                                               printer, serial
                                                                                               number 9914RLC        Expiry: June
                                                                                               (including all        10, 2010
                                                                                               repairs, accessories
                                                                                               and replacements)
                                                                                               leased to lessee
                                                                                                pursuant to
                                                                                               equipment schedule
                                                                                               seven to
                                                                                               master lease no.
                                                                                               190760 between the
                                                                                                parties. Equipment
                                                                                               location: 450
                                                                                               Kipling Avenue,
                                                                                               Etobicoke,
                                                                                               Ontario M8Z 5E1

National Leasing Group Inc.         615867318    20050608 1100 6005 4696   Equipment           All photocopies of    6 years
                                                                                               every nature or
                                                                                               kind described in     Expiry: June 8,
                                                                                               lease number          2011
                                                                                               2301824 between
                                                                                               Upper Canada Office
                                                                                               Systems as original
                                                                                               lessor and the
                                                                                               debtor, as lessee,
                                                                                               which lease was
                                                                                               assigned by the
                                                                                               original lessor
                                                                                               to the secured
                                                                                               party, as amended
                                                                                               from time to time,
                                                                                               together with all
                                                                                               attachments,
                                                                                               accessories
                                                                                               and substitutions.

Pattison Sign Group, A Division     615023955    20050511 1202 2073 2197   Equipment, Other    Signage as per        10 years
of Jim Pattison Industries Ltd.                                                                contract LGY203150
                                                                                               located at            Expiry: May
                                                                                               902A & 902B           11, 2015
                                                                                               Wallbridge-Loyalist

                                                                               COLLATERAL
                                                                             CLASSIFICATION/                          REGISTRATION
                                                                            FINANCING CHANGE    GENERAL COLLATERAL       PERIOD
        SECURED PARTY               FILE NUMBER    REGISTRATION NUMBER          STATEMENT          DESCRIPTION          (YEARS)
----------------------------------  -----------  ------------------------  ------------------  --------------------  ---------------
                                                                                               Road, Belleville,
                                                                                               Ontario K8N 4Z5

Deutsche bank Trust Company         613947726    20050406 0953 1590 6619   Inventory,          No                    5 years
Americas                                         20050407 1041 1590 6690   Accounts, Other
                                                 20061211 0851 1590 6756                       An amendment was      Expiry:
                                                                                               registered April 7,   April 6,
                                                                                               2005 to amend         2010
                                                                                               the secured party
                                                                                               address.

                                                                                               A PARTIAL TRANSFER
                                                                                               WAS REGISTERED
                                                                                               DECEMBER 11, 2006 TO
                                                                                               TRANSFER THE DEBTOR
                                                                                               TO GOODYEAR
                                                                                               ENGINEERED PRODUCTS
                                                                                               CANADA INC. PRODUITS
                                                                                               D'INGENIERIE
                                                                                               GOODYEAR CANADA
                                                                                               INC., GOODYEAR
                                                                                               ENGINEERED PRODUCTS
                                                                                               CANADA INC. AND
                                                                                               PRODUITS
                                                                                               D'INGENIERIE
                                                                                               GOODYEAR CANADA INC.

Wilmington Trust Company            613947906    20050406 1012 1590 6620   Inventory,          No                    5 years
                                                 20061211 0852 1590 6757   Accounts, Other
                                                                                               A PARTIAL TRANSFER    Expiry: April
                                                                                               WAS REGISTERED        6, 2010
                                                                                               DECEMBER 11, 2006 TO
                                                                                               TRANSFER THE DEBTOR
                                                                                               TO GOODYEAR
                                                                                               ENGINEERED PRODUCTS
                                                                                               CANADA INC. PRODUITS
                                                                                               D'INGENIERIE
                                                                                               GOODYEAR CANADA
                                                                                               INC., GOODYEAR

                                                                               COLLATERAL
                                                                             CLASSIFICATION/                          REGISTRATION
                                                                            FINANCING CHANGE    GENERAL COLLATERAL       PERIOD
        SECURED PARTY               FILE NUMBER    REGISTRATION NUMBER          STATEMENT          DESCRIPTION          (YEARS)
----------------------------------  -----------  ------------------------  ------------------  --------------------  ---------------
                                                                                               ENGINEERED PRODUCTS
                                                                                               CANADA INC. AND
                                                                                               PRODUITS
                                                                                               D'INGENIERIE
                                                                                               GOODYEAR CANADA INC.


JPMorgan Chase Bank, N.A.           613760868    20050331 0922 1590 6330   Inventory,          No                    5 years
                                                 20061211 0850 1590 6755   Accounts, Other
                                                                                               A PARTIAL TRANSFER    Expiry: March
                                                                                               WAS REGISTERED        31, 2010
                                                                                               DECEMBER 11, 2006 TO
                                                                                               TRANSFER THE DEBTOR
                                                                                               TO GOODYEAR
                                                                                               ENGINEERED PRODUCTS
                                                                                               CANADA INC. PRODUITS
                                                                                               D'INGENIERIE
                                                                                               GOODYEAR CANADA
                                                                                               INC., GOODYEAR
                                                                                               ENGINEERED PRODUCTS
                                                                                               CANADA INC. AND
                                                                                               PRODUITS
                                                                                               D'INGENIERIE
                                                                                               GOODYEAR CANADA INC.

CSI Leasing Canada Ltd.             611429337    20041216 451  1530 4562   Equipment           Yes                   5

Pattison Sign Group, A Division     611251371    20041209 1419 2073 2146   Equipment, Other    Yes                   10
of Jim Pattison Industries Ltd.

Pattison Sign Group, A Division     611251866    20041209 1455 2073 2148   Equipment, Other    Yes                   10
of Jim Pattison Industries Ltd.

CSI Leasing Canada Ltd.             611034651    20041201 1456 1530 9753   Equipment           Yes                   5

CSI Leasing Canada Ltd.             610392735    20041105 1450 1530 2904   Equipment           Yes                   5

Pattison Sign Group, a Division     610084782    20041026 1324 2073 2123   Equipment, Other    Signage as per        10 years
of Jim Pattison Industries Ltd.                                                                contracts LGY202601
                                                                                               and LGY615130         Expiry:
                                                                                               located at Benson     October 26,
                                                                                               Commercial            2014
                                                                                               Tire/Jiffy Tire
                                                                                               RR#5, Belleville,

                                                                               COLLATERAL
                                                                             CLASSIFICATION/                          REGISTRATION
                                                                            FINANCING CHANGE    GENERAL COLLATERAL       PERIOD
        SECURED PARTY               FILE NUMBER    REGISTRATION NUMBER          STATEMENT          DESCRIPTION          (YEARS)
----------------------------------  -----------  ------------------------  ------------------  --------------------  ---------------
                                                                                               Ontario

Pattison Sign Group, a Division     610085088    20041026 1354 2073 2130   Equipment, Other    Signage as per        10 years
of Jim Pattison Industries Ltd.                                                                contract LGY615020
                                                                                               located at            Expiry:
                                                                                               135 Davis Drive,      October 26,
                                                                                               Newmarket, Ontario    2014
                                                                                               L3Y 2N3

CSI Leasing Canada Ltd.             609996582    20041021 1946 1531 8263   Equipment           (1) IBM 9406-520,     5 years
                                                                                               (1) IBM 3581-L2 and
                                                                                               (l) IBM 6400-1        Expiry:
                                                                                               10, (including all    October 21,
                                                                                               repairs,              2009
                                                                                               accessories,
                                                                                               accessions and
                                                                                               replacements) leased
                                                                                               to lessee pursuant
                                                                                               to equipment
                                                                                               schedule three to
                                                                                               master lease no.
                                                                                               190760 between the
                                                                                               parties. Equipment
                                                                                               location - R.R.
                                                                                               #7, Napanee,
                                                                                               Ontario, K7R 3L2

Xerox Canada Ltd.                   608889015    20040910 1406 1462 3660   Equipment, Other    No                    6 years

                                                                                                                     Expiry:
                                                                                                                     September 10,
                                                                                                                     2010

                                                                               COLLATERAL
                                                                             CLASSIFICATION/                          REGISTRATION
                                                                            FINANCING CHANGE    GENERAL COLLATERAL       PERIOD
        SECURED PARTY               FILE NUMBER    REGISTRATION NUMBER          STATEMENT          DESCRIPTION          (YEARS)
----------------------------------  -----------  ------------------------  ------------------  --------------------  ---------------
JPMorgan Chase Bank, N.A.           608054499    20040811 1043 1590 5932   Inventory,          No                    5 years
                                                 20050331 0923 1590 6332   Accounts, Other
                                                 20061211 0849 1590 6754                       An amendment was      Expiry:
                                                                                               registered March      August 11,
                                                                                               31, 2005 to amend     2009
                                                                                               the secured party
                                                                                               name and
                                                                                               address.

                                                                                               A PARTIAL TRANSFER
                                                                                               WAS REGISTERED
                                                                                               DECEMBER 11, 2006
                                                                                               TO TRANSFER THE
                                                                                               DEBTOR TO GOODYEAR
                                                                                               ENGINEERED PRODUCTS
                                                                                               CANADA INC. PRODUITS
                                                                                               D'INGENIERIE
                                                                                               GOODYEAR CANADA
                                                                                               INC., GOODYEAR
                                                                                               ENGINEERED PRODUCTS
                                                                                               CANADA INC. AND
                                                                                               PRODUITS
                                                                                               D'INGENIERIE
                                                                                               GOODYEAR CANADA INC.

Sharp Electronics of Canada Ltd.    605293227    20040507 1407 7029 7040   Equipment, Other    No                    7 years

                                                                                                                     Expiry: May 7,
                                                                                                                     2011

CSI Leasing Canada Ltd.             605232567    20040505 1948 1531 4618   Equipment           (1) Lexmark X634,     5 years
                                                 20040823 1446 1530 6535                       serial number 99-
                                                                                               14RLC, (including     Expiry: May 5,
                                                                                               all repairs,          2009
                                                                                               accessories and
                                                                                               replacements) leased
                                                                                               to lessee pursuant
                                                                                               to equipment
                                                                                               schedule two to
                                                                                               master lease no.

                                                                               COLLATERAL
                                                                             CLASSIFICATION/                          REGISTRATION
                                                                            FINANCING CHANGE    GENERAL COLLATERAL       PERIOD
        SECURED PARTY               FILE NUMBER    REGISTRATION NUMBER          STATEMENT          DESCRIPTION          (YEARS)
----------------------------------  -----------  ------------------------  ------------------  --------------------  ---------------
                                                                                               190760. Equipment
                                                                                               location - 450
                                                                                               Kipling Avenue,
                                                                                               Etobicoke, ON M8Z
                                                                                               5E1

                                                                                               An amendment was
                                                                                               registered August
                                                                                               23, 2004 to amend
                                                                                               the general
                                                                                               collateral
                                                                                               description.

Tandet Nationalease Ltd.            603823248    20040316 1949 1531 4748   Equipment           Yes                   8

Tandet Nationalease Ltd.            603823257    20040316 1949 1531 4749   Equipment           Yes                   8

Pattison Sign Group, A Division     603782712    20040315 1525 2073 2057   Equipment, Other    Yes                   10
of Jim Pattison Industries Ltd.

Pattison Sign Group, A Division     603782748    20040315 1530 2073 2058   Equipment, Other    Yes                   10
of Jim Pattison Industries Ltd.

Pattison Sign Group, A Division     603782811    20040315 1535 2073 2059   Equipment, Other    Yes                   10
of Jim Pattison Industries Ltd,

Pattison Sign Group, A Division of  603783108    20040315 1603 2073 2060   Equipment, Other    Yes                   10
Jim Pattison Industries Ltd.

Pattison Sign Group, A Division of  603783216    20040315 1616 2073 2061   Equipment, Other    Yes                   10
Jim Pattison Industries Ltd.

Pattison Sign Group, A Division of  603783288    20040315 1621 2073 2062   Equipment, Other    Yes                   10
Jim Pattison Industries Ltd.

Pattison Sign Group, A Division of  603783378    20040315 1625 2073 2063   Equipment, Other    Yes                   10
Jim Pattison Industries Ltd.

Pattison Sign Group, A Division of  603783468    20040315 1630 2073 2064   Equipment, Other    Yes                   10
Jim Pattison Industries Ltd.

Pattison Sign Group, A Division of  603783504    20040315 1634 2073 2065   Equipment, Other    Yes                   10
Jim Pattison Industries Ltd.

Pattison Sign Group, A Division     603783558    20040315 1638 2073 2066   Equipment, Other    Yes                   10
of Jim Pattison Industries Ltd.

CSI Leasing Canada Ltd.             603695691    20040311 1052 1529 8293   Equipment           Yes                   5

                                                                               COLLATERAL
                                                                             CLASSIFICATION/                          REGISTRATION
                                                                            FINANCING CHANGE    GENERAL COLLATERAL       PERIOD
        SECURED PARTY               FILE NUMBER    REGISTRATION NUMBER          STATEMENT          DESCRIPTION          (YEARS)
----------------------------------  -----------  ------------------------  ------------------  --------------------  ---------------
Wilmington Trust Company            603645984    20040309 1610 1590 9235   Inventory,          Yes                   10
                                                 20061211 0848 1590 6753   Accounts, Other

                                                                                               A PARTIAL TRANSFER
                                                                                               WAS REGISTERED
                                                                                               DECEMBER 11, 2006 TO
                                                                                               TRANSFER THE DEBTOR
                                                                                               TO GOODYEAR
                                                                                               ENGINEERED PRODUCTS
                                                                                               CANADA INC. PRODUITS
                                                                                               D'INGENIERIE
                                                                                               GOODYEAR CANADA
                                                                                               INC., GOODYEAR
                                                                                               ENGINEERED PRODUCTS
                                                                                               CANADA INC. AND
                                                                                               PRODUITS
                                                                                               D'INGENIERIE
                                                                                               GOODYEAR CANADA INC.

Pattison Sign Group, A Division     603463869    20040302 1636 2073 2040   Equipment, Other    Yes                   10
of Jim Pattison Industries Ltd.                  (10 years)

Pattison Sign Group, A Division     603463905    20040302 1640 2073 2041   Equipment, Other    Yes                   10
of Jim Pattison Industries Ltd.

Pattison Sign Group, A Division     603463932    20040302 1643 2073 2042   Equipment, Other    Yes                   10
of Jim Pattison Industries Ltd.

Pattison Sign Group, A Division of  603463959    20040302 1647 2073 2043   Equipment, Other    Yes                   10
Jim Pattison Industries Ltd.

Pattison Sign Group, A Division of  603464013    20040302 1652 2073 2044   Equipment, Other    Yes                   10
Jim Pattison Industries Ltd.

Pattison Sign Group, A Division of  603464049    20040302 1655 2073 2045   Equipment, Other    Yes                   10
Jim Pattison Industries Ltd.

National Leasing Group Inc. L#      603312804    20040225 1010 6005 8788   Equipment           Yes                   6
2248482

Pattison Sign Group, A Division     602707563    20040127 1404 2073 2024   Equipment, Other    Yes                   10
of Jim Pattison Industries Ltd.

Pattison Sign Group, A Division     602707608    20040127 1408 2073 2025   Equipment, Other    Yes                   10
of Jim Pattison Industries Ltd.

                                                                                 COLLATERAL
                                                                               CLASSIFICATION/                         REGISTRATION
                                                                              FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
        SECURED PARTY                FILE NUMBER     REGISTRATION NUMBER         STATEMENT           DESCRIPTION          (YEARS)
----------------------------------   -----------   -----------------------   ------------------   ------------------   -------------
Pattison Sign Group, A Division of   602707653     20040127 1418 2073 2026   Equipment, Other     Yes                  10
Jim Pattison Industries Ltd.

PattisoaSign Group, A Division of    602707725     20040127 1422 2073 2027   Equipment, Other     Yes                  10
Jim Pattison Industries Ltd.

Pattison Sign Group, A Division of   602707752     20040127 1422 2073 2028   Equipment, Other     Yes                  10
Jim Pattison Industries Ltd.

Pattison Sign Group, A Division of   602707779     20040127 1428 2073 2029   Equipment, Other     Yes                  10
Jim Pattison Industries Ltd.

Pattison Sign Group, A Division of   602707797     20040127 1431 2073 2030   Equipment, Other     Yes                  10
Jim Pattison Industries Ltd.

Pattison Sign Group, A Division of   602707815     20040127 1434 2073 2031   Equipment, Other     Yes                  10
Jim Pattison Industries Ltd.

Pattison Sign Group, A Division of   602707842     20040127 1437 2073 2032   Equipment, Other     Yes                  10
Jim Pattison Industries Ltd.

Pattison Sign Group, A Division of   602707887     20040127 1440 2073 2033   Equipment, Other     Yes                  10
Jim Pattison Industries Ltd,

Pattison Sign Group, A Division of   602690535     20040126 1645 2073 2023   Equipment, Other     Yes                  10
Jim Pattison Industries Ltd.

Tandet Nationalease Ltd.             602499438     20040115 1950 1531 5584   Equipment,           Yes                  8
                                                                             Motor Vehicles

Pattison Sign Group, A Division of   602450109     20040114 1023 2073 1996   Equipment, Other     Yes                  10
Jim Pattison Industries Ltd.

Pattison Sign Group, A Division      602434602     20040113 1651 2073 1995   Equipment, Other     Yes                  10
of Jim Pattison Industries Ltd.

Citicorp Vendor Finance, Ltd.        600925842     20031112 1030 7029 4045   Equipment, Other,    Yes                  6
                                                   20040930 1531 7029 9617   Motor Vehicles

                                                                                                  An amendment was
                                                                                                  registered
                                                                                                  September 30, 2004
                                                                                                  to add motor
                                                                                                  vehicles.

National Leasing Group Inc. L#       600547023     20031028 1020 6005 7243   Equipment            Yes                  6
2230656

National Leasing Group Inc. L#       600547131     20031028 1033 6005 7244   Equipment            Yes                  6
2230656

                                                                                 COLLATERAL
                                                                               CLASSIFICATION/                         REGISTRATION
                                                                              FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
        SECURED PARTY                FILE NUMBER     REGISTRATION NUMBER         STATEMENT           DESCRIPTION          (YEARS)
----------------------------------   -----------   -----------------------   ------------------   ------------------   -------------
National Leasing Group Inc.          600071787     20031008 1201 6005 7010   Equipment            Yes                  6
L# 2230656

National Leasing Group Inc. L#       898732629     20031001 1223 6005 6907   Equipment            Yes                  7
2227114

Pattison Sign Group, A Division of   897617376     20030826 1326 2073 1972   Equipment, Other     Yes                  10
Jim Pattison Industries Ltd.

Caterpillar Financial Services       897475878     20030821 1038 8077 7660   Equipment, Other,    Yes                  4
Limited                                                                      Motor Vehicles

Caterpillar Financial Services       897222708     20030811 1714 8077 7377   Equipment, Other,    Yes                  4
Limited                                                                      Motor Vehicles

Caterpillar Financial Services       897080544     20030806 1437 8077 7252   Equipment, Other     Yes                  5
Limited

Caterpillar Financial Services       897080562     20030806 1437 8077 7254   Equipment, Other     Yes                  5
Limited

Caterpillar Financial Services       896773644     20030725 1658 8077 6882   Equipment, Other,    Yes                  4
Limited                                                                      Motor Vehicles

Caterpillar Financial Services       896773653     20030725 1658 8077 6883   Equipment, Other,    Yes                  4
Limited                                                                      Motor Vehicles

Pattison Sign Group, A Division of   896568642     20030721 1606 2073 1954   Equipment, Other     Yes                  10
Jim Pattison Industries Ltd.

Pattison Sign Group, A Division      896568669     20030721 1609 2073 1955   Equipment, Other     Yes                  10
of Jim Pattison Industries Ltd.

Caterpillar Financial Services       896381127     20030715 1037 8077 6361   Equipment, Other,    Yes                  4
Limited                                                                      Motor Vehicles

Caterpillar Financial Services       896374899     20030714 17223 8077 6326  Equipment, Other,    Yes                  4
Limited                                                                      Motor Vehicles

Caterpillar Financial Services       896374908     20030714 1723 8077 6327   Equipment, Other,    Yes                  4
Limited                                                                      Motor Vehicles

Caterpillar Financial Services       896374917     20030714 1723 8077 6328   Equipment, Other,    Yes                  4
Limited                                                                      Motor Vehicles

Caterpillar Financial Services       895236237     20030609 1809 8077 5009   Equipment, Other,    Yes                  4
Limited                                                                      Motor Vehicles

Caterpillar Financial Services       895087332     20030605 0955 8077 4849   Equipment, Other,    Yes                  4
Limited                                                                      Motor Vehicles

Caterpillar Financial Services       895087341     20030605 0955 8077 4850   Equipment, Other,    Yes                  4
Limited                                                                      Motor Vehicles

                                                                                 COLLATERAL
                                                                               CLASSIFICATION/                         REGISTRATION
                                                                              FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
        SECURED PARTY                FILE NUMBER     REGISTRATION NUMBER         STATEMENT           DESCRIPTION          (YEARS)
----------------------------------   -----------   -----------------------   ------------------   ------------------   -------------
JP Morgan Chase Bank, N.A.           892612728     20030320 1222 1590 3509   Inventory,           Yes                  5
                                                   20030402 1428 1590 4137   Accounts, Other
                                                   20050331 0922 1590 6331                        An amendment was
                                                   20061211 0847 1590 6752                        registered April
                                                                                                  2, 2003 to amend
                                                                                                  the collateral
                                                                                                  classification.

                                                                                                  An amendment was
                                                                                                  registered March
                                                                                                  31, 2005 to amend
                                                                                                  the secured party
                                                                                                  name and address.

                                                                                                  A PARTIAL TRANSFER
                                                                                                  WAS REGISTERED
                                                                                                  DECEMBER 11, 2006
                                                                                                  TO TRANSFER THE
                                                                                                  DEBTOR TO GOODYEAR
                                                                                                  ENGINEERED
                                                                                                  PRODUCTS CANADA
                                                                                                  INC. PRODUITS
                                                                                                  D'INGENIERIE
                                                                                                  GOODYEAR CANADA
                                                                                                  INC., GOODYEAR
                                                                                                  ENGINEERED
                                                                                                  PRODUCTS CANADA
                                                                                                  INC. AND PRODUITS
                                                                                                  D'INGENIERIE
                                                                                                  GOODYEAR CANADA
                                                                                                  INC.

Pattison Sign Group, a Division of   891758952     20030218 1427 2073 1905   Equipment, Other     Yes                  10
Jim Pattison Industries Ltd.

IBM Canada Limited                   890215668     20021218 1818 1531 0189   Equipment, Accounts, Yes                  3
                                                   20051129 1947 1531 0087   Other

                                                                                                  3-year renewal       Expiry:
                                                                                                  was registered       December 18,
                                                                                                  November 29, 2005.   2008

                                                                                 COLLATERAL
                                                                               CLASSIFICATION/                         REGISTRATION
                                                                              FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
        SECURED PARTY                FILE NUMBER     REGISTRATION NUMBER         STATEMENT           DESCRIPTION          (YEARS)
----------------------------------   -----------   -----------------------   ------------------   ------------------   -------------
CIT Financial Ltd.                   886580793     20020821 1630 1616 7293   Inventory,           No                   5
                                                                             Equipment,
                                                                             Accounts, Other,
                                                                             Motor Vehicle
                                                                             included

Neon Products, a Division of         884247588     20020611 1412 2073 1820   Equipment, Other,    Yes                  10
Jim Pattison Industries Ltd.

Neon Products, a Division of         883471203     20020522 1635 2073 1797   Equipment, Other     Yes                  10
Jim Pattison Industries Ltd.

Neon Products, a Division of         883471212     20020522 1635 2073 1798   Equipment, Other     Yes                  10
Jim Pattison Industries Ltd.

Neon Products, a Division of         883471221     20020522 1635 2073 1799   Equipment, Other     Yes                  10
Jim Pattison Industries Ltd.

Neon Products, a Division of         883471239     20020522 1635 2073 1800   Equipment, Other     Yes                  10
Jim Pattison Industries Ltd.

Neon Products, a Division of         880390107     20020206 1432 2073 1764   Equipment, Other     Yes                  10
Jim Pattison Industries Ltd.

Neon Products, a Division of         880390116     20020206 1432 2073 1765   Equipment, Other     Yes                  10
Jim Pattison Industries Ltd.

Neon Products, a Division of         879980175     20020123 1341 2073 1739   Equipment, Other     Yes                  10
Jim Pattison Industries Ltd.

Nexcap Finance Corporation           878225571     20011123 1812 1531 5952   Equipment, Accounts, Yes                  2
                                                   20020510 1914 1530 8141   Other
                                                   20041027 1452 1530 3429                        An amendment was     Expiry:
                                                   20061102 1456 1530 8509                        registered May 10,   November 23,
                                                                                                  2002 to add          2007
                                                                                                  "Accounts" to the
                                                                                                  collateral
                                                                                                  classification.

                                                                                                  2-year renewal was
                                                                                                  registered October
                                                                                                  27, 2004.

                                                                                                  1-year renewal was
                                                                                                  registered
                                                                                                  November 2, 2006.

                                                                                 COLLATERAL
                                                                               CLASSIFICATION/                         REGISTRATION
                                                                              FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
        SECURED PARTY                FILE NUMBER     REGISTRATION NUMBER         STATEMENT           DESCRIPTION          (YEARS)
----------------------------------   -----------   -----------------------   ------------------   ------------------   -------------
Neon Products, a Division of Jim     877801041     20011108 1125 2073 1715   Equipment, Other     Yes                  10
Pattison Industries Ltd.

Neon Products, a Division of Jim     877801059     20011108 1125 2073 1716   Equipment, Other     Yes                  10
Pattison Industries Ltd.

Neon Products, a Division of Jim     877132791     20011017 1028 2073 1697   Equipment, Other     Yes                  10
Pattison Industries Ltd.

Neon Products, a Division of Jim     876260124     2001091416342073 1679     Equipment, Other     Yes                  10
Pattison Industries Ltd.

865331 Ontario Limited carrying on   085972905     20010816 1023 0043 1025   Equipment, Other     Yes                  10
business as Signage Systems

865331 Ontario Limited carrying on   085972914     20010816 1023 0043 1026   Equipment, Other     Yes                  10
business as Signage Systems

Neon Products, a Division of Jim     874584081     20010719 1028 2073 1635   Equipment, Other     Yes                  10
Pattison Industries Ltd.

Neon Products, a Division of Jim     874584099     20010719 1028 2073 1636   Equipment, Other     Yes                  10
Pattison Industries Ltd.

Neon Products, a Division of Jim     874584108     20010719 1028 2073 1637   Equipment, Other     Yes                  10
Pattison Industries Ltd.

IBM Canada Limited                   874472616     20010716 1750 1531 7302   Equipment,           Yes                  3
                                                   AS 20040622 1943 1531     Other  Accounts,
                                                   6179
                                                                                                  3-year renewal was
                                                                                                  was registered
                                                                                                  June 22, 2004

Neon Products                        871517079     20010417 1023 2073 1398   Equipment, Other     Yes                  10

865331 Ontario Limited carrying on   085972878     20010402 1020 0043 4016   Equipment, Other     Yes                  10
business as Signage Systems

865331 Ontario Limited carrying on   085972887     20010402 1020 0043 4015   Equipment, Other     Yes                  10
business as Signage Systems

Associates Capital Limited           871120548     20010402 1750 1531 3226   Equipment, Other     No                   8

Neon Products                        870470388     20010308 1449 2073 1379   Equipment, Other     Yes                  10

Neon Products                        870470397     20010308 1449 2073 1380   Equipment, Other     Yes                  10

                                                                                 COLLATERAL
                                                                               CLASSIFICATION/                         REGISTRATION
                                                                              FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
        SECURED PARTY                FILE NUMBER     REGISTRATION NUMBER         STATEMENT           DESCRIPTION          (YEARS)
----------------------------------   -----------   -----------------------   ------------------   ------------------   -------------
Neon Products                        869925537     20010214 1431 2073 1368   Equipment, Other     Yes                  10

Neon Products                        868913334     20010108 1640 2073 1340   Equipment, Other     Yes                  10

Neon Products                        868066578     20001204 1440 2073 1311   Equipment, Other     Yes                  10

Neon Products                        866628576     20001016 1035 2073 1292   Equipment, Other     Yes                  10

Neon Products                        866086398     20000926 1642 2073 1279   Equipment, Other     Yes                  10

Neon Products                        865660734     20000913 0938 2073 1266   Equipment, Other     Yes                  10

National Leasing Group Inc.          863982207     20000720 1050 6005 0982   Equipment            No                   5
L#2085590

IBM Canada Ltd.                      862970499     20000619 1501 1530 5589   Equipment,           No                   4
                                                   20040526 1056 1529 9611   Accounts, Other
                                                                                                  4-year renewal
                                                                                                  was registered
                                                                                                  May 26, 2004.

Neon. Products                       861778332     20000512 1343 2073 1218   Equipment, Other     Yes                  10

Neon Products                        860842872     20000412 1021 2073 1202   Equipment, Other     Yes                  10

Neon Products                        860409639     20000329 1137 2073 1178   Equipment, Other     Yes                  10

Neon Products                        859041864     20000207 1429 2073 1161   Equipment, Other     Yes                  10

Neon Products                        859041873     20000207 1429 2073 1162   Equipment, Other     Yes                  10

IBM Canada Ltd.                      857158722     19991129 1819 1531 4326   Equipment,           No                   4
                                                   20020513 1842 1531 3171   Accounts, Other
                                                   20041029 1942 1531 8694                        2-year renewal
                                                                                                  was registered
                                                                                                  May 13, 2002.

                                                                                                  3-year renewal was
                                                                                                  registered October
                                                                                                  29, 2004.

Neon Products                        856968399     19991122 1535 2073 1022   Equipment, Other     Yes                  10

Neon Products                        855752139     19991013 1140 2073 1011   Equipment, Other     Yes                  10

Neon Products Ltd.                   854788653     19990910 1213 2073 0976   Equipment, Other     Yes                  10

                                                                                 COLLATERAL
                                                                               CLASSIFICATION/                         REGISTRATION
                                                                              FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
        SECURED PARTY                FILE NUMBER     REGISTRATION NUMBER         STATEMENT           DESCRIPTION          (YEARS)
----------------------------------   -----------   -----------------------   ------------------   ------------------   -------------
Dell Financial Services Canada       853437726     19990727 1434 1530 1387   Equipment,           No                  5
Limited                                            20030723 1443 8077 6760   Accounts, Other
                                                   20070206 1044 8077 8022                        4-year renewal       Expiry: July
                                                                                                  was registered       27, 2008
                                                                                                  July 23, 2003.

                                                                                                  AN AMENDMENT WAS
                                                                                                  REGISTERED
                                                                                                  FEBRUARY 6, 2007
                                                                                                  TO ADD DEBTORS:
                                                                                                  GOODYEAR
                                                                                                  ENGINEERED
                                                                                                  PRODUCTS CANADA
                                                                                                  INC., PRODUITS
                                                                                                  D'INGENIERIE
                                                                                                  GOODYEAR CANADA
                                                                                                  INC. AND GOODYEAR
                                                                                                  ENGINEERED
                                                                                                  PRODUCTS CANADA
                                                                                                  INC. PRODUITS
                                                                                                  D'INGENIERIE
                                                                                                  GOODYEAR CANADA
                                                                                                  INC.

Neon Products                        850265694     19990421 1409 2073 0923   Equipment, Other     Yes                  10

Neon Products                        850265703     19990421 1409 2073 0924   Equipment, Other     Yes                  10

Neon Products                        850265712     19990421 1409 2073 0925   Equipment, Other     Yes                  10

Neon Products                        850265721     19990421 1409 2073 0926   Equipment, Other     Yes                  10

Neon Products                        850265739     19990421 1409 2073 0927   Equipment, Other     Yes                  10

Neon Products                        850265748     19990421 1409 2073 0928   Equipment, Other     Yes                  10

Neon Products                        850265757     19900421 1409 2073 0929   Equipment, Other     Yes                  10

Neon Products                        850265766     19990421 1409 2073 0930   Equipment, Other     Yes                  10

Neon Products                        848602755     19990222 1046 2073 0863   Equipment, Other     Yes                  10

Neon Products                        848602764     19990222 1046 2073 0864   Equipment, Other     Yes                  10

Neon Products                        844634106     19980923 1016 2073 0788   Equipment, Other     Yes                  10

                                                                                 COLLATERAL
                                                                               CLASSIFICATION/                         REGISTRATION
                                                                              FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
        SECURED PARTY                FILE NUMBER     REGISTRATION NUMBER         STATEMENT           DESCRIPTION          (YEARS)
----------------------------------   -----------   -----------------------   ------------------   ------------------   -------------
Neon Products                        844634115     19980923 1016 2073 0789   Equipment, Other     Yes                  10

Neon Products                        844634124     19980923 1016 2073 0790   Equipment, Other     Yes                  10

Neon Products Ltd.                   841887693     19980618 1118 2073 0736   Equipment, Other     Yes                  10

Neon Products Ltd.                   841887738     19980618 1118 2073 0740   Equipment, Other     Yes                  10

Neon Products Ltd.                   838850202     19980310 1433 2073 0691   Equipment, Other     Yes                  10

Neon Products Ltd.                   838850211     19980310 1433 2073 0692   Equipment, Other     Yes                  10

Neon Products Ltd.                   834583734     19970923 1132 2073 0615   Equipment, Other     Yes                  10

Neon Products Ltd.                   834583743     19970923 1132 2073 0616   Equipment, Other     Yes                  10

Neon Products Ltd.                   831509127     19970606 0913 2073 0546   Equipment, Other     Yes                  10

PHH Vehicle Management Services      802487079     19921001 2147 1513 2926   Equipment, Other,    Yes                  4
Inc.                                               19960905 1855 1529 9938   Motor Vehicle
                                                                             included
                                                   19990910 1043 1529 1546                        3-year renewal was   Expiry:
                                                   19990910 1043 1529 1547                        registered           October 1,
                                                   20030210 1830 1531 5482                        September 5, 1996.   2009
                                                   20030721 1055 1529 5431

                                                   20040805 1947 1531 3275                        5-year renewal was
                                                   20040902 1952 1531 1770                        registered
                                                   20040920 1947 1531 2518                        September 10,
                                                                                                  1999.
                                                   20050218 1940 1531 9469

                                                   20050311 1945 1531 7428                        An amendment was
                                                   20050719 1458 1530 1142                        registered
                                                   20050831 1953 1531 0751                        September 10, 1999
                                                                                                  to add a general
                                                   20060616 1455 1530 8587                        collateral
                                                   20070124 1940 1531 7353                        description: All
                                                                                                  present and future
                                                                                                  motor vehicles
                                                                                                  (including,
                                                                                                  without
                                                                                                  limitation,
                                                                                                  passenger
                                                                                                  automobiles,
                                                                                                  trucks, truck
                                                                                                  tractors, truck
                                                                                                  trailers, truck
                                                                                                  chassis, or
                                                                                                  truck bodies),

                                                                                 COLLATERAL
                                                                               CLASSIFICATION/                         REGISTRATION
                                                                              FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
        SECURED PARTY                FILE NUMBER     REGISTRATION NUMBER         STATEMENT           DESCRIPTION          (YEARS)
----------------------------------   -----------   -----------------------   ------------------   ------------------   -------------
                                                                                                  automotive
                                                                                                  equipment
                                                                                                  (including,
                                                                                                  without
                                                                                                  limitation,
                                                                                                  trailers, boxes,
                                                                                                  and refrigeration
                                                                                                  units), and
                                                                                                  materials-handling
                                                                                                  equipment leased
                                                                                                  from time to time
                                                                                                  by the secured
                                                                                                  party to the
                                                                                                  debtor, together
                                                                                                  with all present
                                                                                                  and future
                                                                                                  attachments,
                                                                                                  accessions,
                                                                                                  appurtenances,
                                                                                                  accessories and
                                                                                                  replacement parts,
                                                                                                  and all proceeds
                                                                                                  of or relating to
                                                                                                  any of the
                                                                                                  foregoing.

                                                                                                  An amendment was
                                                                                                  registered
                                                                                                  February 10, 2003
                                                                                                  to add motor
                                                                                                  vehicle
                                                                                                  description. Refer
                                                                                                  to search.

                                                                                                  An amendment was
                                                                                                  registered to
                                                                                                  amend the secured
                                                                                                  party name.

                                                                                                  A partial
                                                                                                  discharge was
                                                                                                  registered August
                                                                                                  5, 2004.

                                                                                                  5-year renewal
                                                                                                  was registered
                                                                                                  September 2, 2004.

                                                                                 COLLATERAL
                                                                               CLASSIFICATION/                         REGISTRATION
                                                                              FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
        SECURED PARTY                FILE NUMBER     REGISTRATION NUMBER         STATEMENT           DESCRIPTION          (YEARS)
----------------------------------   -----------   -----------------------   ------------------   ------------------   -------------
                                                                                                  A partial
                                                                                                  discharge was
                                                                                                  registered
                                                                                                  September 20,
                                                                                                  2004.

                                                                                                  A partial
                                                                                                  discharge was
                                                                                                  registered
                                                                                                  February 18,
                                                                                                  2005.

                                                                                                  A partial
                                                                                                  discharge was
                                                                                                  registered March
                                                                                                  11, 2005.

                                                                                                  A partial
                                                                                                  discharge was
                                                                                                  registered July
                                                                                                  19, 2005.

                                                                                                  A partial
                                                                                                  discharge was
                                                                                                  registered August
                                                                                                  31, 2005.

                                                                                                  An amendment was
                                                                                                  registered June
                                                                                                  16, 2006 to add
                                                                                                  motor vehicles.
                                                                                                  Refer to search.

                                                                                                  A partial
                                                                                                  discharge was
                                                                                                  registered January
                                                                                                  24, 2007.

Triathlon Leasing Inc.               428212368     19920910 0833 0043 6594   Equipment, Other,    No                   3
                                                   19941026 2142 1254 1577   Motor Vehicle

                                                                                 COLLATERAL
                                                                               CLASSIFICATION/                         REGISTRATION
                                                                              FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
        SECURED PARTY                FILE NUMBER     REGISTRATION NUMBER         STATEMENT           DESCRIPTION          (YEARS)
----------------------------------   -----------   -----------------------   ------------------   ------------------   -------------
General Electric Capital Canada                    20020603 1547 1254 9047                        An amendment was     Expiry:
Leasing Inc.                                       20020903 1053 1254 9177                        registered October   September 10,
                                                   20020903 1559 1254 9190                        26, 1994 to add a    2011
                                                                                                  secured party.

                                                                                                  6-year renewal was
                                                                                                  registered June 3,
                                                                                                  2002.

                                                                                                  3-year renewal was
                                                                                                  registered
                                                                                                  September 3, 2002.

                                                                                                  AN AMENDMENT WAS
                                                                                                  REGISTERED
                                                                                                  SEPTEMBER 3, 2002
                                                                                                  TO CHANGE THE
                                                                                                  DEBTOR NAME TO
                                                                                                  FOUNTAIN TIRE
                                                                                                  CORPORATION.

PHH Vehicle Management Services      802346094     19920824 2159 1513 1626   Equipment, Other,    Yes                  5
Inc.                                               19921202 2154 1513 6022   Motor Vehicle
                                                   19970820 1439 1530 4684   included
                                                   19990910 1043 1529 1550                        A PARTIAL TRANSFER   Expiry:
                                                   20020709 1448 1530 4418                        WAS REGISTERED       August 24,
                                                   20030721 1055 1529 5175                        DECEMBER 2, 1992     2007
                                                                                                  TO TRANSFER
                                                                                                  COLLATERAL TO
                                                                                                  HUNTSMAN FILM
                                                                                                  PRODUCTS OF CANADA
                                                                                                  LTD.

                                                                                                  5-year renewal was
                                                                                                  registered August
                                                                                                  20, 1997.


                                                                                 COLLATERAL
                                                                               CLASSIFICATION/                         REGISTRATION
                                                                              FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
        SECURED PARTY                FILE NUMBER     REGISTRATION NUMBER         STATEMENT           DESCRIPTION          (YEARS)
----------------------------------   -----------   -----------------------   ------------------   ------------------   -------------
                                                                                                  An amendment was
                                                                                                  registered
                                                                                                  September 10, 1999
                                                                                                  to add a general
                                                                                                  collateral
                                                                                                  description:
                                                                                                  All present and
                                                                                                  future motor
                                                                                                  vehicles
                                                                                                  (including,
                                                                                                  without
                                                                                                  limitation,
                                                                                                  passenger
                                                                                                  automobiles,
                                                                                                  trucks, truck
                                                                                                  tractors, truck
                                                                                                  trailers, truck
                                                                                                  chassis, or truck
                                                                                                  bodies),
                                                                                                  automotive
                                                                                                  equipment
                                                                                                  (including,
                                                                                                  without
                                                                                                  limitation,
                                                                                                  trailers, boxes,
                                                                                                  and refrigeration
                                                                                                  units), and
                                                                                                  materials-handling
                                                                                                  equipment leased
                                                                                                  from time to time
                                                                                                  by the secured
                                                                                                  party to the
                                                                                                  debtor, together
                                                                                                  with all present
                                                                                                  and future
                                                                                                  attachments,
                                                                                                  accessions,
                                                                                                  appurtenances,
                                                                                                  accessories and
                                                                                                  replacement parts,
                                                                                                  and all proceeds
                                                                                                  of or relating to
                                                                                                  any of the
                                                                                                  foregoing.

                                                                                                  5-year renewal was
                                                                                                  registered July 9,
                                                                                                  2002.

                                                                                 COLLATERAL
                                                                               CLASSIFICATION/                         REGISTRATION
                                                                              FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
        SECURED PARTY                FILE NUMBER     REGISTRATION NUMBER         STATEMENT           DESCRIPTION          (YEARS)
----------------------------------   -----------   -----------------------   ------------------   ------------------   -------------
                                                                                                  An amendment was
                                                                                                  registered July
                                                                                                  21, 2003 to amend
                                                                                                  the secured party
                                                                                                  name and address.

Manufacturier Finance Programs Ltd.  015569082     19900328 1459 0043 7975   Equipment, Other     Yes                  25
                                                   19920813 1403 0043 5521

                                                                                                  Equipment as
                                                                                                  described in
                                                                                                  master equipment
                                                                                                  lease no. G2250
                                                                                                  dated December 18,
                                                                                                  1985 and schedules
                                                                                                  referenced
                                                                                                  thereto.

                                                                                                  An assignment was
                                                                                                  registered August
                                                                                                  13, 1992 to assign
                                                                                                  the secured party
                                                                                                  from Triathlon
                                                                                                  Computer Leasing
                                                                                                  Inc. to
                                                                                                  Manufacturier
                                                                                                  Finance Programs
                                                                                                  Ltd.

         GOODYEAR ENGINEERED PRODUCTS CANADA INC. PRODUITS D'INGENIERIE
                              GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                      -LIST OF PPSA (ONTARIO) REGISTRATIONS
                       FILE CURRENCY DATE: APRIL 16, 2007

                                                                                 COLLATERAL
                                                                               CLASSIFICATION/                         REGISTRATION
                                                                              FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
        SECURED PARTY                FILE NUMBER     REGISTRATION NUMBER         STATEMENT           DESCRIPTION          (YEARS)
----------------------------------   -----------   -----------------------   ------------------   ------------------   -------------
Goodyear Canada Inc.                 631622754     20061221 1238 1590 7531   Inventory,           No                   1 year
                                                                             Equipment,
                                                                             Accounts, Other,                          Expiry:
                                                                             Motor Vehicle                             December 21,
                                                                             Included                                  2007

PHH Vehicle Management Services      630611118     20061115 1440 1530 0963   Equipment, Other,    All present and      5 years
Inc.                                                                         Motor Vehicle        future motor
                                                   20070416 1048 1529 2954   Included             vehicles
                                                   (amendment)                                    (including,          Expiry:
                                                                                                  without              November 15,
                                                                                                  limitation,          2011
                                                                                                  passenger
                                                                                                  automobiles, vans,
                                                                                                  trucks,
                                                                                                  truck-tractors,
                                                                                                  truck-trailers,
                                                                                                  truck-chassis,
                                                                                                  and truck bodies),
                                                                                                  automotive
                                                                                                  equipment
                                                                                                  (including,
                                                                                                  without
                                                                                                  limitation,
                                                                                                  trailers, boxes
                                                                                                  and refrigeration
                                                                                                  units),
                                                                                                  materials-handling
                                                                                                  equipment and
                                                                                                  other goods
                                                                                                  (whether similar
                                                                                                  or dissimilar to
                                                                                                  the foregoing)
                                                                                                  leased from time
                                                                                                  to time by the
                                                                                                  secured party to
                                                                                                  the debtor,
                                                                                                  together with, in
                                                                                                  each case, all
                                                                                                  present


                                                                                 COLLATERAL
                                                                               CLASSIFICATION/                         REGISTRATION
                                                                              FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
        SECURED PARTY                FILE NUMBER     REGISTRATION NUMBER         STATEMENT           DESCRIPTION          (YEARS)
----------------------------------   -----------   -----------------------   ------------------   ------------------   -------------
                                                                                                  and future parts,
                                                                                                  attachments,
                                                                                                  accessories and
                                                                                                  accessions
                                                                                                  attached thereto
                                                                                                  or installed
                                                                                                  therein, and all
                                                                                                  proceeds of or
                                                                                                  relating to any
                                                                                                  of the foregoing.

                                                                                                  An amendment was
                                                                                                  registered on
                                                                                                  April 16, 2007 to
                                                                                                  add the following
                                                                                                  motor vehicle
                                                                                                  descriptions:

                                                                                                  2007 Ford Explorer
                                                                                                  VIN:
                                                                                                  1FMEU73E87UA60665

                                                                                                  2007 Ford Escape
                                                                                                  VIN:
                                                                                                  1FMYU93177KA58004

                                                                                                  2001 Ford Taurus
                                                                                                  VIN:
                                                                                                  1FAFP53U21G159974

                                                                                                  2004 Ford Taurus
                                                                                                  VIN:
                                                                                                  1FAFP53U44G153498

                                                                                                  2004 Ford Taurus
                                                                                                  VIN:
                                                                                                  1FAFP53U24G156691

                                                                                 COLLATERAL
                                                                               CLASSIFICATION/                         REGISTRATION
                                                                              FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
        SECURED PARTY                FILE NUMBER     REGISTRATION NUMBER         STATEMENT           DESCRIPTION          (YEARS)
----------------------------------   -----------   -----------------------   ------------------   ------------------   -------------
                                                                                                  2004 Ford Freestar
                                                                                                  VIN:
                                                                                                  2FMZA55284BA70776

                                                                                                  2004 Ford Explorer
                                                                                                  V1N:
                                                                                                  1FMZU72K74ZA79778

                                                                                                  2005 Ford Escape
                                                                                                  VIN:
                                                                                                  1FMYU93165KD37618

                                                                                                  2005 Ford Taurus
                                                                                                  VIN:
                                                                                                  1FAFP56U95A180051

                                                                                                  2005 Ford Taurus
                                                                                                  VIN:
                                                                                                  1FAFP56U55A115679

                                                                                                  2005 Ford Explorer
                                                                                                  VIN:
                                                                                                  1FMZU72K45UB41040

                                                                                                  2006 Ford Escape
                                                                                                  VIN:
                                                                                                  1FMYU93196KA26315

                                                                                 COLLATERAL
                                                                               CLASSIFICATION/                         REGISTRATION
                                                                              FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
        SECURED PARTY                FILE NUMBER     REGISTRATION NUMBER         STATEMENT           DESCRIPTION          (YEARS)
----------------------------------   -----------   -----------------------   ------------------   ------------------   -------------
                                                                                                  2006 Ford Escape
                                                                                                  VIN:
                                                                                                  1FMYU93146KB05875

                                                                                                  2006 Ford Escape
                                                                                                  VIN:
                                                                                                  1FMEU73E06UA18652

                                                                                                  2006 Ford Taurus
                                                                                                  VIN:
                                                                                                  1FAFP56U16A185049

                                                                                                  2006 Ford Escape
                                                                                                  VIN:
                                                                                                  1FMYU93116KC96672

                                                                                                  1998 Ford Windstar
                                                                                                  VIN:
                                                                                                  2FMZA51U4WBD42671

JPMorgan Chase Bank, N.A.            630497736     20061109 1716 1590 5054   Inventory,           No                   5 years
                                                                             Accounts, Other
                                                                                                                       Expiry:
                                                                                                                       November 9,
                                                                                                                       2011

Deutsche Bank Trust Company          630497754     20061109 1718 1590 5055   Inventory,           No                   5 years
Americas                                                                     Accounts, Other
                                                                                                                       Expiry:
                                                                                                                       November 9,
                                                                                                                       2011

Wilmington Trust Company             630497772     20061109 1720 1590 5056   Inventory,           No                   5 years
                                                                             Accounts, Other
                                                                                                                       Expiry:
                                                                                                                       November 9,
                                                                                                                       2011

                                                                                 COLLATERAL
                                                                               CLASSIFICATION/                         REGISTRATION
                                                                              FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
        SECURED PARTY                FILE NUMBER     REGISTRATION NUMBER         STATEMENT           DESCRIPTION          (YEARS)
----------------------------------   -----------   -----------------------   ------------------   ------------------   -------------
National Leasing Group Inc.          628516053     20060831 1619 6005 0050   Equipment            All floor sweeper    4 years
L#2342720                                                                                         of every nature or
                                                   20070215 1414 6005 2110                        kind described in    Expiry:
                                                   (transfer)                                     lease number         August 31,
                                                                                                  2342720 between      2010
                                                                                                  the secured party,
                                                                                                  as lessor and the
                                                                                                  debtor as lessee,
                                                                                                  as amended from
                                                                                                  time to time,
                                                                                                  together with all
                                                                                                  attachments,
                                                                                                  accessories and
                                                                                                  substitutions.

                                                                                                  A transfer from
                                                                                                  Goodyear Canada
                                                                                                  Ltd. to Goodyear
                                                                                                  Engineered
                                                                                                  Products Canada
                                                                                                  Inc. was
                                                                                                  registered on
                                                                                                  February 15, 2007.

Deutsche Bank Trust Company          613947726     20050406 0953 1590 6619   Inventory,           An amendment was     5 years
Americas                                                                     Accounts, Other      registered on
                                                                                                  April 7, 2005 to
                                                   20050407 1041 1590 6690                        amend the secured    Expiry:
                                                   (amendment)                                    party's address.     April 6, 2010

                                                   20061211 0851 1590 6756
                                                   (partial transfer)                             A partial transfer
                                                                                                  to Goodyear
                                                                                                  Engineered
                                                                                                  Products Canada
                                                                                                  Inc. was
                                                                                                  registered on
                                                                                                  December 11, 2006.

                                                                                 COLLATERAL
                                                                               CLASSIFICATION/                         REGISTRATION
                                                                              FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
        SECURED PARTY                FILE NUMBER     REGISTRATION NUMBER         STATEMENT           DESCRIPTION          (YEARS)
----------------------------------   -----------   -----------------------   ------------------   ------------------   -------------
Wilmington Trust Company             613947906     20050406 1012 1590 6620   Inventory,           A partial transfer   5 years
                                                                             Accounts, Other      to Goodyear
                                                   20061211 0852 1590 6757                        Engineered           Expiry:
                                                   (partial transfer)                             Products Canada      April 6, 2010
                                                                                                  Inc. was
                                                                                                  registered on
                                                                                                  December 11, 2006.

JPMorgan Chase Bank, N.A.            613760868     20050331 0922 1590 6330   Inventory,           A partial transfer   5 years
                                                                             Accounts, Other      to Goodyear
                                                   20061211 0850 1590 6755                        Engineered           Expiry:
                                                   (partial transfer)                             Products Canada      March 31,
                                                                                                  Inc. was             2010
                                                                                                  registered on
                                                                                                  December 11, 2006.

JPMorgan Chase Bank, N.A.            608054499     20040811 1043 1590 5932   Inventory,           An amendment was     5 years
                                                                             Accounts, Other      registered on
                                                   20050331 0923 1590 6332                        March 31, 2005 to     Expiry:
                                                   (amendment)                                    amend the secured    August 11,
                                                                                                  party's name and     2009
                                                                                                  address.
                                                   20061211 0849 1590 6754
                                                   (partial transfer)                             A partial transfer
                                                                                                  to Goodyear
                                                                                                  Engineered
                                                                                                  Products Canada
                                                                                                  Inc. was
                                                                                                  registered on
                                                                                                  December 11, 2006.

Wilmington Trust Company             603645984     20040309 1610 1590 9235   Inventory,           A partial transfer   10 years
                                                                             Accounts, Other      to Goodyear
                                                   20061211 0848 1590 6753                        Engineered           Expiry:
                                                   (partial transfer)                             Products Canada      March 9, 2014
                                                                                                  Inc. was
                                                                                                  registered on
                                                                                                  December 11, 2006.

JPMorgan Chase Bank, N.A.            892612728     20030320 1222 1590 3509   Inventory,           An amendment was     5 years
                                                                             Accounts, Other      registered on
                                                                                                  April 2, 2003 to
                                                   20030402 1428 1590 4137                        amend the            Expiry:
                                                   (amendment)                                    collateral           March 20,
                                                                                                  classification.      2008

                                                   20050331 0922 1590 6331                        An amendment was
                                                   (amendment)                                    registered on
                                                                                                  March

                                                                                COLLATERAL
                                                                              CLASSIFICATION/                         REGISTRATION
                                                                             FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
        SECURED PARTY               FILE NUMBER     REGISTRATION NUMBER         STATEMENT           DESCRIPTION          (YEARS)
----------------------------------  -----------   -----------------------   ------------------   ------------------   -------------
                                                                                                 31, 2005 to amend
                                                  20061211 0847 1590 6752                        the secured
                                                  (partial transfer)                             party's name and
                                                                                                 address.

                                                                                                 A partial transfer
                                                                                                 to Goodyear
                                                                                                 Engineered
                                                                                                 Products Canada
                                                                                                 Inc. was
                                                                                                 registered on
                                                                                                 December 11, 2006.

Dell Financial Services Canada      853437726     19990727 1434 1530 1387   Equipment,           A four-year          5 years plus
Limited                                                                     Accounts, Other      renewal was          4 year renewal
                                                                                                 registered on July
                                                  20030723 1443 8077 6760                        23, 2003.
                                                  (renewal)                                                           Expiry: July
                                                                                                 An amendment was     27, 2008
                                                                                                 registered on
                                                  20070206 1044 8077 8022                        February 6, 2007
                                                  (amendment)                                    to add Goodyear
                                                                                                 Engineered
                                                                                                 Products Canada
                                                                                                 Inc. as a debtor.

                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                  PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                   GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                    - LIST OF PPSA (ONTARIO) REGISTRATIONS
                       FILE CURRENCY DATE: APRIL 16, 2007

                                                                 COLLATERAL
                                                               CLASSIFICATION/                                    REGISTRATION
                                                               FINANCING CHANGE       GENERAL COLLATERAL             PERIOD
    SECURED PARTY       FILE NUMBER    REGISTRATION NUMBER         STATEMENT              DESCRIPTION                (YEARS)
----------------------  -----------  ------------------------  ----------------  -----------------------------  -------------------
Goodyear Canada Inc.     631622754    20061221 1238 1590 7531  Inventory,        No                             1 year
                                                               Equipment,
                                                               Accounts, Other,                                 Expiry:
                                                               Motor Vehicle                                    December 21, 2007
                                                               Included

PHH Vehicle Management   630611118   20061115 1440 1530 0963   Equipment, Other, All present and                5 years
Services Inc.                                                  Motor Vehicle     future motor
                                     20070416 1048 1529 2954   Included          vehicles (including,           Expiry:
                                     (amendment)                                 without limitation,            November 15, 2011
                                                                                 passenger automobiles,
                                                                                 vans, trucks, truck-tractors,
                                                                                 truck-trailers, truck-
                                                                                 chassis, and truck bodies),
                                                                                 automotive equipment
                                                                                 (including, without
                                                                                 limitation, trailers, boxes
                                                                                 and refrigeration units),
                                                                                 materials-handling equipment
                                                                                 and other goods (whether
                                                                                 similar or dissimilar to the
                                                                                 foregoing) leased from time
                                                                                 to time by the secured party
                                                                                 to the debtor, together with,
                                                                                 in each case, all present

                                                                 COLLATERAL
                                                               CLASSIFICATION/                                     REGISTRATION
                                                               FINANCING CHANGE       GENERAL COLLATERAL              PERIOD
    SECURED PARTY       FILE NUMBER    REGISTRATION NUMBER         STATEMENT              DESCRIPTION                 (YEARS)
----------------------  -----------  ------------------------  ----------------  -----------------------------  -------------------
                                                                                 and future parts,
                                                                                 attachments, accessories and
                                                                                 accessions attached thereto
                                                                                 or installed therein, and all
                                                                                 proceeds of or relating to
                                                                                 any of the foregoing.

                                                                                 An amendment was registered
                                                                                 on April 16, 2007 to add the
                                                                                 following motor vehicle
                                                                                 descriptions:

                                                                                 2007 Ford Explorer
                                                                                 VIN: 1FMEU73E87UA60665

                                                                                 2007 Ford Escape
                                                                                 VIN: 1FMYU93177KA58004

                                                                                 2001 Ford Taurus
                                                                                 VIN: 1FAFP53U21G159974

                                                                                 2004 Ford Taurus
                                                                                 VIN: 1FAFP53U44G153498

                                                                                 2004 Ford Taurus
                                                                                 VIN: 1FAFP53U24G156691

                                                                 COLLATERAL
                                                               CLASSIFICATION/                                     REGISTRATION
                                                               FINANCING CHANGE       GENERAL COLLATERAL              PERIOD
    SECURED PARTY       FILE NUMBER    REGISTRATION NUMBER         STATEMENT              DESCRIPTION                 (YEARS)
----------------------  -----------  ------------------------  ----------------  -----------------------------  -------------------
                                                                                 2004 Ford Freestar
                                                                                 VIN: 2FMZA55284BA70776

                                                                                 2004 Ford Explorer
                                                                                 VIN: 1FMZU72K74ZA79778

                                                                                 2005 Ford Escape
                                                                                 VIN: 1FMYU93165KD37618

                                                                                 2005 Ford Taurus
                                                                                 VIN: 1FAFP56U95A180051

                                                                                 2005 Ford Taurus
                                                                                 VIN: 1FAFP56U55A115679

                                                                                 2005 Ford Explorer
                                                                                 VIN: 1FMZU72K45UB41040

                                                                                 2006 Ford Escape
                                                                                 VIN: 1FMYU93196KA26315

                                                                 COLLATERAL
                                                               CLASSIFICATION/                                     REGISTRATION
                                                               FINANCING CHANGE       GENERAL COLLATERAL              PERIOD
    SECURED PARTY       FILE NUMBER    REGISTRATION NUMBER         STATEMENT              DESCRIPTION                 (YEARS)
----------------------  -----------  ------------------------  ----------------  -----------------------------  -------------------
                                                                                 2006 Ford Escape
                                                                                 VIN: 1FMYU93146KB05875

                                                                                 2006 Ford Escape
                                                                                 VIN: 1FMEU73E06UA18652

                                                                                 2006 Ford Taurus
                                                                                 VIN: 1FAFP56U16A185049

                                                                                 2006 Ford Escape
                                                                                 VIN: 1FMYU93116KC96672

                                                                                 1998 Ford Windstar
                                                                                 VIN: 2FMZA51U4WBD42671

JPMorgan Chase Bank,    630497736    20061109 1716 1590 5054  Inventory,        No                             5 years
N.A.                                                           Accounts, Other
                                                                                                                Expiry:
                                                                                                                November 9, 2011

Deutsche Bank Trust     630497754    20061109 1718 1590 5055   Inventory,        No                             5 years
Company Americas                                               Accounts, Other
                                                                                                                Expiry:
                                                                                                                November 9, 2011

                                                                 COLLATERAL
                                                               CLASSIFICATION/                                     REGISTRATION
                                                               FINANCING CHANGE       GENERAL COLLATERAL              PERIOD
    SECURED PARTY       FILE NUMBER    REGISTRATION NUMBER         STATEMENT              DESCRIPTION                 (YEARS)
----------------------  -----------  ------------------------  ----------------  -----------------------------  -------------------
Wilmington Trust        630497772    20061109 1720 1590 5056   Inventory,        No                             5 years
Company                                                        Accounts, Other
                                                                                                                Expiry:
                                                                                                                November 9, 2011

Deutsche Bank Trust     613947726    20050406 0953 1590 6619   Inventory,        An amendment was registered    5 years
Company Americas                                               Accounts, Other   on April 7, 2005 to amend the
                                     20050407 1041 1590 6690                     secured party's address.       Expiry:
                                     (amendment)                                                                April 6, 2010

                                     20061211 0851 1590 6756
                                     (partial transfer)                          A partial transfer to
                                                                                 Goodyear Engineered Products
                                                                                 Canada Inc. was registered on
                                                                                 December 11, 2006.

Wilmington Trust        613947906    20050406 1012 1590 6620   Inventory,        A partial transfer to          5 years
Company                                                        Accounts, Other   Goodyear Engineered Products
                                     20061211 0852 1590 6757                     Canada Inc. was registered on  Expiry:
                                     (partial transfer)                          December 11, 2006.             April 6, 2010

JPMorgan Chase Bank,    613760868    20050331 0922 1590 6330   Inventory,        A partial transfer to          5 years
N.A.                                                           Accounts, Other   Goodyear Engineered Products
                                     20061211 0850 1590 6755                     Canada Inc. was registered on  Expiry:
                                     (partial transfer)                          December 11, 2006.             March 31, 2010

JPMorgan Chase Bank,    608054499    20040811 1043 1590 5932   Inventory,        An amendment was registered    5 years
N.A.                                                           Accounts, Other   on March 31, 2005 to amend the
                                     20050331 0923 1590 6332                     secured party's name           Expiry:
                                     (amendment)                                 and address.                   August 11, 2009

                                     20061211 0849 1590 6754                     A partial transfer to
                                     (partial transfer)                          Goodyear Engineered

                                                                      COLLATERAL
                                                                    CLASSIFICATION/                                   REGISTRATION
                                                                    FINANCING CHANGE        GENERAL COLLATERAL          PERIOD
     SECURED PARTY        FILE NUMBER    REGISTRATION NUMBER           STATEMENT               DESCRIPTION              (YEARS)
------------------------  -----------  -----------------------  ----------------------  --------------------------  ----------------
                                                                                        Products Canada Inc. was
                                                                                        registered on December 11,
                                                                                        2006.

Wilmington Trust Company   603645984   20040309 1610 1590 9235  Inventory, Accounts,    A partial transfer to       10 years
                                                                Other                   Goodyear Engineered
                                                                                        Products Canada Inc. was    Expiry:
                                       20061211 0848 1590 6753                          registered on December 11,  March 9, 2014
                                       (partial transfer)                               2006.

JPMorgan Chase Bank, N.A.  892612728   20030320 1222 1590 3509  Inventory, Accounts,    An amendment was            5 years
                                                                Other                   registered on April 2,
                                                                                        2003 to amend the           Expiry:
                                       20030402 1428 1590 4137                          collateral classification.  March 20, 2008
                                       (amendment)

                                       20050331 0922 1590 6331                          An amendment was
                                       (amendment)                                      registered on March 31,
                                                                                        2005 to amend the secured
                                       20061211 0847 1590 6752                          party's name and address.
                                       (partial transfer)
                                                                                        A partial transfer to
                                                                                        Goodyear Engineered
                                                                                        Products Canada Inc. was
                                                                                        registered on December 11,
                                                                                        2006.

Dell Financial Services    853437726   19990727 1434 1530 1387  Equipment, Accounts,    A four-year renewal was     5 years plus 4
Canada Limited                                                  Other                   registered on July 23,      year renewal
                                                                                        2003.
                                       20030723 1443 8077 6760                                                      Expiry: July 27,
                                       (renewal)                                                                    2008

                                       20070206 1044 8077 8022                          An amendment was registered
                                       (amendment)                                      on February  6, 2007 to add
                                                                                        Goodyear Engineered
                                                                                        Products Canada Inc. as a
                                                                                        debtor.

    GOODYEAR CANADA INC. - LIST OF PPSA (PRINCE EDWARD ISLAND) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                                REGISTRATION
     DEBTOR               SECURED PARTY            NUMBER                      COLLATERAL DESCRIPTION                   EXPIRY
-------------------    -------------------   ---------------------   --------------------------------------------  ----------------
Goodyear Canada Inc.   PHH Vehicle           3301                    All present and future motor vehicles         April 27, 2008
                       Management Services   901389 (renewal)        (including, without  limitation, passenger
                       Inc.                  1118445 (amendment)     automobiles, trucks, truck tractors, truck
                                                                     trailers, truck chassis or truck bodies),
                                                                     automotive equipment (including, without
                                                                     limitation, trailers, boxes and
                                                                     refrigeration units) and materials-handling
                                                                     equipment leased from time to time by the
                                                                     secured party to the debtor, together with
                                                                     all present and future attachments,
                                                                     accessions, appurtenances, accessories and
                                                                     replacement parts, and all proceeds of or
                                                                     relating to any of the foregoing.

         GOODYEAR ENGINEERED PRODUCTS CANADA INC. PRODUITS D'INGENIERIE
                              GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS  D'INGENIERIE GOODYEAR CANADA INC.
     PRODUITS D'INGENIERIE GOODYEAR CANADA INC. GOODYEAR ENGINEERED PRODUCTS
                                   CANADA INC.
               - LIST OF PPSA (PRINCE EDWARD ISLAND) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                                REGISTRATION
     DEBTOR               SECURED PARTY            NUMBER                      COLLATERAL DESCRIPTION                   EXPIRY
-------------------    -------------------   ---------------------   --------------------------------------------- ----------------
Goodyear Engineered    PHH Vehicle           1707157                 All present and future motor vehicles         November 15, 2011
Products Canada Inc.   Management Services                           (including, without limitation,
                       Inc.                                          passenger automobiles, vans, trucks,
                                                                     truck-tractors, truck-trailers,
Produits D'Ingenierie                                                truck-chassis and truck bodies),
Goodyear Canada Inc.                                                 automotive equipment (including,
                                                                     without limitation, trailers, boxes
Goodyear Engineered                                                  and refrigeration units), materials-
Products Canada Inc./                                                handling equipment and other goods
Produits D'Ingenierie                                                (whether similar or dissimilar to the
Goodyear Canada Inc.                                                 foregoing) leased from time to time by
                                                                     the Secured Party to the Debtor, together
Produits D'Ingenierie                                                with in each case, all present and future
Goodyear Canada Inc./                                                parts, attachments, accessories and
Goodyear Engineered                                                  accessions attached thereto or installed
Products Canada Inc.                                                 therein, all proceeds (as defined below)
                                                                     of or relating to any of the foregoing.
                                                                     Proceeds: All proceeds of any of the above
                                                                     collateral in any form (including, without
                                                                     limitation, goods, documents of title,
                                                                     chattel paper, securities, instruments,
                                                                     money and intangibles (as each such term
                                                                     is defined in the Personal Property
                                                                     Security Act)) derived directly of
                                                                     indirectly from any dealing with any of the
                                                                     above collateral or any proceeds therof.

        GOODYEAR CANADA INC. - LIST OF PPSA (SASKATCHEWAN) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                                  REGISTRATION
     DEBTOR                 SECURED PARTY            NUMBER                    COLLATERAL DESCRIPTION                  EXPIRY
--------------------   -----------------------  -----------------   -------------------------------------------   -----------------
Goodyear Canada Inc.   Dell Financial Services  113939502           See search for description.                   July 27, 2008
                       Canada Limited

Goodyear Canada Inc.   Neon Products            117366646           One (1) 25'x5' double face display, and one   May 19, 2013
                                                                    (1) 12'x3' double face display.

Goodyear Canada Inc.   Neon Products            117367189           One (1) 18'x5' double face display            June 18, 2013

Goodyear Canada Inc.   Neon Products            117367448           One (1) 25'x5' double face display, and one   June 18, 2013
                                                                    (1) 12'x3' face display.

Goodyear Canada Inc.   Pattison Sign Group      118557868           One (1) 24'x4" single face display.           June 30, 2012

Goodyear Canada Inc.   Pattison Sign Group      119034588           Signage as per contract LGY 101810 located    January 29, 2013
                                                                    at 11101 - 110th Street, North Battleford,
                                                                    SK S9A 3S8

Goodyear Canada Inc.   Pattison Sign Group, A   119614388           Signage as per contract LGY 101850 located    June 16, 2013
                       Division of Jim Pattison                     at Shaunavon Tire and Alignment, 486 Third
                       Industries Ltd.                              Avenue W. Shaunavon, SK

Goodyear Canada Inc.   PHH Vehicle              112273416           Motor vehicles (including, without            June 1, 2008
                       Management Services                          limitation, trucktractors, truck trailers,
                       Inc.                                         truck chassis or truck bodies),automotive
                                                                    equipment (including, without limitation,
                                                                    trailers, boxes and refridgeration units)
                                                                    and materials handling equipment leased by
                                                                    the Debtor from the Secured Party together
                                                                    with all attachments appurtenances,
                                                                    accessories or replacement parts. Proceeds
                                                                    "all of the debtors present and after
                                                                    acquired personal property including
                                                                    without limitation, goods, securities,
                                                                    instruments, documents of title, chattel
                                                                    paper, intangibles and money."

Goodyear Canada Inc.   Pattison Sign Group      117786838           One (1) 12'x3' single faced pylon display.    December 31, 2010

         GOODYEAR ENGINEERED PRODUCTS CANADA INC. PRODUITS D'INGENIERIE
                              GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS  D'INGENIERIE GOODYEAR CANADA INC.
         PRODUITS D'INGENIERIE GOODYEAR CANADA INC. GOODYEAR ENGINEERED
                              PRODUCTS CANADA INC.
                   - LIST OF PPSA (SASKATCHEWAN) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                                  REGISTRATION
     DEBTOR                 SECURED PARTY            NUMBER                   COLLATERAL DESCRIPTION                   EXPIRY
--------------------   -----------------------  -----------------  -------------------------------------------     -----------------
Goodyear Engineered    PHH Vehicle              300104354          All present and future motor vehicles           November 15, 2011
Products Canada Inc.   Management Services                         (including, without limitation, passenger
                       Inc.                                        automobiles, vans, trucks, truck-tractors,
                                                                   truck-trailers, truck-chassis and truck
Produits D'Ingenierie                                              bodies), automotive equipment (including,
Goodyear Canada Inc.                                               without limitation, trailers, boxes and
                                                                   refrigeration units), materials-handling
Goodyear Engineered                                                equipment and other goods (whether similar
Products Canada Inc./                                              or dissimilar to the foregoing) leased
Produits D'Ingenierie                                              from time to time by the Secured Party to
Goodyear Canada Inc.                                               the Debtor, together with in each case, all
                                                                   present and future parts, attachments,
Produits D'Ingenierie                                              accessories and accessions attached thereto
Goodyear Canada Inc./                                              or installed therein, all proceeds (as defined
Goodyear Engineered                                                below) of or relating to any of the
Products Canada Inc.                                               foregoing. Proceeds: All proceeds of any of
                                                                   the above collateral in any form (including,
                                                                   without limitation, goods, documents of title,
                                                                   chattel paper, securities, instruments,
                                                                   money and intangibles (as each such term
                                                                   is defined in the Personal Property
                                                                   Security Act)) derived directly of
                                                                   indirectly from any dealing with any of
                                                                   the above collateral or any proceeds
                                                                   thereof.

                                 QUEBEC SECURITY

            PART 1 - LIST OF MOVABLE HYPOTHECS & ASSIGNMENT OF CLAIMS

LEGEND:

NATURE OF SECURITY                               CHARGED ASSETS
MH = Movable Hypothec without delivery           G = General Movable Property   A1, A2 - Assignment
MHwt = Movable Hypothec with delivery            AR = Accounts Receivable       AS1.AS2 - Assumption of Hypothec
FH = Floating Hypothec                           I = Inventory                  C1, C2 - Cession of rank
LHL = Legal Hypothec of Landlord (renewal of     E = Equipment                  ChN1,ChN2 - Change of name
Landlord Privilege)
LHJ = Legal Hypothec resulting from a Judgment   IP = Intellectual Property     M1, M2 - Modification of a published right
LHS = Legal Hypothec of State or of a legal      S = Securities                 P1, P2 - Prior Notice of Intention to exercise a
person established in the public interest                                       Right

THE "REF. NO. " BELOW ARE FOR REFERENCE PURPOSES ONLY AND ARE NOT INTENDED TO INDICATE RANTING OF THE SECURITY.

                               DATE OF    EXPIRY DATE OF
 REF.                       REGISTRATION   REGISTRATION   NATURE OF                                   AMOUNT       REGISTRATION
 NO.    SECURED CREDITOR       (Y-M-D)       (Y-M-D)      SECURITY     CHARGED ASSETS & COMMENTS      (CDN.$)         NUMBER
-----  -------------------  ------------  --------------  ---------  ----------------------------  -------------  ---------------
 1.    JPMorgan Chase Bank   2004-08-27    2014-08-27        MH      All intellectual and similar  1,200,000,000  04-0503625-0002 property of every kind and
                                                                     nature now owned or
                                                                     hereafter acquired by the
                                                                     Grantor, including
                                                                     inventions, industrial
                                                                     designs, patents,
                                                                     copyrights, licenses,
                                                                     "Trademarks" (as defined in
                                                                     the registration) along with
                                                                     all additions, improvements
                                                                     and accessions related
                                                                     thereto, books and records
                                                                     related therewith and all
                                                                     proceeds related therefrom
                                                                     The hypothec is granted to
                                                                     secure payment of bonds or
                                                                     other titles of indebtedness
                                                                     (C.c.Q. art. 2692)

 2.    JPMorgan Chase Bank   2004-08-17    2014-08-17        MH      The 25% collateral bond       1,200,000,000  04-0482390-0003
                                                                     bearing certificate number
                                                                     1, dated August 17, 2004 in
                                                                     the principal amount of
                                                                     $1,000,000,000.00 registered
                                                                     in the name of JPMorgan
                                                                     Chase Bank in its capacity
                                                                     as custodian and agent,
                                                                     together

                               DATE OF    EXPIRY DATE OF
 REF.                       REGISTRATION   REGISTRATION   NATURE OF                                   AMOUNT       REGISTRATION
 NO.    SECURED CREDITOR       (Y-M-D)       (Y-M-D)      SECURITY     CHARGED ASSETS & COMMENTS      (CDN.$)         NUMBER
-----  -------------------  ------------  --------------  ---------  ----------------------------  -------------  ---------------
                                                                     with all renewals thereof,
                                                                     substitutions therefor,
                                                                     accretions thereto and all
                                                                     income and fruits therefrom.

 3.    JPMorgan Chase Bank   2004-08-17    2014-08-17       MHwt     The 25% collateral bond       1,200,000,000  04-0482390-0002
                                                                     bearing certificate number
                                                                     1, dated August 17, 2004 in
                                                                     the principal amount of
                                                                     $1,000,000,000.00 registered
                                                                     in the name of JPMorgan
                                                                     Chase Bank in its capacity
                                                                     as custodian and agent,
                                                                     together with all renewals
                                                                     thereof; substitutions
                                                                     therefor, accretions thereto
                                                                     and all income and fruits
                                                                     therefrom.

 4.    JPMorgan Chase Bank   2004-08-17    2014-08-17       MH       Claims, deposit accounts,     1,200,000,000  04-0482390-0001
                                                                     inventory, records,
                                                                     proceeds, insurance and all
                                                                     Canadian Intellectual
                                                                     Property Collateral
                                                                     consisting of Trademarks (as
                                                                     such capitalized terms are
                                                                     defined in the registration)
                                                                     Modification of a published
                                                                     right registered on
                                                                     2004-08-27 under #04-
                                                                     0503625-0001 to add the
                                                                     "Canadian Intellectual
                                                                     Property Collateral"
                                                                     The hypothec is granted to
                                                                     secure payment bonds or
                                                                     other titles of indebtedness
                                                                     (C.c.Q. art. 2692)

 5.    Wilmington Trust      2004-03-12    2014-03-12       MHwt      The 25% collateral bond      2,400,000,000  04-0136239-0004
       Company                                                       bearing certificate number
                                                                     1, dated March 12, 2004 in
                                                                     the principal amount of
                                                                     $2,000,000,000
                                                                     registeredin the name
                                                                     of Wilmington Trust
                                                                     Company in its
                                                                     capacity as custodian
                                                                     and agent, together
                                                                     with all renewals
                                                                     therefor, accretions
                                                                     thereto and all income
                                                                     and thereof,
                                                                     substitutions fruits
                                                                     therefrom

 6.    Wilmington Trust      2004-03-12    2004-03-12       MH       Claims, deposits accounts,    2,400,000,000  04-0136239-0003
       Company                                                       inventory, records,
                                                                     proceeds, insurance
                                                                     and intellectual
                                                                     property, wherever
                                                                     situate, and all
                                                                     renewals, accretions,
                                                                     substtitutions and
                                                                     accession. The
                                                                     hypothec is granted to
                                                                     secure payment bonds
                                                                     or other titles of
                                                                     indebtedness (C.c.Q. art.
                                                                     2692)

                               DATE OF    EXPIRY DATE OF
 REF.                       REGISTRATION   REGISTRATION   NATURE OF                                      AMOUNT      REGISTRATION
 NO.    SECURED CREDITOR       (Y-M-D)       (Y-M-D)      SECURITY       CHARGED ASSETS & COMMENTS       (CDN.$)        NUMBER
-----  -------------------  ------------  --------------  ------------- ----------------------------  ------------- ---------------
 7.    Wilmington Trust      2004-03-12    2014-03-12          MH       The 25% collateral bond       2,400,000,000 04-0136239-002
       Company                                                          bearing certificate
                                                                        number 1, dated March
                                                                        12, 2004 in the
                                                                        principal amount of
                                                                        $2,000,000,000
                                                                        registered in the name
                                                                        of Wilmington Trust
                                                                        Company in its
                                                                        capacity as custodian
                                                                        and agent, together
                                                                        with all renewals
                                                                        thereof, substitutions
                                                                        therefor, accretions
                                                                        thereto and all income
                                                                        and fruits therefrom.

 8.    JPMorgan Chase Bank   2003-04-01    2013-04-01          MH       Claims, deposit accounts,     3,000,000,000 03-0146791-0003
                                                                        inventory, records,
                                                                        proceeds, insurance
                                                                        and intellectual
                                                                        propertywherever
                                                                        situate, and all
                                                                        renewals, accretions,
                                                                        substitutions and
                                                                        accession.
                                                                        The hypothec Is granted
                                                                        to secure payment of
                                                                        bonds or other titles
                                                                        of indebtedness
                                                                        (C.c.Q.) art. 2692)

 9.    JPMorgan Chase Bank   2003-04-01    2013-04-01          MH       The 25% collateral bond       2,500,000,000 03-0146791-0002
                                                                        bearing certificate number
                                                                        1, dated March 31, 2003 in
                                                                        the principal amount of
                                                                        $2,500,000,000 registered in
                                                                        the name of JPMorgan Chase
                                                                        Bank in its capacity as
                                                                        custodian and agent,
                                                                        together with all renewals
                                                                        thereof, substitutions
                                                                        therefor, accretions thereto
                                                                        and all income and fiuits
                                                                        therefrom.

 10.   JPMorgan Chase Bank   2003-04-01    2013-04-01         MHwt      The 25% collateral bond       2,500,000,000  03-0146791-0001
                                                                        bearing certificate number
                                                                        1, dated March 31, 2003 in
                                                                        me principal amount of
                                                                        $2,500,000,000 registered in
                                                                        the name of JPMorgan Chase
                                                                        Bank in its capacity as
                                                                        custodian and agent,
                                                                        together withall renewals
                                                                        thereof, substitutions
                                                                        therefor, accretions thereto
                                                                        and all income and fiuits
                                                                        therefrom.

 11.  Assignee: Bay Street   2001-08-16                  Assignment     The universality of all right,              01-0295871-0001
      Funding Trust                                      of a           title and interest in, to and
      Trustee: Montreal                                  universality   under (i) all Eligible
      Trust Company of                                   of claims      Receivables now existing and
      Canada                                             9see 2         all Eligible Receivables
                                                         Re-Assignments created hereafter
                                                         in             (collectively, the "Purchased

                               DATE OF    EXPIRY DATE OF
 REF.                       REGISTRATION   REGISTRATION   NATURE OF                                   AMOUNT       REGISTRATION
 NO.    SECURED CREDITOR       (Y-M-D)       (Y-M-D)      SECURITY     CHARGED ASSETS & COMMENTS      (CDN.$)         NUMBER
-----  -------------------  ------------  --------------  ---------  ----------------------------  -------------  ---------------
                                                          comments)  Receivables"), (ii) all
                                                                     Related Security with
                                                                     respect to such Purchased
                                                                     Receivables, and (iii) all
                                                                     Collections with respect to,
                                                                     and other proceeds of, such
                                                                     Purchased Receivables and
                                                                     Related Security.
                                                                     Rectification registered on
                                                                     2002-08-19 under
                                                                     #02-0363908-002 changing the
                                                                     name of the Assignee from
                                                                     Montreal Trust Company to
                                                                     Bay Street Funding Trust
                                                                     represented by Montreal
                                                                     Trust Company as Trustee.
                                                                     Modification of a published
                                                                     right registered on
                                                                     2002-08-21 under #02-036908
                                                                     1-0004 changing the Trustee
                                                                     from Montreal Trust Company
                                                                     to Montreal Trust Company of
                                                                     Canada. Re-Assignment of
                                                                     claims registered on
                                                                     2003-03-31
                                                                     under #03-0143807-0001 -
                                                                     Assignor: Bay Street Funding
                                                                     Trust, Assignee: Goodyear
                                                                     Canada Inc. (see following
                                                                     Re- Assignment).
                                                                     Re-Assignment of claims
                                                                     registered on 2003-03-31
                                                                     under #03-0144491-0001 -
                                                                     Assignor. Bay Street Funding
                                                                     Trust, Assignee: Goodyear
                                                                     Canada Inc. - This
                                                                     registration is intended to
                                                                     replace registration
                                                                     #03-0143807-0001 which had
                                                                     an erroneous description of
                                                                     the property.

   12. Assignor:             1994-06-29                   Re-        All of the right, title and                  94-0073963-0001
       Canadian                                           assignment interest which the
       Imperial Bank                                      of a       Re-Assignor has or may
       of Commerce                                        universa-  have as and from June 14,
                                                          lity       1994 in, to and under a
                                                          of claims  General Assignment of Book
                                                                     Debts made by the Re-
                                                                     Assignee on March 6, 1986
                                                                     and registered at the
                                                                     Registry Office for the
                                                                     registration division of
                                                                     Quebec on March 10, 1986
                                                                     under #1177852. This
                                                                     registration is made under
                                                                     Dunlop Tires (Canada) Ltd.

                                 QUEBEC SECURITY

                          PART II- LIST OF OTHER RIGHTS
LEGEND:

InstSale = Reservation of ownership (Instalment Sale)

RL       =    Rights under a Lease

RD       =    Rights of redemption

RO       =    Rights of ownership of the Lessor in a Leasing Contract

THE "REF. NO. " BELOW ARE FOR REFERENCE PURPOSES ONLY AND ARE NOT INTENDED TO INDICATE RANKING OF THE SECURITY.

                          DATE OF    EXPIRY DATE OF    NATURE OF
          SECURITY      REGISTRATION  REGISTRATION   RIGHT & DATE                                        AMOUNT     REGISTRATION
REF.       HOLDER         (Y-M-D)       (Y-M-D)         OF DEED              PROPERTY & COMMENTS         (CDN.$)       NUMBER
---- ------------------ ------------ -------------- --------------- ----------------------------------  --------- ---------------
  A.      Lessor        2004-12-21     2008-12-20   RO (2004-12-20)     Specific equipment with all        36
          (Cridit-                                                     attachments, accessories and     payments  04-0729644-0002
         bailleur):                                                     proceeds thereof including         of
            De                                                           insurance proceeds and          $674.22/
       Lage Laden                                                                indemnities              36mths
        Financial                                                                                         term
        Services
       Canada Inc.

  B.    Lessor: CSI     2004-12-20     2009-12-31   RL (2004-12-16)   Various computer equipment and        N/A   04-0726060-0001
         Leasing                                                    peripherals, which includes but is
        Canada Ltd.                                                  not limited to hardware and
                                                                       software, together with all
                                                                         attachments, accessories,
                                                                    accessions, repairs, replacements,
                                                                      substitutions, additions and
                                                                      improvements thereto leased to
                                                                       lessee pursuant to Equipment
                                                                    Schedule Six to Master Lease no.
                                                                    190760, and all proceeds thereof
                                                                    and rights of insurance payments
                                                                           related thereto

                        DATE OF    EXPIRY DATE OF    NATURE OF
         SECURITY     REGISTRATION REGISTRATION     RIGHT & DATE                                      AMOUNT          REGISTRATION
REF.      HOLDER        (Y-M-D)      (Y-M-D)         OF DEED            PROPERTY & COMMENTS           (CDN.$)            NUMBER
---- ---------------  ------------ -------------- ---------------  ----------------------------  ----------------  -----------------
 C.    Lesson CSI     2004-12-06   2010-11-30     RL (2004-12-03)   Various computer equipment         N/A          04-0701263-0003
        Leasing                                                        and peripherals, which
       Canada Ltd.                                                       includes but is not
                                                                     limited to hardware and
                                                                     software, together with
                                                                         all attachments,
                                                                     accessories, accessions,
                                                                      repairs, replacements,
                                                                     substitutions, additions
                                                                     and improvements thereto
                                                                    leased to lessee pursuant
                                                                    to Equipment Schedule Five
                                                                       to Master Lease no.
                                                                     190760, and all proceeds
                                                                      thereof and rights of
                                                                    insurance payments related
                                                                             thereto

 D.    Lessor: CSI    2004-11-15   2009-10-31     RL (2004-11-10)   Various computer equipment         N/A          04-0659568-0001
         Leasing                                                         and peripherals, which
       Canada Ltd,                                                   includes but is not limited
                                                                    to hardware and software,
                                                                        together with all
                                                                    attachments, accessories,
                                                                       accessions, repairs,
                                                                    replacements,substitutions,
                                                                    additions and improvements
                                                                     thereto leased to lessee
                                                                      pursuant to Equipment
                                                                     Schedule Four to Master
                                                                    Lease no. 190760, and all
                                                                       proceeds thereof and
                                                                       rights of insurance
                                                                     payments related thereto

 E.      Lessor.      2004-10-05   2007-10-05     RL (2004-10-05)     Specific equipment with      12 payments of   04-0580525-0006
         Danka                                                            all attachments,       $I230/36mthsterm
        Financial                                                      accessories and proceeds
        Services                                                           thereof including
          Inc.                                                           insurance proceeds and
                                                                           indemnities

 F.  Lessor (Cridit-  2004-09-28   2009-09-28     RO (no date)          Specific vehicle               N/A          04-0564879-0002
      baiOeur):GE                                                        including all
      Vehicle and                                                   attachments, accessories,
       Equipment                                                     additions, alterations
        Leasing                                                      and replacement parts
                                                                     together with all cash
                                                                      and non-cash proceeds

 G.      Lessor       2004-08-30   2009-08-30     RO (no date)           Specific vehicle              N/A          04-0506226-0002
        (Credit-                                                           including all
      bailleur): GE                                                        attachments,
         Vehicle                                                    accessories, additions,
         and                                                            alterations and
      Equipment                                                         replacement parts
        Leasing                                                      together with all cash
                                                                     and non-cash proceeds

                         DATE OF   EXPIRY DATE OF    NATURE OF
         SECURITY     REGISTRATION  REGISTRATION    RIGHT & DATE                                            AMOUNT     REGISTRATION
REF.      HOLDER        (Y-M-D)      (Y-M-D)          OF DEED                PROPERTY & COMMENTS            (CDN.$)       NUMBER
---- ---------------  ------------ -------------- ---------------  --------------------------------------  --------- ---------------
 H.   Lessor: CSI      2004-08-23   2009-05-31     RL(2004-06-24)     Specific equipment (including all       N/A    04-0492645-0001
        Leasing                                                    repairs, accessories and replacements)
      Canada Ltd.                                                  at the following respective locations:
                                                                   9091 Hemi Bourassa Boulevard Quest, St
                                                                   Laurent, Quebec H4S 1H9 (sic) and 2600
                                                                          Boul Monseigneur Langlois,
                                                                         Valleyfield, PQ J6S 506

 L     Lessor: Les     2004-07-21   2006-04-01    RL (2003-04-01)            Specific equipment               N/A    04-0429945-0005
        Chariots
       Elevateurs
       du Quebec
          Inc.

 J.    Lesson Les      2004-07-21   2006-10-01    RL (2003-10-01)           Specific equipment                N/A    04-0429945-0002
        Chariots
       Elevateurs
       du Quebec
          Inc.

 K.      Lessor        2004-04-21   2009-04-21    Ro (no date)       Specific vehicle and all attachments,    N/A    04-0224191-0003
        (Credit-                                                     accessories, additions, alterations
       bailleur):                                                  and replacement parts together with
       GE Vehicle                                                  all cash and non-cash proceeds of the
          and                                                                     vehicle
       Equipment
        Leasing

 L.    Lessor: CSI     2004-03-17   2009-04-30    RL (2004-03-10)        Various computer equipment and       N/A    04-0142990-0001
     Leasing Canada                                                   peripherals including without
          Ltd.                                                     limitation, hardware and software with
                                                                         all attachments, accessories,
                                                                    accessions, repairs, replacements,
                                                                        substitutions, additions and
                                                                   improvements thereto pursuant to
                                                                     Master Lease No. 190760 and all
                                                                   proceeds, accounts receivable, chattel
                                                                   paper, intangibles, documents of
                                                                   title, securities, rights of insurance
                                                                   payment relating thereto or resulting
                                                                                therefrom

 M.  Lessor (Credit-   2003-11-25   2008-11-21    RO (1992-11-20)   Specific vehicle and all attachments,     N/A    03-0630394-0004
      bailleur):GE                                                  accessories, additions, alterations
        Capital                                                    and replacement parts together with
      Vehicle and                                                  all cash and non-cash proceeds of the
       Equipment                                                   vehicle pursuant to the Lease Agreement
        Leasing                                                               dated Nov. 20 1992
          Inc.

 N.     Lessor:        2003-10-01   2009-03-29    RL (2003-09-29)   All items as defined and listed under    Leased  03-0522279-0001
         Pitney                                                               contract #371677               based
         Bowes                                                                                                 on
        Leasing                                                                                            25,589.70

 O.      Lesson        2003-08-22   2013-04-08    RL (2003-08-04)          Specific equipment                 N/A    03-0441069-0001
        Prodair
      Canada Ltce

                           DATE OF     EXPIRY DATE OF    NATURE OF
          SECURITY      REGISTRATION    REGISTRATION   RIGHT & DATE                                       AMOUNT   REGISTRATION
REF.       HOLDER          (Y-M-D)        (Y-M-D)         OF DEED             PROPERTY & COMMENTS         (CDN.$)     NUMBER
---- ------------------ ------------ ----------------- ------------   ----------------------------------- ------- ---------------
 P.    Lessor (Credit-   2003-07-28      2008-07-28    RO (no date)        Specific vehicle and all         N/A   03-0388939-0005
        bailleur):GE                                                       attachments, accessories,                   (Rl)
       Capital Vehicle                                                    additions, alterations and
        and Equipment                                                 replacement parts together with all
        Leasing Inc.                                                   cash and non-cash proceeds of the
                                                                                    vehicle

 Q.    Lessor (Credit-   2003-07-21      2008-07-18    RO (no date)        Specific vehicle and all         N/A   03-0372186-0001
        bailleur):GE                                                       attachments, accessories,
       Capital Vehicle                                                    additions, alterations and
        and Equipment                                                 replacement parts together with all
        Leasing Inc.                                                   cash and non-cash proceeds of the
                                                                                    vehicle

 R.        Lessor        2008-06-03     Vehicle and    RO (no date)        Specific vehicle and all         N/A   03-0279478-0002
     (Credit-ballleur):              Equipment Leasing                     attachments, accessories,                   (Rl)
         GE Capital                         Inc.                          additions, alterations and
         2003-06-03                                                   replacement parts together with all
                                                                       cash and non-cash proceeds of the
                                                                                    vehicle

 S.     Lessor: Xerox    2003-05-27      2008-05-26    RL (no date)      All present and future office      N/A   03-0263031-0002
       Canada Limited                                  (Global reg.    equipment leased on a conditional
                                                        C.c.Q. art.   sale or similar basis, or otherwise
                                                          2961.1)       financed by the secured party,
                                                                      whether or not manufactured by the
                                                                        secured parry or any affiliate
                                                                                    thereof

 T.    Lessor (Credit-   2003-05-14      2008-05-13    RO (no date)         Specific vehicle and all        N/A   03-0238209-0005
     baUkur): GE Capital                                                   attachments, accessories,                   (Rl)
         Vehicle and                                                      additions, alterations and
      Equipment Leasing                                               replacement parts together with all
            Inc.                                                       cash and non-cash proceeds of the
                                                                                    vehicle

 U.    Lessor (Crtdit-   2003-05-06      2008-05-05    RO (no date)        Specific vehicle and all         N/A   03-0216182-0005
        baUleur): GE                                                       attachments, accessories,                   (Rl)
       Capital Vehicle                                                    additions, alterations and
        and Equipment                                                  replacement parts together with all
        Leasing Inc.                                                   cash and non-cash proceeds of the
                                                                                    vehicle

 V.      Lessor: Les     2003-04-09     2005-11-25     RL (2002-11             Specific equipment           N/A   03-0163266-0012
     Chariots EWvateurs                                     -25)
       du Quebec Inc.

 w.      Lessor. Les      2003-0449      2006-04-01         RL                Specific equipment            N/A   03-0163266-0011
          Chariots                                     (2003-04-)1)
        E16valeurs du
         Qutbec Inc.

 X.    Lessor (Crtdit-   2003-03-27      2008-03-26         RO             Specific vehicle with all        N/A   03-0137020-0005
        baitleur):GE                                   (1992-11-20)        attachment, accessories,                    (Rl)
       Capital Vehicle                                                   replacement parts and proceeds
        and Equipment
        Leasing Inc.

                           DATE OF   EXPIRY DATE OF     NATURE OF
          SECURITY      REGISTRATION  REGISTRATION    RIGHT & DATE                                     AMOUNT    REGISTRATION
REF.       HOLDER          (Y-M-D)      (Y-M-D)         OF DEED             PROPERTY & COMMENTS        (CDN.S)      NUMBER
---- ------------------ ------------ -------------- --------------- ---------------------------------- ------- ---------------
 Y.        Lessor        2003-03-12    2006-03-11     RO (no date         Specific equipment The         N/A   03-0108919-0001
     (Credit-bailleur):                                indicated)       registration is made under
      Maxium Financial                                                   "Granford Manufacturing"
        Services Inc.

 Z.        Lessor        2003-01-13    2013-01-10   RO (2002-11-14)         Specific equipment           N/A   03-0011726-0005
     (Credit-bailleur):
     IBM Canada Limitee

AA.    Lessor (Credit-   2002-11-22    2012-11-23   RO (2002-11-08)     Specific equipment with all      N/A   02-0529320-0001
     bailleur): Hewlett                                              renewals, additions, service and
     -Packard (Canada)                                                accessories. Paragraph stating
             Cie                                                       that any exchanged equipment
                                                                     replaces the equipment stated in
                                                                    the description. Modification of a
                                                                       published right registered on
                                                                     2003-01-31 under#03-004558 1-0009
                                                                    stating that the list of equipment
                                                                               was modified.

BB.    Lessor (Credit-   2002-10-11    2012-10-11   RO (2002-08-13)         Specific equipment           N/A   02-0457221-0002
       bailleur): IBM
       Canada Limitfe

CC.    Lessor (Credit-   2002-09-10    2006-08-26   RO (2002-08-26)         Specific equipment           N/A   02-0399598-0001
         bailleur):
          Services
      Financiers CU Lt&

DD.    Lessor (Cridit-   2002-08-13    2012-08-12   RO (2001-07-03)         Specific equipment           N/A   02-0355212-0009
       bailleur): IBM
       Canada Limitee

EE.    Lessor (Credit-   2002-07-12    2007-07-11   RO (1992-11-20)      Specific vehicle with all       N/A   02-0301 548-0002
        bailleur): GE                                                    attachment, accessories,                    (Rl)
       Capital Vehicle                                                replacement parts and proceeds
        and Equipment
        Leasing Inc.

FF.    Lessor (Credit-   2002-06-06    2007-06-06   RO (1992-11-20)      Specific vehicle with all       N/A   02-0243150-0004
        bailleur):GE                                                     attachment, accessories,                   (Rl)
          Capital                                                     replacement parts and proceeds
        Vehicle and
      Equipment Leasing
            Inc.


GG.    Lessor (Credit-   2002-05-29    2007-05-29   RO (1992-11-20)      Specific vehicle with all       N/A   02-0227742-0001
        bailleur): GE                                                    attachment, accessories,                    (Rl)
       Capital Vehicle                                                replacement parts and proceeds
        and Equipment
        Leasing Inc.

                            DATE OF     EXPIRY DATE OF      NATURE OF
           SECURITY       REGISTRATION   REGISTRATION     RIGHT & DATE                                     AMOUNT   REGISTRATION
REF.        HOLDER          (Y-M-D)        (Y-M-D)          OF DEED             PROPERTY & COMMENTS       (CDN.S)      NUMBER
---- -------------------- ------------ ---------------- --------------- --------------------------------- ------- ---------------
HH.         Lessor         2002-01-25     2007-01-24    RO (1992-11-20)     Specific vehicles with all      N/A   02-0031762-0004
      (CrSdit-bailleur):                                                     attachment, accessories,                   (Rl)
      GE Capital Vehicle                                                  replacement parts and proceeds
        and Equipment
         Leasing Inc.
II.         Lessor         2001-11-28     2006-11-27    RO (1992-11-20)      Specific vehicle with all      N/A   01-0442189-0002
      (Credit-bailleur):                                                     attachment, accessories,                   (Rl)
      GE Capital Vehicle                                                  replacement parts and proceeds
        and Equipment
         Leasing Inc.
JJ.         Lessor         2001-11-26  2006-ll-23(ren'd RO (2001-02-15)    "Lease Agreement (operating)"    N/A   01-0436573-0002
      (Credit-bailleur):               from) 2004-11-23                  Renewal registered on 2004-10-28
        Nexcap Finance                                                   under #04-0623334-0004 to extend
         Corpopration                                                     the expiry date to 2006-1 1-23
KK.   Lessor: IBM Canada   2001-11-08     2011-10-30    RL (2000-12-20) Specific equipment and accessories  N/A   01-0412056-0011
           Limited
LL.   Lesson IBM Canada    2001-11-08     2011-10-29    RL (2000-12-28)         Specific equipment          N/A   01-0412056-0010
           Limitee
MM.         Lessor         2001-10-11     2006-10-10    RO (1992-11-20)      Specific vehicle with all      N/A   01-0372875-0006
      (Cridit-bailleur):                                                     attachment, accessories,                   (Rl)
      GE Capital Vehicle                                                  replacement parts and proceeds
        and Equipment
         Leasing Inc.
NN.         Lessor         2001-09-05     2006-09-04    RO (1992-11-20)      Specific vehicle with all      N/A   01-0320203-0001
     (Cr&lit-bailleur):GE                                                    attachment, accessories,                   (Rl)
     Capital Vehicle and                                                  replacement parts and proceeds
      Equipment Leasing
             Inc.
OO.         Lessor         2001-06-27    2006-06-26-    RO (1992-11-20)      Specific vehicle with all      W/A   01-0225560-0001
      (Credit-bailleur):                                                     attachment, accessories,                   (Rl)
      GE Capital Vehicle                                                  replacement parts and proceeds
        and Equipment
         Leasing Inc.
PP.         Lessor         2001-05-22     2006-05-22    RO (1992-11-20)      Specific vehicle with all      N/A   01-0173751-0005
      (Credit-bailleur):                                                     attachment, accessories,                   (Rl)
      GE Capital Vehicle                                                  replacement parts and proceeds
        and Equipment                                                      Addn'l Lessee: PH & H Canada
         Leasing Inc.

                          DATE OF    EXPIRY DATE OF    NATURE OF
          SECURITY      REGISTRATION  REGISTRATION   RIGHT & DATE                                          AMOUNT    REGISTRATION
REF.       HOLDER         (Y-M-D)       (Y-M-D)         OF DEED               PROPERTY & COMMENTS          (CDN.$)      NUMBER
---- ------------------ ------------ -------------- --------------- -------------------------------------- ------- -----------------
QQ.        Lessor        2001-05-17    2006-05-17   RO (2001-04-24)   Right, title and interest in and       N/A    01-0167004-0003
     (Crtdit-bailleur):                                                  to all computer and related
       MFP Financial                                                  equipment and general intangibles
       Services Ltd.                                                    under Master Equipment Lease
                                                                       between Lessor and Lessee
                                                                        including specifically described
                                                                           equipment with all parts,
                                                                           software, documentation,
                                                                          accessories, substitutions,
                                                                              replacements and

RR.        Lessor        2001-03-27    2005-06-22   RO (2001-03-23)    All movable property related to       N/A    01-0094419-0001
     (Credit-bailleur):                                               the phone system  supplied by Bell
         Corporation                                                               Canada.
     FinanciereTeletech

SS.       Lessor         2000-09-29    2005-09-29   RO (1992-11-20)    Specific equipment Addn'l Lessee:     N/A    00-0294592-0001
     (Credit-bailleur):                                                        PH & H Canada
      General Electric
      Capital Vehicle
       and Equipment
        Leasing Inc.

TT.       Lessee:        2000-09-18    2006-07-30   RL (1996-07-30)            Specific equipment            N/A    00-0278318-0073
         Prodair
     Canada Lt(pound)e

UU.        Lessor        2000-06-05    2005-07-17   RO (1999-02-16)    All movable property related to       N/A    00-0148851-0001
     (Credit-bailleur):                                                  the phone system supplied by
        Corporation                                                           Bell Canada.
     FinanciereTeletech

W.       Lesson Dell     2000-03-01    2008-07-28   RL (1999-07-23)     All Dell or Non-Dell Computer        N/A    00-0049309-0003
          Financial                    ren'd from                     equipment and peripherals together
          Services                     2005-02-28                        with all additions, accessions
           Canada                                                        and replacements and proceeds
           Limited                                                        Renewal of the publication
                                                                        registered on 2003-07-24 under
                                                                          #03-0380954-0001 extending
                                                                        the expiry date from 2005-02-28
                                                                                 to 2009-02-28

                          DATE OF    EXPIRY DATE OF    NATURE OF
          SECURITY      REGISTRATION  REGISTRATION   RIGHT & DATE                                          AMOUNT    REGISTRATION
REF.       HOLDER         (Y-M-D)       (Y-M-D)         OF DEED               PROPERTY & COMMENTS          (CDN.$)      NUMBER
---- ------------------ ------------ -------------- --------------- -------------------------------------- ------- -----------------
ww.        Lessor        2000-01-05    2010-01-04   RO (1987-04-03)       All present and future motor       N/A    00-0000526-0001
     (Credit-bailleur):                                              vehicles, automotive equipment, and
        PHH Vehicle                                                      materials-handling equipment
         Management                                                     leased fiom the Lessor to the
       Services Inc.                                                  Lessee, together with all present
                                                                      and future attachments, accessions,
                                                                         accessories, replacement parts
                                                                                and proceeds.

                                                                             "Inscription globale"
                                                                               (CCQ art 2961.1)

                                                                        Assignment of rights registered
                                                                     on 2000-09-14 under #00-0274576-0001
                                                                       -Assignor: PHH Vehicle Management
                                                                        Services Inc., Assignee: Leaf
                                                                         Trust, c/o Canadian Imperial
                                                                         Bank of Commerce, Trustee: TD
                                                                                Trust Company

                                                                      Assignment of rights registered on
                                                                      2000-09-14 under #00-0274576- 0004
                                                                        -Assignor PHH Vehicle Management
                                                                     Services Inc., Assignee: Leaf Trust,
                                                                        c/o Canadian Imperial Bank of
                                                                      Commerce, Trustee: TD Trust Company

                                                                      Assignment of rights registered on
                                                                      2000-09-14 under #00-0274576- 0002
                                                                      -- Assignor: PHH Vehicle Management
                                                                     Services Inc., Assignee: Leaf Trust,
                                                                        c/o Canadian Imperial Bank of
                                                                      Commerce, Trustee: TD Trust Company

                          DATE OF    EXPIRY DATE OF    NATURE OF
          SECURITY      REGISTRATION  REGISTRATION   RIGHT & DATE                                          AMOUNT    REGISTRATION
REF.       HOLDER         (Y-M-D)       (Y-M-D)         OF DEED               PROPERTY & COMMENTS          (CDN.$)      NUMBER
---- ------------------ ------------ -------------- --------------- -------------------------------------- ------- -----------------
                                                                      Assignment of rights registered on
                                                                      2000-09-14 under #00-0274576- 0003
                                                                       -Assignor: PHH Vehicle Management
                                                                     Services Inc., Assignee: Leaf Trust,
                                                                        c/o Canadian Imperial Bank of
                                                                      Commerce, Trustee: TD Trust Company

                                                                      Assignment of rights registered on
                                                                      2002-09-11 under #02-0400420- 0001
                                                                       -Assignor. PHH Vehicle Management
                                                                      Services Inc., Assignee: Leaf Trust,
                                                                         c/o Canadian Imperial Bank of
                                                                      Commerce, Trustee: The Canada Trust
                                                                    Company -- Assignment of specifically
                                                                               described vehicle

                                                                      Assignment of rights registered on
                                                                       2003-02-14 under #03-0069129- 0001
                                                                       -Assignor: PHH Vehicle Management
                                                                      Services Inc., Assignee: Leaf Trust,
                                                                    c/o Canadian Imperial Bank of Commerce,
                                                                     Trustee: The Canada Trust Company --
                                                                      Assignment of specifically described
                                                                                    vehicles

                          DATE OF    EXPIRY DATE OF    NATURE OF
          SECURITY      REGISTRATION  REGISTRATION   RIGHT & DATE                                          AMOUNT    REGISTRATION
REF.       HOLDER         (Y-M-D)       (Y-M-D)         OF DEED               PROPERTY & COMMENTS          (CDN.$)      NUMBER
---- ------------------ ------------ -------------- --------------- -------------------------------------- ------- -----------------
                                                                      Assignment of rights registered on
                                                                      2003-02-14 under #03-0069266- 0001
                                                                       -Assignor. PHH Vehicle Management
                                                                        Services Inc., Assignee: Leaf
                                                                       Trust, c/o Canadian Imperial Bank
                                                                       of Commerce, Trustee: The Canada
                                                                        Trust Company -- Assignment of
                                                                        specifically described vehicles

                                                                      Assignment of rights registered on
                                                                      2003-04-09 under #03-0165239- 0001
                                                                       -Assignor: PHH Vehicle Management
                                                                      Services Inc., Assignee: Leaf Trust,
                                                                         c/o Canadian Imperial Bank of
                                                                      Commerce, Trustee: The Canada Trust
                                                                    Company -- Assignment of specifically
                                                                              described vehicles

                                                                      Assignment of rights registered on
                                                                      2003-05-06 under #03-0218201- 0001
                                                                       -Assignor: PHH Vehicle Management
                                                                     Services Inc., Assignee: Leaf Trust,
                                                                        c/o Canadian Imperial Bank of
                                                                      Commerce, Trustee: The Canada Trust
                                                                     Company -- Assignment of specifically
                                                                               described vehicles

                          DATE OF    EXPIRY DATE OF    NATURE OF
          SECURITY      REGISTRATION  REGISTRATION   RIGHT & DATE                                          AMOUNT    REGISTRATION
REF.       HOLDER         (Y-M-D)       (Y-M-D)         OF DEED               PROPERTY & COMMENTS          (CDN.$)      NUMBER
---- ------------------ ------------ -------------- --------------- -------------------------------------- ------- -----------------
                                                                      Assignment of rights registered on
                                                                      2003-08-26 under #03-0443915- 0001
                                                                      -Assignor: PHH Vehicle Management
                                                                     Services Inc., Assignee: Leaf Trust,
                                                                        c/o Canadian Imperial Bank of
                                                                      Commerce, Trustee: The Canada Trust
                                                                    Company -- Assignment of specifically
                                                                               described vehicles

                                                                      Modification to a published right
                                                                       registered on 2003-09-05 under
                                                                       #03-0465017-0009 the change the
                                                                     Lessor's address Assignment of rights
                                                                        registered on 2003-10-07 under
                                                                       #03-0534159-0001 -Assignor: PHH
                                                                      Vehicle- Management Services Inc.,
                                                                      Assignee: Leaf Trust, c/o Canadian
                                                                      Imperial Bank of Commerce, Trustee:
                                                                    The Canada Trust Company -- Assignment
                                                                      of specifically described vehicles

                                                                      Assignment of rights registered on
                                                                         2004-01-09 under #04-0010213-
                                                                     0001-Assignor: PHH Vehicle Management
                                                                     Services Inc., Assignee: Leaf Trust,
                                                                         c/o Canadian Imperial Bank of
                                                                      Commerce, Trustee: The Canada Trust
                                                                     Company -- Assignment of specifically
                                                                               described vehicles

                          DATE OF    EXPIRY DATE OF    NATURE OF
          SECURITY      REGISTRATION  REGISTRATION   RIGHT & DATE                                          AMOUNT    REGISTRATION
REF.       HOLDER         (Y-M-D)       (Y-M-D)         OF DEED               PROPERTY & COMMENTS          (CDN.$)      NUMBER
---- ------------------ ------------ -------------- --------------- -------------------------------------- ------- -----------------
                                                                      Assignment of rights registered on
                                                                      2004-04-21 under#04-0224516- 0001
                                                                      -Assignor: PHH Vehicle Management
                                                                     Services Inc., Assignee: Leaf Trust,
                                                                        c/o Canadian Imperial Bank of
                                                                      Commerce, Trustee: The Canada Trust
                                                                     Company -- Assignment of specifically
                                                                            described vehicles

                                                                     Rectification to the aforementioned
                                                                       assignment (04-0224516-0001) to
                                                                         rectify the addresses in the
                                                                                registration

                                                                     Assignment of rights registered on
                                                                      2004-07-13 under #04-041 1245- 0001
                                                                      -Assignor: PHH Vehicle Management
                                                                     Services Inc., Assignee: Leaf Trust,
                                                                        c/o Canadian Imperial Bank of
                                                                      Commerce. Trustee: The Canada Trust
                                                                     Company -- Assignment of specifically
                                                                              described vehicles

                                                                      Assignment of rights registered on
                                                                      2004-07-14 under #04-0414378- 0001
                                                                      -Assignor: PHH Vehicle Management
                                                                     Services Inc., Assignee.: Leaf Trust,
                                                                    do Canadian Imperial Bank of Commerce,
                                                                     Trustee: The Canada Trust Company --
                                                                     Assignment of specifically described
                                                                                   vehicles

                          DATE OF    EXPIRY DATE OF    NATURE OF
          SECURITY      REGISTRATION  REGISTRATION   RIGHT & DATE                                          AMOUNT    REGISTRATION
REF.       HOLDER         (Y-M-D)       (Y-M-D)         OF DEED               PROPERTY & COMMENTS          (CDN.$)      NUMBER
---- ------------------ ------------ -------------- --------------- -------------------------------------- ------- -----------------
                                                                      Assignment of rights registered on
                                                                      2004-1 1-30 under #04-0687775- 0001
                                                                       -Assignor. PHH Vehicle Management
                                                                      Services Inc. c/o PHH Corporation;
                                                                      Assignee: Leaf Trust c/o Canadian
                                                                      Imperial Bank of Commerce; Trustee:
                                                                     The Canada. Trust Company -Assignment
                                                                      of specifically described vehicles

                                                                      Assignment of rights registered on
                                                                      2005-01-05 under #05-000 1345- 0001
                                                                       -Assignor PHH Vehicle Management
                                                                      Services Inc. do PHH Corporation;
                                                                       Assignee: Leaf Tiustc/o Canadian
                                                                      Imperial Bank of Commerce; Trustee:
                                                                     The Canada Trust Company - Assignment
                                                                      of specifically described vehicles

                                                                        Rectification (to registration
                                                                      #04-0411245-0001 above) registered
                                                                     on 2005-01-07 under #05-0006555- 0001
                                                                    to correct a registration number which
                                                                      should have read #00-0110610-0001
                                                                         instead of #03- 0374759-0006

                          DATE OF    EXPIRY DATE OF    NATURE OF
          SECURITY      REGISTRATION  REGISTRATION   RIGHT & DATE                                          AMOUNT    REGISTRATION
REF.       HOLDER         (Y-M-D)       (Y-M-D)         OF DEED               PROPERTY & COMMENTS          (CDN.$)      NUMBER
---- ------------------ ------------ -------------- --------------- -------------------------------------- ------- -----------------
                                                                       Rectification (to registration
                                                                     #05-0006555-0001 above) registered on
                                                                      2005-02-16 under #05-0081 700- 0001
                                                                            to correct an address

XX.       Lessor         1999-12-16    2004-09-16   RO (1992-11-20)          Specific vehicles               N/A    99-0223781-0001
       (CrMt-bailleur);                                                                                                   (Rl)
      General Electric                                                Reduction registered on 2001-10-02
      Capital Vehicle                                                 under #01 -0360010-0002 affecting
       and Equipment                                                            6 vehicles.
        Leasing Inc.
                                                                     Reduction registered on 2002-01-29
                                                                      under #02-0035293-0001 affecting 3
                                                                                   vehicles

YY.    Lessor (Credit    1999-12-13   2005-09-16    RO (1992-11-20)    Specific vehicles and accessory       N/A    99-0218990-0008
         Bailleur):                  (ren'd from)                                                                         (Rl)
      General Electric                2004-09-16                      Renewal of a registration registered
      Capital Vehicle                                                on 2004-08-24 under #04-0495692-004
       and Equipment                                                    to extend the expiry dated on
        Leasing Inc.                                                              2005-09-16

                          DATE OF    EXPIRY DATE OF    NATURE OF
          SECURITY      REGISTRATION  REGISTRATION   RIGHT & DATE                                          AMOUNT    REGISTRATION
REF.       HOLDER         (Y-M-D)       (Y-M-D)         OF DEED               PROPERTY & COMMENTS          (CDN.$)      NUMBER
---- ------------------ ------------ -------------- --------------- -------------------------------------- ------- -----------------
zz.        Lessor        1999-11-23    2005-11-10   RO (1999-11-10)           Specific equipment             N/A    99-0201774-0010
     (Credit-bailleur):
         Newcourt
       Financial Ltd.

AAA.        Lessor       1999-11-11    2005-11-09   RO (1990-11-10)     All movable property related         N/A    90-0191178-0012
     (CrtdU-bailleur):                                               to the phone system supplied by Bell
        Corporation                                                                 Canada.
        Financifere
         Teletech

                                                                       EXHIBIT A

                            FORM OF BORROWING REQUEST

JPMorgan Chase Bank, N.A.,
 as Administrative Agent
 for the Lenders referred to below
c/o Loan & Agency Services Group
1111 Fannin St., 10th Floor
Houston, Texas 77002

Attention:  Alice Telles

                                                                          [Date]

Ladies and Gentlemen:

      Reference is made to the Amended and Restated First Lien Credit Agreement dated as of April 20, 2007 (as amended, restated or otherwise modified and in effect on the date hereof, the "Credit Agreement"), among the undersigned, as Borrower, the Lenders party thereto, the Issuing Banks party thereto, Citicorp USA, Inc., as Syndication Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Borrowing Request and the Borrower hereby requests a Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Borrowing requested hereby:

      (A)   Aggregate amount of the requested Borrowing(1):___________________

      (B)   Date of Borrowing (which is a Business Day):___________________

      (C)   Interest rate basis (2):_____________________

      (D)   Interest Period (3):_________________________

----------
(1) Not less than $5,000,000 and an integral multiple of $1,000,000 (provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Total Commitment, or that is required to finance the reimbursement of an LC Disbursement).

(2)   Eurodollar Borrowing or ABR Borrowing.

(3) If the Borrowing is a Eurodollar Borrowing. Must comply with the definition of "Interest Period" and end not later than the Commitment Termination Date.

      (E) Location and number of Borrower's account to which proceeds of Borrowing are to be disbursed:______________________

      The Borrower hereby represents and warrants that the conditions specified in [paragraphs (1), (2) and (3) of Section 4.02(a)](4) [Section 4.02(b)](5) of the Credit Agreement are satisfied.

                                          Very truly yours,

                                          THE GOODYEAR TIRE & RUBBER COMPANY,

                                          by
                                             __________________________________
                                             Name:
                                             Title:

----------
(4) For any Borrowing (other than a conversion or continuation of an outstanding Borrowing and other than a Borrowing to reimburse an LC Disbursement made pursuant to Section 2.03(e)).

(5) For any Borrowing to reimburse an LC Disbursement made pursuant to Section 2.03(e).

                                                                       EXHIBIT B

                        FORM OF INTEREST ELECTION REQUEST

JPMorgan Chase Bank, N.A.,
  as Administrative Agent
  for the Lenders referred to below
Loan & Agency Services Group
1111 Fannin, 10th Floor
Houston, Texas 77002

Attention: Alice Telles

                                                                          [Date]

Ladies and Gentlemen:

      Reference is made to the Amended and Restated First Lien Credit Agreement dated as of April 20, 2007 (as amended, restated or otherwise modified and in effect on the date hereof, the "Credit Agreement"), among the undersigned, as Borrower, the Lenders party thereto, the Issuing Banks party thereto, Citicorp USA, Inc., as Syndication Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes an Interest Election Request and the Borrower hereby requests the conversion or continuation of a Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Borrowing to be converted or continued as requested hereby:

      (A)   Borrowing to which this request applies(1):
            _______________________________________________

      (B)   Principal amount of Borrowing to be converted/continued(2):
            ______________________________________________

      (C)   Effective date of election (which is a Business Day):
            ______________________________________________

      (D)   Interest rate basis of resulting Borrowing(s)(3):
            ______________________________________________

----------
(1)   Specify existing Type and last day of current Interest Period.

(2) If different options are being elected with respect to different portions of the Borrowing, indicate the portions thereof to be allocated to each resulting Borrowing. Each resulting Borrowing must be not less than $5,000,000 and an integral multiple of $1,000,000, except that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Total Commitment, or that is required to finance the reimbursement of an LC Disbursement.

      (E)   Interest Period of resulting Borrowing(s)(4):
            ______________________________________________

                                           Very truly yours,

                                           THE GOODYEAR TIRE & RUBBER COMPANY,

                                           by
                                              _______________________________
                                              Name:
                                              Title:

----------
(3)   Eurodollar Borrowing or ABR Borrowing.

(4) If the Borrowing is to be a Eurodollar Borrowing. Must comply with the definition of "Interest Period" and end not later than the Commitment Termination Date.

                                                                       EXHIBIT C

                                    [FORM OF]

                                 Promissory NOTE

$[            ]                                               New York, New York
                                                                  April 20, 2007

      FOR VALUE RECEIVED, the undersigned, THE GOODYEAR TIRE & RUBBER COMPANY, an Ohio corporation (the "Company"), hereby promises to pay to the order of
[                   ] (the "Lender") or its registered assigns, at the office of
JPMorgan Chase Bank, N.A. (the "Administrative Agent") at 270 Park Avenue, New York, New York 10017, on the Commitment Termination Date (as defined in the Amended and Restated First Lien Credit Agreement dated as of April 20, 2007 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Company, the Lenders party thereto, the Issuing Banks party thereto, Citicorp USA, Inc., as Syndication Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent), the
lesser of (i) the principal sum of [                     ] ($[        ]) or (ii)
the aggregate unpaid principal amount of all Loans (as defined in the Credit Agreement) made to the Company by the Lender pursuant to the Credit Agreement in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on the dates provided in the Credit Agreement.

      The Company promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.

      The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

      All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof that shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of the Company under this Note.

      This Note is given subject to the provisions of the Credit Agreement, which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. This Note is entitled to the benefit of the Credit Agreement and is guaranteed and secured as provided therein and in the other Credit Documents (as defined in the Credit Agreement). This Note shall be governed by and construed in accordance with the laws of the State of New York.

                                            THE GOODYEAR TIRE & RUBBER COMPANY,

                                            by
                                              _________________________________
                                              Name:
                                              Title:

                               LOANS AND PAYMENTS

          Amount                                           Unpaid
       and Type of   Maturity                             Principal       Name of Person
Date      Loan         Date     Principal   Interest   Balance of Note   Making Notation

                                                                       EXHIBIT D

                                    [FORM OF]
                            ASSIGNMENT AND ASSUMPTION

      This Assignment and Assumption (the "Assignment and Assumption") is dated as of the effective date set forth below (the "Effective Date") and is entered into by and between the assignor identified below (the "Assignor") and the assignee identified below (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated First Lien Credit Agreement dated as of April 20, 2007, among The Goodyear Tire & Rubber Company, the Lenders party thereto, the Issuing Banks party thereto, Citicorp USA, Inc., as Syndication Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (as amended, restated or otherwise modified from time to time, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

      For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor's rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor (including any Letters of Credit and guarantees included therein) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

     Assignor: _____________________________________

     Assignee: _____________________________________
           and is an [Affiliate]/[Approved Fund] of [Identify Lender](1)

     Borrower(s):              The Goodyear Tire & Rubber Company

     Administrative Agent: JPMorgan Chase Bank, N.A., as the Administrative
      Agent under the Credit Agreement

     Assigned Interest:

                    Aggregate Amount of      Amount of       Percentage Assigned of
                   Commitment/Loans for   Commitment/Loans     Aggregate Amount of
                        all Lenders           Assigned          Commitment/Loans
                   --------------------   ----------------   ----------------------
Commitment/Loans   $                      $                   %

Effective Date: _________ __, 20_ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR].

      The Assignee (in the case an Assignee is not a Lender) agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Credit Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee's compliance procedures and applicable laws, including Federal and state securities laws.

----------
(1)   Select as applicable.

      The terms set forth in this Assignment and Assumption are hereby agreed to:

                                         [NAME OF ASSIGNOR], as Assignor,

                                         by

                                           __________________________________
                                           Name:
                                           Title:

                                         [NAME OF ASSIGNEE], as Assignee,

                                         by

                                           __________________________________
                                           Name:
                                           Title:

                                                               SIGNATURE PAGE TO
                                              THE GOODYEAR TIRE & RUBBER COMPANY
                                                       ASSIGNMENT AND ASSUMPTION

[Consented to and](2) Accepted:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Principal Issuing Bank(3),

by

  __________________________________
  Name:
  Title:

Consented to:(4)

THE GOODYEAR TIRE & RUBBER COMPANY,

by

  __________________________________
  Name:
  Title:

----------
(2) If the consent of the Administrative Agent is required by the terms of the Credit Agreement.

(3) Add or replace to reflect the Principal Issuing Banks under the Credit Agreement.

(4) If the consent of the Borrower is required by the terms of the Credit Agreement.

                                                                         ANNEX 1

                        STANDARD TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ASSUMPTION

      Representations and Warranties.

      1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance, or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

      1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder,
(iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Agents, the Assignor or any other Lender, and (v) attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of Section 2.14 of the Credit Agreement, duly completed and executed by the Assignee; (b) agrees that (i) it will, independently and without reliance on the Agents, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender and (iii) it will not book any Loan or hold any participation in any Letter of Credit or LC Disbursement at an Austrian branch or through an Austrian Affiliate and will comply with Section 9.18 of the Credit Agreement; and (c) appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under the Credit

Documents as are delegated to them by the terms thereof, together with such powers as are reasonably incidental thereto.

      2. Guarantee and Collateral Agreement. The Assignee, by executing and delivering this Assignment and Assumption, acknowledges receipt of a copy of the Guarantee and Collateral Agreement and approves and agrees to be bound by and to act in accordance with the terms and conditions of the Guarantee and Collateral Agreement and each other Security Document, specifically including (i) the provisions of Article VII of the Guarantee and Collateral Agreement (governing the exercise of remedies under the Security Documents and the distribution of proceeds realized from such exercise), (ii) the provisions of Articles IX and X of the Guarantee and Collateral Agreement (relating to the duties and responsibilities of the Collateral Agent thereunder and providing for the indemnification and the reimbursement of expenses of the Collateral Agent thereunder by the Lenders) and (iii) the provisions of Section 12.13 of the Guarantee and Collateral Agreement (providing for releases of Guarantees of and Collateral securing the Obligations).

      3. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

      4. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or other electronic image scan transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by and construed in accordance with the law of the State of New York.

                                                                     EXHIBIT E-1

                 FORM OF OPINION OF BORROWER'S OUTSIDE COUNSEL

                                                          April 20, 2007

The Lenders party to the Credit Agreement referred to below and
  JPMorgan Chase Bank, N.A.,
  as Administrative Agent
One Chase Manhattan Plaza
8th Floor
New York, New York 10081

                      Goodyear First Lien Credit Agreement

Ladies and Gentlemen:

      We have acted as counsel to The Goodyear Tire & Rubber Company, an Ohio corporation (the "Company"), and each of the entities listed on Exhibit A hereto (collectively, the "Subsidiary Guarantors") in connection with the Amended and Restated First Lien Credit Agreement, dated as of April 20, 2007 (the "Credit Agreement"), among the Company, certain lenders party thereto (the "Lenders"), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the "Collateral Agent"), and Citicorp USA, Inc., as syndication agent. This opinion is delivered to you pursuant to Section 4.01(a)(i) of the Credit Agreement. Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Credit Agreement.

      We have reviewed (i) the Credit Agreement, (ii) the First Lien Guarantee and Collateral Agreement, dated as of April 8, 2005, among the Company, the Subsidiary Guarantors, the Grantors party thereto and identified on Exhibit B hereto (the "Grantors"), certain other Subsidiaries and the Collateral Agent, as reaffirmed and amended by the Reaffirmation Agreement, dated as of April 20, 2007, among the Company, the subsidiaries of the Company identified therein and the Collateral Agent (as so amended, the "Guarantee and Collateral Agreement"),
(iii) the Lenders Lien Subordination and Intercreditor Agreement (the "Lenders LSIA"), dated as of April 8, 2005, among JPMorgan Chase Bank, N.A., as collateral agent for the First Lien Secured Parties referred to therein, Deutsche Bank Trust Company Americas, as collateral agent for the Second Lien Secured Parties referred to therein, the Company and the subsidiaries of the Company named therein, (iv) the Lien Subordination and Intercreditor Agreement (the "LSIA"), dated as of March 12, 2004, among JPMorgan Chase Bank, N.A., as Credit Facilities Collateral Agent (as defined in the LSIA), Wilmington Trust Company, as Initial Junior Indebtedness Collateral Agent (as defined in the
LSIA), the Company and the subsidiaries of the Company named therein, (v) the Notice of Designation in respect of the Obligations, dated as of April 20, 2007 (the "Notice of Designation"), from the Company to JPMorgan Chase Bank, N.A., as Credit Facilities Collateral Agent, and

Wilmington Trust Company, as Initial Junior Indebtedness Collateral Agent, pursuant to the LSIA, (vi) the perfection certificate, dated April 20, 2007, delivered by the Company pursuant to Section 4.01(i)(i) of the Credit Agreement,
(vii) the financing statements filed in the State of Delaware, the State of Arizona, the State of Ohio and the State of California pursuant to the Guarantee and Collateral Agreement describing certain property of certain Grantors and naming such Grantors, respectively, as debtors, and the Collateral Agent, as secured party (the "Financing Statements"), (viii) the deposit account control agreements listed on Exhibit C hereto (the "Deposit Account Agreements") and
(ix) such corporate records, certificates and other documents, and such questions of law, as we have deemed necessary or appropriate for the purposes of this opinion. The agreements referred to in clauses (i), (ii), (iii) and (iv) are referred to in this opinion each as a "Document" and collectively as the "Documents."

      We have assumed that the Company, the Grantors and the Subsidiary Guarantors (each a "Credit Party" and collectively, the "Credit Parties"), other than the entities listed on Exhibit D hereto (each, a "Delaware Company" and collectively, the "Delaware Companies"), are each duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization and that each Credit Party, other than the Delaware Companies, has the power and authority to execute and deliver the Documents to which it is a party and to perform its obligations under such Documents. We have assumed further that each of the Credit Parties, other than the Delaware Companies, has duly authorized, executed and delivered the Documents to which it is a party. We have assumed further that the execution and delivery by each Credit Party, other than the Delaware Companies, of each Document to which such Credit Party is a party and the consummation of the transactions contemplated thereby do not breach or conflict with the provisions of such Credit Party's certificate of incorporation, certificate of formation, by-laws, limited liability company agreement or other organizational documents, as applicable. We have relied as to certain matters on information obtained from public officials, officers of the Company and its Subsidiaries and other sources that we believe to be responsible.

      We have assumed that the execution and delivery of the Documents by the Credit Parties and the performance by the Credit Parties of their obligations thereunder do not and will not (x) violate or contravene any judgment, order, decree or permit issued by any court, arbitrator or governmental or regulatory authority, (y) conflict with or result in the breach of, constitute a default under, or cause or permit any termination or any mandatory prepayment or acceleration under, any contract or other instrument binding on or affecting the Company or any subsidiary thereof or any of their respective properties or assets other than the agreements listed on Exhibit E hereto (such agreements listed on Exhibit E, the "Material Agreements"), or (z) result in the creation or imposition of any lien, charge or encumbrance (other than those created or imposed under the Documents) upon or with respect to any property or assets of the Company or any Subsidiary.

      We have assumed that all signatures are genuine, that all documents submitted to us as originals are authentic and that all copies of documents submitted to us conform to the originals. We have assumed further that each of the Secured Parties has duly authorized, executed and delivered the Documents to which it is a party and that each such Document is the valid and binding obligation of such Secured Party, enforceable against such Secured Party in accordance with its terms.

      Based upon the foregoing and subject to the qualifications and assumptions set forth below, we are of the opinion that:

      1. Each Delaware Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to execute and deliver the Documents to which it is a party, to consummate the transactions contemplated thereby and to perform its respective obligations thereunder. Each Delaware Company has duly authorized, executed and delivered the Documents to which it is a party.

      2. Each Document constitutes the valid and binding obligation of the Credit Parties party thereto, enforceable against each such Credit Party in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

      3. No consent, approval, authorization or other action by or filing with any governmental agency or instrumentality of the State of New York or the United States of America or under the Delaware General Corporation Law (the "DGCL") is required on the part of any Credit Party for the execution and delivery of any Document to which such Credit Party is a party or the consummation of the transactions contemplated thereby, except (i) those already obtained or made and (ii) such filings and other actions as are required to perfect the security interests and liens granted under the Documents and the other Credit Documents.

      4. The execution and delivery by each Credit Party of each Document to which such Credit Party is a party and the consummation of the transactions contemplated thereby do not (i) violate the DGCL or any New York State or Federal statute, law, rule or regulation to which such Credit Party is subject,
(ii) breach the provisions of, or cause a default under, any Material Agreement or (iii) in the case of each Delaware Company, breach the provisions of such Delaware Company's certificate of incorporation, certificate of formation, by-laws, limited liability company agreement or other organizational documents, as applicable.

      5. The Guarantee and Collateral Agreement creates in favor of the Collateral Agent for the benefit of the Collateral Agent and the Secured Parties party to the Credit Agreement a valid security interest in the Article 9 Collateral (as such term is defined in the Guarantee and Collateral Agreement), as security for the Obligations, to the extent that security interests in the
Article 9 Collateral can be created under Article 9 of the Uniform Commercial Code of the State of New York (the "NYUCC").

      6. The Guarantee and Collateral Agreement, together with the delivery to the Collateral Agent, in the State of New York, of the certificates evidencing pledged equity interests identified on Exhibit F (the "Pledged Securities"), create in favor of the Collateral Agent, as security for the Obligations, a perfected security interest under the NYUCC in each Grantor's rights in the Pledged Securities. Assuming that the Collateral Agent and each Secured Party acquired their respective interests in the Pledged Securities without notice of any adverse claim and that each Pledged Security is either in bearer form or in registered form, issued or endorsed by an effective endorsement in the name of the Collateral Agent or in blank, the Collateral Agent acquired its security interest in the Pledged Securities free of any adverse claim.

      7. The Guarantee and Collateral Agreement, together with the delivery to the Collateral Agent, in the State of New York, of the promissory notes evidencing Pledged Debt Securities (as defined in the Guarantee and Collateral Agreement) identified on Exhibit G hereto (the "Pledged Notes"), create in favor of the Collateral Agent, as security for the Obligations, a perfected security interest under the NYUCC in each Grantor's rights in the Pledged Notes. Assuming that the Collateral Agent took possession of the Pledged Notes in good faith and that none of the Collateral Agent or any Secured Party has knowledge that the security interest in favor of the Collateral Agent in the Pledged Notes violates the rights of any secured party, the security interest of the Collateral Agent in the Pledged Notes will be prior to any other security interest in the Pledged Notes created under Article 9 of the NYUCC.

      8. The Financing Statements filed in the office of the Secretary of State of Delaware, the office of the Secretary of State of Arizona, the office of the Secretary of State of Ohio and the office of the Secretary of State of California (the "Filing Offices") were in proper form for filing in such respective offices on the respective dates they were filed. The filing of each such Financing Statement in the applicable Filing Office was, on the respective dates they were filed, sufficient to perfect the security interest created in favor of the Collateral Agent for the benefit of the Secured Parties by the Guarantee and Collateral Agreement in the collateral described in such Financing Statement to the extent a security interest can be perfected in such collateral under Article 9 of the Uniform Commercial Code of the State of Delaware, Chapter 9 of the Uniform Commercial Code of the States of Arizona and Ohio and Division 9 of the Uniform Commercial Code of the State of California by filing a financing statement in the applicable Filing Office.

      9. The execution and delivery of the Deposit Account Agreements was sufficient to perfect the security interest of the Collateral Agent in each deposit account (as defined in Section 9-102 of the NYUCC) set forth in Exhibit A to each of the Deposit Account Agreements.

      10. The use of the proceeds from the Loans as described in the Credit Agreement will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

      11. The Company is not an "investment company" as defined in the Investment Company Act of 1940.

      12. Upon delivery of the Notice of Designation to the Collateral

Agents (as defined in the Notice of Designation), the Obligations shall be considered "Designated Senior Obligations" for the purposes of the LSIA.

      The foregoing opinion is subject to the following qualifications:

      (a) The enforceability of certain rights and remedies purported to be granted to the Lenders under the Documents may be limited by applicable law, but those limitations (exclusive of the matters referred to in the other qualifications set forth herein) do not make the rights and remedies afforded under the Documents inadequate for the practical realization of the principal benefits intended to be provided by the Documents.

      (b) We express no opinion as to (i) the ownership of or title to any property, or as to the adequacy of any description of any property, (ii) zoning, subdivision or other matters affecting the use, occupancy or operation of the Collateral, (iii) any security interest or lien, other than as specifically set forth in paragraphs 5 through 9 or (iv) the priority of any security interest or lien, other than as specifically set forth in paragraph 7.

      (c) We express no opinion as to the existence or adequacy of consideration received by any Subsidiary Guarantor in connection with such parties' obligations under the Guarantee and Collateral Agreement.

      (d) We express no opinion as to:

            (i) waivers of defenses, subrogation and related rights, rights to trial by jury, rights to object to venue, or other rights or benefits bestowed by operation of law;

            (ii) releases or waivers of unmatured claims or rights;

            (iii) indemnification, contribution, exculpation or provisions for the non-survival of representations, to the extent they purport to indemnify any party against, or release or limit any party's liability for, its own breach or failure to comply with statutory obligations, or to the extent such provisions are contrary to public policy;

            (iv) grants of powers of attorney or proxies;

            (v) provisions purporting to require a prevailing party in a dispute to pay attorneys' fees and expenses, or other costs, to a non-prevailing party;

            (vi) provisions for liquidated damages and penalties, penalty interest and interest on interest;

            (vii) provisions purporting to make a party's determination conclusive or permitting a party to act in its sole or absolute discretion;

            (viii) exclusive jurisdiction or venue provisions; and

            (ix) provisions purporting to supersede equitable principles, including, without limitation, provisions requiring amendments and waivers to be in writing and provisions making notices effective even if not actually received.

      (e) We express no opinion as to any right of setoff, netting, bankers lien or counterclaim or right to the application of property in the possession or control of any Secured Party.

      (f) Except as set forth in paragraph 11, we express no opinion as to any Federal or state securities or Blue Sky laws or as to any anti-fraud laws.

      (g) We express no opinion as to any tax laws, the Employee Retirement Income Security Act of 1974 or any rules or regulations thereunder.

      (h) We express no opinion as to the Federal Aviation Act of 1958, as amended from time to time and as re-codified in Title 49 of the United States Code.

      (i) We express no opinion as to any legal requirements applicable to any Secured Party.

      (j) Our opinions in paragraphs 3 and 4(i) above are limited to laws and regulations normally applicable to transactions of the type contemplated by the Documents and do not extend to laws or regulations relating to, or to licenses, permits, approvals and filings necessary for, the conduct of the business of the Company or any Subsidiary, or to any environmental laws or regulations.

      (k) We express no opinion as to the creation, legality, validity, binding effect or perfection of (i) any security interest to the extent limited by
Section 552 of the Federal Bankruptcy Code or (ii) any security interest in any right the assignment of which requires the consent of another person that has not been duly obtained.

      We are members of the bar of the State of New York. We do not purport to be experts in and do not express any opinion on any laws other than the law of the State of New York, the DGCL and the Federal law of the United States of America. Our opinion in paragraph 8 above is based solely on our review of
Article 9 of the Uniform Commercial Code of the State of Delaware, Chapter 9 of the Uniform Commercial Code of the States of Arizona and Ohio and Division 9 of the Uniform Commercial Code of the State of California, as reported by The LexisNexis Group pursuant to an online search performed on April 19, 2007.

      This opinion is given solely for your benefit and the benefit of each Person who becomes a Lender before May 11, 2007, as the result of an assignment by JPMorgan Chase Bank, N.A. or Citibank N.A. pursuant to the Credit Agreement of any of their respective Loans or Commitments, and may not be relied upon by any other Person without our written consent.

                                                Very truly yours,

                                                                       EXHIBIT A

                              Subsidiary Guarantors

1.    Belt Concepts of America, Inc. (Delaware)

2.    Celeron Corporation (Delaware)

3.    Cosmoflex, Inc. (Delaware)

4.    Dapper Tire Co., Inc. (California)

5.    Divested Companies Holding Company (Delaware)

6.    Divested Litchfield Park Properties, Inc. (Arizona)

7.    Goodyear Engineered Products International Inc. (Delaware)

8.    Goodyear Engineered Products Thailand Inc. (Delaware)

9.    Goodyear Farms, Inc. (Arizona)

10.   Goodyear International Corporation (Delaware)

11.   Goodyear Western Hemisphere Corporation (Delaware)

12.   The Kelly-Springfield Tire Corporation (Delaware)

13.   Wheel Assemblies Inc. (Delaware)

14.   Wingfoot Commercial Tire Systems, LLC (Ohio)

15.   Wingfoot Ventures Eight Inc. (Delaware)

                                                                       EXHIBIT B

                                    Grantors

1.    Belt Concepts of America, Inc. (Delaware)

2.    Cosmoflex, Inc. (Delaware)

3.    Dapper Tire Co., Inc. (California)

4.    Divested Companies Holding Company (Delaware)

5.    Divested Litchfield Park Properties, Inc. (Arizona)

6.    Goodyear Farms, Inc. (Arizona)

7.    Goodyear International Corporation (Delaware)

8.    The Goodyear Tire & Rubber Company (Ohio)

9.    The Kelly-Springfield Tire Corporation (Delaware)

10.   Wingfoot Commercial Tire Systems, LLC (Ohio)

11.   Wingfoot Ventures Eight Inc. (Delaware)

                                                                       EXHIBIT C

                           Deposit Account Agreements

1. Amended and Restated Blocked Account Control Agreement ("Shifting Control"), dated as of April 8, 2005, among the Company, JPMorgan Chase Bank, N.A., as Agent, Deutsche Bank Trust Company Americas, as Second Lien Agent, Wilmington Trust Company, as Junior Lien Agent, and JPMorgan Chase Bank, N.A., as Depositary.

2. Amended and Restated Lock-Box and Depository Agreement (with Activation), dated as of April 8, 2005, among the Company, JPMorgan Chase Bank, N.A., as Agent, Deutsche Bank Trust Company Americas, as Second Lien Agent, Wilmington Trust Company, as Junior Lien Agent, and Bank of America, N.A., as Bank.

3. Amended and Restated Lock-Box and Depository Agreement, dated as of April 8, 2005, among the Company, JPMorgan Chase Bank, N.A., as Agent, Deutsche Bank Trust Company Americas, as Second Lien Agent, Wilmington Trust Company, as Junior Lien Agent, and National City Bank, as Bank.

4. Amended and Restated Lock-Box and Depository Agreement, dated as of April 8, 2005, among Goodyear International Corporation, JPMorgan Chase Bank, N.A., as Agent, Deutsche Bank Trust Company Americas, as Second Lien Agent, Wilmington Trust Company, as Junior Lien Agent, and National City Bank, as Bank.

5. Amended and Restated Depository Agreement, dated as of April 8, 2005, among the Company, JPMorgan Chase Bank, N.A., as Agent, Deutsche Bank Trust Company Americas, as Second Lien Agent, Wilmington Trust Company, as Junior Lien Agent, and Citibank, N.A., as Depository Bank.

6. Amended and Restated Depository Agreement, dated as of April 8, 2005, among Goodyear International Corporation, JPMorgan Chase Bank, N.A., as Agent, Deutsche Bank Trust Company Americas, as Second Lien Agent, Wilmington Trust Company, as Junior Lien Agent, and Citibank, N.A., as Depository Bank.

7. Amended and Restated Multi-Party Lockbox Agreement, dated as of April 8, 2005, among the Company, JPMorgan Chase Bank, N.A., as Agent, Deutsche Bank Trust Company Americas, as Second Lien Agent, Wilmington Trust Company, as Junior Lien Agent, and The Northern Trust Company, as Bank.

8. Amended and Restated Deposit Account Control Agreement (with Future Notification), dated as of April 8, 2005, among Wachovia Bank, National Association, as Depository Bank, the Company, JPMorgan Chase Bank, N.A., as Agent, Deutsche Bank Trust Company Americas, as Second Lien Agent, and Wilmington Trust Company, as Junior Lien Agent.

                                                                       EXHIBIT D

                               Delaware Companies

1.    Belt Concepts of America, Inc. (Delaware)

2.    Celeron Corporation (Delaware)

3.    Cosmoflex, Inc. (Delaware)

4.    Divested Companies Holding Company (Delaware)

5.    Goodyear Engineered Products International Inc. (Delaware)

6.    Goodyear Engineered Products Thailand Inc. (Delaware)

7.    Goodyear International Corporation (Delaware)

8.    Goodyear Western Hemisphere Corporation (Delaware)

9.    The Kelly-Springfield Tire Corporation (Delaware)

10.   Wheel Assemblies Inc. (Delaware)

11.   Wingfoot Ventures Eight Inc. (Delaware)

                                                                       EXHIBIT E

                               Material Agreements

1. Indenture, dated as of March 15,1996, between the Company and JPMorgan Chase Bank, as Trustee, as supplemented on December 3, 1996 in respect of $250,000,000 principal amount of the Company's 6 5/8% Notes due 2006, March 11, 1998 in respect of $150,000,000 principal amount of the Company's 7% Notes due 2028, and March 17, 1998 in respect of $100,000,000 principal amount of the Company 6 3/8% Notes due 2008.

2. Indenture, dated March 1, 1999, between the Company and JPMorgan Chase Bank, as Trustee, as supplemented on March 14, 2000 in respect of $300,000,000 principal amount of the Company's 8 1/8% Notes due 2003 and $300,000,000 principal amount of the Company's 8 1/2% Notes due 2007 and on August 15, 2001, in respect of $650,000,000 principal amount of the Company's 7 6/7% Notes due 2011.

3. Umbrella Agreement, dated as of June 14, 1999 (and Amendment No. 1 dated as of January 1, 2003, Amendment No. 2 dated as of April 7, 2003, and Amendment No. 3 dated as of July 15, 2004), between the Company and Sumitomo Rubber Industries, Ltd.

4. Joint Venture Agreement for Europe, dated as of June 14, 1999 (and Amendment No. 1 dated as of September 1, 1999), among the Company, Goodyear S.A., a French corporation, Goodyear S.A., a Luxembourg corporation, Goodyear Canada Inc., Sumitomo Rubber Industries, Ltd., and Sumitomo Rubber Europe B.V.

5. Shareholders Agreement for the Europe JVC, dated as of June 14, 1999 (and Amendment No. 1 dated as of April 21, 2000, Amendment No. 2, dated as of July 15, 2004, and Amendment No. 3, dated as of August 30, 2005), among the Company, Goodyear S.A., a French corporation, Goodyear S.A., a Luxembourg corporation, Goodyear Canada Inc., and Sumitomo Rubber Industries, Ltd.

6. Indenture dated as of March 12, 2004, among the Company, the subsidiary guarantors thereunder and Wells Fargo Bank, N.A., as trustee, in respect of $400,000,000 principal amount of the Company's 11% Senior Secured Notes due 2011, and $250,000,000 principal amount of the Company's Senior Secured Floating Rate Notes due 2011.

7. Indenture dated as of July 2, 2004, among the Company and Wells Fargo Bank, N.A., as trustee, in respect of $350,000,000 principal amount of the Company's 4.00% Convertible Senior Notes due 2034.

8. Third Lien Credit Agreement, dated as of April 8, 2005, among the Company, the subsidiary guarantors party thereto, the Lenders party thereto and JP Morgan

      Chase Bank, N.A., as collateral agent.

9. Indenture, dated as of June 23, 2005 among Goodyear, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as trustee, in respect of $400,000,000 principal amount of the Company's 9% Senior Notes due 2015.

10 Indenture, dated as of November 21, 2006, among Goodyear, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as trustee, in respect of $500,000,000 principal amount of the Company's Senior Floating Rate Notes due 2009, and $500,000,000 principal amount of the Company's 8.625% Senior Notes due 2011.

                                                                       EXHIBIT F

                               Pledged Securities

1. Certificate number 8, dated March 28, 2003, evidencing ownership by The Goodyear Tire & Rubber Company of 25 shares of common stock of Dapper Tire Co., Inc.

2. Certificate number 9, dated March 28, 2003, evidencing ownership by The Goodyear Tire & Rubber Company of 50 shares of common stock of Dapper Tire Co., Inc.

3. Certificate number 1, dated December 16, 1987, evidencing ownership by The Goodyear Tire & Rubber Company of 100 shares of common stock of Divested Companies Holding Company.

4. Certificate number 69, dated March 28, 2003, evidencing ownership by The Goodyear Tire & Rubber Company of 1,000 shares of common stock of Goodyear Farms, Inc.

5. Certificate number 1, dated April 18, 1972, evidencing ownership by The Goodyear Tire & Rubber Company of 50 shares of common stock of Goodyear International Corporation.

6. Certificate number 2, dated July 11, 1929, evidencing ownership by The Goodyear Tire & Rubber Company of 100 shares of common stock of Goodyear International Corporation.

7. Certificate number 3, dated March 28, 2003, evidencing ownership by The Goodyear Tire & Rubber Company of 11 shares of common stock of Wingfoot Ventures Eight Inc.

8. Certificate number 2, dated March 28, 2003, evidencing ownership by The Goodyear Tire & Rubber Company of 100 shares of common stock of Belt Concepts of America, Inc.

9. Certificate number 4, dated March 28, 2003, evidencing ownership by Divested Companies Holding Company of 1,620 shares of common stock of Divested Litchfield Park Properties, Inc.

                                                                       EXHIBIT G

                                  Pledged Notes

1. Subordinated Promissory Note, dated December 21, 2001, in the principal amount of $8,100,000, from Eliokem, Inc. to the Company.

2. Second Amended and Restated Note, dated March 11, 2003, in the principal amount of $23,000,000, from T&WA, Inc. to the Company.

3. Second Amended Promissory Note, dated March 11, 2003, in the principal amount of $25,000,000, from T&WA, Inc. to the Company.

                                                                     EXHIBIT E-2

                     FORM OF OPINION OF THE GENERAL COUNSEL,
                       THE ASSOCIATE GENERAL COUNSEL OR AN
                     ASSISTANT GENERAL COUNSEL OF GOODYEAR

                                  SEE ATTACHED

                                                                  April 20, 2007

The Lenders party to the Credit Agreements referred to below and JPMorgan
 Chase Bank N.A., as Administrative Agent
One Chase Manhattan Plaza
8th Floor
New York, New York 10081

Ladies and Gentlemen:

      I am the Senior Vice President, General Counsel and Secretary of The Goodyear Tire & Rubber Company, an Ohio corporation (the "Company"), and am rendering the opinions set forth below in connection with (i) the Amended and Restated First Lien Credit Agreement, dated as of April 20, 2007 (the "First Lien Credit Agreement"), among the Company, certain lenders party thereto, certain issuing banks party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent ("JPMCB"). and Citicorp USA, Inc., as syndication agent, (ii) the Amended and Restated Second Lien Credit Agreement, dated as of April 20, 2007 (the "Second Lien Credit Agreement"), among the Company, certain lenders party thereto, Deutsche Bank Trust Company Americas, as collateral agent, and JPMCB, as administrative agent, (iii) the Amended and Restated Revolving Credit Agreement, dated as of April 20, 2007 (the "European Facilities Credit Agreement"), among the Company, Goodyear Dunlop Tires Europe B.V. (the "European J.V."), Goodyear Dunlop Tires Germany GmbH ("GTDG"). Goodyear GmbH & Co. KG ("'Goodyear KG"). Dunlop GmbH & Co. KG ("Dunlop KG") and Goodyear Luxembourg Tires SA ("Lux Tires" and, collectively together with the Company, Dunlop KG, Goodyear KG, GTDG and the European J.V., the "European Facilities Borrowers"), certain lenders party thereto, J.P. Morgan Europe Limited, as administrative agent, and JPMCB, as collateral agent. The First Lien Credit Agreement, the Second Lien Credit Agreement, and the European Facilities Credit Agreement are collectively referred to as the "Credit Agreements." This opinion is delivered to you pursuant to Section 4.01(a)(ii) of each of the First Lien Credit Agreement and the Second Lien Credit Agreement, and pursuant to
Section 4.01(b)(ii) of the European Facilities Credit Agreement.

      I have reviewed or caused to be reviewed (i) the Credit Agreements, (ii) the First Lien Guarantee and Collateral Agreement, dated as of April 8, 2005, among the

Company, the subsidiaries of the Company identified therein and JPMCB, as collateral agent, as reaffirmed and amended by the Reaffirmation Agreement, dated as of April 20, 2007, among the Company, the subsidiaries of the Company identified therein and JPMCB, as collateral agent, (iii) the Second Lien Guarantee and Collateral Agreement, dated as of April 8, 2005, among the Company, the subsidiaries of the Company identified therein and Deutsche Bank Trust Company Americas, as collateral agent ("DBTCA"). as reaffirmed and amended by the Reaffirmation Agreement, dated as of April 20, 2007, among the Company, the subsidiaries of the Company identified therein and DBTCA, as collateral agent (iv) the Collateral Agreement, dated as of March 12, 2004, among the Company, the subsidiaries of the Company identified therein and Wilmington Trust Company, as collateral agent, (v) the Accession Agreements, each of which is dated as of April 8, 2005, in respect of the Obligations (as defined under each Credit Agreement), (vi) the Master Guarantee and Collateral Agreement, dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005 and as further amended and restated as of April 20, 2007 (the "MGCA"), (vii) the perfection certificates, dated April 20, 2007, delivered by the Company pursuant to Section 4.01(i)(i) of each of the First Lien Credit Agreement and the Second Lien Credit Agreement, (viii) the mortgages identified on Exhibit C, (ix) the Lenders Lien Subordination and Intercreditor Agreement, dated as of April 8, 2005, among JPMCB, as collateral agent for the First Lien Secured Parties referred to therein, Deutsche Bank Trust Company Americas, as collateral agent for the Second Lien Secured Parties referred to therein, the Company and the subsidiaries of the Company named therein, (x) the Lien Subordination and Intercreditor Agreement, dated as of March 12, 2004 (the "LSIA"), among JPMCB, as Credit Facilities Collateral Agent (as defined therein), Wilmington Trust Company, as Initial Junior Indebtedness Collateral Agent (as defined therein), the Company and the subsidiaries of the Company named therein, (xi) the Notices of Designation in respect of the Obligations (as defined under each Credit Agreement) incurred under each Credit Agreement, from the Company to JPMCB, as Credit Facilities Collateral Agent (as defined in the LSIA), and Wilmington Trust Company, as Initial Junior Indebtedness Collateral Agent (as defined in the LSIA), (xii) the Amendment and Restatement Agreement, dated as of April 20, 2007 (the "Amendment Agreement"), in respect of the European Facilities Credit Agreement and the MGCA, (xiii) the Master Assignment and Acceptance, effective as of April 20, 2007, among the parties identified as assignors therein, JPMCB, as assignee, the Company and the European Facilities Borrowers, (xiv) the European Facilities Credit Agreement as in effect immediately prior to the effectiveness of the amendment and restatement thereof contemplated by the Amendment Agreement, and (xv) such corporate records, certificates and other documents, and such questions of law, as I have deemed necessary or appropriate for the purposes of this opinion. The agreements, documents and instruments referred to in clauses (i) through (xiv) are referred to in this opinion each as a "Document" and collectively as the "Documents." The Documents referred to in clauses (ii), (iii), (iv) and (vi) are referred to in this opinion collectively as the "Guarantee and Collateral Agreements".

      I have assumed that all signatures are genuine, that all documents submitted to me as originals are authentic and that all copies of documents submitted to me conform to the originals. I have assumed further that each of the Secured Parties (as defined under each of the Guarantee and Collateral Agreements) has duly authorized, executed and delivered the Documents to which it is a party and that each such Document is the valid and binding obligation of such Secured Party, enforceable against such Secured Party in accordance with its terms.

      Based upon the foregoing and subject to the qualifications and assumptions set forth below, I am of the opinion that:

      1. The Company, the Grantors identified on Exhibit A hereto and the Subsidiary Guarantors identified on Exhibit B hereto (each a "Credit Party" and together the "Credit Parties") are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization and that each Credit Party has the power and authority to execute and deliver the Documents to which it is a party and to consummate the transactions contemplated thereby.

      2. Each of the Credit Parties has duly authorized, executed and delivered the Documents to which it is a party.

      3. No consent, approval, authorization or other action by or filing with any governmental agency or instrumentality of the State of Ohio is required on the part of any Credit Party for the execution and delivery of any Document to which such Credit Party is a party or the consummation of the transactions contemplated thereby, except (i) those already obtained or made and (ii) such filings and other actions as are required to perfect the security interests and liens granted under the Documents and the other Credit Documents (as defined under each Credit Agreement).

      4. The execution and delivery by each Credit Party of each Document to which such Credit Party is a party and the consummation of the transactions contemplated thereby do not (i) violate any Ohio statute, law, rule or regulation to which such Credit Party is subject or (ii) breach the provisions of such Credit Party's certificate of incorporation, certificate of formation, by-laws, limited liability company agreement or other organizational documents, as applicable.

      The foregoing opinion is subject to the following qualifications.

      (a) I express no opinion as to any Federal or state securities or Blue Sky laws or as to any anti-fraud laws. I express no opinion as to compliance with Federal or state securities or Blue Sky laws upon a default or realization upon the Collateral (as defined under each of the Guarantee and Collateral Agreements) under any of the Guarantee and Collateral Agreements.

      (b) I express no opinion as to any tax laws or the Employee Retirement Income Security Act of 1974.

      (c) I express no opinion as to the Federal Aviation Act of 1958, as amended from time to time and as re-codified in Title 49 of the United States Code.

      In rendering the foregoing opinions, the examination of law referred to above has been limited to, and I express no opinions as to matters under or involving any laws other than, the laws of the State of Ohio.

      This opinion is given solely for your benefit and may not be relied upon by any other person without my written consent.

                                                 Very truly yours,

                                    Exhibit A

                                    Grantors

1.    Belt Concepts of America, Inc. (Delaware)

2.    Cosmoflex, Inc. (Delaware)

3.    Dapper Tire Co., Inc. (California)

4.    Divested Companies Holding Company (Delaware)

5.    Divested Litchfield Park Properties, Inc. (Arizona)

6.    Goodyear Farms, Inc. (Arizona)

7.    Goodyear International Corporation (Delaware)

8.    The Goodyear Tire & Rubber Company (Ohio)

9.    The Kelly-Springfield Tire Corporation (Delaware)

10.   Wingfoot Commercial Tire Systems, LLC (Ohio)

11.   Wingfoot Ventures Eight Inc. (Delaware)

                                    Exhibit B

                             Subsidiary Guarantors

1.    Belt Concepts of America, Inc. (Delaware)

2.    Celeron Corporation (Delaware)

3.    Cosmoflex, Inc. (Delaware)

4.    Dapper Tire Co., Inc. (California)

5.    Divested Companies Holding Company (Delaware)

6.    Divested Litchfield Park Properties, Inc. (Arizona)

7.    Goodyear Engineered Products International Inc. (Delaware)

8.    Goodyear Engineered Products Thailand Inc. (Delaware)

9.    Goodyear Farms, Inc. (Arizona)

10.   Goodyear International Corporation (Delaware)

11.   Goodyear Western Hemisphere Corporation (Delaware)

12.   The Kelly-Springfield Tire Corporation (Delaware)

13.   Wheel Assemblies Inc. (Delaware)

14.   Wingfoot Commercial Tire Systems, LLC (Ohio)

15.   Wingfoot Ventures Eight Inc. (Delaware)

                                    Exhibit C

                                    Mortgages

1. Amended and Restated First Priority Mortgage (With Power of Sale), Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to JPMorgan Chase Bank, N.A. regarding premises in Lawton, Oklahoma.

2. Amended and Restated First Priority Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to JPMorgan Chase Bank, N.A. regarding premises in Akron, Ohio.

3. Amended and Restated First Priority Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to JPMorgan Chase Bank, N.A. regarding premises in Topeka, Kansas.

4. Amended and Restated First Priority Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to JPMorgan Chase Bank, N.A. regarding premises in Gadsden, Alabama.

5. Amended and Restated First Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to Mark A. Rosser, as Trustee for the benefit of JPMorgan Chase Bank, N.A. regarding premises in Union City, Tennessee.

6. Amended and Restated First Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to James DeBoer, as Trustee for the benefit JPMorgan Chase BanK, N.A. regarding premises in Danville, Virginia.

7. Amended and Restated First Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Kelly-Springfield Tire Corporation to First American Title Insurance Company, as Trustee for the benefit of JPMorgan Chase Bank, N.A. regarding premises in Fayetteville, North Carolina.

8. Amended and Restated First Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to First American Title Insurance Company, as Trustee for the benefit of JPMorgan Chase Bank, N.A. regarding premises in Caswell County, North Carolina.

9. Amended and Restated Second Priority Mortgage (With Power of Sale), Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to Deutsche Bank Trust Company Americas regarding premises in, Lawton, Oklahoma.

10. Amended and Restated Second Priority Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of 20, 2007 from The Goodyear Tire & Rubber Company to Deutsche Bank Trust Company Americas regarding premises in Akron, Ohio.

11. Amended and Restated Second Priority Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of 20, 2007 from The Goodyear Tire & Rubber Company to Deutsche Bank Trust Company Americas regarding premises in Topeka, Kansas.

12. Amended and Restated Second Priority Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of 20, 2007 from The Goodyear Tire & Rubber Company to Deutsche Bank Trust Company Americas regarding premises in Gadsden, Alabama.

13. Amended and Restated Second Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to Mark A. Rosser, as Trustee for the benefit of Deutsche Bank Trust Company Americas regarding premises in Union City, Tennessee.

14. Amended and Restated Second Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to James DeBoer, as Trustee for the benefit of Deutsche Bank Trust Company Americas regarding premises in Danville, Virginia.

15. Amended and Restated Second Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Kelly-Springfield Tire Corporation to First American Title Insurance Company, as Trustee for the benefit of Deutsche Bank Trust Company Americas regarding premises in Fayetteville, North Carolina.

16. Amended and Restated Second Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to First American Title Insurance Company, as Trustee for the benefit of Deutsche Bank Trust Company Americas regarding premises Caswell County, North Carolina.

                                                                       EXHIBIT F
                                                                     Page 1 of 4

                         GOODYEAR TIRE & RUBBER COMPANY
                       FORM OF BORROWING BASE CERTIFICATE
                  FOR THE PERIOD ENDED _______________________
                                  ($ IN 000'S)

A.   Available accounts receivable (from page 2 of 4)                            $
                                                                                 =========

B.   Total Inventory (from page 3 of 4)                             $
                                                                    ==========

C.   Lower of:
     Effective Advance Rate (from page 4 of 4)                                %
                                                                    ==========

     Recovery Rate x 85% (based on most recent appraisal)                     %           %
                                                                    ==========   =========

D.   Available inventory (B*C)                                                   $
                                                                                 =========

E.   Borrowing Base  (lines A + D)                                               $
                                                                                 =========

F.   Lower of::
         Borrowing Base  (line E)                                   $
                                                                    ==========

         Revolving Credit Commitment                                $1,500,000   $
                                                                    ==========   =========

G.   Aggregate Revolving Credit loans outstanding                   $
                                                                    ==========

H.   Deposit Funded Facility Outstanding                            $
                                                                    ==========

I.   Aggregate outstanding credit (lines G +H)                                   $
                                                                                 =========

J.   Excess availability /(overadvance)  (line F minus line I)                   $
                                                                                 =========

* The Borrowing Base Certificate is to be accompanied by documentation outlined in Schedule 1 to Exhibit F

OFFICER'S CERTIFICATION:

Pursuant to the [Credit Agreement] dated as of [ENTER DATE], the undersigned certifies on behalf of the Borrower that the information provided in this Borrowing Base Certificate is accurate and complete in all material respects.

__________________________________________            __________________________
Signature & Title                                     Date

                         GOODYEAR TIRE & RUBBER COMPANY
                       FORM OF BORROWING BASE CERTIFICATE
                  FOR THE PERIOD ENDED _______________________
                                  ($ IN 000'S)

Calculation of available accounts receivable

                                                  NAT        GP      CANADA (US$)   WINGFOOT    TOTAL
                                                -------   -------    ------------   --------   -------
TOTAL  A/R  PER AGING                           $     -   $     -    $          -   $      -   $     -
                                                -------   -------    ------------   --------   -------
Less ineligibles:
   Unapplied cash                                     -         -               -          -         -
   No title                                           -         -               -          -         -
   >60 days past due                                  -         -               -          -         -
   Cross age @ 50%                                    -         -               -          -         -
   Bankruptcy                                         -         -               -          -         -
   Foreign                                            -         -               -          -         -
   Government                                         -         -               -          -         -
   Security deposits / progress payment               -         -               -          -         -
   No first lien                                      -         -               -          -         -
   Cash in advance                                    -         -               -          -         -
   Notes receivable                                   -         -               -          -         -
   Non trade                                          -         -               -          -         -
   Rent invoices                                      -         -               -          -         -
   Bill and hold                                      -         -               -          -         -
   Consignment invoices                               -         -               -          -         -
   Progress billing                                   -         -               -          -         -
   Affiliated / Intercompany                          -         -               -          -         -
   Disputes/Chargebacks                               -         -               -          -         -
   Contra accounts                                    -         -               -          -         -
   Extended terms                                     -         -               -          -         -
   Cash on delivery                                   -         -               -          -         -
   Concentration cap                                  -         -               -          -         -
   Credit reclass                                     -         -               -          -         -
   Other (per terms of the Credit Agreement)          -         -               -          -         -
                                                -------   -------    ------------   --------   -------
Total A/R ineligibles                                 -         -               -          -         -

Eligible Accounts Receivables
Less Accounts Receivable Reserves:
   Volume rebate reserves                             -         -               -          -         -
   Cash discount reserves                             -         -               -          -         -
   Federal excise taxes reserve                       -         -               -          -         -
   Warranty Reserve                                   -         -               -          -         -
                                                -------   -------    ------------   --------   -------
Eligible Accounts Receivables after reserves          -         -               -          -         -
Dilution Ratio (in excess of 5%)                       %         %               %          %         %
                                                -------   -------    ------------   --------   -------
Less: Dilution Reserve                                -         -               -          -         -

Adjusted Eligible Accounts Receivables                -         -               -          -         -
                                                -------   -------    ------------   --------   -------
Advance rate                                         85%       85%             85%        85%       85%
                                                -------   -------    ------------   --------   -------
AVAILABLE A/R                                   $     -   $     -    $          -   $      -   $     -
                                                =======   =======    ============   ========   =======

Page 3 of 4
                         GOODYEAR TIRE & RUBBER COMPANY
                       FORM OF BORROWING BASE CERTIFICATE
                  FOR THE PERIOD ENDED _______________________
                                  ($ IN 000'S)

Calculation of available Inventory

                                                                     N.A.T.     RETAIL    EPD    WINGFOOT     TOTAL
                                                                   ---------    ------   -----   --------    -------
Total Inventory                                                    $       -    $    -   $   -   $      -    $     -
                                                                   ---------    ------   -----   --------    -------
Total Finished Goods                                               $       -    $    -   $   -   $      -    $     -
                                                                   ---------    ------   -----   --------    -------
Less Ineligibles:
   Not solely owned by Borrower or Grantor                                 -         -       -          -          -
   Located outside the US & Canada                                         -         -       -          -          -
   Not at / intransit between Permitted Inventory Locations                -         -       -          -          -
   In transit / in transit on the water                                    -         -       -          -          -
   Not  saleable/sold in ordinary course (engineering stores,
   supplies, packaging, etc)                                               -         -       -          -          -
   No first lien                                                           -         -       -          -          -
   Consigned inventory at customer location                                -         -       -          -          -
   At or intransit to/from third party processor                           -         -       -          -          -
   Obsolete, unmerchantable, off spec w/out a ready market                 -         -       -          -          -
   Return to vendor                                                        -         -       -          -          -
   Does not meet governmental standards                                    -         -       -          -          -
   Casings (held for retreading of truck tires)                            -         -       -          -          -
   Shipped not billed                                                      -         -       -          -          -
   Other (per terms of the Credit Agreement)                               -         -       -          -          -
                                                                   ---------    ------   -----   --------    -------
Total ineligibles                                                          -         -       -          -          -

Inventory Reserves
   Reserve for damaged inventory                                           -         -       -          -          -
   Favorable variance reserve                                              -         -       -          -          -
   Intracompany/Intercompany profit reserve                                -         -       -          -          -
                                                                   ---------    ------   -----   --------    -------
   Lower of cost or market reserve                                         -         -       -          -          -
Total Inventory Reserves

Additional Inventory Reserves
   Slow moving inventory reserve                                           -         -       -          -          -
   Private label inventory reserve                                         -         -       -          -          -
   Freight, duties, insurance reserve                                      -         -       -          -          -
   Shrink reserve                                                          -         -       -          -          -
   Other reserves (per terms of Credit Agreement)                          -         -       -          -          -
                                                                   ---------    ------   -----   --------    -------
Total Additional Inventory Reserves                                        -         -       -          -          -

Adjusted Eligible Finished Goods                                           -         -       -          -          -
                                                                   ---------    ------   -----   --------    -------
   Advance rate                                                           70%       70%     70%        70%        70%
                                                                   ---------    ------   -----   --------    -------
Available finished goods                                           $       -    $    -   $   -   $      -    $     -
                                                                   =========    ======   =====   ========    =======

                         GOODYEAR TIRE & RUBBER COMPANY
                       FORM OF BORROWING BASE CERTIFICATE
                  FOR THE PERIOD ENDED _______________________
                                  ($ IN 000'S)

Calculation of available Inventory (continued)

                                                                     N.A.T.     RETAIL    EPD    WINGFOOT     TOTAL
                                                                   ---------    ------   -----   --------    -------
Total Raw Materials & Work In Process                              $       -    $    -   $   -   $      -    $     -
                                                                   ---------    ------   -----   --------    -------
Less  Ineligibles:
      Not solely owned by Borrower or Grantor                              -         -       -          -          -
      Located outside the US & Canada                                      -         -       -          -          -
      Not at / intransit between Permitted Inventory Locations             -         -       -          -          -
      In transit / in transit on the water                                 -         -       -          -          -
      Not  saleable/sold in ordinary course (engineering stores,
      supplies, packaging, etc)                                            -         -       -          -          -
      No first lien                                                        -         -       -          -          -
      Work in process to be converted to Raw Material                      -         -       -          -          -
      Consigned inventory at customer location                             -         -       -          -          -
      At or intransit to/from third party processor                        -         -       -          -          -
      Obsolete, unmerchantable, off spec w/out a ready market              -         -       -          -          -
      Return to vendor                                                     -         -       -          -          -
      Does not meet governmental standards                                 -         -       -          -          -
      Casings (held for retreading of truck tires)                         -         -       -          -          -
      Shipped not billed                                                   -         -       -          -          -
      Reserve for freight, duties, and insurance -held at dock             -         -       -          -          -
      Other (per terms of the Credit Agreement)                            -         -       -          -          -
                                                                   ---------    ------   -----   --------    -------
Total Ineligibles                                                          -         -       -          -          -

Eligible Raw Materials & Work In Process                                   -         -       -          -          -
      Advance Rate                                                        40%       40%     40%        40%        40%
                                                                   ---------    ------   -----   --------    -------
      Available raw materials & work in process                            -         -       -          -          -
                                                                   ---------    ------   -----   --------    -------

Available inventory                                                        -         -       -          -          -
                                                                   ---------    ------   -----   --------    -------
Less: Rent Reserve (3 MOS.)                                                -         -       -          -          -
      Priority Payables Reserve                                            -         -       -          -          -
                                                                   ---------    ------   -----   --------    -------
Inventory Advance Amount                                           $       -    $    -   $   -   $      -    $     -
                                                                   =========    ======   =====   ========    =======
Effective Advance Rate ( Inventory Advance Amount / Total
      Inventory)                                                                                                    %
                                                                                                             -------

                                                                      SCHEDULE 1
                                                                    TO EXHIBIT F

                        GOODYEAR TIRE AND RUBBER COMPANY
                  COLLATERAL MONITORING REPORTING REQUIREMENTS
                      DOCUMENTS TO BE SUBMITTED TO THE BANK

The BBC (as outlined in Exhibit F is to be submitted on a monthly basis by the 15th calendar day subsequent to month end (for Accounts Receivable, Inventory and Other as noted below), with all information and documents under "Accounts Receivable" below due within two days thereafter. The Accounts Receivable information shall be provided for the following divisions: Tire, General Products, Canada, and Wingfoot unless otherwise noted or requested by the Agent. The Inventory information shall be provided for the following divisions unless otherwise noted or requested by the Agent: North American Tire Division, Retail Division, Engineered Products Divsion, Chemical Product Division and Wingfoot Division. All other information shall be provided on a consolidated basis for Goodyear North America and Canada.

-     BBC AS OUTLINED IN EXHIBIT F

-     ACCOUNTS RECEIVABLE:

      1) A monthly rollforward of the A/R aging. The monthly rollforward should separately identify beginning of the month A/R aging balance, gross billings, cash receipts, credit memos and other adjustments issued (recorded directly to the aging), write-offs, other debit and credit adjustments (if significant, please provide explanation), end of month A/R aging balance and should be supported by the following system generated information:

            -     Summary totals of A/R aging.

            -     Total amount of invoices/sales.

            -     Total amount of cash receipts.

                  - Total amount of credits and adjustments (should include credit memos issued, write-offs, returns, discounts and other credit adjustments).

      2) Terms, addresses, credit ratings and aging of top 10 customer accounts receivable balances per the most recent aging.

      3) Accounts receivable aging, consolidated and for each subsidiary.

      4) Reconciliations of A/R aging report to the general ledger and financial statements

      5) Supporting documentation (system generated extract report where applicable) for the A/R ineligibles as per the Credit Agreement and Borrowing Base Certificate as follows:

Unapplied cash                                   Consignment invoices
No title                                         Progress billing
> 60 days past due                               Affiliated / Intercompany
Cross age @ 35%                                  Disputes/Chargebacks
Bankruptcy                                       Contra accounts
Foreign                                          Extended terms
Government                                       Cash on delivery
Security deposits / progress payment             Concentration cap
No first lien                                    Credit reclass
Cash in advance                                  Volume rebate reserves
Notes receivable                                 Cash discount reserves
Non trade                                        Federal excise taxes reserve
Rent invoices                                    Warranty Reserve
Bill and hold                                    Dilution Reserve

                        GOODYEAR TIRE AND RUBBER COMPANY
                  COLLATERAL MONITORING REPORTING REQUIREMENTS
                      DOCUMENTS TO BE SUBMITTED TO THE BANK

-     INVENTORY:

      1) Summary of inventory by component (i.e., raw materials, finished goods), product group and location.

      2)    Summarized inventory perpetual reports.

      3)    Gross margin and turnover by product group and location.

      4) Supporting documentation (system generated extract report where applicable) for all Inventory ineligibles as per the Credit Agreement and Borrowing Base Certificate as follows:

Not solely owned by Borrower or Grantor                        Casings (held for retreading of truck tires)
Located outside the US & Canada                                Shipped not billed
Not at / intransit between Permitted Inventory                 Reserve for damaged inventory
Locations
In transit / in transit on the water                           Favorable variance reserve
Not saleable/sold in ordinary course                           Intracompany/Intercompany profit reserve
(engineering stores, supplies, packaging, etc)
No first lien                                                  Lower of cost or market reserve
Work in process to be converted to raw materials               Slow moving inventory reserve
Consigned inventory at customer location                       private label inventory reserve
At or intransit to/from third party processor                  Freight, duties,insurance reserve

Obsolete, unmerchantable, off spec w/out a                     Shrink reserve
ready market
Return to vendor                                               Rent Reserve (3 MOS.)
Does not meet governmental standards                           Priority Payables Reserve

      5) Reconciliation of perpetual inventory reports to general ledger and financial statements.

-     OTHER:

      1)    Consolidated accounts payable balance.

      2)    Top five aged vendor payable balances.

      3)    Cash, Cash Equivalents, and Facility Liquidity Schedule

SUBMIT TO:  Lisa Dee
            JPMorgan Chase
            IB ABL Portfolio Management Group
            270 Park Avenue, 5th floor
            New York, NY 10017
            tel: 212-270-6265

                                                                         ANNEX I


                        CERTIFICATE OF FINANCIAL OFFICER
                        TO THE BORROWING BASE CERTIFICATE


      Reference is made to the Amended and Restated First Lien Credit Agreement dated as of April 20, 2007 (as amended, restated or modified and in effect on the date hereof, the "Credit Agreement"), among The Goodyear Tire & Rubber Company (the "Borrower"), the Lenders party thereto, the Issuing Banks party thereto, Citicorp USA, Inc., as Syndication Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes the certificate of Financial Officer required to be delivered pursuant to Section 5.09(b) of the Credit Agreement at the time of delivery of a Borrowing Base Certificate.

      The undersigned, a Financial Officer of the Borrower, hereby certifies to the Administrative Agent and each other Secured Party that as of the date hereof, to the best of such officer's knowledge:

      (i) the aggregate cash and cash equivalents of the Borrower and its Subsidiaries held in the United States is:
            ____________________,

      (ii) the aggreagate cash and cash equivalents of the Borrower and its Subsidiaries held other than in the United States is:
            ____________________,

      (iii) for each of the Credit Agreement and the European Facilities Agreement, the undrawn amount available to be drawn thereunder is:
            ___________________ and ___________________, respectively,

      (iv) the aggregate accounts payable position of the Borrower and the Domestic Subsidiaries is:
            _____________________, and

      (v)   Available Cash is:
            _________________________

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Financial Officer's Certificate on this __ day of _________, 20__.

                                                  ______________________________
                                                  Name:
                                                  Title:

                                                                       EXHIBIT G

                            FORM OF RESTATEMENT DATE
                             PERFECTION CERTIFICATE

      Reference is made to (i) the Amended and Restated First Lien Credit Agreement, dated as of April 20, 2007 (the "Credit Agreement"), among The Goodyear Tire & Rubber Company (the "Borrower"), the Lenders party thereto, the Issuing Banks party thereto, Citicorp USA, Inc., as Syndication Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent, and (ii) the Reaffirmation Agreement, dated as of April 20, 2007 (the "Reaffirmation Agreement"), among the Borrower, the Subsidiaries of the Borrower named therein and JPMorgan Chase Bank, N.A., as collateral agent (in such capacity, the "Collateral Agent"). Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement.

      The undersigned, a Financial Officer and a legal officer, respectively, of the Borrower, hereby certifies to the Administrative Agent and each other Secured Party, as follows:

      1. Names. (a) Set forth below is the exact legal name of (i) each Domestic Subsidiary and each other North American Subsidiary, in each case other than any Subsidiary that (A) is an Excluded Subsidiary, (B) is a Consent Subsidiary, or
(C) has consolidated assets not greater than $10,000,000 as of December 31, 2006, or, if later, as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b) of the Credit Agreement, and (ii) any other Grantor:

      (b) Set forth below is the exact legal name of each Domestic Subsidiary and each other North American Subsidiary, in each case that (a) has consolidated assets not greater than $10,000,000, as of December 31, 2006, or, if later, as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b) of the Credit Agreement, and
(c) is not a Consent Subsidiary or an Excluded Subsidiary:

      (c) Schedule 1 hereto sets forth the legal name of each Consent
Subsidiary.

      (d) Set forth below is each legal name (other than the one provided in Section 1) that each Grantor has had in the five years preceding the Restatement Date, together with the date of the relevant change:

      (e) The following is a list of all other names (including trade names or similar appellations) used by each Grantor in connection with the conduct of its business or the ownership of its properties at any time during the five years preceding the Restatement Date:

Grantor                                   Other Names
------------------------------            -----------------------------

      (f) Set forth below is the organizational identification number, if any, as of the date hereof, issued by the jurisdiction of formation of each Grantor that is a registered organization:

                                                  Organizational
Grantor                    Jurisdiction           Identification Number
------------------         ------------------     ------------------------------

      (g) Set forth below is the US Federal Taxpayer Identification Number of each Grantor as of the date hereof:

                                                                               3

                            Federal Taxpayer
Grantor                     Identification Number
--------------------        ----------------------------------

      2. Current Locations. (a) The chief executive office of each Grantor as of the date hereof is located at the address set forth opposite its name below:

Grantor              Mailing Address                     County
----------------     ------------------------------      -----------------

      3. Stock Ownership and other Equity Interests. Schedule 3A hereto is a true and correct list of all the Equity Interests in Subsidiaries (other than Equity Interests in Luxembourg Finance and Excluded Equity Interests) owned by any Grantor as of the date hereof and required to be pledged under the Guarantee and Collateral Agreement and the record and beneficial owners of such Equity Interests. Schedule 3B hereto is a true and correct list of all Excluded Equity Interests owned by any Grantor as of the date hereof.

      4. Debt Instruments. Schedule 4 hereto is a true and correct list of all Instruments constituting Article 9 Collateral as of the date hereof and representing Indebtedness in excess of $3,000,000.

      5. US Intellectual Property. Schedule 5(A) hereto sets forth information sufficient for filing in proper form with the United States Patent and Trademark Office with respect to all of the Material Intellectual Property of each Grantor (other than Goodyear Canada, Inc.) consisting of US Patents and US Trademarks, including the name of the registered or beneficial owner, the registration or patent number, and the registration date or date granted for each such Patent and Trademark owned by any such Grantor. Schedule 5(B) hereto sets forth information sufficient for filing in proper form with the United States Copyright Office with respect to all of each Grantor's Material Intellectual Property consisting of Copyrights, including the name of the registered owner, the registration number and the registration date of each Copyright owned by any such Grantor.

      6. Canadian Intellectual Property. Schedule 6 hereto sets forth information sufficient for filing in proper form with the Canadian Intellectual Property Office with respect to all of the Material Intellectual Property of each Grantor consisting of Canadian Trademarks, including the name of the registered or beneficial owner, the registration number and the registration date or date granted for each such owned by any such Grantor.

      7. Deposit Accounts. Schedule 7 hereto is a true and correct list of all Deposit Accounts that constitute Collateral as of the date hereof and are maintained by each Grantor, including the name of the depositary institution, the type of account and the account number (with each Deposit Account which is not part of the Lockbox System indicated by an "N").

      IN WITNESS WHEREOF, the undersigned have duly executed this perfection certificate on this ____ day of April, 2007.

                                            THE GOODYEAR TIRE & RUBBER COMPANY,

                                                by
                                                  ------------------------------
                                                   Name:
                                                   Title:

                                                by
                                                  ------------------------------
                                                   Name: C. Thomas Harvie
                                                   Title: Senior Vice President,
                                                   General Counsel & Secretary

                                   SCHEDULE 1

                              Consent Subsidiaries

                                   SCHEDULE 3A

                            Pledged Equity Interests

                                   SCHEDULE 3B

                            Excluded Equity Interests

                                   SCHEDULE 4

                                Debt Instruments

                                   SCHEDULE 5A

                       Material US Patents and Trademarks

                                   SCHEDULE 5B

                             Material US Copyrights

                                   SCHEDULE 6

                          Material Canadian Trademarks

                                   SCHEDULE 7

                                Deposit Accounts

                                                                       EXHIBIT H

                                     FORM OF

                        REAFFIRMATION AGREEMENT dated as of April 20, 2007 (this
                  "Agreement"), among THE GOODYEAR TIRE & RUBBER COMPANY ("Goodyear"), the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY identified as Grantors and Guarantors under the Security Documents referred to below (collectively with Goodyear, the "Reaffirming Parties") and JPMORGAN CHASE BANK, N.A. as Administrative Agent and Collateral Agent under the Restated Credit Agreement referred to below.

            Goodyear has requested that the First Lien Credit Agreement dated as of April 8, 2005, among Goodyear, the Lenders party thereto, the Issuing Banks party thereto, the Documentation Agents party thereto, Citicorp USA, Inc., as Syndication Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (the "Credit Agreement"), be amended and restated in the form of the Amended and Restated First Lien Credit Agreement dated as of the date hereof among Goodyear, the Lenders party thereto, the Issuing Banks party thereto, the Documentation Agents party thereto, Citicorp USA, Inc., as Syndication Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (the "Restated Credit Agreement"), and that the Guarantee and Collateral Agreement (as defined in the Credit Agreement) be amended as set forth in Section 1(b) below. Capitalized terms used but not defined herein have the meaning given them by the Restated Credit Agreement.

            Each of the Reaffirming Parties is party to one or more of the Security Documents referred to in the Credit Agreement, and each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Restated Credit Agreement becoming effective and the consummation of the transactions contemplated thereby. The execution and delivery of this Agreement is a condition precedent to the effectiveness of the Restated Credit Agreement and the consummation of the transactions contemplated thereby.

            In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

            SECTION 1. Reaffirmation. (a) Each of the Reaffirming Parties confirms that (i) the security interests granted by it under the Security Documents and in existence immediately prior to the Restatement Date shall continue in full force and effect on the terms of the respective Security Documents and (ii) on the Restatement Date the Obligations under the Restated Credit Agreement shall constitute "Obligations" under the Guarantee and Collateral Agreement as amended by paragraph (b) below (as so amended, the "Amended GCA") and "secured obligations" (however defined) under the other Security Documents (subject to any limitations set forth in the Amended GCA or such other Security Documents). Each party hereto confirms that the intention of the parties is that each of the Guarantee and Collateral Agreement and each other Security Document shall not terminate on the Restatement Date and shall continue in full force and effect as amended or amended and restated by the Restated Credit Agreement, this Agreement or otherwise.

            (b) The references to Section "6.06(e)" of the Credit Agreement in
Section 12.13(d) of the Guarantee and Collateral Agreement are hereby replaced with references to Section "6.04(c)".

            (c) On the Restatement Date, (i) the term "Credit Agreement", as used in the Security Documents, shall mean the Restated Credit Agreement and
(ii) the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import, as used in the Amended GCA, shall, unless the context otherwise requires, refer to the Guarantee and Collateral Agreement as amended hereby.

            SECTION 2. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 3. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 4. Expenses. Goodyear agrees to reimburse the Administrative Agent and the Collateral Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP and other counsel for the Administrative Agent and the Collateral Agent.

            SECTION 5. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            SECTION 6. No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Restated Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Restated Credit Agreement or the Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Restated Credit Agreement or the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Restated Credit Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower or any Guarantor or any Grantor under any Security Document from any of its obligations and liabilities under the Restated Credit Agreement or the Security Documents. Each of the Restated
Credit Agreement and the Security Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or by the Amendment Agreement or in connection herewith and therewith.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                           THE GOODYEAR TIRE & RUBBER COMPANY,

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                       THE GOODYEAR TIRE & RUBBER COMPANY
                       FIRST LIEN REAFFIRMATION AGREEMENT

                                           JPMORGAN CHASE BANK, N.A., as
                                           Administrative Agent and Collateral
                                           Agent,

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                       THE GOODYEAR TIRE & RUBBER COMPANY
                       FIRST LIEN REAFFIRMATION AGREEMENT

                                    GRANTORS AND GUARANTORS

                                           BELT CONCEPTS OF AMERICA, INC.,

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                                           CELERON CORPORATION,

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                                           COSMOFLEX, INC.,

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                                           DAPPER TIRE CO, INC.,

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                       THE GOODYEAR TIRE & RUBBER COMPANY
                       FIRST LIEN REAFFIRMATION AGREEMENT

                                           DIVESTED COMPANIES HOLDING COMPANY,

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                                           DIVESTED LITCHFIELD PARK
                                           PROPERTIES, INC.,

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                                           GOODYEAR ENGINEERED PRODUCTS
                                           CANADA, INC.,

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                                           GOODYEAR ENGINEERED PRODUCTS
                                           INTERNATIONAL, INC.,

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                       THE GOODYEAR TIRE & RUBBER COMPANY
                       FIRST LIEN REAFFIRMATION AGREEMENT

                                           GOODYEAR ENGINEERED PRODUCTS
                                           THAILAND, INC.,

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                                           GOODYEAR FARMS, INC.,

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                                           GOODYEAR INTERNATIONAL CORPORATION,

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                                           GOODYEAR WESTERN HEMISPHERE
                                           CORPORATION,

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                                           THE KELLY-SPRINGFIELD TIRE
                                           CORPORATION,

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                       THE GOODYEAR TIRE & RUBBER COMPANY
                       FIRST LIEN REAFFIRMATION AGREEMENT

                                           WHEEL ASSEMBLIES INC.,

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                                           WINGFOOT COMMERCIAL TIRE
                                           SYSTEMS, LLC,

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                                           WINGFOOT VENTURES EIGHT INC.,

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                                           GOODYEAR CANADA INC.,

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                                             by
                                               --------------------------------
                                               Name:
                                               Title:

                       THE GOODYEAR TIRE & RUBBER COMPANY
                       FIRST LIEN REAFFIRMATION AGREEMENT